    As filed with the Securities and Exchange Commission on August 27, 2004

                                                     1933 Act File No. 2-50409
                                                     1940 Act File No. 811-2464

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------


                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 52
                                      AND
                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 45


                             MFS(R) SERIES TRUST IX
                   (formerly known as MFS Fixed Income Trust)
               (Exact Name of Registrant as Specified in Charter)

               500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
       James R. Bordewick, Jr., Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
                    (Name and Address of Agent for Service)

                 Approximate Date of Proposed Public Offering:
 It is proposed that this filing will become effective (check appropriate box)

         |_| immediately upon filing pursuant to paragraph (b)

         |X| on August 28, 2004 pursuant to paragraph (b)

         |_| 60 days after filing pursuant to paragraph (a)(i)
         |_| on [date] pursuant to paragraph (a)(i)
         |_| 75 days after filing pursuant to paragraph (a)(ii)
         |_| on [date] pursuant to paragraph (a)(ii) of rule 485.

         If appropriate, check the following box:
         |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

===============================================================================

                                MFS(R) BOND FUND


                 SUPPLEMENT TO THE SEPTEMBER 1, 2004 PROSPECTUS

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated September 1, 2004. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.


You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.

1. RISK RETURN SUMMARY

   PERFORMANCE TABLE. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. PLEASE NOTE THAT YOU WILL FIND PERFORMANCE RETURNS, AFTER THE DEDUCTION OF CERTAIN TAXES, FOR CLASS A SHARES OF THE FUND, TOGETHER WITH RETURNS OF ONE OR MORE BROAD MEASURES OF MARKET PERFORMANCE, IN THE PERFORMANCE TABLE OF THE PROSPECTUS. The table is supplemented as follows:


   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003):

     Returns Before Taxes           1 Year           5 Year          10 Year
     --------------------           ------           ------          -------
     Class I shares                  9.87%           6.77%            6.87%

The fund commenced investment operations on May 8, 1974 with the offering of class A shares, and subsequently offered class I shares on January 2, 1997. Performance for class I shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to reflect that class I shares bear no sales charges, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in lower performance than class I shares would have experienced had they been offered for the entire period.


2. EXPENSE SUMMARY

   EXPENSE TABLE. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

                                                                       CLASS I

     Maximum Sales Charge (Load) Imposed on Purchases (as a
       percentage of offering price) ...............................     None
     Maximum Deferred Sales Charge (Load) (as a percentage of
       original purchase price or redemption proceeds, whichever
       is less) ....................................................     None
     Maximum Redemption Fee (as a percentage of amount
       redeemed), if applicable (##) ...............................      2.00%


   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


     Management Fees                                                      0.39%
     Distribution and Service (12b-1) Fees..........................      None
     Other Expenses(1) .............................................      0.25%
                                                                          -----
     Total Annual Fund Operating Expenses(1)........................      0. 64%
       Fee Reductions(3)............................................     (0.09)%
                                                                          -----
     Net Expenses...................................................      0.55%

----------------

 ## A redemption fee of 2.00% is charged on proceeds from redemptions and exchanges made within 5 business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" in the fund's prospectus.

(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The Fund have or may enter into other expense reduction or recapture arrangements which would also have the effect of reducing fund expenses. "Other Expenses" do not take into account the expense reduction and are therefore higher than the actual expense of the fund. Had these expense reductions been taken into account "Total Annual Fund Operating Expenses" and "Net Expenses" would be lower.

(2) Represents a contractual management fee reduction effective March 1, 2004. See "Management of the Fund - Investment Adviser" in the prospectus.


EXAMPLE OF EXPENSES.

These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The "Example of Expenses" table is supplemented as follows:


      SHARE CLASS               YEAR 1        YEAR 3       YEAR 5       YEAR 10
      -----------               ------        ------       ------       -------
      Class I shares             $56          $176           $313        $757


3. DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:


    o certain retirement plans established for the benefit of employees and former employees (and certain of their relatives) of MFS and employees and former employees (and certain of their relatives) of MFS' affiliates;


    o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds;

    o any retirement plan, endowment or foundation which:

        > has, at the time of purchase of class I shares, aggregate assets of at least $100 million, and

        > invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).


    o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds; and


    o certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.


In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above and may accept purchases that do not meet these dollar qualifications requirements.


4. HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:


You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). Subject to the Fund's Exchange Limitation Policies as described in the prospectus, you may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

Class I shares


Years ended 4/30                                             2004           2003           2002          2001           2000
                                                             ----           ----           ----          ----           ----
Net asset value. beginning of period                        $13.03         $12.27         $12.35        $12.03         $13.09
                                                            ------         ------         ------        ------         ------
Income from investment operations#(S)(S)
   Net investment income                                    $ 0.69         $ 0.67         $ 0.79        $ 0.90         $ 0.91
   Net realized and unrealized gain (loss) on
     investments and foreign currency                        (0.04)          0.89           0.01          0.32          (1.08)
                                                            ------         ------         ------        ------         ------
Total from investment operations                            $ 0.65         $ 1.56         $ 0.80        $ 1.22         $(0.17)
                                                            ------         ------         ------        ------         ------
Less distributions declared to shareholders
   From net investment income                               $(0.75)        $(0.80)        $(0.80)       $(0.90)        $(0.89)
   In excess of net investment income                         --             --            (0.08)          --             --
Total distributions declared to shareholders                $(0.75)        $(0.80)        $(0.88)       $(0.90)        $(0.89)
                                                            ------         ------         ------        ------         ------
Net asset value, end of period                              $12.93         $13.03         $12.27        $12.35         $12.03
                                                            ------         ------         ------        ------         ------
Total return (%)                                              5.06          13.17           6.64         10.55          (1.21)
Ratios (%) to average net assets and
Supplemental data(S)
Expenses##                                                    0.63           0.62           0.64          0.63           0.62
Net investment income(S)(S)                                   5.25           5.73           6.39          7.30           7.26
Portfolio turnover                                              73            112             206          289             290
Net assets at end of period (000 Omitted)                  $41,613        $53,249         $17,071      $14,459          $6,873

(S) The investment adviser contractually waived a portion of its fee for periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                        $0.69        $   --          $   --       $   --           $  --
Ratios (%) (to average net assets):
Expenses##                                                    0.64+           --              --           --              --
Net investment incomess(S)                                    5.24+           --              --           --              --

----------------
     + Annualized.

     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       April 30, 2002, was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.12%. Per share, ratios, and supplemental data for the periods prior to May 1, 2001, have not been restated to reflect this change in presentation.


               THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 1, 2004.

Class A Shares             Class 529A Shares
Class B Shares             Class 529B Shares
Class C Shares             Class 529C Shares
Class R1 Shares
Class R2 Shares


-------------------------------------------------------------------------------


MFS(R) BOND FUND                                              PROSPECTUS 9/1/04


This Prospectus describes the MFS Bond Fund. The fund's main investment objective is to provide as high a level of current income as is believed to be consistent with prudent risk. Its secondary objective is to protect shareholders' capital.

TABLE OF CONTENTS
-----------------------------------------------------------------------------


RISK RETURN SUMMARY                                                         1
-----------------------------------------------------------------------------
EXPENSE SUMMARY                                                            10
-----------------------------------------------------------------------------
CERTAIN INVESTMENT STRATEGIES AND RISKS                                    13
-----------------------------------------------------------------------------
MANAGEMENT OF THE FUND                                                     14
-----------------------------------------------------------------------------
DESCRIPTION OF SHARE CLASSES                                               16
-----------------------------------------------------------------------------
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES                                25
-----------------------------------------------------------------------------
OTHER INFORMATION                                                          33
-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                       37
-----------------------------------------------------------------------------
APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES                            A-1


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

---------------------
I RISK RETURN SUMMARY
---------------------

o   INVESTMENT OBJECTIVE

    The fund's main investment objective is to provide as high a level of current income as is believed to be consistent with prudent risk. Its secondary objective is to protect shareholders' capital. The fund's objectives may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The fund invests, under normal market conditions, at least 80% of its net assets in the following fixed income securities:

    o Corporate bonds, which are bonds or other debt obligations issued by corporations or other similar entities.


    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities or a government sponsored enterprise. Certain U.S. Government securities in which the fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association
      (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

    o Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables or credit card receivables.


    While the fund may purchase corporate bonds which have been assigned lower credit ratings by credit rating agencies (commonly known as junk bonds), it focuses on investment grade bonds. These bonds are rated in the higher rating categories by credit rating agencies or are unrated and considered by Massachusetts Financial Services Company (referred to as MFS or the adviser) to be comparable in quality.

    In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis. MFS focuses on securities of issuers our analysts believe have solid or improving credit fundamentals.

    The fund may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies.

    The fund may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

    o futures and forward contracts,

    o options on futures contracts, foreign currencies, securities and bond indices,

    o structured notes and indexed securities, and

    o swaps, caps, floors and collars.


o   PRINCIPAL RISKS OF AN INVESTMENT


    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in the fund are:

    o Allocation Risk: The fund will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The fund could miss attractive investment opportunities by underweighting markets where there are significant returns, or could lose value by overweighting markets where there are significant declines.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund's portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the fund's fixed income investments will affect the volatility of the fund's share price.


    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that many U.S. Government securities in which the Fund may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.


    o Liquidity Risk: The fixed income securities purchased by the fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the fund's performance.

    o Junk Bond Risk:

        > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Mortgage-Backed and Asset-Backed Securities Risk:

        > Maturity Risk:


            + Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.


                > When interest rates fall, homeowners are more likely to
                  prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

                > When interest rates rise, homeowners are less likely to
                  prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            + Collateralized Mortgage Obligations: The fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturies first. By investing in CMOs, the fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


        > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on certain U.S. Government mortgage-backed securities. Mortgage-backed securities and asset- backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees. Investors should note that many U.S. Government securities in which the fund may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:


        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investments in foreign securities described above are heightened when investing in emerging markets countries.

    o Derivatives Risk:

        > Hedging Risk: When a derivative is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

        > Correlation Risk: When the fund uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

        > Investment Risk: When the fund uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The fund is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

        > Availability Risk: Derivatives may not be available to the fund upon acceptable terms. As a result, the fund may be unable to use derivatives for hedging or other purposes.

        > Credit Risk: When the fund uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.


    o As with any mutual fund, you could lose money on your investment in the fund.


      An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares for the past ten calendar years. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


              1994                          (4.46)%
              1995                          21.47%
              1996                           3.94%
              1997                          10.35%
              1998                           4.47%
              1999                          (1.97)%
              2000                           8.78%
              2001                           7.78%
              2002                           8.64%
              2003                           9.46%

      The total return for the fund's class A shares for the six-month period ended June 30, 2004 was 0.31%. During the period shown in the bar chart, the highest quarterly return was 7.74% (for the calendar quarter ended June 30, 1995) and the lowest quarterly return was (3.58)% (for the calendar quarter ended March 31, 1994).


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2003)
    ..........................................................................

                                                  1 Year     5 Years    10 Years
    RETURNS BEFORE TAXES

    Class B Shares, with CDSC (Declining
      Over 6 Years From the End of the
      Calendar Month of Purchase From 4% to 1%)    4.80%       5.39%       5.87%

    Class C Shares, with CDSC (1% for First
      Year From the End of the Calendar
      Month of Purchase)                           7.72%       5.70%       5.88%

    Class R1 Shares, at Net Asset Value            9.25%       6.40%       6.61%

    Class R2 Shares, at Net Asset Value            9.38%       6.43%       6.62%

    Class 529A Shares, with Initial Sales
      Charge (4.75%)                               3.95%       5.34%       6.08%

    Class 529B Shares, with CDSC (Declining
      Over 6 Years From the End of the
      Calendar Month of Purchase From 4% to 1%)    4.45%       5.84%       6.49%

    Class 529C Shares, with CDSC (1% for
      First Year From the End of the
      Calendar Month of Purchase)                  7.45%       6.16%       6.49%

    Class A Shares, with Initial Sales
      Charge (4.75%)                               4.26%       5.42%       6.11%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)

    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales
      Charge (4.75%)                               2.26%       2.80%       3.38%

    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A
      Shares, with Initial Sales Charge (4.75%)    2.72%       2.94%       3.45%

    BENCHMARK COMPARISONS

    Lehman Brothers Government/Credit
    Index*+                                        4.67%       8.04%       6.98%

    -----------
    * The Lehman Brothers Government/Credit Index measures the performance of the investment-grade bond market.
    + Source: Standard & Poor's Micropal, Inc.

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, Section 529 qualified tuition programs or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


      The fund commenced investment operations on May 8, 1974 with the offering of class A shares and subsequently offered class B shares on September 7, 1993, class C shares on January 3, 1994, class 529A, class 529B and class 529C shares on July 31, 2002, class R1 shares on December 31, 2002 and class R2 shares on October 31, 2003.

      Performance for share classes offered after class A shares ("Newer Classes") includes the performance of the fund's class A shares (the "Initial Class") for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to the Newer Classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance the Newer Classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for Newer Classes with higher operating expenses than the Initial Class, and lower performance for Newer Classes with lower operating expenses than the Initial Class.

      The fund now has more than one class of shares with at least a 10 year performance history -- the longest period shown in the fund's prospectus, shareholder reports and sales and marketing literature. Accordingly, for periods ending on and after March 31, 2004, blended performance presentations for the fund's Newer Classes will reflect the prior performance of the class with at least a 10 year performance history that has the most similar level of operating expenses as the Newer Class (not necessarily the Initial Class). The new blending methodology will result in the same or lower total rates of return than were previously shown.

      Because this change will apply to performance periods ending on or after March 31, 2004, the fund will continue to use the prior methodology in future documents that show blended performance through periods ended prior to that date. For example, because this prospectus shows calendar year performance, the new methodology will not be reflected in the fund's prospectus until it is next annually updated on September 1, 2005.


      If you would like the fund's current yield, contact the MFS Service Center at the toll free number set forth on the back cover page.

------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

    SHAREHOLDER FEES (fees paid directly from your investment)
    ...........................................................................


                               CLASS A    CLASS B    CLASS C
                                 AND        AND        AND      CLASS  CLASS
                             CLASS 529A  CLASS 529B  CLASS 529C  R1     R2

    Maximum Sales Charge
    (Load) Imposed on
    Purchases (as a
    percentage of
    offering price)            4.75%         None      None     None    None

    Maximum Deferred
    Sales Charge (Load)
    (as a percentage of
    original purchase
    price or redemption
    proceeds, whichever
    is less)               See Below(#)     4.00%     1.00%     None    None

    Maximum Redemption
    Fee (as a percentage
    of amount redeemed),
    if applicable (##)            2.00%     2.00%     2.00%    2.00%   2.00%

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
    ..........................................................................

                               CLASS A   CLASS B   CLASS C  CLASS R1  CLASS R2
    Management Fees .........   0.39%     0.39%     0.39%     0.39%    0.39%

    Distribution and Service
    (12b-1) Fees(1) .........   0.30%     1.00%     1.00%     0.50%    0.50%

    Other Expenses(3) .......   0.25%     0.25%     0.25%     0.25%    0.50%(2)
                                -----     -----     -----     -----   -----
    Total Annual Fund
    Operating Expenses(3) ...   0.94%     1.64%     1.64%     1.14%    1.39%

    Fee Reductions(5) .......  (0.09)%   (0.09)%   (0.09)%   (0.09)%  (0.09)%
                                -----     -----     -----     -----   -----
    Net Expenses(3) .........   0.85%     1.55%     1.55%     1.05%   1.50%
                                -----     -----     -----     -----   -----

                               CLASS      CLASS     CLASS
                                529A      529B      529C

    Management Fees .........   0.39%     0.39%     0.39%

    Distribution and Service
    (12b-1) Fees(1) .........   0.35%     1.00%     1.00%

    Other Expenses(3)(4) ....   0.50%     0.50%     0.50%
                               -----     -----     -----
    Total Annual Fund
    Operating Expenses(3) ...   1.24%     1.89%     1.89%

    Fee Reductions(5) ....... (0.09)%   (0.09)%   (0.09)%
                               -----     -----     -----
    Net Expenses(3) .........   1.15%     1.80%     1.80%
                               -----     -----     -----

    ---------
     (#) For class A only. An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months. (CDSC will age one month on the last day of the month of purchase and each subsequent month). Class 529A shares are not subject to any CDSC.
    (##) A redemption fee of 2% is charged on proceeds from redemptions and exchanges made within 5 business days after acquiring fund shares. The redemption fee does not apply to class R1 or class R2 shares or the 529 share classes. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" below.
     (1) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The maximum distribution and service fees under the plan are: 0.35% annually for class A shares (0.10% distribution fee and a 0.25% service fee); 0.50% annually for each of class R1, Class R2, and class 529A shares (0.25% distribution fee and a 0.25% service fee); and 1.00% annually for each of class B, class C, class 529B and class 529C shares (0.75% distribution fee and a 0.25% service fee). A portion of the class A distribution fee equal to 0.05% is currently not being imposed and may be imposed only with the approval of the board of Trustees which oversees the fund. A portion of the class 529A distribution fee equal to 0.15% is not currently in effect and may be imposed only with the approval of the Board of Trustees which oversees the fund. Assets attributed to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% per annum.
    (2) "Other Expenses" are estimated for the fund's current fiscal year. "Other Expenses" include an annual 0.25% administrative service fee paid by the fund from assets attributable to class R2 shares to MFS for the provision by MFS, or a third party, of various administrative, recordkeeping and communication/educational services.
    (3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may have or enter into other expense reduction or recapture arrangements (which would also have the effect of reducing fund expenses). "Other Expenses" do not take into account the expense reductions, and are therefore higher than the actual expenses of the fund. Had these expense reductions been taken into account, "Total Annual Fund Operating Expenses" and "Net Expenses" would be lower.
    (4) Includes the program management fee described below under "Management of the Fund." The only fees and charges a 529 participant will incur are the fund's sales charges and expenses described in the table above and an annual account maintenance fee and miscellaneous other account fees which may be charged in connection with the administration of the participant's account. See the program description and materials available from your financial representative for details about these account fees.
    (5) Represents a contractual management fee reduction effective March 1, 2004. See "Management of the Fund - Investment Adviser" below.


o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and


    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any contractual fee reductions are in effect (see "Expense Summary - Expense Table" above).

    Although your actual costs may be higher or lower, under these assumptions your costs would be:


    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------


    Class A shares                          $558       $733     $  930    $1,536

    Class B shares(1)
      Assuming redemption at end of
        period                              $558       $790     $1,050    $1,719
      Assuming no redemption                $158       $490     $  850    $1,719

    Class C shares
      Assuming redemption at end of
        period                              $258       $490     $  850    $1,906
      Assuming no redemption                $158       $490     $  850    $1,906

    Class R1 shares                         $107       $334     $  585    $1,347

    Class R2 shares                         $132       $412     $  719    $1,630

    Class 529A shares                       $587       $823     $1,084    $1,867

    Class 529B shares(1)
      Assuming redemption at end of
        period                              $583       $866     $1,181    $2,006
      Assuming no redemption                $183       $566     $  981    $2,006

    Class 529C shares
      Assuming redemption at end of
        period                              $283       $566     $  981    $2,175
      Assuming no redemption                $183       $566     $  981    $2,175

    ----------

    (1) Class B shares convert to class A shares, and class 529B shares convert to class 529A shares, approximately eight years after purchase; therefore, years nine and ten reflect class A and class 529A expenses, respectively.

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o   TEMPORARY DEFENSIVE POLICIES

    In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.


o   ACTIVE OR FREQUENT TRADING

    The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains, as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the fund's performance.

-------------------------
IV MANAGEMENT OF THE FUND
-------------------------


o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $137.4 billion as of the quarter ended June 30, 2004. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to the fund (including portfolio management and trade execution). For the fiscal year ended April 30, 2004, the fund paid MFS an effective management fee rate equal to 0.30% of the average daily net assets of the fund. The management fee set forth in the investment advisory agreement with MFS is 0.39% of the first $1.1 billion and 0.38% in excess of $1.1 billion of the fund's average daily net assets. Before March 1, 2004, MFS contractually agreed to reduce its fee to the annual rate (based on average daily net assets) of 0.39%. Effective March 1, 2004, MFS agreed to a contractual management fee reduction for the fund to an annual rate of 0.25% of the fund's daily net assets. MFS has agreed to maintain these management fee reductions until February 28, 2009 as part of its settlement with the New York Attorney General concerning market timing and related matters.

o   PORTFOLIO MANAGER


    William J. Adams, a vice president of MFS, has been employed by MFS in the investment management area since 1997. Mr. Adams became a portfolio manager of the fund effective July 1, 2000.


o   ADMINISTRATOR


    MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.


      In addition, MFS is responsible for providing certain administrative services with respect to class R2 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of class R2 shares to MFS for the provision of these services.

o   DISTRIBUTOR


    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.


o   SHAREHOLDER SERVICING AGENT


    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.


o   PROGRAM MANAGER(s)

    The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD (or another party contracting with MFD) provides administrative services. The current fee has been established at 0.25% annually of the average net assets of the fund's 529 share classes. The fee may only be increased with the approval of the Board of Trustees that oversees the fund. The services provided by or through MFD include recordkeeping and tax reporting and account services, as well as services designed to maintain the programs' compliance with the Internal Revenue Code (the Code) and other regulatory requirements.

------------------------------
V DESCRIPTION OF SHARE CLASSES
------------------------------


    The fund offers class A, class B, class C, class R1, class R2, class 529A, class 529B and class 529C shares through this prospectus. The fund also offers an additional class of shares, class I shares, which are made available through a separate prospectus supplement provided to the investors eligible to purchase them.

    Class R1 shares and class R2 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Where MFS (or one of its affiliates) is responsible for providing participant recordkeeping services for the eligible retirement plan, the plan will be eligible to purchase class R1 and class R2 shares if it meets certain asset thresholds established and disclosed to the plan sponsor by MFS. Class R1 and class R2 shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and 529 tuition programs. Class R2 shares are available to retirement plans only if either MFS (or one of its affiliates) is responsible for providing participant recordkeeping services or MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative services.


    Class 529A, class 529B and class 529C shares are only offered in conjunction with qualified tuition programs (tuition programs) established in accordance with Section 529 of the Internal Revenue Code (Code). Contributions to these tuition programs may be invested in the fund's class 529A, class 529B or class 529C shares and certain other MFS funds offering these share classes. Earnings on investments in the fund made through such tuition programs may receive favorable tax treatment under the Code, as described further under the caption "Tax Considerations" below. For information on policies, services and restrictions which apply to your account with the tuition program through which your investment in the fund is made, please refer to the description of the tuition program available from your financial representative (the program description).

o   SALES CHARGES


    You may be subject to an initial sales charge when you purchase class A or class 529A shares, or a CDSC when you redeem class A, class B, class C, class 529B or class 529C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived and these circumstances are described below as well as in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from MFS or MFD. See the SAI for details.

o   CLASS A AND CLASS 529A SHARES

    You may purchase class A and class 529A shares at net asset value plus an initial sales charge (referred to as the offering price). In some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within 12 months. Class A and class 529A shares have annual distribution and service fees up to a maximum of 0.35% and 0.50% of net assets annually, respectively.


    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A or class 529A shares differs depending upon the amount you invest, as follows:

                                                SALES CHARGE* AS PERCENTAGE OF:
                                                -----------------------------
                                                  Offering        Net Amount
    Amount of Purchase                              Price          Invested
    Less than $100,000                               4.75%           4.99%
    $100,000 but less than $250,000                  4.00            4.17
    $250,000 but less than $500,000                  2.95            3.04
    $500,000 but less than $1,000,000                2.20            2.25
    $1,000,000 or more                              None**          None**

    ----------
     * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** For class A shares only, a 1% CDSC will apply to such purchases, as discussed below.


    Please see "Class A/529A Sales Charge Waivers or Reductions" below for additional information.

    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase (CDSC will age one month on the last day of the month of purchase, and each subsequent month). Please see "Class A/529A Sales Charge Waivers or Reductions" below for additional information.

o   CLASS A/529A SALES CHARGE WAIVERS OR REDUCTIONS

    Below is a table and brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable sales charge for class A or 529A shares may be waived or reduced. You can also find additional information about these programs and waivers in the SAI and on the fund's website at www.mfs.com under "Mutual Funds," which is available to you free of charge. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial adviser. You must inform your financial adviser or MFSC of your intention to invest in the funds under one of the programs below upon purchasing fund shares. You can provide this information in your account application or through a separate document provided by your financial adviser.

                                                     INVESTMENTS ELIGIBLE FOR:
                                                --------------------------------
                                               WAIVED SALES    REDUCED INITIAL
    PROGRAM                                       CHARGE         SALES CHARGE

    Letter of Intent                                                  X
    Right of Accumulation                                             X

    Reinstatement Privilege                         X
    Automatic Exchange Plan                         X*

    Exchange Privilege                              X*
    Dividend Reinvestment                           X

    Distribution Investment Program                 X
    Other Sales Charge Waivers                      X

    ----------
    * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases. See "Exchange Privilege" below.

    LETTER OF INTENT (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A or class 529A shares if you commit to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund) within a 13 month period (36 months for a $1 million commitment). For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.

      At your request, purchases made during the previous 90 days may be included under your LOI commitment amount. You or your financial adviser must inform the fund that the LOI is in effect each time shares of a fund are purchased.

    RIGHT OF ACCUMULATION (ROA). You may pay a reduced or no initial sales charge on purchases of class A or 529A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund), based on the current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

      LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed
      Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

      Eligible accounts that you may link under LOI and ROA may include:

        o Individual accounts

        o Joint accounts

        o Trust accounts of which you, your spouse or child under the age of 21 is the grantor

        o MFS 529 College Savings Plan accounts

        o Single-Participant Retirement Plan accounts

        o Certain Individual Retirement Accounts

        o UGMA/UTMA Accounts

        o Accounts held in the name of your financial adviser(s) on your behalf

        However, please note that accounts held with the MFS funds in the name of a financial adviser on your behalf can currently be combined with accounts held with the MFS funds in your name directly only if (i) the account is not held under an omnibus account arrangement and (ii) the financial adviser informs the MFS funds (or its agents) that certain accounts should be combined for purposes of the LOI or ROA. In addition, individually held accounts cannot be linked with accounts held in employer-sponsored plans for purposes of LOI or ROA.

        You should provide your financial adviser with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of the ROA or LOI. Such documentation may include shareholder identification numbers or applicable account numbers or account statements (including accounts held with various financial advisers).

    REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without paying a sales charge.

      For shareholders who exercise this privilege after redeeming class A or class 529A shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A or class 529A shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B or class 529B shares you may reinvest your redemption proceeds only into the corresponding class A or class 529A shares. The class A or class 529A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least
    $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A or class 529A shares out of the MFS Cash Reserve Fund into class A or 529A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid such a charge on these shares.

    DIVIDEND REINVESTMENT. You can reinvest dividend and capital gain distributions into your account in the same fund without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without a sales charge.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a sales charge waiver for purchases or redemptions of class A and/or class 529A shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investments (e.g., certain wrap accounts or fund supermarket investments). The fund reserves the right to eliminate, modify or add waivers at any time without providing notice.

o   CLASS B AND CLASS 529B SHARES


    You may purchase class B and class 529B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years from the end of the calendar month of purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B and class 529B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

    The CDSC is imposed according to the following schedule:

                                                            CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                          SALES CHARGE
    ---------------------------------------------------------------------------

    First                                                           4%
    Second                                                          4%
    Third                                                           3%
    Fourth                                                          3%
    Fifth                                                           2%
    Sixth                                                           1%
    Seventh and following                                           0%


    If you hold class B or class 529B shares for approximately eight years, they will convert to class A or class 529A shares of the fund, respectively. All class B and class 529B shares you purchase through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B or class 529B shares in your account convert to class A or class 529A shares, a proportionate number of the class B or class 529B shares in the sub-account will also convert to class A or class 529A shares, respectively. Please see "Class B/529B and Class C/529C Sales Charge Waivers or Reductions" below for additional information.

o   CLASS C AND CLASS 529C SHARES

    You may purchase class C and class 529C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year from the end of the calendar month of purchase, you may be subject to a CDSC of 1.00%. Class C and class 529C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C and class 529C shares do not convert to any other class of shares of the fund. Please see "Class B/529B and Class C/529C Sales Charge Waivers or Reductions" below for additional information.

o   CLASS B/529B AND CLASS C/529C SALES CHARGE WAIVERS OR REDUCTIONS

    Below is a brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable CDSC may be waived or reduced. You can also find additional information about these programs or waivers in the SAI and on the fund's website www.mfs.com under "Mutual Funds," which is available to you free of charge. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial adviser. You or your financial adviser must inform MFSC of your intention to enroll in one of the programs below. You can provide this information in your account application or through a separate document provided by your financial adviser.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least
    $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund of the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying any sales charge.

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares without paying any sales charges upon redemption. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and class C shares redeemed under this plan. Shares redeemed under this plan will not be subject to a redemption fee.

    REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without an initial sales charge.

      For shareholders who exercise this privilege after redeeming class C or class 529C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class C or class 529C shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B or class 529B shares you may reinvest your redemption proceeds only into the corresponding class A or class 529A shares. The class A or shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a CDSC waiver for redemptions of class B, class 529B, class C and class 529C shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs or certain other groups (e.g. affiliated persons of MFS) and with respect to redemptions under certain circumstances (e.g., death or disability of shareholder).

      The fund reserves the right to eliminate, modify and add waivers at any time and without providing advance notice.

o   CLASS R1 AND CLASS R2  SHARES

    Eligible retirement plans may purchase class R1 and class R2 shares at net asset value without an initial sales charge. Class R1 and class R2 shares are not subject to a CDSC, and each has annual distribution and service fees up to a maximum of 0.50% of net assets annually.


o   CALCULATION OF CDSC

    As discussed above, certain investments in class A, class B, class C, class 529B and class 529C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:

    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

    o Purchases of class B, class C, class 529B and class 529C shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

o   DISTRIBUTION AND SERVICE FEES


    The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares, and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to: 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee); 0.50% for each of class R1, class R2 and class 529A shares (a 0.25% distribution fee and a 0.25% service fee); and 1.00% for each of class B, class C, class 529B and class 529C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. Assets attributable to class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% per annum. To the extent the aggregate class A service fees paid under the distribution plan do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the plan for distribution-related services including commissions paid by MFD to dealers upon sale of class A shares. A portion of the class A distribution fee equal to 0.05% is currently not being imposed and may be imposed only with the approval of the board of trustees which oversees the fund. A portion of the class 529A distribution fee equal to 0.15% is not currently in effect and may be imposed only with the approval of the board of trustees which oversees the fund.

o   FINANCIAL ADVISER SUPPORT PAYMENTS

    The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively," "MFD"), out of their own resources, may make additional cash payments to certain financial advisers who support the sale of fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

      MFD may make payments to key financial advisers who provide marketing support. In the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial adviser, on an annual basis. In addition, financial advisers may offer MFS fund shares through specialized programs such as tax deferred retirement programs or qualified tuition programs. MFD may pay a portion of the administrative and marketing costs of a financial adviser relating to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial advisers.

      You can find further details in the SAI about the payments made by MFD and the services provided by your financial adviser. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges.

----------------------------------------------
VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
----------------------------------------------


    You may purchase, exchange and redeem class A, class B, class C, class
    R1, class R2, class 529A, class 529B and class 529C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described above under "Description of Share Classes."

o   HOW TO PURCHASE SHARES


    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is generally $1,000, except for IRA's and 529 share classes, for which the minimum initial investment is $250 per account. In the following circumstances, the minimum initial investment is only $50 per account:

    o if you establish an automatic investment plan;

    o if you establish an automatic exchange plan; or

    o if you establish an account under either:

        > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

        > employer sponsored investment programs.


      The maximum amount you may invest in class B shares with any single purchase request is $99,999, and the maximum amount you may invest in class C shares with any single purchase request is $999,999. The funds or their agents may at their discretion accept a purchase request for class B shares for $100,000 or more under limited circumstances, including by way of example, where a retirement plan is rolling over assets from another account into a pre-existing account maintained in class B shares of the funds.


    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

    o send a check with the returnable portion of your statement;

    o ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.


    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

    VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provided is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the new asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.

    SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. The Code and tuition programs impose a maximum total contribution limitation for designated beneficiaries on behalf of whom assets under tuition programs are held, which may result in a limitation on your ability to purchase the fund's 529 share classes. Please see the program description for details concerning the maximum contribution limitation and its application.


    An account owner of a newly established account under a tuition program in which the designated beneficiary is age 12 or older will not be entitled to purchase class 529B shares, unless the newly established account results from a transfer of registration from another MFS fund account. Additional restrictions may apply and are described in the program description.

o   HOW TO EXCHANGE SHARES


    EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange; rather, the CDSC will carry over to the acquired shares on a proportional basis. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase.

      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. In addition, class A, class R1 and class R2 shares may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in the prospectus).

      Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. In addition, the fund imposes a 2.00% fee on exchanges made within 5 business days after acquiring fund shares. These limitations and policies are described below under the captions "How to Purchase, Exchange and Redeem Shares - Other Considerations" below. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


    SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. Your ability to exchange your class 529A, class 529B or class 529C shares of the fund for corresponding class 529A, class 529B and class 529C shares of other MFS funds may be limited under Section 529 of the Code and the tuition program through which your investment in the MFS funds is made. Please see the program description for details.

o   HOW TO REDEEM SHARES

    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).


      Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. In addition, the fund imposes a 2.00% redemption fee on redemptions made within 5 business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" below.

    REDEEMING DIRECTLY THROUGH MFSC

    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

    o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account by contacting MFSC via the Internet (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.

    o SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares. For class B and class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured from the time you establish this plan). You will incur no CDSC or redemption fee on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

    o FREE CHECKWRITING. You may redeem your class A or class C shares by writing checks against your account. Checks must be for at least $500 and investments made by check must have been in your account for at least 15 days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (see back cover page for address and phone number).

      Shares in your account equal in value to the amount of the check plus the applicable CDSC (if applicable), redemption fee (if applicable) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will not be honored.

    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

o   OTHER CONSIDERATIONS

    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. The MFS funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitations on Exchange Activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest.

      In the event that the MFS funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset value at the conclusion of the delay period.

    EXCHANGE LIMITATION POLICIES. The MFS funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

      LIMITATIONS ON EXCHANGE ACTIVITY. The MFS funds, through their agents, undertake to use their best efforts to exercise the funds' rights to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes

        o three exchanges (each exceeding $10,000 in value) out of an account in an MFS fund with a principal investment policy of investing in global, international, high yield bond or municipal bond securities, or

        o six exchanges (each exceeding $10,000 in value) out of any other MFS fund account during a calendar year. Exchanges made the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These exchange limits are subject to the MFS funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

    LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial advisers and cannot always know or reasonably detect excessive trading which may be facilitated by these financial advisers or by the use of omnibus account arrangements offered by these financial advisers to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial advisers such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial adviser to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a fund.

    EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

      In addition, to the extent that a fund significantly invests in foreign securities traded on markets which may close prior to when the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the fund's valuation time. To the extent that the fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

      To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds which invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

    REDEMPTION FEE. The MFS high yield funds identified below charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

        MFS High Income Fund
        MFS Municipal High Income Fund
        MFS High Yield Opportunities Fund

      All remaining funds in the MFS Family of Funds, except for the MFS Cash Reserve Fund, MFS Money Market Fund and MFS Government Money Market Fund, charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). The funds may determine to change the redemption fee period or amount of redemption fees charged, including in connection with pending Securities and Exchange Commission rules.

      For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

      THE FUNDS' REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

       1. transactions by accounts which the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial adviser such as a broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

       2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

       3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll deduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

       4. transactions by the MFS fund of funds including, without limitation, the MFS Asset Allocation Funds;

       5. transactions following the death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

       6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

       7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

       8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

       9. transactions involving class 529A, 529B, 529C, R1, R2 or J shares of the fund (if offered); and

      10. transactions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a fund).

      In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries, and in connection with pending Securities and Exchange Commission redemption fee rules.

      These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time (which may address such topics as the documentation necessary for the funds to recognize a disability, among others).

      Depending on the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

    IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions. However, if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash when the redemption is at or below $250,000 or 1% of the fund's net assets, whichever is less.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

---------------------
VII OTHER INFORMATION
---------------------

o   PRICING OF FUND SHARES

    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

      To determine net asset value, the fund values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

      The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

      You will receive the net asset value next calculated, after the deduction of applicable sales charges (and the redemption fee, if applicable) and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:

    o MFSC receives your order by the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank); or

    o your financial adviser receives your order by the valuation time and transmits your order to MFSC.

o   DISTRIBUTIONS


    The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.


o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

    o Dividend and capital gain distributions in cash.

    Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


o   TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.


      You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. Some dividends paid in January may be taxable as if they had been paid the previous December.

      The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

      Fund distributions of net capital gains or net short-term capital gains will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      If you are neither a citizen nor a resident of the United States, the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.


    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

    SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. In addition to the tax considerations discussed above, please note the following tax considerations that apply specifically to the ownership of the fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.


      The fund is an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

      Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax (unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied). The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

      The foregoing is only a brief summary of some of the important federal income tax considerations relating to investments in the fund under the tuition programs; you will find more information in the program description. You are urged to consult your own tax adviser for information about the federal estate and gift and the state and local tax consequences of, and impact of your personal financial situation on, an investment in the fund's 529 share classes.


o   UNIQUE NATURE OF FUND

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   VOTING RIGHTS FOR 529 SHARE CLASSES

    Because the account owner may invest in the fund's class 529A, class 529B and class 529C shares indirectly through a tuition program, the account owner may not technically be a shareholder of the fund (rather, a trust or other vehicle established by the state or eligible educational institution through which the investment is made would be the fund's shareholder of record). Therefore, with respect to investments through certain tuition programs, the account owner may not have voting rights in the fund's shares or may only be entitled to vote if the tuition program through which the fund shares are held passes through the voting rights to the account owner. Please see the program description for details.

o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

    The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

------------------------
VII FINANCIAL HIGHLIGHTS
------------------------

    The financial highlights table is intended to help you understand the fund's financial performance for the past five years (or life of a particular class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent registered public accounting firm is Deloitte & Touche LLP.


FOR YEAR ENDED 4/30

CLASS A                                                2004               2003            2002            2001            2000
Net asset value, beginning of period                 $13.03             $12.27          $12.34          $12.02          $13.08
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income                               $0.65              $0.70           $0.76           $0.85           $0.87
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    (0.05)              0.82            0.01            0.34           (1.07)
------------------------------------------------     ------             ------          ------          ------          ------
Total from investment operations                      $0.60              $1.52           $0.77           $1.19          $(0.20)
------------------------------------------------     ------             ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                         $(0.71)            $(0.76)         $(0.76)         $(0.87)         $(0.86)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                     --                 --           (0.08)             --              --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders         $(0.71)            $(0.76)         $(0.84)         $(0.87)         $(0.86)
------------------------------------------------     ------             ------          ------          ------          ------
Net asset value, end of period                       $12.92             $13.03          $12.27          $12.34          $12.02
------------------------------------------------     ------             ------          ------          ------          ------
Total return (%)(+)                                    4.67              12.84            6.39           10.22           (1.51)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                             0.93               0.92            0.94            0.93            0.92
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                            4.95               5.59            6.09            7.01            6.97
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                       73                112             206             289             290
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)          $956,960         $1,116,853        $975,849        $853,273        $738,936
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                 $0.64               $ --            $ --            $ --            $ --
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                             0.94+                --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                            4.94+                --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------

     + Annualized.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       April 30, 2002 was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.12%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.



FOR YEAR ENDED 4/30

CLASS B                                                 2004              2003            2002            2001            2000
Net asset value, beginning of period                  $12.99            $12.23          $12.30          $11.98          $13.04
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income                                $0.55             $0.61           $0.67           $0.76           $0.78
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                     (0.04)             0.82            0.01            0.34           (1.07)
------------------------------------------------      ------            ------          ------          ------          ------
Total from investment operations                       $0.51             $1.43           $0.68           $1.10          $(0.29)
------------------------------------------------      ------            ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                          $(0.62)           $(0.67)         $(0.68)         $(0.78)         $(0.77)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --                --           (0.07)             --              --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders          $(0.62)           $(0.67)         $(0.75)         $(0.78)         $(0.77)
------------------------------------------------      ------            ------          ------          ------          ------
Net asset value, end of period                        $12.88            $12.99          $12.23          $12.30          $11.98
------------------------------------------------      ------            ------          ------          ------          ------
Total return (%)                                        3.94             12.09            5.62            9.49           (2.21)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                              1.63              1.62            1.64            1.63            1.62
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             4.25              4.89            5.40            6.31            6.27
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        73               112             206             289             290
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)           $376,847          $474,882        $401,988        $335,629        $278,030
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                  $0.55              $ --            $ --            $ --            $ --
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                              1.64+               --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             4.24+               --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------

     + Annualized
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       April 30, 2002 was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.12%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.



FOR YEAR ENDED 4/30

CLASS C                                                 2004              2003            2002            2001            2000
Net asset value, beginning of period                  $12.97            $12.22          $12.29          $11.97          $13.03
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income                                $0.55             $0.61           $0.67           $0.76           $0.78
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                     (0.04)             0.81            0.01            0.34           (1.07)
------------------------------------------------      ------            ------          ------          ------          ------
Total from investment operations                       $0.51             $1.42           $0.68           $1.10          $(0.29)
------------------------------------------------      ------            ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                          $(0.61)           $(0.67)         $(0.68)         $(0.78)         $(0.77)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --                --           (0.07)             --              --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders          $(0.61)           $(0.67)         $(0.75)         $(0.78)         $(0.77)
------------------------------------------------      ------            ------          ------          ------          ------
Net asset value, end of period                        $12.87            $12.97          $12.22          $12.29          $11.97
------------------------------------------------      ------            ------          ------          ------          ------
Total return (%)                                        4.02             12.02            5.71            9.42           (2.21)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                              1.63              1.62            1.64            1.63            1.62
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             4.25              4.91            5.40            6.31            6.27
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        73               112             206             289             290
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)            $91,338          $108,718        $107,212        $100,334         $77,687
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                  $0.55              $ --            $ --            $ --            $ --
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                              1.64+               --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             4.24+               --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------

     + Annualized
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       April 30, 2002 was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.12%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.



                                                                       YEAR ENDED            PERIOD ENDED
CLASS R1                                                                 4/30/04               4/30/03*

Net asset value, beginning of period                                     $13.03                 $12.65
---------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                                   $0.64                  $0.11
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments
  and foreign currency transactions                                       (0.07)                  0.51+++
--------------------------------------------------------------------     ------                 ------
Total from investment operations                                          $0.57                  $0.62
--------------------------------------------------------------------     ------                 ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                             $(0.68)                $(0.24)
--------------------------------------------------------------------     ------                 ------
Net asset value, end of period                                           $12.92                 $13.03
--------------------------------------------------------------------     ------                 ------
Total return (%)                                                           4.46                   4.77++
---------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                                 1.12                   1.12+
---------------------------------------------------------------------------------------------------------
Net investment income                                                      5.04                   2.95+
---------------------------------------------------------------------------------------------------------
Portfolio turnover                                                           73                    112
---------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                               $11,353                   $872
---------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                     $0.64                   $ --
---------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                 1.13+                    --
---------------------------------------------------------------------------------------------------------
Net investment income                                                      5.03+                    --
---------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class R1 shares, December 31, 2002, through April 30, 2003.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.


                                                                  PERIOD ENDED
                                                                     4/30/04*

CLASS R2

Net asset value, beginning of period                                  $12.98
-------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment income                                                 $0.31
-------------------------------------------------------------------------------
 Net realized and unrealized gain on investments
 and foreign currency transactions                                     (0.05)
----------------------------------------------------------------------------
Total from investment operations                                       $0.26
----------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                          $(0.32)
----------------------------------------------------------------------------
Net asset value, end of period                                        $12.92
----------------------------------------------------------------------------
Total return (%)                                                        2.01++
-------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                              1.35+
-------------------------------------------------------------------------------
Net investment income                                                   4.84+
-------------------------------------------------------------------------------
Portfolio turnover                                                        73
-------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                               $256
-------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                  $0.31
-------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                              1.37+
-------------------------------------------------------------------------------
Net investment income                                                   4.83+
-------------------------------------------------------------------------------

 * For the period from the inception of Class R2 shares, October 31, 2003, through April 30, 2004.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
 + Annualized.
++ Not annualized.



                                                                       YEAR ENDED            PERIOD ENDED
CLASS 529A                                                               4/30/04               4/30/03*
Net asset value, beginning of period                                     $13.04                 $12.14
---------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                                   $0.61                  $0.39
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments
  and foreign currency                                                    (0.04)                  1.05+++
--------------------------------------------------------------------     ------                 ------
Total from investment operations                                          $0.57                  $1.44
--------------------------------------------------------------------     ------                 ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                             $(0.67)                $(0.54)
--------------------------------------------------------------------     ------                 ------
Net asset value, end of period                                           $12.94                 $13.04
--------------------------------------------------------------------     ------                 ------
Total return (%)(+)                                                        4.44                  12.94++
---------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                                 1.22                   1.22+
---------------------------------------------------------------------------------------------------------
Net investment income                                                      4.75                   4.68+
---------------------------------------------------------------------------------------------------------
Portfolio turnover                                                           73                    112
---------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $300                   $140
---------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                     $0.61                   $ --
---------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                 1.23+                    --
---------------------------------------------------------------------------------------------------------
Net investment income                                                      4.74+                    --
---------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529A shares, July 31, 2002, through April 30, 2003.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



                                                                      YEAR ENDED             PERIOD ENDED
CLASS 529B                                                              4/30/04                4/30/03*
Net asset value, beginning of period                                     $12.98                 $12.10
---------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                                   $0.53                  $0.39
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments
  and foreign currency                                                    (0.06)                  0.97+++
--------------------------------------------------------------------     ------                 ------
Total from investment operations                                          $0.47                  $1.36
--------------------------------------------------------------------     ------                 ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                             $(0.58)                $(0.48)
--------------------------------------------------------------------     ------                 ------
Net asset value, end of period                                           $12.87                 $12.98
--------------------------------------------------------------------     ------                 ------
Total return (%)                                                           3.68                  12.26++
---------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                                 1.88                   1.87+
---------------------------------------------------------------------------------------------------------
Net investment income                                                      4.06                   4.30+
---------------------------------------------------------------------------------------------------------
Portfolio turnover                                                           73                    112
---------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $161                    $81
---------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                     $0.53                   $ --
---------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                 1.89+                    --
---------------------------------------------------------------------------------------------------------
Net investment income                                                      4.05+                    --
---------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529B shares, July 31, 2002, through April 30, 2003.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.



                                                                      YEAR ENDED             PERIOD ENDED
CLASS 529C                                                              4/30/04               4/30/03*
Net asset value, beginning of period                                     $12.97                 $12.09
---------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                                   $0.52                  $0.36
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments
  and foreign currency                                                    (0.05)                  1.00+++
--------------------------------------------------------------------     ------                 ------
Total from investment operations                                          $0.47                  $1.36
--------------------------------------------------------------------     ------                 ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                             $(0.58)                $(0.48)
--------------------------------------------------------------------     ------                 ------
Net asset value, end of period                                           $12.86                 $12.97
--------------------------------------------------------------------     ------                 ------
Total return (%)                                                           3.68                  12.27++
---------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                                 1.88                   1.87+
---------------------------------------------------------------------------------------------------------
Net investment income                                                      4.07                   4.26+
---------------------------------------------------------------------------------------------------------
Portfolio turnover                                                           73                    112
---------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $193                   $100
---------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                     $0.52                   $ --
---------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                 1.89+                    --
---------------------------------------------------------------------------------------------------------
Net investment income                                                      4.06+                    --
---------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529C shares, July 31, 2002, through April 30, 2003.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (x) mark. However, the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (-) mark. Investment techniques and practices which are the principal focus of the fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ...........................................................................
                  x fund uses, or currently  -- permitted, but fund does
    SYMBOLS         anticipates using           not currently anticipate using
    ---------------------------------------------------------------------------
    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                   x
        Corporate Asset-Backed Securities                           x
        Mortgage Pass-Through Securities                            x
        Stripped Mortgage-Backed Securities                         x
      Corporate Securities                                          x
      Loans and Other Direct Indebtedness                           x
      Lower Rated Bonds                                             x
      Municipal Bonds                                               x
      U.S. Government Securities                                    x
      Variable and Floating Rate Obligations                        x
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds      x
    Equity Securities                                               x
    Foreign Securities Exposure
      Brady Bonds                                                   x
      Depositary Receipts                                           x
      Dollar-Denominated Foreign Debt Securities                    x
      Emerging Markets                                              x
      Foreign Securities                                            x
    Forward Contracts                                               x
    Futures Contracts                                               x
    Indexed Securities/Structured Products                          x
    Inverse Floating Rate Obligations                               --
    Investment in Other Investment Companies
      Open-End Funds                                                x
      Closed-End Funds                                              x
    Lending of Portfolio Securities                                 x
    Leveraging Transactions
      Bank Borrowings                                               --
      Mortgage "Dollar-Roll" Transactions                           x
      Reverse Repurchase Agreements                                 --
    Options
      Options on Foreign Currencies                                 x
      Options on Futures Contracts                                  x
      Options on Securities                                         x
      Options on Stock Indices                                      --
      Reset Options                                                 --
      "Yield Curve" Options                                         x
    Repurchase Agreements                                           x
    Short Sales                                                     --
    Short Term Instruments                                          x
    Swaps and Related Derivative Instruments                        x
    Temporary Borrowings                                            x
    Temporary Defensive Positions                                   x
    "When-Issued" Securities                                        x

MFS(R) BOND FUND

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Bond Fund, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which it relates and (iii) identify the class and number of shares held by the shareholder.

IF YOU WANT MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:


ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated September 1, 2004, provides more detailed information about the fund and is incorporated into this prospectus by reference.


YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: http://www.mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

    The fund's Investment Company Act file number is 811-2464

                                                              ----------------
                                                              MFS(R) BOND FUND
                                                              ----------------

                                                              SEPTEMBER 1, 2004

[logo] M F S(R)                                         STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                               INFORMATION

A SERIES OF MFS SERIES TRUST IX
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors, but which is not necessarily included in the Fund's Prospectus dated September 1, 2004. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                                   MFB-SAI-9/04

STATEMENT OF ADDITIONAL INFORMATION

PART I

Part I of this SAI contains information that is particular to the Fund.

-----------------
TABLE OF CONTENTS
-----------------
                                                                          Page
I      Definitions ......................................................     3

II     Management of the Fund ...........................................     3

       The Fund .........................................................     3

       Trustees and Officers -- Identification and Background ...........     3

       Trustee Compensation and Committees ..............................     3

       Affiliated Service Provider Compensation .........................     3

III    Sales Charges and Distribution Plan Payments .....................     4

       Sales Charges ....................................................     4

       Distribution Plan  Payments ......................................     4

IV     Portfolio Transactions and Brokerage Commissions .................     4

V      Share Ownership ..................................................     4


VI     Investment Techniques, Practices, Risks and Restrictions .........     4


       Investment Techniques, Practices and Risks .......................     4

       Investment Restrictions ..........................................     4


VII    Tax Considerations ...............................................     4

VIII   Independent Registered Public Accounting Firm and Financial
         Statements .....................................................     4


       Appendix A -- Trustee Compensation and Committees ................   A-1

       Appendix B -- Affiliated Service Provider Compensation ...........   B-1

       Appendix C -- Sales Charges and Distribution Plan Payments .......   C-1

       Appendix D -- Portfolio Transactions and Brokerage Commissions ...   D-1

       Appendix E -- Share Ownership ....................................   E-1

I     DEFINITIONS

      "Fund" - MFS Bond Fund, a diversified series of the Trust.

      "Trust" - MFS Series Trust IX, a Massachusetts business trust organized in 1985. The Trust was known as MFS Fixed Income Trust prior to January 18, 1995, and as Massachusetts Financial Bond Fund prior to January 7, 1992.

      "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

      "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" - MFS Service Center, Inc., a Delaware corporation.


      "Prospectus" - The Prospectus of the Fund, dated September 1, 2004, as amended or supplemented from time to time.


II    MANAGEMENT OF THE FUND

      THE FUND
      The Fund is a diversified series of the Trust. This means that, with respect to 75% of its total assets, the Fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if as a result more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government, its agencies or instrumentalities or to investments in other investment companies. The Trust is an open-end management investment company.

      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
      The identification and background of the Trustees and officers of the Trust are set forth in Appendix E to Part II.

      TRUSTEE COMPENSATION AND COMMITTEES
      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in Appendix A of this Part I.

      AFFILIATED SERVICE PROVIDER COMPENSATION
      Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, to MFSC, for transfer agency services, and to MFD for program management services -- for certain specified periods, is set forth in Appendix B to this Part I.


        In connection with their deliberations with regard to approval of the Fund's current investment advisory agreement with MFS, the Trustees, including the non-interested Trustees, considered such information and factors as they believe, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Fund. Such factors may vary somewhat from year to year. During the past year, such factors included the following:

        Nature, Quality, Cost and Extent of Services. The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Trustees also considered the nature and extent of certain other services MFS performs on the Fund's behalf, including the securities lending programs and MFS' interaction with third party service providers, principally custodians and sub-custodians.


        Investment Record and Comparative Performance Data. The Trustees reviewed the Fund's investment performance as well as the performance of a peer group of funds.

        Expenses. The Trustees considered the Fund's advisory fee and expense ratios and the advisory fee and expense ratios of a peer group of funds. The Trustees considered that the fund's advisory fee structure reflects breakpoints, which permit fee reductions resulting from economies of scale.

        Economies of Scale. The Trustees considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale, pursuant to the advisory fee breakpoints described above.

        Profitability. The Trustees considered the level of MFS' profits with respect to the management of the Fund, including a review of MFS' methodology in allocating its costs to the management of the Fund. The Trustees considered the profits realized by MFS in connection with the operation of the Fund and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Fund.

        Personnel and Industry Conditions. The Trustees considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.

        Other Benefits. Taking into account the risks assumed by MFS, the Trustees considered the character and amount of other benefits received by MFS from serving as adviser of the Fund and from providing certain administrative services to the Fund, and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Fund. The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services.

        The non-interested Trustees were assisted in this process by their own independent legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interest of the Fund and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

      SALES CHARGES
      Sales charges paid in connection with the purchase and sale of Fund shares, for certain specified periods, are set forth in Appendix C to this Part I, together with the Fund's schedule of dealer reallowances.

      DISTRIBUTION PLAN PAYMENTS
      Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix C to this Part I.

IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix D to this Part I.


        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The value of securities purchased and the brokerage commissions paid by the Fund for research for its most recent fiscal year are set forth in Appendix D to this Part I. The Trustees (together with the Trustees of certain other MFS Funds) have directed the Adviser to allocate a total of $132,813 of commission business from certain MFS Funds (including the Fund) to Lynch, Jones & Ryan, Inc. as consideration for the annual renewal of certain publications provided by Lipper Inc. (which provide information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


V     SHARE OWNERSHIP

      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in the Fund and, on an aggregate basis, in all MFS funds overseen, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix E to this Part I.


VI    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS


      INVESTMENT TECHNIQUES, PRACTICES AND RISKS The investment objective and principal investment policies of the Fund are described in the Prospectus.


        In pursuing its investment objective and investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI.

        The following percentage limitations apply at the time of investment to certain of these investment techniques and practices:

        o Non-Dollar Denominated Non-Canadian Foreign Securities may not exceed 10% of the Fund's net assets.

        o Lower Rated Bonds may not exceed 20% of the Fund's net assets.

        o Foreign Securities (both dollar denominated and non-dollar denominated) may not exceed 35% of the Fund's net assets.


      INVESTMENT RESTRICTIONS
      The Fund has adopted certain investment restrictions which are described in Appendix F to Part II.


VII   TAX CONSIDERATIONS


      For a discussion of tax considerations, see Part II.


VIII  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

      Deloitte & Touche LLP is the Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

        The Fund's Financial Statements and Financial Highlights for the year ended April 30, 2004 are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.

-------------------
PART I - APPENDIX A
-------------------

    TRUSTEE COMPENSATION AND COMMITTEES

    The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Fund's Board of Trustees is set out below.

    TRUSTEE COMPENSATION TABLE
    ..........................................................................

                                                               TOTAL TRUSTEE
                                       TRUSTEE FEES           FEES FROM FUND
    TRUSTEE                            FROM FUND(1)         AND FUND COMPLEX(2)
    ---------------------------------------------------------------------------

    INTERESTED TRUSTEES
    Robert J. Manning(3)                    N/A                     N/A
    Robert C. Pozen(3)                      N/A                     N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                $3,442                 $196,868
    David H. Gunning(4)                   $  776                    N/A
    William R. Gutow                      $3,442                 $196,868
    J. Atwood Ives                        $3,615                 $207,969
    Amy B. Lane(4)                        $  776                    N/A
    Abby M. O'Neill(5)                    $2,592                 $189,682
    Lawrence T. Perera                    $3,605                 $206,858
    William J. Poorvu                     $3,605                 $207,969
    J. Dale Sherratt                      $3,531                 $196,868
    Elaine R. Smith                       $3,407                 $196,868
    Ward Smith(6)                         $3,541                 $206,324

    ----------------
    (1) For the fiscal year ended April 30, 2004.
    (2) Information is provided for calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Manning and Pozen became Trustees of the Fund on February 24, 2004.
    (4) Mr. Gunning and Ms. Lane became Trustees of the Fund effective January 27, 2004.
    (5) Ms. O'Neill retired as Trustee of the Fund on December 31, 2003.
    (6) Mr. Smith passed away on August 15, 2004.



    COMMITTEES
    ...............................................................................................................................
                                    NUMBER OF
                                 MEETINGS IN LAST
    NAME OF COMMITTEE              FISCAL YEAR                           FUNCTIONS                               MEMBERS(1)
    -------------------------------------------------------------------------------------------------------------------------------
    AUDIT COMMITTEE                     5             Provides oversight with respect to the              Ives*, Lane*, Poorvu* and
                                                      accounting and auditing procedures of the Fund      Sherratt*
                                                      and, among other things, considers the selection
                                                      of the independent accountants for the Fund and
                                                      the scope of the audit, and considers the effect
                                                      on the independence of those accountants of any
                                                      non-audit services such accountants provide to
                                                      the Fund and any audit or non-audit services
                                                      such accountants provide to other MFS Funds, MFS
                                                      and/or certain affiliates. The Committee is also
                                                      responsible for the periodic review and approval
                                                      of the Fund's custodial, transfer agency and
                                                      administrative service fee arrangements, as well
                                                      as for establishing procedures for the receipt,
                                                      retention and treatment of complaints received
                                                      by the Fund regarding accounting, internal
                                                      accounting controls, or auditing matters and the
                                                      confidential, anonymous submission of concerns
                                                      regarding questionable Fund accounting matters
                                                      by officers of the Fund and employees of the
                                                      Fund's investment adviser, administrator,
                                                      principal underwriter or any other provider of
                                                      accounting-related services to the Fund.

    COMPLIANCE AND                      5             Responsible for oversight of the development and    Cohn*, Gunning*, Gutow*,
    GOVERNANCE COMMITTEE                              implementation of the Fund's regulatory and         Ives* (ex-officio
                                                      fiduciary compliance policies, procedures and       member), Lane and
                                                      practices under the 1940 Act and other              Sherratt*
                                                      applicable laws as well as oversight of
                                                      compliance policies of the Fund's investment
                                                      adviser and certain other service providers as
                                                      they relate to Fund activities. The Fund's
                                                      independent chief compliance officer, reports
                                                      directly to the Committee and assists the
                                                      Committee in carrying out its responsibilities.
                                                      In addition, the Committee advises and makes
                                                      recommendations to the Board on matters
                                                      concerning Trustee practices and recommendations
                                                      concerning the functions and duties of the
                                                      committees of the Board.

    CONTRACTS REVIEW                    3             Requests, reviews and considers the information     All non-interested
    COMMITTEE                                         deemed reasonably necessary to evaluate the         Trustees of the Board
                                                      terms of the investment advisory and principal      (Cohn, Gutow, Ives,
                                                      underwriting agreements and the Plan of             O'Neill, Perera, Poorvu,
                                                      Distribution under rule 12b-1 that the Fund         Sherratt and E. Smith
                                                      proposes to renew or continue, and to make its
                                                      recommendations to the full Board of Trustees on
                                                      these matters.

    NOMINATION AND                      5             Recommends qualified candidates to the Board in     All non-interested
    COMPENSATION COMMITTEE                            the event that a position is vacated or created.    Trustees of the Board
                                                      The Committee is also responsible for making        (Cohn, Gunning, Gutow,
                                                      recommendations to the Board regarding any          Ives, Lane, Perera,
                                                      necessary standards or qualifications for           Poorvu, Sherratt and
                                                      service on the Board. The Committee also reviews    E. Smith)
                                                      and makes recommendations to the Board regarding
                                                      compensation for the non-interested Trustees.

    PORTFOLIO TRADING AND               5             Oversees the policies, procedures, and practices    Cohn*, Gunning*, Gutow*,
    MARKETING REVIEW                                  of the Funds with respect to brokerage              Ives* (ex-officio
    COMMITTEE                                         transactions involving portfolio securities as      member), Perera* and
                                                      those policies, procedures, and practices are       E. Smith*
                                                      carried out by MFS and its affiliates. The
                                                      Committee also oversees the administration of
                                                      the Funds' proxy voting policies and procedures
                                                      by MFS. In addition, the Committee receives
                                                      reports from MFS regarding the policies,
                                                      procedures, and practices of MFS and its
                                                      affiliates in connection with their marketing
                                                      and distribution of shares of the Funds.

    PRICING COMMITTEE                   2             Oversees the determination of the value of the      Ives* (ex-officio
                                                      portfolio securities and other assets held by       member),
                                                      the Fund and determines or causes to be             Manning, Perera*, Poorvu*
                                                      determined the fair value of securities and         and E. Smith*
                                                      assets for which market quotations are not
                                                      "readily available" in accordance with the 1940
                                                      Act. The Committee delegates primary
                                                      responsibility for carrying out these functions
                                                      to MFS and MFS' internal valuation committee
                                                      pursuant to pricing policies and procedures
                                                      approved by the Committee and adopted by the
                                                      full Board, which include methodologies to be
                                                      followed by MFS to determine the fair values of
                                                      portfolio securities and other assets held by
                                                      the Fund for which market quotations are not
                                                      readily available. The Committee meets
                                                      periodically with the members of MFS' internal
                                                      valuation committee to review and assess the
                                                      quality of fair valuation and other pricing
                                                      determinations made pursuant to the Fund's
                                                      pricing policies and procedures, and to review
                                                      and assess the policies and procedures
                                                      themselves. The Committee also exercises the
                                                      responsibilities of the Board under the
                                                      Amortized Cost Valuation Procedures approved by
                                                      the Board on behalf of each Fund which holds
                                                      itself out as a "money market fund" in
                                                      accordance with Rule 2a-7 under the 1940 Act.

    -------------------------------------------------------------------------------------------------------------------------------

    (1) The Trustees' Identification and Background are set forth in Appendix E to Part II.
      * Non-interested or independent Trustees.

-------------------
PART I - APPENDIX B
-------------------

    AFFILIATED SERVICE PROVIDER COMPENSATION
    ..........................................................................


    The Fund paid compensation to its affiliated service providers over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix C.

                                                                            PAID TO
                                              PAID TO MFS                    MFSC                                       AGGREGATE
                      PAID TO MFS                 FOR        PAID TO MFS      FOR                PAID TO MFD             AMOUNT
                         FOR        AMOUNT      GENERAL      FOR CLASS R2   TRANSFER     AMOUNT  FOR PROGRAM   AMOUNT    PAID TO
                       ADVISORY     WAIVED   ADMINISTRATIVE ADMINISTRATIVE   AGENCY      WAIVED   MANAGEMENT   WAIVED   MFS, MFSC
    FISCAL YEAR ENDED  SERVICES     BY MFS      SERVICES     SERVICES(1)*   SERVICES**   BY MFSC  SERVICES(2)  BY MFD     AND MFD
    -------------------------------------------------------------------------------------------------------------------------------
    April 30, 2004    $6,121,456   $223,903     $154,377         $196      $1,792,514        $0      $1,178       $0     $8,069,721
    April 30, 2003     6,271,838      N/A        152,904          N/A       1,635,720       N/A         219(3)    N/A     8,060,681
    April 30, 2002     5,457,049      N/A        158,723          N/A       1,452,535       N/A        N/A        N/A     7,068,307

    ----------------
    (1) Payment solely from assets attributable to class R2 shares.
      * For the period from the initial public offering of class R2 shares on October 31, 2003.
     ** In addition to the fees disclosed, the fund paid certain out-of-pocket expenses incurred by MFSC.
    (2) Program management services are only rendered by MFD with respect to the 529 share classes, and payment for these services is allocated solely to those share classes.
    (3) For the period from the initial public offering of 529 share classes and Class R1 shares on July 31, 2002 and December 31,
        2002, respectively.


-------------------
PART I - APPENDIX C
-------------------

    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

    SALES CHARGES
    ...............................................................................................................................


    The following sales charges were paid during the specified periods:


                                      CLASS A INITIAL SALES CHARGES:                       CDSC PAID TO MFD ON:

                                                RETAINED    REALLOWED   CLASS A      CLASS B      CLASS C   CLASS 529B   CLASS 529C
    FISCAL YEAR END                 TOTAL        BY MFD     TO DEALERS   SHARES       SHARES      SHARES      SHARES       SHARES
    -------------------------------------------------------------------------------------------------------------------------------

    April 30, 2004                 $1,837,019    $190,819    $1,646,200  $132,310    $  961,523    $14,264      $0           $0
    April 30, 2003                  1,945,361     192,709     1,752,652    87,277     1,122,156     48,736       0            0
    April 30, 2002                  2,710,755     292,146     2,418,609    31,058       860,288     40,466      N/A          N/A

                                       CLASS 529A INITIAL SALES CHARGES:


                                                   RETAINED    REALLOWED
    FISCAL YEAR END                    TOTAL        BY MFD     TO DEALERS
    ---------------------------------------------------------------------

    April 30, 2004                     $5,525       $  970       $4,555
    April 30, 2003*                     6,004        1,051        4,953


    ----------------
    * For the period from the initial public offering of the 529 share classes on July 31, 2002.

    DEALER REALLOWANCES
    ...............................................................................................................................

    As shown above, MFD pays (or "reallows") a portion of the Class A and Class 529A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A and Class 529A shares' offering price is:

                                                                                    DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                                                             PERCENT OF OFFERING PRICE
    -------------------------------------------------------------------------------------------------------------------------------
    Less than $100,000                                                                       4.00%
    $100,000 but less than $250,000                                                          3.20%
    $250,000 but less than $500,000                                                          2.25%
    $500,000 but less than $1,000,000                                                        1.70%
    $1,000,000 or more                                                                       None*

    ----------------
    *A CDSC will apply to such purchase for Class A shares only.

    DISTRIBUTION PLAN PAYMENTS
    ...............................................................................................................................


    During the fiscal year ended April 30, 2004, the Fund made the following Distribution Plan payments:


                                                           AMOUNT OF DISTRIBUTION AND SERVICE FEES:

    CLASS OF SHARES                                PAID BY FUND    RETAINED BY MFD       PAID TO DEALERS
    -------------------------------------------------------------------------------------------------------------------------------

    Class A Shares                                  $3,170,889        $  636,868            $2,534,031
    Class B Shares                                   4,325,826         3,248,446             1,077,380
    Class C Shares                                   1,006,203             4,253             1,001,950
    Class R1 Shares                                     21,912            10,988                10,924
    Class R2 Shares*                                       392               247                   145
    Class 529A Shares                                      696               305                   391
    Class 529B Shares                                    1,275               967                   308
    Class 529C Shares                                    1,457             1,133                   324

    ----------------
    * For the period from the initial public offering of the Class R2 shares on October 31, 2003.

    Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of
    Fund shares and to cover MFD's distribution and shareholder servicing costs.


-------------------
PART I - APPENDIX D
-------------------

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ...........................................................................

    The following brokerage commissions were paid by the Fund during the specified time periods:


                                                          BROKERAGE COMMISSIONS
    FISCAL YEAR END                                            PAID BY FUND
    ---------------------------------------------------------------------------
    April 30, 2004                                                 $0
    April 30, 2003                                                  0
    April 30, 2002                                                  0

SECURITIES ISSUED BY REGULAR BROKER-DEALERS
................................................................................

During the fiscal year ended April 30, 2004, the fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of April 30, 2004:

                                                           VALUE OF SECURITIES
BROKER-DEALER                                              AS OF APRIL 30, 2004
-------------------------------------------------------------------------------

Morgan Stanley                                                 $45,543,929
Lehman Brothers                                                 15,847,306
Citigroup                                                       13,840,243
Goldman Sachs                                                   11,962,000
Bank of America                                                  9,354,388
Credit Suisse Group                                              9,267,360
Abbey National PLC                                               5,381,447

TRANSACTIONS FOR RESEARCH SERVICES
................................................................................

During the fiscal year ended April 30, 2004, the dollar amount of transactions for research services and commissions paid on transactions for research services by the Fund were as follows:

DOLLAR AMOUNT                                               COMMISSIONS PAID
OF TRANSACTIONS                                             ON TRANSACTIONS
FOR RESEARCH SERVICES                                    FOR RESEARCH SERVICES
------------------------------------------------------------------------------
None                                                              None

-------------------
PART I - APPENDIX E
-------------------

    SHARE OWNERSHIP

    OWNERSHIP BY TRUSTEES AND OFFICERS

    As of July 31, 2004, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares, not including 746,389.8076 Class I shares of the Fund (which represent approximately 19.01% of the outstanding Class I shares of the Fund) owned of record by certain employee benefit plans of MFS.

      The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS funds overseen by the current Trustee, as of December 31, 2003.


      The following dollar ranges apply:

        N.  None
        A.  $1 - $10,000
        B.  $10,001 - $50,000
        C.  $50,001 - $100,000
        D.  Over $100,000
                                                               AGGREGATE DOLLAR
                                                               RANGE OF EQUITY
                                                               SECURITIES IN ALL
                                 DOLLAR RANGE OF EQUITY       MFS FUNDS OVERSEEN
    NAME OF TRUSTEE                SECURITIES IN FUND             BY TRUSTEE
    ----------------------------------------------------------------------------


    INTERESTED TRUSTEES
    Robert J. Manning(1)                  N                            D
    Robert C. Pozen(1)                    N(2)                         D(2)

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                N                            D
    David H. Gunning(3)                   N(2)                         C(2)
    William R. Gutow                      N                            D
    J. Atwood Ives                        D                            D
    Amy B. Lane(3)                        N(2)                         N(2)
    Lawrence T. Perera                    B                            D
    William J. Poorvu                     C                            D
    J. Dale Sherratt                      N                            D
    Elaine R. Smith                       C                            D

    ----------------
    (1) Messrs. Manning and Pozen became Trustees of the Fund on February 24, 2004.
    (2) As of March 31, 2004.
    (3) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27,
        2004.

    25% OR GREATER OWNERSHIP
    The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of July 31, 2004, and are therefore presumed to control the Fund. All holdings are of record unless indicated otherwise.


                                             JURISDICTION OF
                                              ORGANIZATION          PERCENTAGE
    NAME AND ADDRESS OF INVESTOR              (IF A COMPANY)         OWNERSHIP
    --------------------------------------------------------------------------
          None

    5% OR GREATER OWNERSHIP OF SHARE CLASS
    The following table identifies those investors who own 5% or more of any class of the Fund's shares as of July 31, 2004. All holdings are of record unless indicated otherwise.

    NAME AND ADDRESS OF INVESTOR OWNERSHIP                       PERCENTAGE
    ...........................................................................

    Merrill Lynch Pierce Fenner and Smith, Inc.               6.76% of class B
    for the Sole Benefit of its Customers                    14.80% of class C
    4800 Deer Lake Drive E                                    6.65% of class R1
    Jacksonville, FL 32246-6484
    ...........................................................................

    Citigroup Global Markets Inc.                             5.06% of class C
    333 W. 34th Street
    New York, NY 10001-2402
    ...........................................................................

    MFS Heritage Trust Company TTEE                           8.87% of class R1
    500 Boylston Street                                      18.07% of class I
    Boston, MA 02116-3740
    ...........................................................................

    Reliance Trust                                           19.04% of class I
    Dean Foods 401K Plan
    c/o MFS Investment Management
    Attn: Chris Giorgi
    500 Boylston Street
    Boston, MA 02116-3470
    ...........................................................................

    MFS Defined Contribution Plan                             8.73% of class I
    Massachusetts Financial Services Company
    500 Boylston Street
    Boston, MA 02116-3740
    ...........................................................................

    MFS Pension Plan                                          5.38% of class I
    Massachusetts Financial Services
    500 Boylston Street
    Boston, MA 02116-3740
    ...........................................................................

    MFS 529 Savings Plan                                     100% of class 529A
    500 Boylston Street                                      100% of class 529B
    Boston, MA 02116-3740                                    100% of class 529C
    ...........................................................................

STATEMENT OF ADDITIONAL INFORMATION
PART II


Part II of this SAI, updated through July 1, 2004, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


-----------------
TABLE OF CONTENTS
-----------------

                                                                          PAGE
I    Management of the Fund ...............................................    1
     Trustees/Officers ....................................................    1
     Investment Adviser ...................................................    1
     Administrator ........................................................    2
     Custodian ............................................................    2
     Shareholder Servicing Agent ..........................................    3
     Distributor ..........................................................    3
     Program Manager ......................................................    3
     Code of Ethics .......................................................    3
II   Principal Share Characteristics ......................................    3
     Class A, Class 529A and Class J Shares ...............................    3
     Class B, Class 529B, Class C, Class 529C, Class R1, Class R2
     and Class I Shares ...................................................    4
     Waiver of Sales Charges ..............................................    4
     Financial Adviser Commissions and Concessions ........................    4
     General ..............................................................    4
III  Distribution Plan ....................................................    5
     Features Common to Each Class of Shares ..............................    5
     Features Unique to Each Class of Shares ..............................    6
IV   Investment Techniques, Practices, Risks and Restrictions..............    7
V    Net Income and Distributions .........................................    7
     Money Market Funds ...................................................    7
     Other Funds ..........................................................    7
VI   Tax Considerations ...................................................    7
     Taxation of the Fund .................................................    8
     Taxation of Shareholders .............................................    8
     Special Rules for Municipal Fund Distributions .......................   10
     Special Considerations for 529 Share Classes .........................   11
VII  Portfolio Transactions and Brokerage Commissions .....................   12
VIII Determination of Net Asset Value .....................................   13
     Money Market Funds ...................................................   13
     Other Funds ..........................................................   13
IX   Shareholder Services .................................................   13
     Investment and Withdrawal Programs ...................................   13
     Exchange Privilege ...................................................   16
     Tax-Deferred Retirement Plans ........................................   17
     Qualified Tuition Programs ...........................................   18
     Information Available to Shareholders ................................   18
X    Description of Shares, Voting Rights and Liabilities .................   18
     Appendix A -- Waivers of Sales Charges ...............................  A-1
     Appendix B -- Financial Adviser Commissions and Concessions ..........  B-1
     Appendix C -- Investment Techniques, Practices and Risks .............  C-1
     Appendix D -- Description of Bond Ratings ............................  D-1
     Appendix E -- Trustees and Officers -- Identification and Background .  E-1
     Appendix F -- Investment Restrictions ................................  F-1
     Appendix G -- Proxy Voting Policies and Procedures ...................  G-1

I     MANAGEMENT OF THE FUND

      TRUSTEES/OFFICERS
      BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.


      TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred retirement benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


        Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

      INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

      INVESTMENT ADVISER
      The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (an insurance company).


      INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.


        The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

        The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

        The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

        The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.


        The Adviser is free to render investment and/or other services to others. Whenever the Fund and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause the Fund to pay a financial adviser a higher commission than another financial adviser might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the financial adviser. For more information about the Fund's investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.


      ADMINISTRATOR

      MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets. Until March 31, 2004, each Fund paid MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                      0.0175%
        Next $2.5 billion                     0.0130%
        Next $2.5 billion                     0.0005%
        In excess of $7 billion               0.0000%

        Effective April 1, 2004, each Fund pays MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                      0.01120%
        Next $2.5 billion                     0.00832%
        Next $2.5 billion                     0.00032%
        In excess of $7 billion               0.00000%

        In addition, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.


      CUSTODIAN

      State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

      SHAREHOLDER SERVICING AGENT
      MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designed to achieve a target pre-tax annual profit margin of 10% (with a minimum and maximum pre-tax annual profit margin of 8% and 12%, respectively). Taking into account this goal, each Fund pays MFSC a fee based on its average daily net assets equal to:
      0.11% for the period from January 1, 2004 through March 31, 2004; 0.10% for the period from April 1, 2004 through June 30, 2004; and 0.0861% for the period from July 1, 2004 through December 31, 2004. Thereafter, the fee will be established upon agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

        In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide recordkeeping, reporting, processing, and other shareholder services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party.

        MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

      DISTRIBUTOR

      MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

      PROGRAM MANAGER
      MFD serves as program manager for a qualified tuition program under
      Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs.

      CODE OF ETHICS

      The Fund and its Adviser and Distributor have each adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the Securities and Exchange Commission (the "SEC"). The code can be reviewed and copied at the:

           Public Reference Room
           Securities and Exchange Commission
           Washington, D.C. 20549-0102

      Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The code also is available on the EDGAR Database on the Commission's internet website at http:// www.sec.gov, and copies of the code may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II    PRINCIPAL SHARE CHARACTERISTICS


      Set forth below is a description of Class A, 529A, B, 529B, C, 529C, R1, R2, I and J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.


        The term "financial adviser" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.


      CLASS A, CLASS 529A AND CLASS J SHARES

      MFD acts as a distributor in selling Class A, 529A and J shares of the Fund to financial advisers. The public offering price of Class A, 529A and J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, 529A and J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

        In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:


      o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

          > the plan had established an account with MFSC; and

          > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

              + The employer had at least 25 employees; or

              + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;


          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

          > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investments in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

          > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

          > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
            PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if


          > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

          > The plan records are maintained on a pooled basis by MFSC; and

          > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


      CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R1, CLASS R2, AND CLASS I SHARES

      MFD acts as distributor in selling Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

      WAIVER OF SALES CHARGES

      In certain circumstances, the initial sales charge imposed upon purchases of Class A and 529A shares and the CDSC imposed upon redemptions of Class A, B, C, 529B and 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.

      FINANCIAL ADVISER COMMISSIONS AND CONCESSIONS
      MFD pays commissions and provides concessions to financial advisers that sell Fund shares. These financial adviser commissions and concessions are described in Appendix B of this Part II.


      GENERAL

      Neither MFD nor financial advisers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial advisers. MFD may benefit from its temporary holding of funds paid to it by financial advisers for the purchase of Fund shares.


III   DISTRIBUTION PLAN


      RULE 12B-1 PLAN
      The Trustees have adopted a Distribution Plan for Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R1, Class R2, and Class J shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.


        The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.

        In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

      FEATURES COMMON TO EACH CLASS OF SHARES
      There are features of the Distribution Plan that are common to each Class of shares, as described below.


      SERVICE FEES -- The Distribution Plan provides that the Fund may pay
      MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate financial advisers which enter into an agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the financial adviser with respect to shares of the Designated Class owned by investors for whom such financial adviser is the financial adviser or holder of record or for whom the financial adviser provides such services. MFD may from time to time reduce the amount of the service fees paid to financial advisers. Financial advisers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no financial adviser of record, for which payment of the service fee to financial advisers has been reduced, or for which qualification standards have not been met.

      DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to financial advisers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.


      OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

        The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

      FEATURES UNIQUE TO EACH CLASS OF SHARES
      There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.


      CLASS A AND CLASS 529A SHARES -- Class A and 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial adviser making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial adviser also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial advisers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution- related expenses or other distribution-related expenses.

      CLASS B AND CLASS 529B SHARES -- Class B and 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial advisers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial advisers become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

        Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial advisers upon purchase of Class B and 529B shares).

      CLASS C AND CLASS 529C SHARES -- Class C and 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial advisers of up to 1.00% of the purchase price of Class C or 529C shares purchased through financial advisers at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial advisers, MFD will retain the 1.00% per annum Class C or 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial advisers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

        This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial advisers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial advisers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or 529C shares, respectively.

      CLASS R1 AND CLASS R2 SHARES -- Class R1 and R2 shares are offered at net asset value without an initial sales charge or CDSC. Class R1 and R2 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay an up front commission from the Class R1 and R2 distribution fee and may pay the ongoing service fee to the financial adviser making the sale or providing certain services to the retirement plan.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R1 and R2 shares, respectively. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.50% per annum of the average daily net assets of the Fund attributable to Class R1 and R2 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

      CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial adviser making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial adviser also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.


IV    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V     NET INCOME AND DISTRIBUTIONS

      MONEY MARKET FUNDS
      The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

        For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

        Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

        It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

      OTHER FUNDS
      Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI    TAX CONSIDERATIONS

      The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

      TAXATION OF THE FUND
      FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its investment company taxable income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

      MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

      TAXATION OF SHAREHOLDERS

      TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Certain distributions of ordinary dividends to a non-corporate shareholder of the Fund may qualify as "qualified dividend income," provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections (described below). Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the Fund. If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, consists of "qualified dividend income," the Fund may designate, and the Fund's non-corporate shareholders may then treat, all of those distributions as "qualified dividend income" if the shareholders satisfy certain holding period requirements and refrain from making certain elections. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. Stock is considered readily tradable on an established U.S. securities market if that stock, or an American Depository Receipt (an ADR) with respect to that stock, is listed on certain securities exchanges or on the Nasdaq Stock Market. "Passive foreign investment companies," "foreign personal holding companies" and "foreign investment companies" will not be treated as "qualified foreign corporations" for these purposes.

        In order for some portion of the dividends received by a shareholder of the Fund to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.


        Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.


        Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.


        Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

      DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

      DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

      U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

      BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

      FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

      STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.


      CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
      Section 514(b). If a charitable remainder trust (as defined in Code
      Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.


      OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. These special rules may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

      FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

        If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

      SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
      The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

      TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.


      TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.


      CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED
      TAX- EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

      CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

      CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

      STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
      The following special considerations apply specifically to the ownership of a Fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.

        The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

        Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

      TAX SHELTER REPORTING -- Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII   PORTFOLIO TRANSACTIONS AND

      BROKERAGE COMMISSIONS
      Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.


        In connection with the selection of brokers or dealers, and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

        In the case of securities traded in the over-the-counter market, the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution may be available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are in effect recaptured by the MFS Funds.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms or either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.


        Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage and research services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing such brokerage and research services.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).


        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund and the Adviser's other clients.

        The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid, by an amount which cannot be currently determined. The Research received is useful and of value to the Adviser in serving both the Fund and other clients of the Adviser. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


        In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


        Certain Funds have entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of State Street Bank and Trust Company, one of the Fund's Custodians, under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Funds, including the Funds' custodian fees. In addition, the Funds' have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent.

        In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


VIII  DETERMINATION OF NET ASSET VALUE


      The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. The MFS Government Money Market Fund also determines its net asset value as of 8:30 a.m. Eastern time on each day the Exchange is open for business.


      MONEY MARKET FUNDS

      Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees of such Fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments that the Adviser under the supervision of the Fund's Board of Trustees determines present minimal credit risks, and that are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Fund's Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees that oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist that may result in a material dilution or other unfair result to investors or existing shareholders, it may take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.


      OTHER FUNDS

      The following valuation techniques apply to each MFS Fund that is not a money market fund.

        Equity securities held by a Fund are valued at their market value when market quotations are readily available. Debt securities held by a Fund are valued based on information furnished by an independent pricing service or readily available market quotations. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.


IX    SHAREHOLDER SERVICES

      INVESTMENT AND WITHDRAWAL PROGRAMS

      The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial adviser or if your investment in the Fund is made through a retirement plan or 529 tuition program.

      LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The gross amount of the shareholder's investment (which includes the amount of the sales charge paid) will apply towards the Letter of Intent commitment. Shareholders may combine certain accounts of a spouse (or legal equivalent under state law) and their children under the age of 21 for purposes of meeting this commitment amount. Accounts eligible for linking under the Letter of Intent include individual accounts, joint accounts, bona fide trusts where the shareholder, spouse or child under 21 is grantor, MFS 529 College Savings Plan accounts, single-participant retirement plan accounts and accounts held in the name of a financial adviser (excluding accounts held in omnibus arrangements); provided, however, that your financial adviser must inform MFSC when to combine eligible accounts held in its name with accounts held with MFSC in your name directly. The shareholder or his or her financial adviser must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months (or 36 months in the case of purchases of Class A shares of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, the shareholder will pay the increased amount of the sales charge as described in the Prospectus. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the financial adviser stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


        Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

        If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


      RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A or 529A shares when the shareholder's new investment, together with the current offering price value of all holdings of Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares of that shareholder, including the shareholder's spouse (or legal equivalent under state law) and children under 21, in the MFS Funds or MFS Fixed Fund reaches a discount level; provided, however, that non-omnibus accounts held in the name of a financial adviser may not be aggregated with individual shareholder accounts for purposes of the Right of Accumulation discount unless the financial adviser informs MFSC when to combine certain eligible accounts. See "Description of Share Classes" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide his or her financial adviser or MFSC (or the shareholder's financial adviser must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made, which may include account statements of accounts held at other financial advisers.


      SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this provilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


      DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


      SYSTEMATIC WITHDRAWAL PLAN -- Except with respect to the 529 share classes, a shareholder may direct MFSC to send the shareholder (or anyone the shareholder designates) regular periodic payments based upon the value of the shareholder's account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


      INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of the shareholder's financial adviser must be included with each investment.

      GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or 529A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the financial adviser to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial adviser, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


      AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


        Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial adviser or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.


        A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

      REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge). For shareholders who exercise this privilege after redeeming Class A, Class C or Class 529C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new Class A, Class C or Class 529C shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares redeemed.

        Shareholders who redeem Class B or Class 529B shares and then exercise their 90-day reinstatement privilege may reinvest their redemption proceeds in Class A or Class 529A shares, in which case the Class A or Class 529A shares purchased will not be subject to a front-end sales charge or a CDSC, but if you paid a CDSC when you redeemed your Class B or Class 529B shares, your account will not be credited with the CDSC you paid.

        In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

      EXCHANGE PRIVILEGE
      Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.


      EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares. For exchanges into and from the MFS Government Money Market Fund, the net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m.) will be used (as opposed to the net asset value determined as of 8:30 a.m.).


      EXCHANGES INVOLVING AN MFS MONEY MARKET FUND -- Class A, I, 529A, R1 and R2 shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

      EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, C, R1 and R2 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, C, R1 and R2 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privilege). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, 529B or 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under
      Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.


      GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial adviser or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of participants in MFS Serviced Plans) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses). Financial advisers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile or electronic means subject to the requirements set forth above.

        Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial advisers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.


        Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

      TAX-DEFERRED RETIREMENT PLANS

      Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through financial advisers, plans and/or custody agreements, the following:


        o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

        o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

        o Simplified Employee Pension (SEP-IRA) Plans;

        o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

        o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

        o Certain other qualified pension and profit-sharing plans.


        The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.


        An investor should consult with his or her tax adviser before establishing any of the tax-deferred retirement plans described above.

        For those Funds that do not offer Class R1 and R2 shares, Class C shares are not generally available (subject to policies adopted by MFD from time to time) for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). See the Fund's prospectus for details.


        MFS and its affiliates provide recordkeeping services to MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer the following share classes to MFS Serviced Plans based upon the following investment thresholds:

      PLAN INVESTMENTS                              AVAILABLE SHARE CLASS
      ----------------                              ---------------------

      Between $0 and $1 million                     Class C shares
      Between $1 million and $10 million            Class R1, R2 shares
      Over $10 million                              Class A shares

        Plan assets are determined at the time of purchase, either alone or in aggregate with other plans maintained with the MFS Funds by the same plan sponsor, and must be at the time of investment, or within a reasonable period of time, as determined by MFD in its sole discretion, within the applicable asset thresholds described above. MFS may waive or change these criteria from time to time at its discretion.

        Purchases of Class R1 shares by retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement (these other plans being referred to as "Investment Only Plans") are generally subject to a minimum investment amount of $1 million. Class R2 shares are not available for sale to Investment Only Plans.

      QUALIFIED TUITION PROGRAMS

      Class 529A, 529B and 529C shares are only offered in conjunction with qualified tuition programs established in accordance with Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, 529B or 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.

      INFORMATION AVAILABLE TO SHAREHOLDERS
      The Fund will make available to shareholders, upon reasonable request, information on its portfolio holdings and capital gain and loss positions in accordance with its operating policies concerning the release of such information, which may be changed at any time at the discretion of the Fund without notice to shareholders.

X     DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

        Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

        Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

        The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

        The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

        Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

        The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

        The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

        The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
1.   WAIVERS  FOR  PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE
     FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES
     ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------

     A. 401(a) PLANS AND ESP PLANS**

-----------------------------------------------------------------------------------------------------------------------------------
     o To the extent that redemption proceeds are used to pay expenses (or certain                         x         x         x
       participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees).

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares purchased or redeemed representing transfers from, or transfers to, plan           x         x         x         x
       investments other than the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired pursuant to repayments by retirement plan participants of loans from      x         x         x         x
       401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------

     o By a retirement plan which established an account with MFSC between July 1, 1996 and                          x
       December 31, 1998.

-----------------------------------------------------------------------------------------------------------------------------------
     o By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper                         x
       Plus product and which established its account with MFSC on or after January 1, 1999
       (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998 and before December 31, 2002). A plan with a pre- existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers from a single account maintained for a 401(a) Plan to multiple accounts                   x         x         x
       maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
     B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     o All MFS Serviced Plans.                                                                                                 x
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers due to the eligibility of an MFS Serviced Plan to move its investment into a    x         x         x         x
       new share class because its Plan asset size has met certain eligibility criteria established from time to time by MFD.
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfer to rollover IRA from an MFS Serviced Plan.                                       x                             x
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes  corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

-----------------------------------------------------------------------------------------------------------------------------------
     o Reinvestment of Redemption Proceeds from Class B Shares                                   x         x

         > Shares acquired by a retirement plan whose account application was received by
           MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the
           MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

         > Shares acquired by a retirement plan whose account application was received by
           MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.

-----------------------------------------------------------------------------------------------------------------------------------
2.   WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
     A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     o Where the retirement plan and/or sponsoring organization demonstrates to the              x         x
       satisfaction of, and certifies to, MFSC that the retirement plan (or multiple plans maintained by the same plan sponsor) has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more (applies only when the certification was received by MFSC on or prior to March
       30, 2001) or $1,000,000 or more (applies only when the certification is received by
       MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS
       Funds and aggregate assets of at least $10 million; provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or
       (b) with respect to plans which establish an account with MFSC prior to November 1,
       1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.
-----------------------------------------------------------------------------------------------------------------------------------
3.   WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     o Death, disability or retirement of 401(a) or ESP Plan participant, or death or                      x         x         x
       disability of IRA owner, SRO Plan Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
     o Eligible participant distributions, such as distributions due to death, disability,                 x         x         x
       financial hardship, retirement and termination of employment from nonqualified deferred compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
     o Loan from 401(a) or ESP Plan.                                                                       x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as                  x         x         x
       amended from time to time) for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------

     o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a                  x         x         x
       termination of the Plan).

-----------------------------------------------------------------------------------------------------------------------------------
     o Tax-free return of excess 401(a) Plan, ESP Plan or IRA contributions.                               x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of              x         x         x
       the MFS Funds for more than 10 years from the later to occur of (i) January 1, 1993 or
       (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the
       MFS Funds. The sales charges will be waived in the case of a redemption of all of the
       401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or
       ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the
       MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS
       Funds, in which case the sales charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------

     o Distributions made on or after the IRA owner, ESP participant, SRO Plan participant or              x
       401(a) Plan participant has attained the age of 591/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
     o Certain involuntary redemptions and redemptions in connection with certain automatic                x         x         x
       withdrawals from a 401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
     o Distributions made on or after the IRA owner or the 401(a), ESP, SRO or SAR-SEP Plan                x         x         x
       participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

-----------------------------------------------------------------------------------------------------------------------------------
     B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers to an IRA rollover account where any sales charges with respect to the                    x         x         x
       shares being reregistered would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
     C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

     o Shares acquired by retirement plans or trust accounts whose third party administrators    x         x
       or financial advisers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

-----------------------------------------------------------------------------------------------------------------------------------
     D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by an IRA owner if: (i) the purchase represents the timely rollover of    x         x
       distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
-----------------------------------------------------------------------------------------------------------------------------------
4.   WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
     A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired on behalf of a group, association or employer sponsored plan, pursuant    x         x         x         x
       to guidelines created by MFD from time to time.
-----------------------------------------------------------------------------------------------------------------------------------
     B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, B AND C SHARES
-----------------------------------------------------------------------------------------------------------------------------------
     o The initial sales charge imposed on purchases of Class 529 shares, and the CDSC           x         x         x         x
       imposed on certain redemptions of Class A, B and C shares, are waived where Class
       529A, 529B and 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, B and C shares, respectively, of the same Fund; provided however, that any applicable CDSC liability on the Class B or C shares redeemed will carry over to the Class 529B or 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or 529C shares will be measured from the date of original purchase of the Class B or C shares redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
     C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by 529 tuition programs whose sponsors or administrators have entered     x         x
       into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
     D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed where the redemption proceeds are used to pay for qualified higher                  x         x         x
       education expenses, which may include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.
-----------------------------------------------------------------------------------------------------------------------------------
     E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed where the account beneficiary has received a scholarship, up to the                 x         x         x
       amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
     F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on account of the death of the 529 plan account beneficiary if the                            x         x
       shares were held solely for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
5.   OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired through dividend or capital gain reinvestment.                            x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by automatic reinvestment of distributions of dividends and capital       x         x         x         x
       gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------

     B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by officers, eligible directors, employees (including retired             x         x         x         x
       employees) and agents of MFS, Sun Life or any of their subsidiary companies.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by trustees and retired trustees of any investment company for which      x         x         x         x
       MFD serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by employees, directors, partners, officers and trustees of any           x         x         x         x
       sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------

     o Shares acquired by employees or registered representatives of financial advisers.         x         x         x         x

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by certain family members of any such individual identified above and     x         x         x         x
       their spouses or domestic partners, and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.       x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's                 x         x         x
       account.
-----------------------------------------------------------------------------------------------------------------------------------
     D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by certain bank trust departments or law firms acting as trustee or       x         x
       manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
     E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
     o The initial sales charge imposed on purchases of Class A shares and the contingent        x         x
       deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS
       Funds.
-----------------------------------------------------------------------------------------------------------------------------------
     F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
     o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per                         x         x
       year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.
-----------------------------------------------------------------------------------------------------------------------------------
     G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on the account of the death of the account owner (e.g., shares                                x         x
       redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
     H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on account of the disability of the account owner if shares are held                          x         x
       either solely or jointly in the disabled individual's name in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
     I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by investments through certain dealers (including registered              x         x
       investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket"
       account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
     J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by insurance company separate accounts.                                   x         x
-----------------------------------------------------------------------------------------------------------------------------------
     K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed from TA Plans or bank trust client accounts where MFS has not paid an                                   x
       up front commission with respect to the sale of the shares, provided that the TA Plan or bank trust arrangement meets certain conditions established from time to time by
       MFS.

* Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

--------------------
PART II - APPENDIX B
--------------------


    FINANCIAL ADVISER COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial advisers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial advisers. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.


    CLASS A, 529A AND J SHARES

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, 529A and J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial advisers, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the financial adviser reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial advisers an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial advisers on new investments made through such financial advisers as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ----------------------------------------------------------

    1.00%                    On the first $2,000,000, plus
    0.80%                    Over  $2,000,000  to  $3,000,000, plus
    0.50%                    Over  $3,000,000  to $50,000,000, plus
    0.25%                    Over $50,000,000


      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial advisers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.


      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial advisers on new investments made through such financial advisers as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS      CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------


    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000


      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial advisers with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial advisers which are designed to maximize the commissions paid by MFD to financial advisers.


    CLASS B AND 529B SHARES

    For purchases of Class B and 529B shares, MFD will pay commissions to financial advisers of 3.75% of the purchase price of Class B and 529B shares purchased through financial advisers. MFD will also advance to financial advisers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial adviser upon the sale of Class B and 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial advisers equal to 3.00% of the amount purchased through such financial advisers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.


      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial advisers, but instead pays an amount to financial advisers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C AND 529C SHARES

    Except as noted below, for purchases of Class C and 529C shares, MFD will pay financial advisers 1.00% of the purchase price of Class C and 529C shares purchased through financial advisers, in which case the financial advisers will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.

      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial adviser, but instead pays an amount to the financial adviser up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.

      For purchases of Class C shares by an Alliance Plan (see definition below under Class R1 and R2 shares), MFD will pay commissions to the financial adviser under either option discussed above at the financial adviser's discretion.


    CLASS R1 AND R2 SHARES

    For purchases of Class R1 and R2 shares, the following commission/payment options are available for financial advisers:


    CLASS R1                     OPTION A      OPTION B      OPTION C
    --------                     --------      --------      --------
    o MFS Serviced Plans            x             x            N/A
    o Alliance Plans               N/A            x             x
    o Investment Only Plans        N/A            x            N/A

    CLASS R2*
    ---------
    o MFS Serviced Plans           N/A            x            N/A
    o Alliance Plans               N/A            x            N/A

    ----------
    * Not available to Investment Only Plans


    OPTION A
    --------

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS        CUMULATIVE PURCHASE AMOUNT
    ---------------------------------------------------------------------


    1.00%                        On the first $1,000,000 to $4,000,000,
                                 plus
    0.50%                        Over $4,000,000 to $25,000,000, plus
    0.25%                        Over $25,000,000


      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial advisers under this option with respect to a shareholder's new investment in class R1 shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial advisers which are designed to maximize the commissions paid by MFD to financial advisers.


    OPTION B
    --------

      Payments made by the Fund under its Rule 12b-1 plan for Class R1 or R2 shares equaling up to 0.50% per annum of the average daily net assets of the Fund attributable to the account, payable at the rate of up to 0.125% at the end of each quarter, in arrears.

    OPTION C
    --------


      Payment of 0.60% of the purchase price of Class R1 shares, in which case the financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.


    GENERAL
    -------

      MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service.

      Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

      Investment Only Plans are defined as retirement plans which are not MFS Serviced Plans or Alliance Plans.


    ADDITIONAL FINANCIAL ADVISER COMMISSIONS/
    CONCESSIONS
    Financial advisers may receive different compensation with respect to sales of Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C and Class J shares. In addition, from time to time, MFD may pay financial advisers 100% of the applicable sales charge on sales of Class A, Class 529A and Class J shares of certain specified Funds sold by such financial adviser during a specified sales period. MFD also may make additional payments to financial advisers out of its own assets under the categories described below. These categories are not mutually exclusive, and a single financial adviser may receive payments under all four categories.

    MARKETING SUPPORT PAYMENTS
    MFD may make payments to key financial advisers that are holders or financial advisers of record for accounts in one or more of the Funds. A financial adviser's marketing support services may include business planning assistance, educating financial adviser personnel about the MFS funds and shareholder financial planning needs, placement on the financial adviser's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the financial adviser. MFD compensates financial advisers differently depending upon, among other factors, the level and/or type of marketing support provided by the financial adviser. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs). As of June 17, 2004, the financial advisers to which MFD anticipates making payments under this category are Merrill Lynch, Pierce, Fenner and Smith, Inc., Citigroup Global Markets Holdings, Inc., UBS Financial Services, Inc., A.G. Edwards & Co., American Express Financial Advisors, Wachovia Securities, ING Network, Cuna Brokerage Services, H.D. Vest, Commonwealth Financial Network, RBC Dain Rauscher, Citicorp Investment Services and Securities America, Inc. (and such firm's respective affiliates). Any additions, modifications or deletions to the financial advisers identified in the previous sentence that have occured since that date are not reflected. Effective June 17, 2004, in the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS's retail mutual funds, and 0.05% of the total assets attributable to that financial adviser, on an annual basis. In addition, marketing support payments are made under an existing agreement with Linsco/Private Ledger Corp. ("LPL"). Marketing support payments under this agreement are not subject to the above limitations, but will not exceed 0.15% of the average total MFS Fund net assets attributable to brokerage accounts held with LPL, on an annual basis.

    PROGRAM SERVICING PAYMENTS
    MFD also may make payments to certain financial advisers that sell MFS
    Fund shares through programs such as retirement plans or qualified tuition programs. A financial adviser may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement program services may include services rendered to a plan in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Qualified tuition program services may include services related to administration of the program (such as plan level compliance, audit, account reconciliation, etc.), or participant recordkeeping, reporting and processing. Payments generally will not exceed 0.25% of the total assets in the program, on an annual basis.

    PROCESSING SUPPORT PAYMENTS
    MFD also may make payments to certain financial advisers that sell MFS
    Fund shares to help offset their costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial adviser, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial adviser's mutual fund trading system.

    OTHER CASH PAYMENTS
    From time to time, MFD, at its expense, may provide additional compensation to financial advisers which sell or arrange for the sale of shares of the Fund. Such compensation provided by MFD may include financial assistance to financial advisers that enable MFD to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial adviser- sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD guidelines and applicable law. These payments may vary depending upon the nature of the event.

      You can ask your financial adviser for information about any payments it receives from MFD and any services provided.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.


      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association
    (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.


      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.


      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.


      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

      These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

      The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are not supported by the full faith and credit of the U.S. Government but are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.


      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar- denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this
    Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
    (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS

    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.


      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
    Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

--------------------
PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.


    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

--------------------
PART II - APPENDIX E
--------------------

                                                         MFS FUNDS BOARD

                                      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND


The Trustees and Officers of the Trust are listed below, together with their principal occupations during the past five years.
(Their titles may have varied during that period.) Their business address is 500 Boylston Street, Boston, MA 02116.



--------------------------------------------------------------------------------------------------------------------------------
                           POSITION(s) HELD    TRUSTEE/OFFICER                PRINCIPAL OCCUPATIONS & OTHER
NAME, DATE OF BIRTH           WITH FUND             SINCE+              DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)        Trustee and President   February 2004        Massachusetts Financial Services Company, Chief Executive
(born 10/20/63)                                                          Officer, President, Chief Investment Officer and Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Robert C. Pozen(3)          Trustee                 February 2004        Massachusetts Company, Chairman Financial Services (since
(born 08/08/46)                                                          February 2004); Harvard Law School (education), John Olin
                                                                         Visiting Professor (since July 2002); Secretary of
                                                                         Economic Affairs, The Commonwealth of Massachusetts
                                                                         (January 2002 to December 2002); Fidelity Investments,
                                                                         Vice Chairman (June 2000 to December 2001); Fidelity
                                                                         Management & Research Company (investment adviser),
                                                                         President (March 1997 to July 2001); The Bank of New York
                                                                         (financial services), Director; Bell Canada Enterprises
                                                                         (telecommunications), Director; Telesat (satellite
                                                                         communications), Director

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------

J. Atwood Ives              Trustee and Chair of    February 1992        Private investor; KeySpan Corporation (energy related
(born 05/01/36)             Trustees                                     services), Director; Eastern Enterprises (diversified
                                                                         services company), Chairman, Trustee and Chief Executive
                                                                         Officer (until November 2000)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Cohn, M.D.      Trustee                 August 1993          Brigham and Women's Hospital, Chief of Cardiac Surgery;
(born 03/11/37)                                                          Harvard Medical School, Professor of Surgery

-----------------------------------------------------------------------------------------------------------------------------------
David H. Gunning            Trustee                 January 2004         Cleveland-Cliffs Inc. (mining products and service
(born 05/30/42)                                                          provider), Vice Chairman/ Director (since April 2001);
                                                                         Encinitos Ventures (private investment company), Principal
                                                                         (1997 to April 2001); Lincoln Electric Holdings, Inc.
                                                                         (welding equipment manufacturer), Director; Southwest Gas
                                                                         Corporation (natural gas distribution company), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
William R. Gutow            Trustee                 December 1993        Private investor and real estate consultant; Capitol
(born 09/27/41)                                                          Entertainment Management Company (video franchise), Vice
                                                                         Chairman

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Amy B. Lane                 Trustee                 January 2004         Retired; Merrill Lynch & Co., Inc., Managing Director,
(born 02/08/53)                                                          Investment Banking Group (1997 to February 2001); Borders
                                                                         Group, Inc. (book and music retailer), Director; Federal
                                                                         Realty Investment Trust (real estate investment trust),
                                                                         Trustee
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera          Trustee                 July 1981            Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
William J. Poorvu           Trustee                 August 1982          Private investor; Harvard University Graduate School of
(born 04/10/35)                                                          Business Administration, Class of 1961 Adjunct Professor
                                                                         in Entrepreneurship Emeritus; CBL & Associates Properties,
                                                                         Inc. (real estate investment trust), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt            Trustee                 August 1993          Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                          specialists), President; Wellfleet Investments (investor
                                                                         in health care companies), Managing General Partner (since
                                                                         1993); Cambridge Nutraceuticals (professional nutritional
                                                                         products), Chief Executive Officer (until May 2001)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Elaine R. Smith             Trustee                 February 1992        Independent health care industry consultant
(born 04/25/46)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Ward Smith                  Trustee                 October 1992         Private investor
(born 09/13/30)

-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)        President and Trustee   February 2004        Massachusetts Financial Services Company, Chief Executive
(born 10/20/63)                                                          Officer, President, Chief Investment Officer and Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James R. Bordewick, Jr.(3)  Assistant Secretary and September 1990       Massachusetts Financial Services Company, Senior Vice
(born 03/06/59)             Assistant Clerk                              President and Associate General Counsel
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto(3)     Assistant Treasurer     May 2003             Massachusetts Financial Services Company, Vice President
(born 10/01/53)                                                          (since April 2003); Brown Brothers Harriman& Co., Senior
                                                                         Vice President (November 2002 to April 2003); ING Groep
                                                                         N.V./Aeltus Investment Management, Senior Vice President
                                                                         (prior to November 2002)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty(3)       Assistant Treasurer     August 2000          Massachusetts Financial Services Company, Vice President
(born 09/18/63)                                                          (since August 2000); UAM Fund Services, Senior Vice
                                                                         President (prior to August 2000)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Richard M. Hisey(3)         Treasurer               August 2002          Massachusetts Financial Services Company, Senior Vice
(born 08/29/58)                                                          President (since July 2002); The Bank of New York, Senior
                                                                         Vice President (September 2000 to July 2002); Lexington
                                                                         Global Asset Managers, Inc., Executive Vice President and
                                                                         Chief Financial Officer (prior to September 2000);
                                                                         Lexington Funds, Chief Financial Officer (prior to
                                                                         September 2000)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)           Assistant Treasurer     April 1997           Massachusetts Financial Services Company, Vice President
(born 11/13/57)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Frank L. Tarantino          Independent Chief       June 2004            CRA Business Strategies Group (consulting services),
(born 03/07/44)             Compliance Officer                           Executive Vice President (April 2003 to June 2004); David
                                                                         L. Babson & Co. (investment adviser), Managing Director,
                                                                         Chief Administrative Officer and Director (February 1997
                                                                         to March 2003)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James O. Yost(3)            Assistant Treasurer     September 1990       Massachusetts Financial Services Company, Senior Vice
(born 06/12/60)                                                          President
-----------------------------------------------------------------------------------------------------------------------------------

(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.


The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every 5 years thereafter to elect Trustees. Each
Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.


--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

        (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

        (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS HIGH INCOME FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS GOVERNMENT MORTGAGE FUND:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation; and

        (2) invest in any security other than (i) Government securities and related options, futures, options on futures and repurchase agreements, and (ii) securities of other investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, all of whose assets will be invested in Government securities and related options, futures, options on futures and repurchase agreements.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

--------------------
PART II - APPENDIX G
--------------------

    PROXY VOTING POLICIES AND PROCEDURES SEPTEMBER 17, 2003 Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the MFS Family of Funds (the "MFS Funds").

    These policies and procedures include:

            A. Voting Guidelines;
            B. Administrative Procedures;
            C. Monitoring System;
            D. Records Retention; and
            E. Reports.


    These proxy voting policies and procedures do not apply to MFS Union Standard Equity Fund ("UNE"). The proxy voting policies and procedures that apply to UNE are set forth on page G-6.

    A. VOTING GUIDELINES


    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

    MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that -- guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

    As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long- term economic interests of MFS' clients.

    From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

    These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    NON-SALARY COMPENSATION PROGRAMS

    Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

    Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

    MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to "buy" stock.

    MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

    MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation. When put to a vote, MFS votes against very large golden parachutes.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    DILUTION

    There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF

    While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

    INDEPENDENT AUDITORS

    Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- within the circumstances of the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS - SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

    The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments:
    (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

    Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

      a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

      b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

      c. Considers special proxy issues as they may arise from time to time.

    The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

    In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

      a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares,
        (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

      b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

      c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

      d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

    The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

    3. GATHERING PROXIES

    Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

    MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

    4. ANALYZING PROXIES

    After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

    ----------
    (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and
        (v) approval of share repurchase programs.

    (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

    Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

    As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

    As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

    5. VOTING PROXIES

    After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

    C. MONITORING SYSTEM

    It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

    When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

    D. RECORDS RETENTION

    MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

    E. REPORTS

    MFS FUNDS

    Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

    ALL MFS ADVISORY CLIENTS

    At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

    Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


                                 *    *    *    *

                     UNE PROXY VOTING POLICIES AND PROCEDURES

    UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/MFS.

                                   INTRODUCTION

    These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

    JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

    For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                                AUDITOR STANDARDS
                                     AUDITORS

    JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

    In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

    To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

    It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

    This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                                BOARD OF DIRECTORS
                              ELECTION OF DIRECTORS

    The Election of Directors usually occurs under two circumstances: uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

    As a general policy, the following factors should always be taken into consideration:

      o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

      o The company's performance relative to its peer group and the market indices against which the company is measured;

      o The independence of the Directors (as is more fully described in the Policies, below);

      o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

      o Company management's track record;

      o The attendance records of Directors, which should not fall below 75 percent;

      o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

      o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

      o The views of employee and shareholder groups with respect to particular circumstances at a company;

      o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

      o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                              INDEPENDENT DIRECTORS

    This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

    With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

    A director is considered NOT INDEPENDENT if he or she:

      o Is, or has been, employed by the company or an affiliate;

      o Is one of the company's paid advisors/ consultants;

      o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

      o Is, or is affiliated with a company that is, a significant customer or supplier;

      o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

      o Has a personal services contract with the company;

      o Is related to a Director or Officer of the company;

      o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

      o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

      o Is a member of the immediate family of any person described above.

             INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES

    This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                 AUDIT COMMITTEE

    For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

    The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                              COMPENSATION COMMITTEE

    The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                    NOMINATING/ CORPORATE GOVERNANCE COMMITTEE

    In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                 SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO

    One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

    Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                CLASSIFIED BOARDS

    Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti-takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

    We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                   TERM LIMITS

    This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                DIRECTOR LIABILITY

    According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

    The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

    The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

    The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

    Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome: "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

    The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

      o breach of duty of loyalty;

      o omissions not committed in good faith or acts committed intentionally or in violation of the law;

      o acts involving unlawful purchase or redemption of stock;

      o payment of unlawful dividends; or

      o receipt of improper personal benefits.

    In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                 INDEMNIFICATION

    Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

    This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

    Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                   COMPENSATION
                                STOCK OPTION PLANS

    In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

    In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

    Performance-Based Stock Options are defined as one of the following:

    PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

    PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

    INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

    PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

    This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                           EXECUTIVE COMPENSATION PLANS

    Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

    This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

    This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                 DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION

    Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                GOLDEN PARACHUTES

    Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

    However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

    As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                     OUTSIDE DIRECTOR COMPENSATION & BENEFITS

    This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

    JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                               CORPORATE GOVERNANCE
                        BROADER PARTICIPATION ON THE BOARD

    This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                        INCREASING AUTHORIZED COMMON STOCK

    Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                           BLANK-CHECK PREFERRED STOCK

    We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                 REINCORPORATION

    We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                     SHAREHOLDER RIGHTS PLANS (POISON PILLS)

    Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

    This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                            BOARD SIZE & COMPENSATION

    The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                        SUPERMAJORITY VOTING REQUIREMENTS

    When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                DUAL CLASS VOTING

    The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                CUMULATIVE VOTING

    Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

    Cumulative   voting   is  a  method  for  obtaining  minority  shareholder
    representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                   SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS

    In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                             APPROVING OTHER BUSINESS

    Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                            EQUAL ACCESS TO THE PROXY

    Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                              FAIR-PRICE PROVISIONS

    Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
2 Avenue de Lafayette, Boston, MA 02111-1738
Toll free: (800) 225-2606


MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street, Boston, MA 02116


                                                          MFS-REVPART2-SAI-6/04

                          MFS(R) LIMITED MATURITY FUND


                 SUPPLEMENT TO THE SEPTEMBER 1, 2004 PROSPECTUS

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated September 1, 2004. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.


You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.

1. RISK RETURN SUMMARY

   PERFORMANCE TABLE. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. PLEASE NOTE THAT YOU WILL FIND PERFORMANCE RETURNS, AFTER THE DEDUCTION OF CERTAIN TAXES, FOR CLASS A SHARES OF THE FUND, TOGETHER WITH RETURNS OF ONE OR MORE BROAD MEASURES OF MARKET PERFORMANCE, IN THE PERFORMANCE TABLE OF THE PROSPECTUS. The table is supplemented as follows:


   Average Annual Total Returns (for the periods ended December 31, 2003):

           RETURNS BEFORE TAXES         1 YEAR        5 YEARS        10 YEARS
           --------------------         ------        -------        --------
           Class I shares                3.40%         5.35%          5.37%

------------------
The fund commenced investment operations on February 26, 1992 with the offering of class A shares, and subsequently offered class I shares on January 2, 1997. Performance for class I shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to reflect that class I shares bear no sales charges, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in lower performance than class I shares would have experienced had they been offered for the entire period.


2. EXPENSE SUMMARY

   EXPENSE TABLE. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:


                                                                         CLASS I
                                                                         -------
     Maximum Sales Charge (Load) Imposed on Purchases (as a
       percentage of offering price) .................................   None
     Maximum Deferred Sales Charge (Load) (as a percentage of
       original purchase price or redemption proceeds, whichever
       is less) ......................................................   None
     Maximum Redemption Fee (as a percentage of amount
       redeemed), if applicable (##) .................................  2.00%

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

     Management Fees(3) ..............................................  0.40%
     Distribution and Service (12b-1) Fees ...........................   N/A
     Other Expenses(1) ...............................................  0.23%
                                                                        -----
     Total Annual Fund Operating Expenses ............................  0.63%
       Fee Reductions (3) ............................................ (0.15)%
                                                                        -------
     Net Expenses ....................................................  0.48%

-----------------
 ## A redemption fee of 2.00% is charged on proceeds from redemptions and exchanges made within 5 business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" in the fund's prospectus.
(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower.
(2) Represents a contractual management fee reduction effective March 1, 2004. See "Management of the Fund - Investment Adviser" in the fund's prospectus.


EXAMPLE OF EXPENSES. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The "Example of Expenses" table is supplemented as follows:

         SHARE CLASS          YEAR 1        YEAR 3        YEAR 5        YEAR 10
         -----------          ------        ------        ------        -------

         Class I shares          $49         $154          $278         $716


3.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:


    o certain retirement plans established for the benefit of employees and former employees (and certain of their relatives) of MFS and employees and former employees (and certain of their relatives) of MFS' affiliates;


    o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

4. HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:


You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). Subject to the Fund's Exchange Limitation Policies as described in the prospectus, you may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5. FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

FOR YEAR ENDED APRIL 30,


CLASS I                                                     2004       2003       2002           2001           2000
Net asset value - beginning of period                      $ 6.84     $ 6.82      $ 6.84      $  6.65        $  6.85
                                                           ------     ------      ------      -------        -------
INCOME FROM INVESTMENT OPERATIONSSS(SS)# -
   Net investment incomess.                                $ 0.23     $ 0.25      $ 0.35      $  0.42        $  0.42
   Net realized and unrealized gain (loss) on
     investments                                            (0.10)      0.12        0.03         0.20          (0.22)
                                                           ------     ------      ------      -------        -------
Total from investment operations                           $ 0.13     $ 0.37      $ 0.38      $  0.62        $  0.20
                                                           ------     ------      ------      -------        -------
LESS DISTRIBUTIONS
   From net investment income                              $(0.31)    $(0.35)     $(0.35)     $ (0.43)       $ (0.40)
   In excess of net investment income                         --         --        (0.05)        (0.00)+++            --
                                                           ------     ------      ------      -------        -------
Total distributions declared to shareholders               $(0.31)    $(0.35)     $(0.40)     $ (0.43)       $ (0.40)
                                                           ------     ------      ------      -------        -------
Net asset value - end of period                            $ 6.66     $ 6.84      $ 6.82      $  6.84        $  6.65
                                                           ------     ------      ------      -------        -------
Total return (%)                                             1.89       5.59        5.70         9.60           3.02
RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):
Expenses##                                                   0.59       0.60        0.65         0.67           0.71
Net investment incomess(SS)                                  3.45       3.81        5.17         6.32           6.00
Portfolio turnover                                             43         53          53           58             74
Net assets at end of year (000 Omitted)                   $80,206    $29,075      $1,299         $888           $684


------------------------
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:


Net investment incomess(SS)                                $ 0.23     $ 0.24      $ 0.35      $  0.42            --
RATIOS (TO AVERAGE NET ASSETS)
Expenses##                                                   0.66       0.65        0.70%        0.70%           --
Net investment incomess(SS)                                  3.38       3.76        5.12%        6.29%           --


(SS) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002, was to decrease net investment income per share by $0.04, increase net realized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.57%. Per share, ratios, and supplemental data for the periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

 +++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.

  ## Ratios do not reflect expense reductions from fees paid indirectly.

               THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 1, 2004.

Class A Shares             Class 529A Shares
Class B Shares             Class 529B Shares
Class C Shares             Class 529C Shares
Class R1 Shares
Class R2 Shares


-------------------------------------------------------------------------------

MFS(R) LIMITED MATURITY FUND                                  PROSPECTUS 9/1/04

This Prospectus describes the MFS Limited Maturity Fund. The fund's main investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. Its secondary objective is to protect shareholders' capital.

TABLE OF CONTENTS
-----------------------------------------------------------------------------


RISK RETURN SUMMARY                                                         1
-----------------------------------------------------------------------------
EXPENSE SUMMARY                                                             8
-----------------------------------------------------------------------------
CERTAIN INVESTMENT STRATEGIES AND RISKS                                    11
-----------------------------------------------------------------------------
MANAGEMENT OF THE FUND                                                     12
-----------------------------------------------------------------------------
DESCRIPTION OF SHARE CLASSES                                               14
-----------------------------------------------------------------------------
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES                                23
-----------------------------------------------------------------------------
OTHER INFORMATION                                                          31
-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                       35
-----------------------------------------------------------------------------
APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES                            A-1


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

---------------------
I RISK RETURN SUMMARY
---------------------


o   INVESTMENT OBJECTIVE


    The fund's main investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. Its secondary objective is to protect shareholders' capital. The fund's objectives may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The fund invests, under normal market conditions, at least 65% of its net assets in fixed income securities with "limited" maturities (generally securities with remaining maturities of 5 years or less). These securities may include:

    o corporate bonds, which are bonds or other debt obligations issued by domestic or foreign (including emerging market) corporations or similar entities,


    o mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables, and

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities or a government sponsored enterprise. Certain U.S. Government securities in which the fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association
      (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      Fixed income securities with limited maturities may include:


    o securities with remaining maturities of 5 years or less,

    o securities with estimated remaining average lives of 5 years or less, and

    o securities with a "duration" of 5 years or less (the fund determines the duration of a fixed income security by taking the present value of all its future principal and interest payments and calculating the dollar-weighted average time until those payments will be received).

      The fund only purchases investment grade bonds, which are bonds rated in the higher rating categories by credit rating agencies or unrated and considered by MFS to be comparable in quality. The fund's dollar-weighted average quality is within the three highest rating categories by credit rating agencies. The fund's investments in securities of foreign issuers are U.S. dollar denominated.

      In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which would cause the value of your investment in the fund to decline, and which would prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in the fund are:

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund's portfolio will generally rise.

    o Maturity Risk: Fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the fund's fixed income investments will affect the volatility of the fund's share price.

    o Allocation Risk: The fund will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The fund could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.


    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that many U.S. Government securities in which the Fund may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.


    o Liquidity Risk: The fixed income securities purchased by the fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the fund's performance.

    o Mortgage-Backed and Asset-Backed Securities Risk:

        > Maturity Risk:


            + Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.


                > When interest rates fall, homeowners are more likely to
                  prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                > When interest rates rise, homeowners are less likely to
                  prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            + Collateralized Mortgage Obligations: The fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


        > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. However, the U.S. Government or its agencies may guarantee the payment of principal and interest on certain U.S. Government mortgage-backed securities. Mortgage- backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees. Investors should note that many U.S. Government securities in which the Fund may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.


    o Foreign Markets Risk: Investments in securities of foreign issuers involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.


    o As with any mutual fund, you could lose money on your investment in the fund.


      An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                1994                           0.22%
                1995                          11.64%
                1996                           4.89%
                1997                           5.37%
                1998                           5.12%
                1999                           2.94%
                2000                           7.58%
                2001                           7.94%
                2002                           4.45%
                2003                           3.10%

      The total return for the fund's class A shares for the six-month period ended June 30, 2004 was 0.07%.


      During the period shown in the bar chart, the highest quarterly return was 4.01% (for the calendar quarter ended June 30, 1995) and the lowest quarterly return was (0.76)% (for the calendar quarter ended March 31, 1994).

    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2003)
    ..........................................................................

    RETURNS BEFORE TAXES                           1 Year    5 Years    10 Years

    Class B Shares, with CDSC (Declining Over
      6 Years From the End of the Calendar
      Month of Purchase From 4% to 0%)            (1.51)%      4.08%       4.45%

    Class C Shares, with CDSC (1% for First
      Year From the End of the Calendar Month
      of Purchase)                                  1.39%      4.33%       4.43%

    Class R1 Shares, at Net Asset Value             2.83%      5.13%       5.26%

    Class R2 Shares, at Net Asset Value             3.01%      5.16%       5.27%

    Class 529A Shares, with Initial Sales
      Charge (2.50%)                                0.25%      4.56%       4.97%

    Class 529B Shares, with CDSC (Declining
      Over 6 Years From the End of the
      Calendar Month of Purchase From 4% to 0%)   (2.00)%      4.53%       5.12%

    Class 529C Shares, with CDSC (1% for First
      Year From the End of the Calendar Month
      of Purchase)                                  1.07%      4.87%       5.13%

    Class A Shares, with Initial Sales Charge
      (2.50%)                                       0.52%      4.65%       5.02%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)

    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (2.50%)                                     (1.06)%      2.46%       2.59%

    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A
      Shares, with Initial Sales Charge
      (2.50%)                                       0.33%      2.59%       2.72%

    BENCHMARK COMPARISONS

    Lehman Brothers One- to Three-Year
      Government/Credit Index+**                    2.80%      5.80%       5.90%

    Lipper Short-Term Investment Grade
      Debt Fund Average++                           2.51%      4.95%       5.15%

    ------
     + Source: Standard & Poor's Micropal, Inc.

    ** The Lehman Brothers One- to Three-Year Government/Credit Index measures the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets.
    ++ The Lipper Mutual Fund indices measure the performance of funds within their respective classification.

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, Section 529 qualified tuition programs, or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on February 26, 1992 with the offering of class A shares and subsequently offered class B shares on September 7, 1993, class C shares on July 1, 1994, class 529A, class 529B and class 529C shares on July 31, 2002, class R1 shares on December 31, 2002, and class R2 shares on October 31, 2003.

    Performance for share classes offered after class A shares ("Newer Classes") includes the performance of the fund's class A shares (the "Initial Class") for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to the Newer Classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance the Newer Classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for Newer Classes with higher operating expenses than the Initial Class, and lower performance for Newer Classes with lower operating expenses than the Initial Class.

    The fund now has more than one class of shares with at least a 10 year performance history -- the longest period shown in the fund's prospectus, shareholder reports and sales and marketing literature. Accordingly, for periods ending on and after March 31, 2004, blended performance presentations for the fund's Newer Classes will reflect the prior performance of the class with at least a 10 year performance history that has the most similar level of operating expenses as the Newer Class (not necessarily the Initial Class). The new blending methodology will result in the same or lower total rates of return than were previously shown.

    Because this change will apply to performance periods ending on or after March 31, 2004, the fund will continue to use the prior methodology in future documents that show blended performance through periods ended prior to that date. For example, because this prospectus shows calendar year performance, the new methodology will not be reflected in the fund's prospectus until it is next annually updated on September 1, 2005.

    If you would like the fund's current yield, contact the MFS Service Center at the toll free number set forth on the back cover page.

------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

    SHAREHOLDER FEES (fees paid directly from your investment)
    ..................................................................................................................


                                                 CLASS A             CLASS B          CLASS C
                                                   AND                 AND              AND
                                               CLASS 529A           CLASS 529B       CLASS 529C    CLASS R1     CLASS R2
    Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of offering
    price) .................................      2.50%                 None            None         None         None

    Maximum Deferred Sales Charge (Load)
    (as a percentage of original purchase
    price or redemption proceeds,
    whichever is less) .....................  See Below(#)             4.00%           1.00%         None         None

    Maximum Redemption Fee (as a
    percentage of amount redeemed), if
    applicable(##) .........................         2.00%             2.00%           2.00%         None         None


    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
    ....................................................................................................................


                                                 CLASS A             CLASS B         CLASS C     CLASS R1     CLASS R2
    Management Fees(5) .....................      0.40%                0.40%           0.40%        0.40%        0.40%

    Distribution and Service (12b-1) Fees (1)     0.15%                0.94%           1.00%        0.50%        0.50%

    Other Expenses(3) ......................      0.24%                0.24%           0.24%        0.24%        0.49%(2)
                                                  -----                -----           -----        -----        -----
    Total Annual Fund Operating Expenses (3)     0.79%                1.58%           1.64%        1.14%        1.39%

    Fee Reductions(5) ......................    (0.15)%              (0.15)%         (0.15)%      (0.25)%      (0.25)%(2)
                                                  -----                -----           -----        -----        -----
    Net Expenses(3) ........................      0.64%                1.43%           1.49%        0.89%        1.14%

                                                CLASS 529A          CLASS 529B      CLASS 529C
    Management Fees(5) .....................      0.40%                0.40%           0.40%

    Distribution and Service (12b-1) Fees (1)     0.35%                0.97%           1.00%

    Other Expenses(4)(5) ...................      0.49%                0.49%           0.49%
                                                  -----                -----           -----
    Total Annual Fund Operating Expenses ...      1.24%                1.86%           1.89%

    Fee Reductions(5) ......................    (0.25)%              (0.15)%         (0.15)%
                                                  -----                -----           -----
    Net Expenses(3) ........................      0.99%                1.71%           1.74%

    -----------
     (#) For class A only. An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months (CDSC will age one month on the last day of the month of purchase and each subsequent month). Class 529A shares are not subject to any
         CDSC.
    (##) A redemption fee of 2% is charged on proceeds from redemptions and exchanges made within 5 business days after acquiring fund shares. The redemption fee does not apply to class R1 or class R2 shares or the 529 share classes. See "How to Purchase Exchange and Redeem Shares - Other Considerations - Redemption Fee" below.
     (1) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The maximum distribution and service fees under the plan are: 0.35% annually for class A shares (0.10% distribution fee and a 0.25% service fee); 0.50% annually for each of class R1, class R2 and class 529A shares (0.25% distribution fee and a 0.25% service fee); and
         1.00% annually for each of class B, class C, class 529B and class 529C shares (0.75% distribution fee and a
         0.25% service fee). Payments of 0.10% of the class A service fee, the 0.10% class A distribution fee and 0.15%
         of the class 529A distribution fee are currently not being imposed, but may be imposed upon approval by the board of trustees which oversees the fund. A portion of the class B and 529B distribution fee equal to 0.10%
         annually is not in effect with respect to class B and 529B shares outstanding after the first anniversary of their sale, but may be implemented with approval by the board of trustees which oversees the fund. The fund's distributor, MFS Fund Distributors, Inc. ("MFD"), has also contractually agreed to waive 0.10% annually of the fund's class 529A service fee and 0.10% of the fund's class R1 and class R2 distribution fee. See footnote 5 below.
     (2) "Other Expenses" are estimated for the fund's current fiscal year. "Other Expenses" include an annual 0.25%
         administrative service fee paid by the fund from assets attributable to class R2 shares to MFS for the provision by MFS, or a third party, of various administrative, recordkeeping and communication/educational services.
     (3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may have or enter into other expense reductions or recapture arrangements (which would also have the effect of reducing fund expenses). Any such fee reductions are not reflected in the table. Had these expense reductions been taken into account,
         "Total Annual Fund Operating Expenses" and "Net Expenses" would be lower.
     (4) Includes the program management fee described below under "Management of the Fund." The only fees and charges a
         529 participant will incur are the fund's sales charges and expenses described in the table above and an annual account maintenance fee and miscellaneous other account fees which may be charged in connection with the administration of the participant's account. See the program description and materials available from your financial representative for details about other account fees.
     (5) MFS has contractually agreed to waive its right to receive 0.15% of the management fee annually. Represents a contractual management fee reduction effective March 1, 2004. See "Management of the Fund - Investment Adviser"
         below. In addition, as noted above, MFD has contractually agreed to waive 0.10% of the class 529A service fee and 0.10% of the class R1 and class R2 distribution fee. These contractual agreements will continue until at least September 1, 2005 unless earlier terminated or modified with the consent of the board of trustees which oversees the fund.


o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and


    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any contractual fee reductions are in effect (see "Expense Summary - Expense Table" above).

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

    SHARE CLASS                           YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    Class A shares                         $314       $450     $  607    $1,136

    Class B shares(1)
      Assuming redemption at end of
        period                             $546       $752     $  990    $1,601
      Assuming no redemption               $146       $452     $  790    $1,601

    Class C shares
      Assuming redemption at end of
        period                             $252       $471     $  822    $1,881
      Assuming no redemption               $152       $471     $  822    $1,881

    Class R1 shares                        $ 90       $305     $  546    $1,310

    Class R2 shares                        $116       $384     $  680    $1,595

    Class 529A shares                      $348       $578     $  835    $1,640

    Class 529B shares(1)
      Assuming redemption at end of
        period                             $574       $839     $1,137    $1,956
      Assuming no redemption               $174       $539     $  937    $1,956

    Class 529C shares
      Assuming redemption at end of
        period                             $277       $548     $  952    $2,150
      Assuming no redemption               $177       $548     $  952    $2,150


    ------
    (1) Class B shares convert to class A shares, and class 529B shares convert to class 529A shares, approximately eight years after purchase; therefore, years nine and ten reflect class A and class 529A expenses, respectively.

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o   TEMPORARY DEFENSIVE POLICIES

    In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.


o   ACTIVE OR FREQUENT TRADING


    The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains, as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the fund's performance.

-------------------------
IV MANAGEMENT OF THE FUND
-------------------------

o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $137.4 billion as of the quarter ended June 30, 2004. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to the fund (including portfolio management and trade execution). For the fiscal year ended April 30, 2004, the fund paid MFS an effective management fee equal to 0.33% of the daily net assets of the fund. The management fee set forth in the investment advisory agreement with MFS is 0.40% of the fund's average daily net assets. Effective March 1, 2004, MFS agreed to a contractual management fee reduction for the fund to an annual rate of 0.25% of the fund's daily net assets. MFS has agreed to maintain these management fee reductions until February 28, 2009 as part of its settlement with the New York Attorney General concerning market timing and related matters.

o   PORTFOLIO MANAGER


    The fund's portfolio manager is James J. Calmas, a Senior Vice President of MFS. Mr. Calmas has been employed in the investment management area of MFS since 1988 and has been the portfolio manager of the fund since January 1998.


o   ADMINISTRATOR


    MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.


      In addition, MFS is responsible for providing certain administrative services with respect to class R2 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of class R2 shares to MFS for the provision of these services.

o   DISTRIBUTOR


    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.


o   SHAREHOLDER SERVICING AGENT


    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.


o   PROGRAM MANAGER(s)

    The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD (or another party contracting with MFD) provides administrative services. The current fee has been established at 0.25% annually of the average net assets of the fund's 529 share classes. The fee may only be increased with the approval of the Board of Trustees that oversees the fund. The services provided by or through MFD include recordkeeping and tax reporting and account services, as well as services designed to maintain the programs' compliance with the Internal Revenue Code (the "Code") and other regulatory requirements.

------------------------------
V DESCRIPTION OF SHARE CLASSES
------------------------------


    The fund offers class A, class B, class C, class R1, class R2, class 529A, class 529B and class 529C shares through this prospectus. The fund also offers an additional class of shares, class I shares, which are made available through a separate prospectus supplement provided to the investors eligible to purchase them.


      Class R1 and class R2 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Where MFS (or one of its affiliates) is responsible for providing participant recordkeeping services for the eligible retirement plan, the plan will be eligible to purchase class R1 and class R2 shares if it meets certain asset thresholds established and disclosed to the plan sponsor by MFS. Class R1 and class R2 shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and 529 tuition programs. Class R2 shares are available to retirement plans only if either MFS (or one of its affiliates) is responsible for providing participant recordkeeping services or MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative services.

    Class 529A, class 529B and class 529C shares are only offered in conjunction with qualified tuition programs (tuition programs) established in accordance with Section 529 of the Code. Contributions to these tuition programs may be invested in the fund's class 529A, class 529B or class 529C shares and certain other MFS funds offering these share classes. Earnings on investments in the fund made through such tuition programs may receive favorable tax treatment under the Code, as described further under the caption "Tax Considerations" below. For information on policies, services and restrictions which apply to your account with the tuition program through which your investment in the fund is made, please refer to the description of the tuition program available from your financial representative (the program description).


o   SALES CHARGES


    You may be subject to an initial sales charge when you purchase class A or class 529A shares, or a CDSC when you redeem class A, class B, class C, class 529B or class 529C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived and these circumstances are described below as well as in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from MFS or MFD. See the SAI for details.

o   CLASS A AND CLASS 529A SHARES

    You may purchase class A and class 529A shares at net asset value plus an initial sales charge (referred to as the offering price). In some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within 12 months. Class A and class 529A shares have annual distribution and service fees up to a maximum of 0.35% and 0.50% of net assets annually, respectively.


    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A or class 529A shares differs depending upon the amount you invest, as follows:

                                               SALES CHARGE* AS PERCENTAGE OF:
                                              ---------------------------------
                                                Offering       Net Amount
    Amount of Purchase                            Price         Invested
    Less than $50,000                             2.50            2.56
    $50,000 but less than $100,000                2.25            2.30
    $100,000 but less than $250,000               2.00            2.04
    $250,000 but less than $500,000               1.75            1.78
    $500,000 but less than $1,000,000             1.50            1.52
    $1,000,000 or more                           None**          None**

    ----------
     * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** For class A shares only, a 1% CDSC will apply to such purchases, as discussed below.


    Please see "Class A/529A Sales Charge Waivers or Reductions" below for additional information.

    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase. (CDSC will age one month on the last day of the month of purchase and each subsequent month). Please see "Class A/529A Sales Charge Waivers or Reductions" below for additional information.

o   CLASS A/529A SALES CHARGE WAIVERS OR REDUCTIONS

    Below is a table and brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable sales charge for class A/529A shares may be waived or reduced. You can also find additional information about these programs and waivers in the SAI and on the fund's website at www.mfs.com under "Mutual Funds," which is available to you free of charge. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial adviser. You must inform your financial adviser or MFSC of your intention to invest in the fund under one of the programs below upon purchasing fund shares. You can provide this information in your account application or through a separate document provided by your financial adviser.

                                                   INVESTMENTS ELIGIBLE FOR:
                                               --------------------------------
                                               WAIVED SALES    REDUCED INITIAL
    PROGRAM                                       CHARGE         SALES CHARGE

    Letter of Intent                                                  X
    Right of Accumulation                                             X
    Reinstatement Privilege                         X
    Automatic Exchange Plan                         X*
    Exchange Privilege                              X*
    Dividend Reinvestment                           X
    Distribution Investment Program                 X
    Other Sales Charge Waivers                      X

    ------
    * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases. See "Exchange Privilege" below.

    LETTER OF INTENT (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A or class 529A shares if you commit to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund) within a 13 month period (36 months for a $1 million commitment). For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.

      At your request, purchases made during the previous 90 days may be included under your LOI commitment amount. You or your financial adviser must inform the fund that the LOI is in effect each time shares of a fund are purchased.

    RIGHT OF ACCUMULATION (ROA). You may pay a reduced or no initial sales charge on purchases of class A or 529A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund), based on current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

      LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed
      Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

      Eligible accounts that you may link under LOI and ROA may include:

        o Individual accounts

        o Joint accounts

        o Trust accounts of which you, your spouse or child under the age of 21 is the grantor

        o MFS 529 College Savings Plan accounts

        o Single-Participant Retirement Plan accounts

        o Certain Individual Retirement Accounts

        o UGMA/UTMA Accounts

        o Accounts held in the name of your financial adviser(s) on your behalf

        However, please note that accounts held with the MFS funds in the name of a financial adviser on your behalf can currently be combined with accounts held with the MFS funds in your name directly only if (i) the account is not held under an omnibus account arrangement and (ii) the financial adviser informs the MFS funds (or its agents) that certain accounts should be combined for purposes of the LOI or ROA. In addition, individually held accounts cannot be linked with accounts held in employer-sponsored plans for purposes of LOI or ROA.

        You should provide your financial adviser with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of the ROA or LOI. Such documentation may include shareholder identification numbers or applicable account numbers or account statements (including accounts held with various financial advisers).

    REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without paying a sales charge.

      For shareholders who exercise this privilege after redeeming class A shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares you may reinvest your redemption proceeds only into the corresponding class A shares. The class A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A or class 529A shares out of the MFS Cash Reserve Fund into class A or 529A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid such a charge on these shares.

    DIVIDEND REINVESTMENT. You can reinvest dividend and capital gain distributions into your account in the same fund without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without a sales charge.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a sales charge waiver for purchases or redemptions of class A and/or class 529A shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investments (e.g., certain wrap accounts or fund supermarket investments). The funds reserve the right to eliminate, modify, add waivers at any time without providing notice.


o   CLASS B AND CLASS 529B SHARES

    You may purchase class B and class 529B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years from the end of the calendar month of purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B and class 529B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

    The CDSC is imposed according to the following schedule:

                                                            CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                          SALES CHARGE
    ---------------------------------------------------------------------------

    First                                                           4%
    Second                                                          4%
    Third                                                           3%
    Fourth                                                          3%
    Fifth                                                           2%
    Sixth                                                           1%
    Seventh and following                                           0%


    If you hold class B or class 529B shares for approximately eight years, they will convert to class A or class 529A shares of the fund, respectively. All class B and class 529B shares you purchase through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B or class 529B shares in your account convert to class A or class 529A shares, a proportionate number of the class B or class 529B shares in the sub-account will also convert to class A or class 529A shares, respectively. Please see "Class B/529B and Class C/529C Sales Charge Waivers or Reductions" below for additional information.


o   CLASS C AND CLASS 529C SHARES


    You may purchase class C and class 529C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year from the end of the calendar month of purchase, you may be subject to a CDSC of 1.00%. Class C and class 529C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C and class 529C shares do not convert to any other class of shares of the fund. Please see "Class B/529B and Class C/529C Sales Charge Waivers or Reductions" below for additional information.

o   CLASS B/529B AND CLASS C/529C SALES CHARGE WAIVERS OR REDUCTIONS

    Below is a brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable CDSC may be waived or reduced. You can also find additional information about these programs and waivers in the SAI and on the fund's website www.mfs.com under "Mutual Funds," which is available to you free of charge. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial adviser. You or your financial adviser must inform MFSC of your intention to enroll in one of the programs below. You can provide this information in your account application or through a separate document provided by your financial adviser.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund of the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying any sales charge.

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares without paying any sales charges upon redemption. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and class C shares redeemed under this plan. Shares redeemed under this plan will not be subject to a redemption fee.

    REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without an initial sales charge.

      For shareholders who exercise this privilege after redeeming class C or class 529C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class C or class 529C shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B or class 529B shares you may reinvest your redemption proceeds only into the corresponding class A or class 529A shares. The class A or shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B or class 529B shares, your account will not be credited with the CDSC you paid.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a CDSC waiver for redemptions of class B or class 529B, class C or class 529C shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs or certain other groups (e.g. affiliated persons of MFS) and with respect to redemptions under certain circumstances (e.g., death or disability of shareholder). The Funds reserve the right to eliminate, modify and add waivers at any time and without providing advance notice.

o   CLASS R1 AND CLASS R2 SHARES

    Eligible Retirement Plans may purchase class R1 and class R2 shares at net asset value without an initial sales charge. Class R1 and class R2 shares are not subject to a CDSC, and each has annual distribution and service fees up to a maximum of 0.50% of net assets annually.


o   CALCULATION OF CDSC

    As discussed above, certain investments in class A, class B, class C, class 529B, and class 529C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:

    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

    o Purchases of class B, class C, class 529B and class 529C shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.


      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares.

o   DISTRIBUTION AND SERVICE FEES

    The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares, and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee); 0.50% for each of class R1, class R2 and class 529A shares (a 0.25% distribution fee and a 0.25% service fee); and 1.00% for each of class B, class C, class 529B and class 529C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. Payment of 0.10% of the class A service fee and the 0.10% per annum class A distribution fee are currently not being imposed and will be implemented on such date as the Trustees of the fund may determine. Except in the case of the 0.25% per annum class B service fee paid by the fund upon the sale of class B shares in the first year, the class B service fee is currently set at 0.15% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the fund may determine. A portion of the class 529A distribution fee equal to 0.15% is not currently in effect and may be imposed only with the approval of the board of trustees which oversees the fund. In addition, a portion of the class 529A service fee equal to 0.10% and class R1 distribution fee equal to 0.10% is being waived by MFD. Except in the case of the 0.25% per annum class 529B service fee paid by the fund upon the sale of class 529B shares in the first year, the class 529B service fee is currently set at 0.15% per annum and may be increased to 0.25% per annum on such date as the trustees of the fund may determine.

o   FINANCIAL ADVISER SUPPORT PAYMENTS

    The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial advisers who support the sale of fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus. MFD, out of its own resources, may make cash payments to certain financial advisers (the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD) who support the sale of fund shares in recognition of their marketing, transaction processing and/ or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

      MFD may make payments to key financial advisers who provide marketing support. In the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial adviser, on an annual basis. In addition, financial advisers may offer MFS fund shares through specialized programs such as tax deferred retirement programs or qualified tuition programs. MFD may pay a portion of the administrative and marketing costs of a financial adviser relating to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial advisers.

      You can find further details in the SAI about the payments made by MFD and the services provided by your financial adviser. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges.

----------------------------------------------
VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
----------------------------------------------


    You may purchase, exchange and redeem class A, class B, class C, class R1, class R2, class 529A, class 529B and class 529C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described above under "Description of Share Classes."


o   HOW TO PURCHASE SHARES

    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is generally $1,000, except for IRAs and for 529 share classes, for which, the minimum initial investment is $250 per account. In the following circumstances, the minimum initial investment is only $50 per account:

    o if you establish an automatic investment plan;

    o if you establish an automatic exchange plan; or

    o if you establish an account under either:

        > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

        > employer sponsored investment programs.


      The maximum amount you may invest in class B shares with any single purchase request is $99,999, and the maximum amount you may invest in class C shares with any single purchase request is $999,999. The funds or their agents may at their discretion accept a purchase request for class B shares for $100,000 or more under limited circumstances, including by way of example, where a retirement plan is rolling over assets from another account into a pre-existing account maintained in class B shares of the funds.

    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:


    o send a check with the returnable portion of your statement;

    o ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.


    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

    VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provided is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the new asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.


    SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. The Code and tuition programs impose a maximum total contribution limitation for designated beneficiaries on behalf of whom assets under tuition programs are held, which may result in a limitation on your ability to purchase the fund's 529 share classes. Please see the program description for details concerning the maximum contribution limitation and its application.


      An account owner of a newly established account under a tuition program in which the designated beneficiary is age 12 or older will not be entitled to purchase class 529B shares, unless the newly established account results from a transfer of registration from another MFS fund account. Additional restrictions may apply and are described in the program description.


o   HOW TO EXCHANGE SHARES


    EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange; rather the CDSC will carry over to the acquired shares on a proportional basis. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC or redemption fee (if applicable), depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. In addition, class A, class R1 and class R2 shares may be exchanged for shares of the MFS Money Market Fund subject to any limitation applicable to the purchase of that fund's shares as disclosed in the prospectus.

      Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. In addition, the fund imposes a 2.00% fee on exchanges made within 5 business days after acquiring fund shares. These limitations and policies are described below under the caption "How to Purchase, Exchange and Redeem Shares - Other Considerations" below. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


    SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. Your ability to exchange your class 529A, class 529B or class 529C shares of the fund for corresponding class 529A, class 529B and class 529C shares of other MFS funds may be limited under Section 529 of the Code and the tuition program through which your investment in the MFS funds is made. Please see the program description for details.

o   HOW TO REDEEM SHARES

    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).


      Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. In addition, the fund imposes a 2.00% redemption fee on redemptions made within 5 business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" below.

    REDEEMING DIRECTLY THROUGH MFSC

    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

    o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account by contacting MFSC via the Internet (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.

    o SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares. For class B and class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC or redemption fee on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

    o FREE CHECKWRITING. You may redeem your class A or class C shares by writing checks against your account. Checks must be for at least $500 and investments made by check must have been in your account for at least 15 days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (see back cover page for address and phone number).

      Shares in your account equal in value to the amount of the check plus the applicable CDSC (if applicable), redemption fee (if applicable) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will not be honored.

    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

o   OTHER CONSIDERATIONS

    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. The MFS funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitations on Exchange Activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest.

      Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder. In the event that the MFS funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset value at the conclusion of the delay period.

    EXCHANGE LIMITATION POLICIES. The MFS funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

      LIMITATIONS ON EXCHANGE ACTIVITY. The MFS funds, through their agents, undertake to use their best efforts to exercise the funds' rights to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes

        o three exchanges (each exceeding $10,000 in value) out of an account in an MFS fund with a principal investment policy of investing in global, international, high yield bond or municipal bond securities, or

        o six exchanges (each exceeding $10,000 in value) out of any other MFS fund account during a calendar year. Exchanges made the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These exchange limits are subject to the MFS funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

    LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial advisers and cannot always know or reasonably detect excessive trading which may be facilitated by these financial advisers or by the use of omnibus account arrangements offered by these financial advisers to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial advisers such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial adviser to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a fund.

    EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

      In addition, to the extent that a fund significantly invests in foreign securities traded on markets which may close prior to when the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the fund's valuation time. To the extent that the fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

      To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds which invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

    REDEMPTION FEE. The MFS high yield funds identified below charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

        MFS High Income Fund
        MFS Municipal High Income Fund
        MFS High Yield Opportunities Fund

      All remaining funds in the MFS Family of Funds, except for the MFS Cash Reserve Fund, MFS Money Market Fund and MFS Government Money Market Fund, charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). The funds may determine to change the redemption fee period or amount of redemption fees charged, including in connection with pending Securities and Exchange Commission rules.

      For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

      THE FUNDS' REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

       1. transactions by accounts which the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial adviser such as a broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

       2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

       3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll deduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

       4. transactions by the MFS fund of funds including, without limitation, the MFS Asset Allocation Funds;

       5. transactions following the death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

       6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

       7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

       8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

       9. transactions involving class 529A, 529B, 529C, R1, R2 or J shares of the fund (if offered); and

      10. transactions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a fund).

      In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries, and in connection with pending Securities and Exchange Commission redemption fee rules.

      These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time (which may address such topics as the documentation necessary for the funds to recognize a disability, among others).

      Depending on the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

    IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions. However, if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash when the redemption is at or below $250,000 or 1% of the fund's net assets, whichever is less.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

---------------------
VII OTHER INFORMATION
---------------------


o   PRICING OF FUND SHARES


    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

      To determine net asset value, the fund values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

      The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

      You will receive the net asset value next calculated, after the deduction of applicable sales charges (and the redemption fee, if applicable) and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:

    o MFSC receives your order by the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank); or

    o your financial adviser receives your order by the valuation time and transmits your order to MFSC.

o   DISTRIBUTIONS


    The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.


o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

    o Dividend and capital gain distributions in cash.

      Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


o   TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.


      You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. Some dividends paid in January may be taxable as if they had been paid the previous December.

      The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

      Fund distributions of net capital gains or net short-term capital gains will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      If you are neither a citizen nor a resident of the United States, the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.


    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

    SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. In addition to the tax considerations discussed above, please note the following tax considerations that apply specifically to the ownership of the fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.


      The fund is an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

      Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax (unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied). The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

      The foregoing is only a brief summary of some of the important federal income tax considerations relating to investments in the fund under the tuition programs; you will find more information in the program description. You are urged to consult your own tax adviser for information about the federal estate and gift and the state and local tax consequences of, and impact of your personal financial situation on, an investment in the fund's 529 share classes.


o   UNIQUE NATURE OF FUND

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   VOTING RIGHTS FOR 529 SHARE CLASSES

    Because the account owner may invest in the fund's class 529A, class 529B and class 529C shares indirectly through a tuition program, the account owner may not technically be a shareholder of the fund (rather, a trust or other vehicle established by the state or eligible educational institution through which the investment is made would be the fund's shareholder of record). Therefore, with respect to investments through certain tuition programs, the account owner may not have voting rights in the fund's shares or may only be entitled to vote if the tuition program through which the fund shares are held passes through the voting rights to the account owner. Please see the program description for details.

o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

    The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

-------------------------
VIII FINANCIAL HIGHLIGHTS
-------------------------

    The financial highlights table is intended to help you understand the fund's financial performance for the past five years (or life of a particular class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's Independent Registered Public Accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's Independent Registered Public Accounting firm is Deloitte & Touche LLP.



FOR YEARS ENDED 4/30

CLASS A                                           2004               2003               2002             2001             2000
Net asset value, beginning of period             $6.87              $6.84              $6.86            $6.66            $6.87
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                       $0.22              $0.27              $0.34            $0.42            $0.40
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments                          (0.11)              0.10               0.03             0.20            (0.22)
-------------------------------------------     ------             ------             ------           ------           ------
Total from investment operations                 $0.11              $0.37              $0.37            $0.62            $0.18
-------------------------------------------     ------             ------             ------           ------           ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                    $(0.30)            $(0.34)            $(0.34)          $(0.42)          $(0.39)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                --                 --              (0.05)           (0.00)+++           --
-------------------------------------------     ------             ------             ------           ------           ------
Total distributions declared to
shareholders                                    $(0.30)            $(0.34)            $(0.39)          $(0.42)          $(0.39)
-------------------------------------------     ------             ------             ------           ------           ------
Net asset value, end of period                   $6.68              $6.87              $6.84            $6.86            $6.66
-------------------------------------------     ------             ------             ------           ------           ------
Total return (%)(+)                               1.60               5.58               5.52             9.57             2.71
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                        0.75               0.75               0.80             0.82             0.86
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                       3.31               3.92               5.02             6.20             5.87
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                  43                 53                 53               58               74
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000
Omitted)                                      $509,115           $490,000           $293,435         $209,687         $115,752
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                      $0.22              $0.26              $0.34            $0.42               --
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                        0.82               0.80               0.85             0.85               --
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                       3.24               3.87               4.97             6.17               --
-------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.57%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.


FOR YEARS ENDED 4/30

CLASS B                                                 2004             2003            2002            2001             2000
Net asset value, beginning of period                   $6.84            $6.81           $6.83           $6.64            $6.85
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                             $0.17            $0.21           $0.29           $0.37            $0.34
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                          (0.11)            0.11            0.03            0.19            (0.21)
-------------------------------------------           ------           ------          ------          ------           ------
Total from investment operations                       $0.06            $0.32           $0.32           $0.56            $0.13
-------------------------------------------           ------           ------          ------          ------           ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                          $(0.24)          $(0.29)         $(0.29)         $(0.37)          $(0.34)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --               --           (0.05)          (0.00)+++           --
-------------------------------------------           ------           ------          ------          ------           ------
Total distributions declared to shareholders          $(0.24)          $(0.29)         $(0.34)         $(0.37)          $(0.34)
-------------------------------------------           ------           ------          ------          ------           ------
Net asset value, end of period                         $6.66            $6.84           $6.81           $6.83            $6.64
-------------------------------------------           ------           ------          ------          ------           ------
Total return (%)                                        0.95             4.76            4.73            8.61             1.91
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                              1.54             1.54            1.58            1.59             1.65
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             2.53             3.14            4.25            5.41             5.09
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        43               53              53              58               74
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)           $198,356         $244,736        $120,535         $77,012          $45,214
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                            $0.17            $0.21           $0.29           $0.37              $--
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                              1.61             1.59            1.63            1.63               --
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             2.46             3.09            4.20            5.37               --
-------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.57%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.


FOR YEARS ENDED 4/30

CLASS C                                                 2004             2003            2002            2001             2000
Net asset value, beginning of period                   $6.86            $6.83           $6.85           $6.66            $6.86
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                             $0.17            $0.20           $0.28           $0.36            $0.34
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                          (0.12)            0.11            0.03            0.19            (0.21)
-------------------------------------------           ------           ------          ------          ------           ------
Total from investment operations                       $0.05            $0.31           $0.31           $0.55            $0.13
-------------------------------------------           ------           ------          ------          ------           ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                          $(0.24)          $(0.28)         $(0.28)         $(0.36)          $(0.33)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --               --           (0.05)          (0.00)+++           --
-------------------------------------------           ------           ------          ------          ------           ------
Total distributions declared to shareholders          $(0.24)          $(0.28)         $(0.33)         $(0.36)          $(0.33)
-------------------------------------------           ------           ------          ------          ------           ------
Net asset value, end of period                         $6.67            $6.86           $6.83           $6.85            $6.66
-------------------------------------------           ------           ------          ------          ------           ------
Total return (%)                                        0.73             4.68            4.64            8.50             1.99
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                              1.60             1.60            1.65            1.67             1.71
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             2.45             3.01            4.12            5.33             5.03
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        43               53              53              58               74
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)           $209,163         $203,529         $72,888         $26,233          $22,825
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                            $0.16            $0.20           $0.27           $0.36              $--
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                              1.67             1.65            1.70            1.70               --
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             2.38             2.96            4.07            5.30               --
-------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.57%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.



                                                                       YEAR ENDED            PERIOD ENDED
CLASS R1                                                                 4/30/04               4/30/03*
Net asset value, beginning of period                                      $6.87                  $6.86
---------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                                $0.21                  $0.08
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                  (0.12)                  0.03
---------------------------------------------------------------------    ------                 ------
Total from investment operations                                          $0.09                  $0.11
---------------------------------------------------------------------    ------                 ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                             $(0.28)                $(0.10)
---------------------------------------------------------------------    ------                 ------
Net asset value, end of period                                            $6.68                  $6.87
---------------------------------------------------------------------    ------                 ------
Total return (%)                                                           1.34                   1.65++
---------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                                 1.00                   1.00+
---------------------------------------------------------------------------------------------------------
Net investment income                                                      3.06                   3.33+
---------------------------------------------------------------------------------------------------------
Portfolio turnover                                                           43                     53
---------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $736                    $85
---------------------------------------------------------------------------------------------------------

(S) The investment adviser and the distributor contractually waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                                     $0.20                  $0.07
---------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                                 1.17                   1.15+
---------------------------------------------------------------------------------------------------------
Net investment income                                                      2.89                   3.18+
---------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class R1, December 31, 2002, through April 30, 2003.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.


                                                                  PERIOD ENDED
                                                                       4/30/04*

CLASS R2

Net asset value, beginning of period                                     $6.77
-------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment income(S)                                                $0.09
-------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                         (0.05)
-------------------------------------------------------------------     ------
Total from investment operations                                         $0.04
-------------------------------------------------------------------     ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                            $(0.13)
-------------------------------------------------------------------     ------
Net asset value, end of period                                           $6.68
-------------------------------------------------------------------     ------
Total return (%)                                                          0.58++
-------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                                1.21+
-------------------------------------------------------------------------------
Net investment income                                                     2.70+
-------------------------------------------------------------------------------
Portfolio turnover                                                          43
-------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $98
-------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                    $0.09
-------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                1.38+
-------------------------------------------------------------------------------
Net investment income                                                     2.53+
-------------------------------------------------------------------------------

 * For the period from the inception of Class R2 shares, October 31, 2003, through April 30, 2004.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.



                                                                       YEAR ENDED            PERIOD ENDED
CLASS 529A                                                               4/30/04               4/30/03*
Net asset value, beginning of period                                      $6.87                  $6.80
---------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                                $0.20                  $0.15
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                  (0.11)                  0.16
---------------------------------------------------------------------    ------                 ------
Total from investment operations                                          $0.09                  $0.31
---------------------------------------------------------------------    ------                 ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                             $(0.28)                $(0.24)
---------------------------------------------------------------------    ------                 ------
Net asset value, end of period                                            $6.68                  $6.87
---------------------------------------------------------------------    ------                 ------
Total return (%)(+)                                                        1.28                   4.27++
---------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                                 1.10                   1.10+
---------------------------------------------------------------------------------------------------------
Net investment income                                                      2.97                   3.23+
---------------------------------------------------------------------------------------------------------
Portfolio turnover                                                           43                     53
---------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                $1,651                 $1,011
---------------------------------------------------------------------------------------------------------

(S) The investment adviser and the distributor contractually waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                                     $0.19                  $0.15
---------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                                 1.27                   1.25+
---------------------------------------------------------------------------------------------------------
Net investment income                                                      2.80                   3.08+
---------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529A shares, July 31, 2002, through April 30, 2003.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



                                                                       YEAR ENDED            PERIOD ENDED
CLASS 529B                                                               4/30/04               4/30/03*
Net asset value, beginning of period                                      $6.83                  $6.77
---------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                                $0.15                  $0.13
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                  (0.10)                  0.13
---------------------------------------------------------------------    ------                 ------
Total from investment operations                                          $0.05                  $0.26
---------------------------------------------------------------------    ------                 ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                             $(0.23)                $(0.20)
---------------------------------------------------------------------    ------                 ------
Net asset value, end of period                                            $6.65                  $6.83
---------------------------------------------------------------------    ------                 ------
Total return (%)                                                           0.68                   3.60++
---------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                                 1.82                   1.85+
---------------------------------------------------------------------------------------------------------
Net investment income                                                      2.24                   2.63+
---------------------------------------------------------------------------------------------------------
Portfolio turnover                                                           43                     53
---------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $718                   $524
---------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                                     $0.15                  $0.13
---------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                                 1.89                   1.90+
---------------------------------------------------------------------------------------------------------
Net investment income                                                      2.17                   2.58+
---------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class 529B shares, July 31, 2002, through April 30, 2003.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.



                                                                       YEAR ENDED            PERIOD ENDED
CLASS 529C                                                               4/30/04               4/30/03*
Net asset value, beginning of period                                      $6.86                  $6.79
---------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                                $0.15                  $0.12
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                  (0.11)                  0.15
---------------------------------------------------------------------    ------                 ------
Total from investment operations                                          $0.04                  $0.27
---------------------------------------------------------------------    ------                 ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                             $(0.23)                $(0.20)
---------------------------------------------------------------------    ------                 ------
Net asset value, end of period                                            $6.67                  $6.86
---------------------------------------------------------------------    ------                 ------
Total return (%)                                                           0.52                   3.70++
---------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                                 1.85                   1.85+
---------------------------------------------------------------------------------------------------------
Net investment income                                                      2.22                   2.51+
---------------------------------------------------------------------------------------------------------
Portfolio turnover                                                           43                     53
---------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                $1,432                   $734
---------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                                     $0.15                  $0.12
---------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                                 1.92                   1.90+
---------------------------------------------------------------------------------------------------------
Net investment income                                                      2.15                   2.46+
---------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class 529C shares, July 31, 2002, through April 30, 2003.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.


----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the fund may engage in the following principal and non-principal techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (x) mark. However, the fund may not use all these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the fund are also described together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................

                 x fund uses, or currently    -- permitted, but the fund does
    SYMBOLS        anticipates using             not currently anticipate using
    ---------------------------------------------------------------------------

    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                   x
        Corporate Asset-Backed Securities                           x
        Mortgage Pass-Through Securities                            x
        Stripped Mortgage-Backed Securities                         x
      Corporate Securities                                          x
      Loans and Other Direct Indebtedness                           --
      Lower Rated Bonds                                             --
      Municipal Bonds                                               x
      U.S. Government Securities                                    x
      Variable and Floating Rate Obligations                        x
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds      x
    Equity Securities                                               x
    Foreign Securities Exposure
      Brady Bonds                                                   x
      Depositary Receipts                                           --
      Dollar-Denominated Foreign Debt Securities                    x
      Emerging Markets                                              x
      Foreign Securities                                            --
    Forward Contracts                                               --
    Futures Contracts                                               x
    Indexed Securities/Structured Products                          x
    Inverse Floating Rate Obligations                               --
    Investment in Other Investment Companies
      Open-End Funds                                                x
      Closed-End Funds                                              x
    Lending of Portfolio Securities                                 x
    Leveraging Transactions
      Bank Borrowings                                               --
      Mortgage "Dollar-Roll" Transactions                           x
      Reverse Repurchase Agreements                                 --
    Options
      Options on Foreign Currencies                                 --
      Options on Futures Contracts                                  x
      Options on Securities                                         x
      Options on Stock Indices                                      --
      Reset Options                                                 --
      "Yield Curve" Options                                         --
    Repurchase Agreements                                           x
    Short Sales                                                     --
    Short Term Instruments                                          x
    Swaps and Related Derivative Instruments                        x
    Temporary Borrowings                                            x
    Temporary Defensive Positions                                   x
    "When-Issued" Securities                                        x

MFS(R) LIMITED MATURITY FUND


SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Limited Maturity Fund, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which it relates and (iii) identify the class and number of shares held by the shareholder.

IF YOU WANT MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated September 1, 2004, provides more detailed information about the fund and is incorporated into this prospectus by reference.


YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: http://www.mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

    The fund's Investment Company Act file number is 811-2464

                                                   ----------------------------
                                                   MFS(R) LIMITED MATURITY FUND
                                                   ----------------------------

                                                   SEPTEMBER 1, 2004

[logo]M F S(R)                                          STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                               INFORMATION

A SERIES OF MFS SERIES TRUST IX
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated September 1, 2004. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                                   MQL-SAI-9/04

STATEMENT OF ADDITIONAL INFORMATION
PART I
Part I of this SAI contains information that is particular to the Fund.

-----------------
TABLE OF CONTENTS
-----------------
                                                                         Page
I      Definitions ......................................................     3

II     Management of the Fund ...........................................     3

       The Fund .........................................................     3

       Trustees and Officers -- Identification and Background ...........     3

       Trustee Compensation and Committees ..............................     3

       Affiliated Service Provider Compensation .........................     3

III    Sales Charges and Distribution Plan Payments .....................     4

       Sales Charges ....................................................     4

       Distribution Plan  Payments ......................................     4

IV     Portfolio Transactions and Brokerage Commissions .................     4

V      Share Ownership ..................................................     4


VI     Investment Techniques, Practices, Risks and Restrictions .........     4


       Investment Techniques, Practices and Risks .......................     4

       Investment Restrictions ..........................................     4


VII    Tax Considerations ...............................................     4

VIII   Independent Registered Public Accounting Firm and Financial
       Statements .......................................................    4


       Appendix A -- Trustee Compensation and Committees.................   A-1

       Appendix B -- Affiliated Service Provider Compensation ...........   B-1

       Appendix C -- Sales Charges and Distribution Plan Payments .......   C-1

       Appendix D -- Portfolio Transactions and Brokerage Commissions ...   D-1

       Appendix E -- Share Ownership ....................................   E-1

I    DEFINITIONS
     "Trust" - MFS Series Trust IX, a Massachusetts business trust organized in 1985. The Trust was known as MFS Fixed Income Trust prior to January 18, 1995, and as Massachusetts Financial Bond Fund prior to January 7, 1992.

     "Fund" - MFS Limited Maturity Fund, a diversified series of the Trust. The Fund was known as MFS Quality Limited Maturity Fund prior to August 3, 1992.

     "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

     "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

     "MFSC" - MFS Service Center, Inc., a Delaware corporation.


     "Prospectus" - The Prospectus of the Fund, dated September 1, 2004, as amended or supplemented from time to time.


II   MANAGEMENT OF THE FUND

     THE FUND
     The Fund is a diversified series of the Trust. This means that, with respect to 75% of its total assets, the Fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if as a result more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government, its agencies or instrumentalities or to investments in other investment companies. The Trust is an open-end management investment company.

     TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
     The identification and background of the Trustees and officers of the Trust are set forth in Appendix E to Part II.

     TRUSTEE COMPENSATION AND COMMITTEES
     Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the committees of the Board of Trustees, is set forth in Appendix A of this Part I.

     AFFILIATED SERVICE PROVIDER COMPENSATION
     Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, to MFSC, for transfer agency services, and to MFD for program management services -- for certain specified periods is set forth in Appendix B to this Part I.


       In connection with their deliberations with regard to approval of the Fund's current investment advisory agreement with MFS, the Trustees, including the non-interested Trustees, considered such information and factors as they believe, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Fund. Such factors may vary somewhat from year to year. During the past year, such factors included the following:

       Nature, Quality, Cost and Extent of Services. The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Trustees also considered the nature and extent of certain other services MFS performs on the Fund's behalf, including the securities lending programs and MFS' interaction with third party service providers, principally custodians and sub-custodians.


       Investment Record and Comparative Performance Data. The Trustees reviewed the Fund's investment performance as well as the performance of a peer group of funds.

       Expenses. The Trustees considered the Fund's advisory fee and expense ratios and and the advisory fee and expense ratios of a peer group of funds. Additionally, the Trustees considered the fee waivers and expense reimbursements agreed to by MFS and whether these arrangements may be changed without approval by the Trustees.

       Economies of Scale. The Trustees considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale.

       Profitability. The Trustees considered the level of MFS' profits with respect to the management of the Fund, including a review of MFS' methodology in allocating its costs to the management of the Fund. The Trustees considered the profits realized by MFS in connection with the operation of the Fund and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Fund.

       Personnel and Industry Conditions. The Trustees considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.

       Other Benefits. Taking into account the risks assumed by MFS, the Trustees considered the character and amount of other benefits received by MFS from serving as adviser of the Fund and from providing certain administrative services to the Fund, and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Fund. The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services.

       The non-interested Trustees were assisted in this process by their own independent legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interest of the Fund and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

III  SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

     SALES CHARGES
     Sales charges paid in connection with the purchase and sale of Fund shares, for certain specified periods, are set forth in Appendix C to this Part I, together with the Fund's schedule of dealer reallowances.

     DISTRIBUTION PLAN PAYMENTS
     Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix C to this Part I.

IV   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
     Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix D to this Part I.


     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The value of securities purchased and the brokerage commissions paid by the Fund for research for its most recent fiscal year are set forth in Appendix D to this Part I. The Trustees (together with the Trustees of certain other MFS Funds) have directed the Adviser to allocate a total of $132,813 of commission business from certain MFS Funds (including the Fund) to Lynch, Jones & Ryan, Inc. as consideration for the annual renewal of certain publications provided by Lipper Inc. (which provide information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


V    SHARE OWNERSHIP
     Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix E to this Part I.


VI   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS


     INVESTMENT TECHNIQUES, PRACTICES AND RISKS
     The investment objective and principal investment policies of the Fund are described in the Prospectus.

       In pursuing its investment objective and investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI.


     INVESTMENT RESTRICTIONS
     The Fund has adopted certan investment restrictions which are described in Appendix F to Part II of this SAI.

VII  TAX CONSIDERATIONS
     For a discussion of tax considerations, see Part II.

VIII INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
     Deloitte & Touche LLP are the Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

       The Fund's Financial Statements and Financial Highlights for the year ended April 30, 2004 are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.

-------------------
PART I - APPENDIX A
-------------------

TRUSTEE COMPENSATION AND COMMITTEES

    The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Fund's Board of Trustees is set out below.

    TRUSTEE COMPENSATION TABLE
    ..........................................................................

                                                               TOTAL TRUSTEE
                                       TRUSTEE FEES           FEES FROM FUND
    TRUSTEE                            FROM FUND(1)         AND FUND COMPLEX(2)
    ----------------------------------------------------------------------------

    INTERESTED TRUSTEES
    Robert J. Manning(3)                    N/A                     N/A
    Robert L. Pozen(3)                      N/A                     N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                $1,912                 $196,868
    David H. Gunning(4)                   $  579                    N/A
    William R. Gutow                      $1,912                 $196,868
    J. Atwood Ives                        $1,999                 $207,969
    Amy B. Lane(4)                        $  579                    N/A
    Abby M. O'Neill(5)                    $1,297                 $189,682
    Lawrence T. Perera                    $1,993                 $206,858
    William J. Poorvu                     $1,993                 $207,969
    J. Dale Sherratt                      $1,970                 $196,868
    Elaine R. Smith                       $1,889                 $196,868
    Ward Smith(6)                         $1,961                 $206,324

    ----------------
    (1) For the fiscal year ended April 30, 2004.
    (2) Information provided is provided for calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 funds within the MFS funds complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Manning and Pozen became Trustees of the Fund on February 24, 2004.
    (4) Mr. Gunning and Ms. Lane became Trustees of the Fund effective January 27, 2004.
    (5) Ms. O'Neill retired as Trustee of the Fund on December 31, 2003.
    (6) Mr. Smith passed away on August 15, 2004.

COMMITTEES
...............................................................................................................................
                         NUMBER OF
                        MEETINGS IN
                           LAST
NAME OF COMMITTEE       FISCAL YEAR                 FUNCTIONS                                             MEMBERS(1)
------------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE            5             Provides oversight with respect to the accounting and       Ives*, Lane, Poorvu* and
                                         auditing procedures of the Fund and, among other things,    Sherratt*
                                         considers the selection of the independent accountants
                                         for the Fund and the scope of the audit, and considers
                                         the effect on the independence of those accountants of
                                         any non-audit services such accountants provide to the
                                         Fund and any audit or non-audit services such
                                         accountants provide to other MFS Funds, MFS and/or
                                         certain affiliates. The Committee is also responsible
                                         for the periodic review and approval of the Fund's
                                         custodial, transfer agency and administrative service
                                         fee arrangements, as well as for establishing procedures
                                         for the receipt, retention and treatment of complaints
                                         received by the Fund regarding accounting, internal
                                         accounting controls, or auditing matters and the
                                         confidential, anonymous submission of concerns regarding
                                         questionable Fund accounting matters by officers of the
                                         Fund and employees of the Fund's investment adviser,
                                         administrator, principal underwriter or any other
                                         provider of accounting-related services to the Fund.

COMPLIANCE AND             5             Responsible for oversight of the development and            Cohn*, Gunning*, Gutow*,
GOVERNANCE COMMITTEE                     implementation of the Fund's regulatory and fiduciary       Ives* (ex-officio member),
                                         compliance policies, procedures and practices under the     Lane and Sherratt*
                                         1940 Act and other applicable laws as well as oversight
                                         of compliance policies of the Fund's investment adviser
                                         and certain other service providers as they relate to
                                         Fund activities. The Fund's independent chief compliance
                                         officer, reports directly to the Committee and assists
                                         the Committee in carrying out its responsibilities. In
                                         addition, the Committee advises and makes
                                         recommendations to the Board on matters concerning
                                         Trustee practices and recommendations concerning the
                                         functions and duties of the committees of the Board.

CONTRACTS REVIEW           3             Requests, reviews and considers the information deemed      All non-interested Trustees
COMMITTEE                                reasonably necessary to evaluate the terms of the           of the Board (Cohn, Gutow,
                                         investment advisory and principal underwriting              Ives, O'Neill, Perera,
                                         agreements and the Plan of Distribution under rule 12b-1    Poorvu, Sherratt and
                                         that the Fund proposes to renew or continue, and to make    E. Smith
                                         its recommendations to the full Board of Trustees on
                                         these matters.

NOMINATION AND             5             Recommends qualified candidates to the Board in the         All non-interested Trustees
COMPENSATION                             event that a position is vacated or created. The            of the Board (Cohn, Gunning,
COMMITTEE                                Committee is also responsible for making recommendations    Gutow, Ives, Lane, Perera,
                                         to the Board regarding any necessary standards or           Poorvu, Sherratt and
                                         qualifications for service on the Board. The Committee      E. Smith)
                                         also reviews and makes recommendations to the Board
                                         regarding compensation for the non-interested Trustees.

PORTFOLIO TRADING AND      5             Oversees the policies, procedures, and practices of the     Cohn*, Gunning*, Gutow*,
MARKETING REVIEW                         Funds with respect to brokerage transactions involving      Ives* (ex-officio member),
COMMITTEE                                portfolio securities as those policies, procedures, and     Perera* and
                                         practices are carried out by MFS and its affiliates. The    E. Smith*
                                         Committee also oversees the administration of the Funds'
                                         proxy voting policies and procedures by MFS. In
                                         addition, the Committee receives reports from MFS
                                         regarding the policies, procedures, and practices of MFS
                                         and its affiliates in connection with their marketing
                                         and distribution of shares of the Funds.

PRICING COMMITTEE          2             Oversees the determination of the value of the portfolio    Ives* (ex-officio member)*,
                                         securities and other assets held by the Fund and            Manning, Perera*, Poorvu*
                                         determines or causes to be determined the fair value of     and E. Smith*
                                         securities and assets for which market quotations are
                                         not "readily available" in accordance with the 1940 Act.
                                         The Committee delegates primary responsibility for
                                         carrying out these functions to MFS and MFS' internal
                                         valuation committee pursuant to pricing policies and
                                         procedures approved by the Committee and adopted by the
                                         full Board, which include methodologies to be followed
                                         by MFS to determine the fair values of portfolio
                                         securities and other assets held by the Fund for which
                                         market quotations are not readily available. The
                                         Committee meets periodically with the members of MFS'
                                         internal valuation committee to review and assess the
                                         quality of fair valuation and other pricing
                                         determinations made pursuant to the Fund's pricing
                                         policies and procedures, and to review and assess the
                                         policies and procedures themselves. The Committee also
                                         exercises the responsibilities of the Board under the
                                         Amortized Cost Valuation Procedures approved by the
                                         Board on behalf of each Fund which holds itself out as a
                                         "money market fund" in accordance with Rule 2a-7 under
                                         the 1940 Act.

-----------------------------------------------------------------------------------------------------------------------------
(1) The Trustees' Identification and Background are set forth in Appendix E to Part II.
  * Non-interested or independent Trustees.

-------------------
PART I - APPENDIX B
-------------------

AFFILIATED SERVICE PROVIDER COMPENSATION
...................................................................................................................................

The Fund paid compensation to its affiliated service providers over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix C.

                   PAID TO              PAID TO MFS     PAID TO MFS                              PAID TO MFD           AGGREGATE
                   MFS FOR     AMOUNT   FOR GENERAL    FOR CLASS R2     PAID TO MFSC    AMOUNT  FOR PROGRAM   AMOUNT AMOUNT PAID TO
                   ADVISORY    WAIVED  ADMINISTRATIVE ADMINISTRATIVE    FOR TRANSFER    WAIVED  MANAGEMENT    WAIVED   MFS, MFSC
FISCAL YEAR ENDED  SERVICES    BY MFS     SERVICES     SERVICES(1)*   AGENCY SERVICES** BY MFSC  SERVICES(2)  BY MFD    AND MFD
----------------------------------------------------------------------------------------------------------------------------------
April 30, 2004    $3,432,541  $681,289    $94,644          $102          $1,123,781       $0       $7,592      N/A    $4,658,660
April 30, 2003     2,586,359   368,829     70,332           N/A             746,771        0        1,738(2)   N/A     3,405,200
April 30, 2002     1,350,726   193,572     42,539           N/A             385,922        0        N/A        N/A     1,779,187

    ----------------
(1) Payment solely from assets attributable to class R2 shares.
  * For the period from the initial public offering of class R2 shares on October 31, 2003.
 ** In addition to the fees disclosed, the Fund paid certain out-of-pocket expenses incurred by MFSC.
(2) Program management services are only rendered by MFD with respect to the 529 share classes, and payment for these services is allocated solely to those share classes. In addition to the fees disclosed, the Fund paid certain out-of-pocket expenses incurred by MFSC.
(3) For the period from the initial public offering of 529 share classes and Class R1 shares on July 31, 2002 and December 31,
    2002, respectively.

-------------------
PART I - APPENDIX C
-------------------

    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

    SALES CHARGES
    ...............................................................................................................................

    The following sales charges were paid during the specified periods:

                                CLASS A INITIAL SALES CHARGES:                          CDSC PAID TO MFD ON:
                                           RETAINED     REALLOWED    CLASS A      CLASS B     CLASS C     CLASS 529B   CLASS 529C
    FISCAL YEAR END            TOTAL        BY MFD      TO DEALERS    SHARES       SHARES      SHARES       SHARES       SHARES
    ------------------------------------------------------------------------------------------------------------------------------
    April 30, 2004            $1,443,887     $105,590    $1,338,297     $74,007    $743,020    $394,157      $77           $50
    April 30, 2003             1,198,516      137,518     1,060,998      73,283     624,232      89,074      N/A           N/A
    April 30, 2002               711,449       74,415       637,034     122,272     220,869      28,596      N/A           N/A

                                                  CLASS 529A INITIAL SALES CHARGES:
                                                              RETAINED     REALLOWED
    FISCAL YEAR END                               TOTAL        BY MFD      TO DEALERS
    --------------------------------------------------------------------------------
    April 30, 2004                                  $23,268       $2,488     $20,780
    April 30, 2003*                                  17,685        1,922      15,763

    ----------------
    * For the period from the initial public offering of the 529 share classes on July 31, 2002.


    DEALER REALLOWANCES
    ...............................................................................................................................
    As shown above, MFD pays (or "reallows") a portion of the Class A and Class 529A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A and Class 529A shares' offering price is:

                                                                    DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                                             PERCENT OF OFFERING PRICE
    ------------------------------------------------------------------------------------------
        Less than $50,000                                                    2.25%
        $50,000 but less than $100,000                                       2.00%
        $100,000 but less than $250,000                                      1.75%
        $250,000 but less than $500,000                                      1.50%
        $500,000 but less than $1,000,000                                    1.25%
        $1,000,000 or more                                                   None*

    ----------------
    *A CDSC will apply to such purchase for class A shares only.

    DISTRIBUTION PLAN PAYMENTS
    ...............................................................................................................................

    During the fiscal year ended April 30, 2004, the Fund made the following Distribution Plan payments:

                                                           AMOUNT OF DISTRIBUTION AND SERVICE FEES:
    CLASS OF SHARES                                PAID BY FUND        RETAINED BY MFD       PAID TO DEALERS
    ----------------------------------------------------------------------------------------------------------
    Class A Shares                                  $  778,086            $   20,398            $  757,688
    Class B Shares                                   2,126,841             1,701,777               425,064
    Class C Shares                                   2,230,846                   626             2,230,220
    Class R1 Shares                                      2,288                 1,172                 1,116
    Class R2 Shares*                                       204                   152                    52
    Class 529A Shares                                    4,613                 1,345                 3,268
    Class 529B Shares                                    6,359                 4,917                 1,442
    Class 529C Shares                                   10,648                 8,021                 2,627

    ----------------
    *For the period from the initial public offering of Class R2 shares on October 31, 2003.

    Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of
    Fund shares and to cover MFD's distribution and shareholder servicing costs.

-------------------
PART I - APPENDIX D
-------------------

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ..........................................................................

    The following brokerage commissions were paid by the Fund during the specified time periods:


                                                         BROKERAGE COMMISSIONS
    FISCAL YEAR END                                           PAID BY FUND
    ---------------------------------------------------------------------------
    April 30, 2004                                                 $0
    April 30, 2003                                                  0
    April 30, 2002                                                  0

    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ..........................................................................

    During the fiscal year ended April 30, 2004, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of April 30, 2004:

                                                      VALUE OF SECURITIES
    BROKER-DEALER                                     AS OF APRIL 30, 2004
    ---------------------------------------------------------------------------
    Morgan Stanley & Co., Inc.                            $20,918,057
    Merrill Lynch & Co., Inc.                               9,879,749
    Credit Suisse                                           9,485,799
    JP Morgan Chase & Co.                                   7,440,092
    Goldman Sachs Group, Inc.                               5,979,836
    Citigroup, Inc.                                         4,992,355
    Abbey National PLC                                      4,330,380

    TRANSACTIONS FOR RESEARCH SERVICES
    ..........................................................................

    During the fiscal year ended April 30, 2004, the dollar amount of transactions for research services and commissions paid on transactions for research services by the Fund were as follows:

    DOLLAR AMOUNT                                       COMMISSIONS PAID
    OF TRANSACTIONS                                     ON TRANSACTIONS
    FOR RESEARCH SERVICES                            FOR RESEARCH SERVICES
    ---------------------------------------------------------------------------
    None                                                      None

-------------------
PART I - APPENDIX E
-------------------

SHARE OWNERSHIP


OWNERSHIP BY TRUSTEES AND OFFICERS
As of July 31, 2004, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares, not including 141,746.7166 Class I shares of the Fund (which represent approximately 1.07% of the outstanding Class I shares of the Fund) owned of record by certain employee benefit plans of MFS.

  The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by the current Trustees, as of December 31, 2003.

  The following dollar ranges apply:

    N. None
    A. $1 - $10,000
    B. $10,001 - $50,000
    C. $50,001 - $100,000
    D. Over $100,000

                                                               AGGREGATE DOLLAR
                                                               RANGE OF EQUITY
                                                               SECURITIES IN ALL
                                 DOLLAR RANGE OF EQUITY       MFS FUNDS OVERSEEN
    NAME OF TRUSTEE                SECURITIES IN FUND             BY TRUSTEE
    ----------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning(1)                  N                          D
    Robert C. Pozen(1)                    N(2)                       D(2)

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                N                          D
    David H. Gunning(3)                   N(2)                       C(2)
    William R. Gutow                      N                          D
    J. Atwood Ives                        D                          D
    Amy B. Lane(3)                        N(2)                       N(2)
    Lawrence T. Perera                    N                          D
    William J. Poorvu                     N                          D
    J. Dale Sherratt                      B                          D
    Elaine R. Smith                       B                          D

    ----------------
    (1) Messrs. Manning and Pozen became Trustees of the Fund on February 24, 2004.
    (2) As of March 31, 2004.
    (3) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27,
        2004.

25% OR GREATER OWNERSHIP

    The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of July 31, 2004, and are therefore presumed to control the Fund. All holdings are of record unless indicated otherwise.

                                             JURISDICTION OF
                                              ORGANIZATION          PERCENTAGE
    NAME AND ADDRESS OF INVESTOR              (IF A COMPANY)         OWNERSHIP
    --------------------------------------------------------------------------
          None

    5% OR GREATER OWNERSHIP OF SHARE CLASS

    The following table identifies those investors who own 5% or more of any class of the Fund's shares as of July 31, 2004. All holdings are of record uness indicated otherwise.

    NAME AND ADDRESS OF INVESTOR                            PERCENTAGE OWNERSHIP
    ............................................................................

    Merrill Lynch, Pierce Fenner & Smith, Inc.                  8.32% of class A
    for the Sole Benefit of its Customers                      12.07% of class B
    4800 Deer Lake Drive E                                     33.19% of class C
    Jacksonville, FL 32246-6484
    ............................................................................

    Pottstown Medical Specialists Inc.                        16.19% of class R1
    1264 Thomas Oakes Drive
    Pottstown, PA 19465-7278
    ............................................................................

    Cutler, Goldmeier, Jacobs, Levinson, Piper, Spears,
      Warren TTSS                                              9.46% of class R1
    Digestive Health Consultants PLC PS
    6797 Shadwood Drive
    West Bloomfield, MI 48322-3297
    ............................................................................

    Deluca-Hoffman Assoc. Inc.                                 5.64% of class R1
    355 Ludlow Street
    Portland, ME 04102-1528
    ............................................................................

    Heritage Trust                                              6.29% of class R
    c/o MFS Investment Management
    Attn: Chris Giorgi
    500 Boylston St.
    Boston, MA 02116-3741
    ............................................................................

    State Street Bank and Trust Company                        98.92% of class I
    801 Pennsylvania Avenue
    Kansas City, MO 64105-1307
    ............................................................................

    MFS 529 Savings Plan                                      100% of class 529A
    500 Boylston Street                                       100% of class 529B
    Boston, MA 02116-3740                                     100% of class 529C
    ............................................................................

STATEMENT OF ADDITIONAL INFORMATION
PART II


Part II of this SAI, updated through July 1, 2004, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


-----------------
TABLE OF CONTENTS
-----------------

                                                                          PAGE
I    Management of the Fund ...............................................    1
     Trustees/Officers ....................................................    1
     Investment Adviser ...................................................    1
     Administrator ........................................................    2
     Custodian ............................................................    2
     Shareholder Servicing Agent ..........................................    3
     Distributor ..........................................................    3
     Program Manager ......................................................    3
     Code of Ethics .......................................................    3
II   Principal Share Characteristics ......................................    3
     Class A, Class 529A and Class J Shares ...............................    3
     Class B, Class 529B, Class C, Class 529C, Class R1, Class R2
     and Class I Shares ...................................................    4
     Waiver of Sales Charges ..............................................    4
     Financial Adviser Commissions and Concessions ........................    4
     General ..............................................................    4
III  Distribution Plan ....................................................    5
     Features Common to Each Class of Shares ..............................    5
     Features Unique to Each Class of Shares ..............................    6
IV   Investment Techniques, Practices, Risks and Restrictions..............    7
V    Net Income and Distributions .........................................    7
     Money Market Funds ...................................................    7
     Other Funds ..........................................................    7
VI   Tax Considerations ...................................................    7
     Taxation of the Fund .................................................    8
     Taxation of Shareholders .............................................    8
     Special Rules for Municipal Fund Distributions .......................   10
     Special Considerations for 529 Share Classes .........................   11
VII  Portfolio Transactions and Brokerage Commissions .....................   12
VIII Determination of Net Asset Value .....................................   13
     Money Market Funds ...................................................   13
     Other Funds ..........................................................   13
IX   Shareholder Services .................................................   13
     Investment and Withdrawal Programs ...................................   13
     Exchange Privilege ...................................................   16
     Tax-Deferred Retirement Plans ........................................   17
     Qualified Tuition Programs ...........................................   18
     Information Available to Shareholders ................................   18
X    Description of Shares, Voting Rights and Liabilities .................   18
     Appendix A -- Waivers of Sales Charges ...............................  A-1
     Appendix B -- Financial Adviser Commissions and Concessions ..........  B-1
     Appendix C -- Investment Techniques, Practices and Risks .............  C-1
     Appendix D -- Description of Bond Ratings ............................  D-1
     Appendix E -- Trustees and Officers -- Identification and Background .  E-1
     Appendix F -- Investment Restrictions ................................  F-1
     Appendix G -- Proxy Voting Policies and Procedures ...................  G-1

I     MANAGEMENT OF THE FUND

      TRUSTEES/OFFICERS
      BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.


      TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred retirement benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


        Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

      INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

      INVESTMENT ADVISER
      The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (an insurance company).


      INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.


        The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

        The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

        The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

        The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.


        The Adviser is free to render investment and/or other services to others. Whenever the Fund and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause the Fund to pay a financial adviser a higher commission than another financial adviser might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the financial adviser. For more information about the Fund's investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.


      ADMINISTRATOR

      MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets. Until March 31, 2004, each Fund paid MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                      0.0175%
        Next $2.5 billion                     0.0130%
        Next $2.5 billion                     0.0005%
        In excess of $7 billion               0.0000%

        Effective April 1, 2004, each Fund pays MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                      0.01120%
        Next $2.5 billion                     0.00832%
        Next $2.5 billion                     0.00032%
        In excess of $7 billion               0.00000%

        In addition, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.


      CUSTODIAN

      State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

      SHAREHOLDER SERVICING AGENT
      MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designed to achieve a target pre-tax annual profit margin of 10% (with a minimum and maximum pre-tax annual profit margin of 8% and 12%, respectively). Taking into account this goal, each Fund pays MFSC a fee based on its average daily net assets equal to:
      0.11% for the period from January 1, 2004 through March 31, 2004; 0.10% for the period from April 1, 2004 through June 30, 2004; and 0.0861% for the period from July 1, 2004 through December 31, 2004. Thereafter, the fee will be established upon agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

        In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide recordkeeping, reporting, processing, and other shareholder services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party.

        MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

      DISTRIBUTOR

      MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

      PROGRAM MANAGER
      MFD serves as program manager for a qualified tuition program under
      Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs.

      CODE OF ETHICS

      The Fund and its Adviser and Distributor have each adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the Securities and Exchange Commission (the "SEC"). The code can be reviewed and copied at the:

           Public Reference Room
           Securities and Exchange Commission
           Washington, D.C. 20549-0102

      Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The code also is available on the EDGAR Database on the Commission's internet website at http:// www.sec.gov, and copies of the code may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II    PRINCIPAL SHARE CHARACTERISTICS


      Set forth below is a description of Class A, 529A, B, 529B, C, 529C, R1, R2, I and J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.


        The term "financial adviser" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.


      CLASS A, CLASS 529A AND CLASS J SHARES

      MFD acts as a distributor in selling Class A, 529A and J shares of the Fund to financial advisers. The public offering price of Class A, 529A and J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, 529A and J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

        In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:


      o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

          > the plan had established an account with MFSC; and

          > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

              + The employer had at least 25 employees; or

              + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;


          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

          > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investments in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

          > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

          > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
            PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if


          > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

          > The plan records are maintained on a pooled basis by MFSC; and

          > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


      CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R1, CLASS R2, AND CLASS I SHARES

      MFD acts as distributor in selling Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

      WAIVER OF SALES CHARGES

      In certain circumstances, the initial sales charge imposed upon purchases of Class A and 529A shares and the CDSC imposed upon redemptions of Class A, B, C, 529B and 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.

      FINANCIAL ADVISER COMMISSIONS AND CONCESSIONS
      MFD pays commissions and provides concessions to financial advisers that sell Fund shares. These financial adviser commissions and concessions are described in Appendix B of this Part II.


      GENERAL

      Neither MFD nor financial advisers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial advisers. MFD may benefit from its temporary holding of funds paid to it by financial advisers for the purchase of Fund shares.


III   DISTRIBUTION PLAN


      RULE 12B-1 PLAN
      The Trustees have adopted a Distribution Plan for Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R1, Class R2, and Class J shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.


        The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.

        In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

      FEATURES COMMON TO EACH CLASS OF SHARES
      There are features of the Distribution Plan that are common to each Class of shares, as described below.


      SERVICE FEES -- The Distribution Plan provides that the Fund may pay
      MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate financial advisers which enter into an agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the financial adviser with respect to shares of the Designated Class owned by investors for whom such financial adviser is the financial adviser or holder of record or for whom the financial adviser provides such services. MFD may from time to time reduce the amount of the service fees paid to financial advisers. Financial advisers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no financial adviser of record, for which payment of the service fee to financial advisers has been reduced, or for which qualification standards have not been met.

      DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to financial advisers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.


      OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

        The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

      FEATURES UNIQUE TO EACH CLASS OF SHARES
      There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.


      CLASS A AND CLASS 529A SHARES -- Class A and 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial adviser making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial adviser also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial advisers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution- related expenses or other distribution-related expenses.

      CLASS B AND CLASS 529B SHARES -- Class B and 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial advisers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial advisers become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

        Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial advisers upon purchase of Class B and 529B shares).

      CLASS C AND CLASS 529C SHARES -- Class C and 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial advisers of up to 1.00% of the purchase price of Class C or 529C shares purchased through financial advisers at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial advisers, MFD will retain the 1.00% per annum Class C or 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial advisers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

        This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial advisers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial advisers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or 529C shares, respectively.

      CLASS R1 AND CLASS R2 SHARES -- Class R1 and R2 shares are offered at net asset value without an initial sales charge or CDSC. Class R1 and R2 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay an up front commission from the Class R1 and R2 distribution fee and may pay the ongoing service fee to the financial adviser making the sale or providing certain services to the retirement plan.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R1 and R2 shares, respectively. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.50% per annum of the average daily net assets of the Fund attributable to Class R1 and R2 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

      CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial adviser making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial adviser also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.


IV    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V     NET INCOME AND DISTRIBUTIONS

      MONEY MARKET FUNDS
      The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

        For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

        Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

        It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

      OTHER FUNDS
      Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI    TAX CONSIDERATIONS

      The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

      TAXATION OF THE FUND
      FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its investment company taxable income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

      MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

      TAXATION OF SHAREHOLDERS

      TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Certain distributions of ordinary dividends to a non-corporate shareholder of the Fund may qualify as "qualified dividend income," provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections (described below). Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the Fund. If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, consists of "qualified dividend income," the Fund may designate, and the Fund's non-corporate shareholders may then treat, all of those distributions as "qualified dividend income" if the shareholders satisfy certain holding period requirements and refrain from making certain elections. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. Stock is considered readily tradable on an established U.S. securities market if that stock, or an American Depository Receipt (an ADR) with respect to that stock, is listed on certain securities exchanges or on the Nasdaq Stock Market. "Passive foreign investment companies," "foreign personal holding companies" and "foreign investment companies" will not be treated as "qualified foreign corporations" for these purposes.

        In order for some portion of the dividends received by a shareholder of the Fund to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.


        Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.


        Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.


        Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

      DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

      DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

      U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

      BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

      FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

      STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.


      CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
      Section 514(b). If a charitable remainder trust (as defined in Code
      Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.


      OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. These special rules may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

      FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

        If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

      SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
      The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

      TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.


      TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.


      CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED
      TAX- EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

      CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

      CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

      STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
      The following special considerations apply specifically to the ownership of a Fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.

        The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

        Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

      TAX SHELTER REPORTING -- Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII   PORTFOLIO TRANSACTIONS AND

      BROKERAGE COMMISSIONS
      Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.


        In connection with the selection of brokers or dealers, and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

        In the case of securities traded in the over-the-counter market, the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution may be available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are in effect recaptured by the MFS Funds.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms or either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.


        Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage and research services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing such brokerage and research services.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).


        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund and the Adviser's other clients.

        The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid, by an amount which cannot be currently determined. The Research received is useful and of value to the Adviser in serving both the Fund and other clients of the Adviser. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


        In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


        Certain Funds have entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of State Street Bank and Trust Company, one of the Fund's Custodians, under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Funds, including the Funds' custodian fees. In addition, the Funds' have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent.

        In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


VIII  DETERMINATION OF NET ASSET VALUE


      The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. The MFS Government Money Market Fund also determines its net asset value as of 8:30 a.m. Eastern time on each day the Exchange is open for business.


      MONEY MARKET FUNDS

      Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees of such Fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments that the Adviser under the supervision of the Fund's Board of Trustees determines present minimal credit risks, and that are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Fund's Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees that oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist that may result in a material dilution or other unfair result to investors or existing shareholders, it may take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.


      OTHER FUNDS

      The following valuation techniques apply to each MFS Fund that is not a money market fund.

        Equity securities held by a Fund are valued at their market value when market quotations are readily available. Debt securities held by a Fund are valued based on information furnished by an independent pricing service or readily available market quotations. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.


IX    SHAREHOLDER SERVICES

      INVESTMENT AND WITHDRAWAL PROGRAMS

      The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial adviser or if your investment in the Fund is made through a retirement plan or 529 tuition program.

      LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The gross amount of the shareholder's investment (which includes the amount of the sales charge paid) will apply towards the Letter of Intent commitment. Shareholders may combine certain accounts of a spouse (or legal equivalent under state law) and their children under the age of 21 for purposes of meeting this commitment amount. Accounts eligible for linking under the Letter of Intent include individual accounts, joint accounts, bona fide trusts where the shareholder, spouse or child under 21 is grantor, MFS 529 College Savings Plan accounts, single-participant retirement plan accounts and accounts held in the name of a financial adviser (excluding accounts held in omnibus arrangements); provided, however, that your financial adviser must inform MFSC when to combine eligible accounts held in its name with accounts held with MFSC in your name directly. The shareholder or his or her financial adviser must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months (or 36 months in the case of purchases of Class A shares of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, the shareholder will pay the increased amount of the sales charge as described in the Prospectus. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the financial adviser stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


        Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

        If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


      RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A or 529A shares when the shareholder's new investment, together with the current offering price value of all holdings of Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares of that shareholder, including the shareholder's spouse (or legal equivalent under state law) and children under 21, in the MFS Funds or MFS Fixed Fund reaches a discount level; provided, however, that non-omnibus accounts held in the name of a financial adviser may not be aggregated with individual shareholder accounts for purposes of the Right of Accumulation discount unless the financial adviser informs MFSC when to combine certain eligible accounts. See "Description of Share Classes" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide his or her financial adviser or MFSC (or the shareholder's financial adviser must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made, which may include account statements of accounts held at other financial advisers.


      SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this provilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


      DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


      SYSTEMATIC WITHDRAWAL PLAN -- Except with respect to the 529 share classes, a shareholder may direct MFSC to send the shareholder (or anyone the shareholder designates) regular periodic payments based upon the value of the shareholder's account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


      INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of the shareholder's financial adviser must be included with each investment.

      GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or 529A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the financial adviser to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial adviser, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


      AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


        Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial adviser or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.


        A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

      REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge). For shareholders who exercise this privilege after redeeming Class A, Class C or Class 529C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new Class A, Class C or Class 529C shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares redeemed.

        Shareholders who redeem Class B or Class 529B shares and then exercise their 90-day reinstatement privilege may reinvest their redemption proceeds in Class A or Class 529A shares, in which case the Class A or Class 529A shares purchased will not be subject to a front-end sales charge or a CDSC, but if you paid a CDSC when you redeemed your Class B or Class 529B shares, your account will not be credited with the CDSC you paid.

        In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

      EXCHANGE PRIVILEGE
      Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.


      EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares. For exchanges into and from the MFS Government Money Market Fund, the net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m.) will be used (as opposed to the net asset value determined as of 8:30 a.m.).


      EXCHANGES INVOLVING AN MFS MONEY MARKET FUND -- Class A, I, 529A, R1 and R2 shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

      EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, C, R1 and R2 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, C, R1 and R2 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privilege). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, 529B or 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under
      Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.


      GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial adviser or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of participants in MFS Serviced Plans) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses). Financial advisers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile or electronic means subject to the requirements set forth above.

        Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial advisers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.


        Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

      TAX-DEFERRED RETIREMENT PLANS

      Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through financial advisers, plans and/or custody agreements, the following:


        o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

        o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

        o Simplified Employee Pension (SEP-IRA) Plans;

        o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

        o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

        o Certain other qualified pension and profit-sharing plans.


        The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.


        An investor should consult with his or her tax adviser before establishing any of the tax-deferred retirement plans described above.

        For those Funds that do not offer Class R1 and R2 shares, Class C shares are not generally available (subject to policies adopted by MFD from time to time) for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). See the Fund's prospectus for details.


        MFS and its affiliates provide recordkeeping services to MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer the following share classes to MFS Serviced Plans based upon the following investment thresholds:

      PLAN INVESTMENTS                              AVAILABLE SHARE CLASS
      ----------------                              ---------------------

      Between $0 and $1 million                     Class C shares
      Between $1 million and $10 million            Class R1, R2 shares
      Over $10 million                              Class A shares

        Plan assets are determined at the time of purchase, either alone or in aggregate with other plans maintained with the MFS Funds by the same plan sponsor, and must be at the time of investment, or within a reasonable period of time, as determined by MFD in its sole discretion, within the applicable asset thresholds described above. MFS may waive or change these criteria from time to time at its discretion.

        Purchases of Class R1 shares by retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement (these other plans being referred to as "Investment Only Plans") are generally subject to a minimum investment amount of $1 million. Class R2 shares are not available for sale to Investment Only Plans.

      QUALIFIED TUITION PROGRAMS

      Class 529A, 529B and 529C shares are only offered in conjunction with qualified tuition programs established in accordance with Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, 529B or 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.

      INFORMATION AVAILABLE TO SHAREHOLDERS
      The Fund will make available to shareholders, upon reasonable request, information on its portfolio holdings and capital gain and loss positions in accordance with its operating policies concerning the release of such information, which may be changed at any time at the discretion of the Fund without notice to shareholders.

X     DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

        Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

        Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

        The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

        The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

        Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

        The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

        The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

        The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
1.   WAIVERS  FOR  PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE
     FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES
     ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------

     A. 401(a) PLANS AND ESP PLANS**

-----------------------------------------------------------------------------------------------------------------------------------
     o To the extent that redemption proceeds are used to pay expenses (or certain                         x         x         x
       participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees).

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares purchased or redeemed representing transfers from, or transfers to, plan           x         x         x         x
       investments other than the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired pursuant to repayments by retirement plan participants of loans from      x         x         x         x
       401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------

     o By a retirement plan which established an account with MFSC between July 1, 1996 and                          x
       December 31, 1998.

-----------------------------------------------------------------------------------------------------------------------------------
     o By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper                         x
       Plus product and which established its account with MFSC on or after January 1, 1999
       (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998 and before December 31, 2002). A plan with a pre- existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers from a single account maintained for a 401(a) Plan to multiple accounts                   x         x         x
       maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
     B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     o All MFS Serviced Plans.                                                                                                 x
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers due to the eligibility of an MFS Serviced Plan to move its investment into a    x         x         x         x
       new share class because its Plan asset size has met certain eligibility criteria established from time to time by MFD.
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfer to rollover IRA from an MFS Serviced Plan.                                       x                             x
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes  corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

-----------------------------------------------------------------------------------------------------------------------------------
     o Reinvestment of Redemption Proceeds from Class B Shares                                   x         x

         > Shares acquired by a retirement plan whose account application was received by
           MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the
           MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

         > Shares acquired by a retirement plan whose account application was received by
           MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.

-----------------------------------------------------------------------------------------------------------------------------------
2.   WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
     A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     o Where the retirement plan and/or sponsoring organization demonstrates to the              x         x
       satisfaction of, and certifies to, MFSC that the retirement plan (or multiple plans maintained by the same plan sponsor) has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more (applies only when the certification was received by MFSC on or prior to March
       30, 2001) or $1,000,000 or more (applies only when the certification is received by
       MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS
       Funds and aggregate assets of at least $10 million; provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or
       (b) with respect to plans which establish an account with MFSC prior to November 1,
       1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.
-----------------------------------------------------------------------------------------------------------------------------------
3.   WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     o Death, disability or retirement of 401(a) or ESP Plan participant, or death or                      x         x         x
       disability of IRA owner, SRO Plan Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
     o Eligible participant distributions, such as distributions due to death, disability,                 x         x         x
       financial hardship, retirement and termination of employment from nonqualified deferred compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
     o Loan from 401(a) or ESP Plan.                                                                       x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as                  x         x         x
       amended from time to time) for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------

     o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a                  x         x         x
       termination of the Plan).

-----------------------------------------------------------------------------------------------------------------------------------
     o Tax-free return of excess 401(a) Plan, ESP Plan or IRA contributions.                               x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of              x         x         x
       the MFS Funds for more than 10 years from the later to occur of (i) January 1, 1993 or
       (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the
       MFS Funds. The sales charges will be waived in the case of a redemption of all of the
       401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or
       ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the
       MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS
       Funds, in which case the sales charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------

     o Distributions made on or after the IRA owner, ESP participant, SRO Plan participant or              x
       401(a) Plan participant has attained the age of 591/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
     o Certain involuntary redemptions and redemptions in connection with certain automatic                x         x         x
       withdrawals from a 401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
     o Distributions made on or after the IRA owner or the 401(a), ESP, SRO or SAR-SEP Plan                x         x         x
       participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

-----------------------------------------------------------------------------------------------------------------------------------
     B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers to an IRA rollover account where any sales charges with respect to the                    x         x         x
       shares being reregistered would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
     C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

     o Shares acquired by retirement plans or trust accounts whose third party administrators    x         x
       or financial advisers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

-----------------------------------------------------------------------------------------------------------------------------------
     D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by an IRA owner if: (i) the purchase represents the timely rollover of    x         x
       distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
-----------------------------------------------------------------------------------------------------------------------------------
4.   WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
     A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired on behalf of a group, association or employer sponsored plan, pursuant    x         x         x         x
       to guidelines created by MFD from time to time.
-----------------------------------------------------------------------------------------------------------------------------------
     B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, B AND C SHARES
-----------------------------------------------------------------------------------------------------------------------------------
     o The initial sales charge imposed on purchases of Class 529 shares, and the CDSC           x         x         x         x
       imposed on certain redemptions of Class A, B and C shares, are waived where Class
       529A, 529B and 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, B and C shares, respectively, of the same Fund; provided however, that any applicable CDSC liability on the Class B or C shares redeemed will carry over to the Class 529B or 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or 529C shares will be measured from the date of original purchase of the Class B or C shares redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
     C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by 529 tuition programs whose sponsors or administrators have entered     x         x
       into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
     D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed where the redemption proceeds are used to pay for qualified higher                  x         x         x
       education expenses, which may include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.
-----------------------------------------------------------------------------------------------------------------------------------
     E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed where the account beneficiary has received a scholarship, up to the                 x         x         x
       amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
     F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on account of the death of the 529 plan account beneficiary if the                            x         x
       shares were held solely for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
5.   OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired through dividend or capital gain reinvestment.                            x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by automatic reinvestment of distributions of dividends and capital       x         x         x         x
       gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------

     B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by officers, eligible directors, employees (including retired             x         x         x         x
       employees) and agents of MFS, Sun Life or any of their subsidiary companies.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by trustees and retired trustees of any investment company for which      x         x         x         x
       MFD serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by employees, directors, partners, officers and trustees of any           x         x         x         x
       sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------

     o Shares acquired by employees or registered representatives of financial advisers.         x         x         x         x

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by certain family members of any such individual identified above and     x         x         x         x
       their spouses or domestic partners, and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.       x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's                 x         x         x
       account.
-----------------------------------------------------------------------------------------------------------------------------------
     D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by certain bank trust departments or law firms acting as trustee or       x         x
       manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
     E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
     o The initial sales charge imposed on purchases of Class A shares and the contingent        x         x
       deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS
       Funds.
-----------------------------------------------------------------------------------------------------------------------------------
     F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
     o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per                         x         x
       year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.
-----------------------------------------------------------------------------------------------------------------------------------
     G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on the account of the death of the account owner (e.g., shares                                x         x
       redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
     H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on account of the disability of the account owner if shares are held                          x         x
       either solely or jointly in the disabled individual's name in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
     I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by investments through certain dealers (including registered              x         x
       investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket"
       account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
     J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by insurance company separate accounts.                                   x         x
-----------------------------------------------------------------------------------------------------------------------------------
     K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed from TA Plans or bank trust client accounts where MFS has not paid an                                   x
       up front commission with respect to the sale of the shares, provided that the TA Plan or bank trust arrangement meets certain conditions established from time to time by
       MFS.

* Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

--------------------
PART II - APPENDIX B
--------------------


    FINANCIAL ADVISER COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial advisers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial advisers. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.


    CLASS A, 529A AND J SHARES

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, 529A and J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial advisers, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the financial adviser reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial advisers an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial advisers on new investments made through such financial advisers as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ----------------------------------------------------------

    1.00%                    On the first $2,000,000, plus
    0.80%                    Over  $2,000,000  to  $3,000,000, plus
    0.50%                    Over  $3,000,000  to $50,000,000, plus
    0.25%                    Over $50,000,000


      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial advisers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.


      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial advisers on new investments made through such financial advisers as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS      CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------


    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000


      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial advisers with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial advisers which are designed to maximize the commissions paid by MFD to financial advisers.


    CLASS B AND 529B SHARES

    For purchases of Class B and 529B shares, MFD will pay commissions to financial advisers of 3.75% of the purchase price of Class B and 529B shares purchased through financial advisers. MFD will also advance to financial advisers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial adviser upon the sale of Class B and 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial advisers equal to 3.00% of the amount purchased through such financial advisers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.


      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial advisers, but instead pays an amount to financial advisers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C AND 529C SHARES

    Except as noted below, for purchases of Class C and 529C shares, MFD will pay financial advisers 1.00% of the purchase price of Class C and 529C shares purchased through financial advisers, in which case the financial advisers will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.

      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial adviser, but instead pays an amount to the financial adviser up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.

      For purchases of Class C shares by an Alliance Plan (see definition below under Class R1 and R2 shares), MFD will pay commissions to the financial adviser under either option discussed above at the financial adviser's discretion.


    CLASS R1 AND R2 SHARES

    For purchases of Class R1 and R2 shares, the following commission/payment options are available for financial advisers:


    CLASS R1                     OPTION A      OPTION B      OPTION C
    --------                     --------      --------      --------
    o MFS Serviced Plans            x             x            N/A
    o Alliance Plans               N/A            x             x
    o Investment Only Plans        N/A            x            N/A

    CLASS R2*
    ---------
    o MFS Serviced Plans           N/A            x            N/A
    o Alliance Plans               N/A            x            N/A

    ----------
    * Not available to Investment Only Plans


    OPTION A
    --------

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS        CUMULATIVE PURCHASE AMOUNT
    ---------------------------------------------------------------------


    1.00%                        On the first $1,000,000 to $4,000,000,
                                 plus
    0.50%                        Over $4,000,000 to $25,000,000, plus
    0.25%                        Over $25,000,000


      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial advisers under this option with respect to a shareholder's new investment in class R1 shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial advisers which are designed to maximize the commissions paid by MFD to financial advisers.


    OPTION B
    --------

      Payments made by the Fund under its Rule 12b-1 plan for Class R1 or R2 shares equaling up to 0.50% per annum of the average daily net assets of the Fund attributable to the account, payable at the rate of up to 0.125% at the end of each quarter, in arrears.

    OPTION C
    --------


      Payment of 0.60% of the purchase price of Class R1 shares, in which case the financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.


    GENERAL
    -------

      MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service.

      Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

      Investment Only Plans are defined as retirement plans which are not MFS Serviced Plans or Alliance Plans.


    ADDITIONAL FINANCIAL ADVISER COMMISSIONS/
    CONCESSIONS
    Financial advisers may receive different compensation with respect to sales of Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C and Class J shares. In addition, from time to time, MFD may pay financial advisers 100% of the applicable sales charge on sales of Class A, Class 529A and Class J shares of certain specified Funds sold by such financial adviser during a specified sales period. MFD also may make additional payments to financial advisers out of its own assets under the categories described below. These categories are not mutually exclusive, and a single financial adviser may receive payments under all four categories.

    MARKETING SUPPORT PAYMENTS
    MFD may make payments to key financial advisers that are holders or financial advisers of record for accounts in one or more of the Funds. A financial adviser's marketing support services may include business planning assistance, educating financial adviser personnel about the MFS funds and shareholder financial planning needs, placement on the financial adviser's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the financial adviser. MFD compensates financial advisers differently depending upon, among other factors, the level and/or type of marketing support provided by the financial adviser. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs). As of June 17, 2004, the financial advisers to which MFD anticipates making payments under this category are Merrill Lynch, Pierce, Fenner and Smith, Inc., Citigroup Global Markets Holdings, Inc., UBS Financial Services, Inc., A.G. Edwards & Co., American Express Financial Advisors, Wachovia Securities, ING Network, Cuna Brokerage Services, H.D. Vest, Commonwealth Financial Network, RBC Dain Rauscher, Citicorp Investment Services and Securities America, Inc. (and such firm's respective affiliates). Any additions, modifications or deletions to the financial advisers identified in the previous sentence that have occured since that date are not reflected. Effective June 17, 2004, in the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS's retail mutual funds, and 0.05% of the total assets attributable to that financial adviser, on an annual basis. In addition, marketing support payments are made under an existing agreement with Linsco/Private Ledger Corp. ("LPL"). Marketing support payments under this agreement are not subject to the above limitations, but will not exceed 0.15% of the average total MFS Fund net assets attributable to brokerage accounts held with LPL, on an annual basis.

    PROGRAM SERVICING PAYMENTS
    MFD also may make payments to certain financial advisers that sell MFS
    Fund shares through programs such as retirement plans or qualified tuition programs. A financial adviser may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement program services may include services rendered to a plan in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Qualified tuition program services may include services related to administration of the program (such as plan level compliance, audit, account reconciliation, etc.), or participant recordkeeping, reporting and processing. Payments generally will not exceed 0.25% of the total assets in the program, on an annual basis.

    PROCESSING SUPPORT PAYMENTS
    MFD also may make payments to certain financial advisers that sell MFS
    Fund shares to help offset their costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial adviser, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial adviser's mutual fund trading system.

    OTHER CASH PAYMENTS
    From time to time, MFD, at its expense, may provide additional compensation to financial advisers which sell or arrange for the sale of shares of the Fund. Such compensation provided by MFD may include financial assistance to financial advisers that enable MFD to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial adviser- sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD guidelines and applicable law. These payments may vary depending upon the nature of the event.

      You can ask your financial adviser for information about any payments it receives from MFD and any services provided.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.


      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association
    (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.


      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.


      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.


      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

      These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

      The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are not supported by the full faith and credit of the U.S. Government but are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.


      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar- denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this
    Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
    (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS

    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.


      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
    Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

--------------------
PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.


    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

--------------------
PART II - APPENDIX E
--------------------

                                                         MFS FUNDS BOARD

                                      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND


The Trustees and Officers of the Trust are listed below, together with their principal occupations during the past five years.
(Their titles may have varied during that period.) Their business address is 500 Boylston Street, Boston, MA 02116.



--------------------------------------------------------------------------------------------------------------------------------
                           POSITION(s) HELD    TRUSTEE/OFFICER                PRINCIPAL OCCUPATIONS & OTHER
NAME, DATE OF BIRTH           WITH FUND             SINCE+              DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)        Trustee and President   February 2004        Massachusetts Financial Services Company, Chief Executive
(born 10/20/63)                                                          Officer, President, Chief Investment Officer and Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Robert C. Pozen(3)          Trustee                 February 2004        Massachusetts Company, Chairman Financial Services (since
(born 08/08/46)                                                          February 2004); Harvard Law School (education), John Olin
                                                                         Visiting Professor (since July 2002); Secretary of
                                                                         Economic Affairs, The Commonwealth of Massachusetts
                                                                         (January 2002 to December 2002); Fidelity Investments,
                                                                         Vice Chairman (June 2000 to December 2001); Fidelity
                                                                         Management & Research Company (investment adviser),
                                                                         President (March 1997 to July 2001); The Bank of New York
                                                                         (financial services), Director; Bell Canada Enterprises
                                                                         (telecommunications), Director; Telesat (satellite
                                                                         communications), Director

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------

J. Atwood Ives              Trustee and Chair of    February 1992        Private investor; KeySpan Corporation (energy related
(born 05/01/36)             Trustees                                     services), Director; Eastern Enterprises (diversified
                                                                         services company), Chairman, Trustee and Chief Executive
                                                                         Officer (until November 2000)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Cohn, M.D.      Trustee                 August 1993          Brigham and Women's Hospital, Chief of Cardiac Surgery;
(born 03/11/37)                                                          Harvard Medical School, Professor of Surgery

-----------------------------------------------------------------------------------------------------------------------------------
David H. Gunning            Trustee                 January 2004         Cleveland-Cliffs Inc. (mining products and service
(born 05/30/42)                                                          provider), Vice Chairman/ Director (since April 2001);
                                                                         Encinitos Ventures (private investment company), Principal
                                                                         (1997 to April 2001); Lincoln Electric Holdings, Inc.
                                                                         (welding equipment manufacturer), Director; Southwest Gas
                                                                         Corporation (natural gas distribution company), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
William R. Gutow            Trustee                 December 1993        Private investor and real estate consultant; Capitol
(born 09/27/41)                                                          Entertainment Management Company (video franchise), Vice
                                                                         Chairman

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Amy B. Lane                 Trustee                 January 2004         Retired; Merrill Lynch & Co., Inc., Managing Director,
(born 02/08/53)                                                          Investment Banking Group (1997 to February 2001); Borders
                                                                         Group, Inc. (book and music retailer), Director; Federal
                                                                         Realty Investment Trust (real estate investment trust),
                                                                         Trustee
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera          Trustee                 July 1981            Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
William J. Poorvu           Trustee                 August 1982          Private investor; Harvard University Graduate School of
(born 04/10/35)                                                          Business Administration, Class of 1961 Adjunct Professor
                                                                         in Entrepreneurship Emeritus; CBL & Associates Properties,
                                                                         Inc. (real estate investment trust), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt            Trustee                 August 1993          Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                          specialists), President; Wellfleet Investments (investor
                                                                         in health care companies), Managing General Partner (since
                                                                         1993); Cambridge Nutraceuticals (professional nutritional
                                                                         products), Chief Executive Officer (until May 2001)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Elaine R. Smith             Trustee                 February 1992        Independent health care industry consultant
(born 04/25/46)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Ward Smith                  Trustee                 October 1992         Private investor
(born 09/13/30)

-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)        President and Trustee   February 2004        Massachusetts Financial Services Company, Chief Executive
(born 10/20/63)                                                          Officer, President, Chief Investment Officer and Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James R. Bordewick, Jr.(3)  Assistant Secretary and September 1990       Massachusetts Financial Services Company, Senior Vice
(born 03/06/59)             Assistant Clerk                              President and Associate General Counsel
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto(3)     Assistant Treasurer     May 2003             Massachusetts Financial Services Company, Vice President
(born 10/01/53)                                                          (since April 2003); Brown Brothers Harriman& Co., Senior
                                                                         Vice President (November 2002 to April 2003); ING Groep
                                                                         N.V./Aeltus Investment Management, Senior Vice President
                                                                         (prior to November 2002)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty(3)       Assistant Treasurer     August 2000          Massachusetts Financial Services Company, Vice President
(born 09/18/63)                                                          (since August 2000); UAM Fund Services, Senior Vice
                                                                         President (prior to August 2000)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Richard M. Hisey(3)         Treasurer               August 2002          Massachusetts Financial Services Company, Senior Vice
(born 08/29/58)                                                          President (since July 2002); The Bank of New York, Senior
                                                                         Vice President (September 2000 to July 2002); Lexington
                                                                         Global Asset Managers, Inc., Executive Vice President and
                                                                         Chief Financial Officer (prior to September 2000);
                                                                         Lexington Funds, Chief Financial Officer (prior to
                                                                         September 2000)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)           Assistant Treasurer     April 1997           Massachusetts Financial Services Company, Vice President
(born 11/13/57)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Frank L. Tarantino          Independent Chief       June 2004            CRA Business Strategies Group (consulting services),
(born 03/07/44)             Compliance Officer                           Executive Vice President (April 2003 to June 2004); David
                                                                         L. Babson & Co. (investment adviser), Managing Director,
                                                                         Chief Administrative Officer and Director (February 1997
                                                                         to March 2003)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James O. Yost(3)            Assistant Treasurer     September 1990       Massachusetts Financial Services Company, Senior Vice
(born 06/12/60)                                                          President
-----------------------------------------------------------------------------------------------------------------------------------

(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.


The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every 5 years thereafter to elect Trustees. Each
Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.


--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

        (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

        (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS HIGH INCOME FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS GOVERNMENT MORTGAGE FUND:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation; and

        (2) invest in any security other than (i) Government securities and related options, futures, options on futures and repurchase agreements, and (ii) securities of other investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, all of whose assets will be invested in Government securities and related options, futures, options on futures and repurchase agreements.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

--------------------
PART II - APPENDIX G
--------------------

    PROXY VOTING POLICIES AND PROCEDURES SEPTEMBER 17, 2003 Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the MFS Family of Funds (the "MFS Funds").

    These policies and procedures include:

            A. Voting Guidelines;
            B. Administrative Procedures;
            C. Monitoring System;
            D. Records Retention; and
            E. Reports.


    These proxy voting policies and procedures do not apply to MFS Union Standard Equity Fund ("UNE"). The proxy voting policies and procedures that apply to UNE are set forth on page G-6.

    A. VOTING GUIDELINES


    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

    MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that -- guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

    As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long- term economic interests of MFS' clients.

    From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

    These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    NON-SALARY COMPENSATION PROGRAMS

    Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

    Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

    MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to "buy" stock.

    MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

    MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation. When put to a vote, MFS votes against very large golden parachutes.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    DILUTION

    There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF

    While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

    INDEPENDENT AUDITORS

    Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- within the circumstances of the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS - SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

    The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments:
    (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

    Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

      a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

      b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

      c. Considers special proxy issues as they may arise from time to time.

    The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

    In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

      a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares,
        (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

      b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

      c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

      d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

    The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

    3. GATHERING PROXIES

    Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

    MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

    4. ANALYZING PROXIES

    After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

    ----------
    (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and
        (v) approval of share repurchase programs.

    (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

    Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

    As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

    As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

    5. VOTING PROXIES

    After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

    C. MONITORING SYSTEM

    It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

    When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

    D. RECORDS RETENTION

    MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

    E. REPORTS

    MFS FUNDS

    Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

    ALL MFS ADVISORY CLIENTS

    At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

    Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


                                 *    *    *    *

                     UNE PROXY VOTING POLICIES AND PROCEDURES

    UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/MFS.

                                   INTRODUCTION

    These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

    JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

    For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                                AUDITOR STANDARDS
                                     AUDITORS

    JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

    In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

    To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

    It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

    This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                                BOARD OF DIRECTORS
                              ELECTION OF DIRECTORS

    The Election of Directors usually occurs under two circumstances: uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

    As a general policy, the following factors should always be taken into consideration:

      o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

      o The company's performance relative to its peer group and the market indices against which the company is measured;

      o The independence of the Directors (as is more fully described in the Policies, below);

      o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

      o Company management's track record;

      o The attendance records of Directors, which should not fall below 75 percent;

      o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

      o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

      o The views of employee and shareholder groups with respect to particular circumstances at a company;

      o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

      o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                              INDEPENDENT DIRECTORS

    This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

    With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

    A director is considered NOT INDEPENDENT if he or she:

      o Is, or has been, employed by the company or an affiliate;

      o Is one of the company's paid advisors/ consultants;

      o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

      o Is, or is affiliated with a company that is, a significant customer or supplier;

      o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

      o Has a personal services contract with the company;

      o Is related to a Director or Officer of the company;

      o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

      o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

      o Is a member of the immediate family of any person described above.

             INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES

    This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                 AUDIT COMMITTEE

    For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

    The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                              COMPENSATION COMMITTEE

    The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                    NOMINATING/ CORPORATE GOVERNANCE COMMITTEE

    In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                 SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO

    One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

    Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                CLASSIFIED BOARDS

    Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti-takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

    We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                   TERM LIMITS

    This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                DIRECTOR LIABILITY

    According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

    The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

    The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

    The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

    Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome: "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

    The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

      o breach of duty of loyalty;

      o omissions not committed in good faith or acts committed intentionally or in violation of the law;

      o acts involving unlawful purchase or redemption of stock;

      o payment of unlawful dividends; or

      o receipt of improper personal benefits.

    In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                 INDEMNIFICATION

    Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

    This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

    Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                   COMPENSATION
                                STOCK OPTION PLANS

    In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

    In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

    Performance-Based Stock Options are defined as one of the following:

    PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

    PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

    INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

    PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

    This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                           EXECUTIVE COMPENSATION PLANS

    Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

    This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

    This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                 DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION

    Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                GOLDEN PARACHUTES

    Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

    However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

    As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                     OUTSIDE DIRECTOR COMPENSATION & BENEFITS

    This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

    JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                               CORPORATE GOVERNANCE
                        BROADER PARTICIPATION ON THE BOARD

    This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                        INCREASING AUTHORIZED COMMON STOCK

    Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                           BLANK-CHECK PREFERRED STOCK

    We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                 REINCORPORATION

    We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                     SHAREHOLDER RIGHTS PLANS (POISON PILLS)

    Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

    This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                            BOARD SIZE & COMPENSATION

    The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                        SUPERMAJORITY VOTING REQUIREMENTS

    When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                DUAL CLASS VOTING

    The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                CUMULATIVE VOTING

    Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

    Cumulative   voting   is  a  method  for  obtaining  minority  shareholder
    representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                   SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS

    In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                             APPROVING OTHER BUSINESS

    Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                            EQUAL ACCESS TO THE PROXY

    Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                              FAIR-PRICE PROVISIONS

    Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
2 Avenue de Lafayette, Boston, MA 02111-1738
Toll free: (800) 225-2606


MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street, Boston, MA 02116


                                                          MFS-REVPART2-SAI-6/04

Class A Shares
Class B Shares
Class C Shares
-------------------------------------------------------------------------------


MFS(R) MUNICIPAL LIMITED MATURITY FUND                        PROSPECTUS 9/1/04


This Prospectus describes the MFS Municipal Limited Maturity Fund. The fund's investment objective is to provide as high a level of current income exempt from federal income taxes as is considered consistent with prudent investing while seeking protection of shareholders' capital.

TABLE OF CONTENTS
-----------------------------------------------------------------------------


RISK RETURN SUMMARY                                                         1
-----------------------------------------------------------------------------
EXPENSE SUMMARY                                                             8
-----------------------------------------------------------------------------
CERTAIN INVESTMENT STRATEGIES AND RISKS                                    10
-----------------------------------------------------------------------------
MANAGEMENT OF THE FUND                                                     11
-----------------------------------------------------------------------------
DESCRIPTION OF SHARE CLASSES                                               12
-----------------------------------------------------------------------------
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES                                20
-----------------------------------------------------------------------------
OTHER INFORMATION                                                          28
-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                       31
-----------------------------------------------------------------------------
APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES                            A-1
-----------------------------------------------------------------------------
APPENDIX B-TAX EQUIVALENT YIELD TABLE                                     B-1


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

---------------------
I RISK RETURN SUMMARY
---------------------

o   INVESTMENT OBJECTIVE

    The fund's investment objective is to provide as high a level of current income exempt from federal income taxes as is considered consistent with prudent investing while seeking protection of shareholders" capital. The fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments with "limited" maturities, the interest on which is exempt from federal income tax (this policy may not be changed without shareholder approval). To meet this policy, the fund may invest in municipal securities, which are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. The fund also may invest in participation interests in municipal securities, which are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank. The fund seeks to invest in municipal securities whose income is exempt from federal income taxes. However, the interest income on certain of these municipal securities may be subject to an alternative minimum tax. For a comparison of yields on municipal bonds and taxable securities, see the Tax Equivalent Yield Table attached as Appendix B to this Prospectus.

      Under normal market conditions, substantially all of the fund's assets will be invested in municipal securities rated, or issued by issuers who have securities that are rated, in one of the top four credit ratings by credit rating agencies. The fund may also invest in tax-exempt securities that are not rated but which, in the opinion of the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), are of at least comparable quality to the four highest credit ratings. The fund may also invest in speculative securities, which are securities rated in the lowest investment grade category by credit rating agencies or which are unrated and considered by MFS to be comparable to speculative securities.

      Fixed income securities with limited maturities may include:

    o  securities with remaining maturities of 5 years or less;

    o  securities with estimated remaining average lives of 5 years or less; and

    o securities with a "duration" of 5 years or less (the fund determines the duration of a fixed income security by taking the present value of all its future principal and interest payments and calculating the dollar-weighted average time until those payments will be received).

    Under normal market conditions, the fund's dollar weighted average maturity will not exceed 5 years and substantially all of the securities held by the fund will have remaining maturities of 10 years or less.

      In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS" fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocation to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

    The principal risks of investing in the fund are:

    o  Municipal Securities Risk

       > Interest Rate Risk: As with any fixed income security, the prices of municipal securities in the fund's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in the fund's portfolio will generally rise.

       > Maturity Risk: Municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the fund's municipal security investments will affect the volatility of the fund's share price.

       > Credit Risk: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.


       > General Obligations and Revenue Obligations Risk: The fund may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. The fund may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects (such as building a hospital or toll roads, water and sewer projects, etc.) and are not backed by the full faith and credit of the municipal issuer. The fund may invest in excess of 25% of its assets in revenue bonds relating to any one specific industry (e.g., housing, healthcare, water and sewer, etc.). Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income.

          Municipal securities backed by current or and revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.


    o Speculative Bonds Risk: Bonds rated in the lowest investment grade category (i.e. bonds receiving the fourth highest credit rating) by credit rating agencies are called speculative bonds. Speculative bonds are subject to a higher risk that the issuer will default on payments of principal and interest than higher rated investment grade bonds. Although the issuer's ability to make interest and principal payments appears adequate, an adverse change in economic conditions or other circumstances is more likely to cause a default by the issuer of a speculative bond than the issuer of a higher rated investment grade bond. If a security purchased by the fund is downgraded below investment grade, the security will be sold only if the Adviser believes it is advantageous to do so.


       > Municipal Lease Obligations Risk: The fund's investment in municipal securities may include municipal lease obligations. Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or facilities. When a fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases, payments under municipal leases do not have to be made unless the appropriate legislative body specifically approves money for that purpose.


    o Liquidity Risk: The fixed income securities purchased by the fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the fund's performance.

    o As with any mutual fund, you could lose money on your investment in the fund.

      An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART


    The bar chart shows changes in the annual total returns of the fund's class A shares for the past ten calendar years. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                        1994                            (1.27)%
                        1995                             8.03%
                        1996                             2.87%
                        1997                             4.85%
                        1998                             4.44%
                        1999                             0.29%
                        2000                             6.66%
                        2001                             4.87%
                        2002                             7.30%
                        2003                             3.49%

      The total return for the fund's class A shares for the six-month period ended June 30, 2004 was (1.04)%. During the period shown in the bar chart, the highest quarterly return was 3.20% (for the calendar quarter ended June 30, 2002) and the lowest quarterly return was (2.71)% (for the calendar quarter ended March 31, 1994).


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gain and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2003)
    ..........................................................................
                                                   1 Year    5 Years 10  Years
    RETURNS BEFORE TAXES

    Class B Shares, with CDSC (Declining Over 6
      Years From the End of the Calendar Month
      of Purchase From 4% to 0%)                   (1.44)%     3.31%     3.29%
    Class C Shares, with CDSC (1% For First
      Year From the End of the Calendar Month
      of Purchase)                                   1.62%     3.61%     3.28%
    Class A Shares, with Initial Sales Charge
    (2.50%)                                          0.90%     3.96%     3.85%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)

    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (2.50%)                                        0.90%     3.96%     3.85%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (2.50%)              1.56%     3.90%     3.82%

    BENCHMARK COMPARISONS

    Lehman Brothers Municipal Bond Three-Year
      Index+*                                        2.68%     4.82%     4.86%
    Lehman Brothers Municipal Bond Five-Year
      Index+**                                       4.13%     5.57%     5.42%
    Lipper Short/Intermediate-Term Municipal
      Bond Fund Average++                            3.38%     4.17%     4.35%

    ------
     +  Source: Standard & Poor's Micropal, Inc.
     * The Lehman Brothers Municipal Bond Three-Year Index measures the performance of the medium-term (2 to 4 years) municipal bond market.
    ++ The Lipper Short/Intermediate-Term Municipal Bond Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.
    ** The Lehman Brothers Municipal Bond Five-Year Index measures the performance of the medium-term (4 to 6 years) municipal bond market.


    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

      The fund commenced investment operations on March 17, 1992 with the offering of class A shares and subsequently offered class B shares on September 7, 1993 and class C shares on July 1, 1994.

      Performance for class C shares includes the performance of the fund's class A shares for periods prior to the offering of class C shares. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to the class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance the class C shares would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for class C shares.

      The fund now has more than one class of shares with at least a 10 year performance history -- the longest period shown in the fund's prospectus, shareholder reports and sales and marketing literature. Accordingly, for periods ending on and after March 31, 2004, blended performance presentations for the fund's class C shares will reflect the prior performance of the class with at least a 10 year performance history that has the most similar level of operating expenses as class C shares -- class B shares. The new blending methodology will result in the same or lower total rates of return than were previously shown. Such blended class C performance will be adjusted to take into account the lower CDSC applicable to class C shares rather than the CDSC applicable to class B shares. Class C share performance generally would have been approximately the same as class B share performance had class C shares been offered for the entire period, because the operating expenses attributable to class C and class B shares are approximately the same.

      Because this change will apply to performance periods ending on or after March 31, 2004, the fund will continue to use the prior methodology in future documents that show blended performance through periods ended prior to that date.

      If you would like the fund's current yield, contact the MFS Service Center at the toll free number set forth on the back cover page.

------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

    SHAREHOLDER FEES (fees paid directly from your investment)
    ............................................................................
                                                    CLASS A    CLASS B   CLASS C
    Maximum Sales Charge (Load) Imposed
    on Purchases (as a percentage of
    offering price)..............................    2.50%      0.00%     0.00%


    Maximum Deferred Sales Charge (Load)
    (as a percentage of original purchase
    price or redemption proceeds, whichever
    is less) ................................... See Below(#)   4.00%     1.00%

    Maximum Redemption Fee (as a percentage of
    amount redeemed), if applicable(##) ........     2.00%      2.00%     2.00%


    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
    ............................................................................


    Management Fees(3) ..........................    0.40%      0.40%     0.40%
    Distribution and Service (12b-1) Fees(1) ....    0.15%      0.93%     1.00%

    Other Expenses(2) ...........................    0.25%      0.25%     0.25%
                                                     -----      -----     -----
    Total Annual Fund Operating Expenses(2) .....    0.80%      1.58%     1.65%

    Fee Reductions(3) ...........................  (0.15)%    (0.15)%   (0.15)%
                                                     -----      -----     -----
    Net Expenses(2) .............................    0.65%      1.43%     1.50%

    ------
     (#) For class A shares only, an initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months. (CDSC will age one month on the last day of the month of purchase and each subsequent month).
    (##) A redemption fee of 2% is charged on proceeds from redemptions and exchanges made within 5 business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" below.
     (1) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The maximum distribution and service fees under the plan are: 0.35% annually for class A shares (0.10% distribution fee and 0.25% service fee); and 1.00% annually for class B and class C shares (0.75% distribution fee and 0.25% service fee). The class A distribution fee and a portion of the class A service fee equal to 0.15% are currently not being imposed and will be implemented on such date as the Board of Trustees of the fund may determine. A portion of the class B service fee equal to 0.10% annually is not in effect with respect to class B shares outstanding after the first anniversary of their sale, but may be implemented with approval by the board of trustees which oversees the fund.
     (2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these reductions been taken into account, "Total Annual Fund Operating Expenses" and "Net Expenses" would be lower.
     (3) MFS has contractually agreed to waive its right to receive 0.15% of the management fee annually. Represents a contractual management fee reduction effective March 1, 2004. See "Management of the Fund - Investment Adviser" below.

o   EXAMPLE OF EXPENSES


    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and


    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any contractual fee reductions are in effect (see "Expense Summary - Expense Table" above.

    Although your actual costs may be higher or lower, under these assumptions your costs would be:


    SHARE CLASS                         YEAR 1     YEAR 3    YEAR 5   YEAR 10
    --------------------------------------------------------------------------


    Class A shares                      $315       $453      $611     $1,146

    Class B shares(1)
      Assuming redemption at end of
        period                          $546       $752      $989     $1,603
      Assuming no redemption            $146       $452      $789     $1,603

    Class C shares
      Assuming redemption at end of
        period                          $253       $474      $826     $1,890
      Assuming no redemption            $153       $474      $826     $1,890

    ------


    (1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o   TEMPORARY DEFENSIVE POLICIES

    In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.


o   ACTIVE OR FREQUENT TRADING


    The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains, as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the fund's performance.

-------------------------
IV MANAGEMENT OF THE FUND
-------------------------

o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $137.4 billion as of the quarter ended June 30, 2004. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution. For the fiscal year ended April 30, 2004, the fund paid MFS an effective management fee of 0.29% of the daily net assets of the fund. The management fee set forth in the investment advisory agreement with MFS is 0.40% of the fund's daily net assets. Effective March 1, 2004, MFS agreed to a contractual management fee reduction for the fund to an annual rate of 0.25% of the fund's daily net assets. MFS has agreed to maintain these management fee reductions until February 28, 2009 as part of its settlement with the New York Attorney General concerning market timing and related matters.

o   PORTFOLIO MANAGERS

    Geoffrey L. Schechter and Michael L. Dawson have been the portfolio managers of the fund since March 23, 2000. Mr. Schechter, a Senior Vice President of MFS, has been employed in the investment management area of MFS since June, 1993. Mr. Dawson, a Vice President of MFS, has been employed in the investment management area of MFS since September, 1998.


o   ADMINISTRATOR

    MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

------------------------------
V DESCRIPTION OF SHARE CLASSES
------------------------------

    The fund offers class A, class B and class C shares through this prospectus.

o   SALES CHARGES


    You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A, class B or class C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived. These circumstances are described below as well as in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from MFS or MFD. See the SAI for details.

o   CLASS A SHARES

    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within 12 months. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.


    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:
                                               SALES  CHARGE* AS PERCENTAGE OF:
                                               --------------------------------
                                                  Offering        Net Amount
    Amount of Purchase                              Price          Invested

    Less than $50,000                                2.50%           2.56%
    $50,000 but less than $100,000                   2.25            2.30

    $100,000 but less than $250,000                  2.00            2.04
    $250,000 but less than $500,000                  1.75            1.78

    $500,000 but less than $1,000,000                1.50            1.52
    $1,000,000 or more                              None**          None**

    ------
    * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    **    A 1% CDSC will apply to such purchases, as discussed below.


    Please see "Class A Sales Charge Waivers or Reductions" below for additional information.

    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase. (CDSC will age one month on the last day of the month of purchase and each subsequent month). Please see "Class A Sales Charge Waivers or Reductions" below for additional information.

o   CLASS A SALES CHARGE WAIVERS OR REDUCTIONS

    Below is a table and brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable sales charge for class A shares may be waived or reduced. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial adviser. You can also find additional information in the SAI. In addition, you can visit the fund's website at www.mfs.com which is available free of charge and click on "Mutual Funds" to have more access to information regarding the fund's sales charges. You must inform your financial adviser or MFSC of your intention to invest in the fund under one of the programs below upon purchasing fund shares. You can provide this information in your account application or through a separate document provided by your financial adviser.

                                               INVESTMENTS ELIGIBLE FOR:
                                            --------------------------------
                                           WAIVED SALES    REDUCED INITIAL
PROGRAM                                       CHARGE         SALES CHARGE

    Letter of Intent                                              X
    Right of Accumulation                                         X

    Reinstatement Privilege                     X
    Automatic Exchange Plan                     X*

    Exchange Privilege                          X*
    Dividend Reinvestment                       X

    Distribution Investment Program             X
    Other Sales Charge Waivers                  X

    ------
    * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases. See "Exchange Privilege" below.

    LETTER OF INTENT (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A shares if you commit to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund) within a 13 month period (36 months for a $1 million commitment). For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.

      At your request, purchases made during the previous 90 days may be included under your LOI commitment amount. You or your financial adviser must inform the fund that the LOI is in effect each time shares of a fund are purchased.

    RIGHT OF ACCUMULATION (ROA). You may pay a reduced or no initial sales charge on purchases of class A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund), based on the current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

       LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed
       Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

          o  Eligible accounts that you may link under LOI and ROA may include:

          o  Individual accounts

          o  Joint accounts

          o Trust accounts of which you, your spouse or child under the age of 21 is the grantor

          o  MFS 529 College Savings Plan accounts

          o  Single-Participant Retirement Plan accounts

          o  Certain Individual Retirement Accounts

          o  UGMA/UTMA Accounts

          o Accounts held in the name of your financial adviser(s) on your behalf

        However, please note that accounts held with the MFS funds in the name of a financial adviser on your behalf can currently be combined with accounts held with the MFS funds in your name directly only if (i) the account is not held under an omnibus account arrangement and (ii) the financial adviser informs the MFS funds (or its agents) that certain accounts should be combined for purposes of the LOI or ROA. In addition, individually held accounts cannot be linked with accounts held in employer-sponsored plans for purposes of LOI or ROA.

        You should provide your financial adviser with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of the ROA or LOI. Such documentation may include shareholder identification numbers or applicable account numbers or account statements (including accounts held with various financial advisers).

    REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without paying a sales charge.

      For shareholders who exercise this privilege after redeeming class A shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares you may reinvest your redemption proceeds only into the corresponding class A shares. The class A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund into class A of any other MFS fund, you will pay an initial sales charge if you have not already paid such a charge on these shares.

    DIVIDEND REINVESTMENT. You can reinvest dividend and capital gain distributions into your account in the same fund without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without a sales charge.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a sales charge waiver for purchases or redemptions of class A shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investments (e.g., certain wrap accounts or fund supermarket investments). The fund reserves the right to eliminate, modify, or add waivers at any time without providing notice.


o   CLASS B SHARES

    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years from the end of the calendar month of purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

    The CDSC is imposed according to the following schedule:

                                               CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE             SALES CHARGE
    ----------------------------------------------------------------
    First                                              4%
    Second                                             4%
    Third                                              3%
    Fourth                                             3%
    Fifth                                              2%
    Sixth                                              1%
    Seventh and following                              0%


    If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you purchase through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.


o   CLASS C SHARES


    You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year from the end of the calendar month of purchase, you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.

o   CLASS B AND CLASS C SALES CHARGE WAIVERS OR REDUCTIONS

    Below is a brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable CDSC may be waived or reduced. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial adviser. You can also find additional information in the SAI. In addition, you can visit the fund's website www.mfs.com and click on "Mutual Funds" to have access to information about the fund including information about the fund's sales charge which is available free of charge. You or your financial adviser must inform MFSC of your intention to enroll in one of the programs below. You can provide this information in your account application or through a separate document provided by your financial adviser.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund of the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying any sales charge.

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares without paying any sales charges upon redemption. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and class C shares redeemed under this plan. Shares redeemed under this plan will not be subject to a redemption fee.

    REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without an initial sales charge.

    For shareholders who exercise this privilege after redeeming class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class C shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

    For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares you may reinvest your redemption proceeds only into the corresponding class A shares. The class A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a CDSC waiver for redemptions of class B and class C shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs or certain other groups (e.g. affiliated persons of MFS) and with respect to redemptions under certain circumstances (e.g., death or disability of shareholder).


o   CALCULATION OF CDSC

    As discussed above, certain investments in class A, class B and class C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:

    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

    o Purchases of class B and class C shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

o   DISTRIBUTION AND SERVICE FEES

    The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares, and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to: 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee); and 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. Payments of 0.10% of the class A service fee and the 0.10% Class A distribution fee are currently not being imposed and will be implemented on such date as the Trustees of the fund may determine. Except in the case of the 0.25% per annum class B service fee paid by the fund upon the sale of class B shares in the first year, the class B service fee has been set at 0.15% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the fund may determine.


o   FINANCIAL ADVISER SUPPORT PAYMENTS

    The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial advisers who support the sale of fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus. MFD, out of its own resources, may make cash payments to certain financial advisers (the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD) who support the sale of fund shares in recognition of their marketing, transaction processing and/ or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

      MFD may make payments to key financial advisers who provide marketing support. In the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial adviser, on an annual basis. In addition, financial advisers may offer MFS fund shares through specialized programs such as tax deferred retirement programs or qualified tuition programs. MFD may pay a portion of the administrative and marketing costs of a financial adviser relating to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial advisers.

      You can find further details in the SAI about the payments made by MFD and the services provided by your financial adviser. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges.

----------------------------------------------
VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
----------------------------------------------


    You may purchase, exchange and redeem class A, class B and class C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described above under "Description of Share Classes."

o   HOW TO PURCHASE SHARES


    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is generally $1,000, except for IRA's, for which, the minimum initial investment is $250 per account. In the following circumstances, the minimum initial investment is only $50 per account:

    o  if you establish an automatic investment plan;

    o  if you establish an automatic exchange plan; or

    o  if you establish an account under either:

       > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

       >  employer sponsored investment programs.


    o The maximum amount you may invest in class B shares with any single purchase request is $99,999, and the maximum amount you may invest in class C shares with any single purchase request is $999,999. The funds or their agents may at their discretion accept a purchase request for class B shares for $100,000 or more under limited circumstances, including by way of example, where a retirement plan is rolling over assets from another account into a pre-existing account maintained in class B shares of the funds. Class C shares are not available for purchase by any retirement plan qualified under Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Corporate Plan Services 401(k) Plan.

    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:


    o  send a check with the returnable portion of your statement;

    o  ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.


    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

    VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provided is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the new asset value next calculated after the account is closed. Any applicable contingent deferred sales charge and/or redemption fee will be assessed.

o   HOW TO EXCHANGE SHARES


    EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange; rather the CDSC will carry over to the aquired shares on a proportional basis. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC or redemption fee (if applicable), depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. In addition, class A shares may be exchanged for shares of the MFS Money Market Fund subject to any limitation applicable to the purchase of that fund's shares as disclosed in the prospectus.

      Exchanges may be subject to certain limitations and are subject to the MFS Funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. In addition, the fund imposes a 2.00% fee on exchanges made within 5 business days after acquiring fund shares. These limitations and policies are described below under the caption "How to Purchase, Exchange and Redeem Shares - Other Considerations" below. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


o   HOW TO REDEEM SHARES

    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).


      Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. In addition, the fund imposes a 2.00% redemption fee on redemptions made within 5 business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" below.

    REDEEMING DIRECTLY THROUGH MFSC

    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

    o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account by contacting MFSC via the Internet (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.

    o SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares. For class B and class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured from the time you establish this plan). You will incur no CDSC or redemption fee on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

    o FREE CHECKWRITING. You may redeem your class A or class C shares by writing checks against your account. Checks must be for at least $500 and investments made by check must have been in your account for at least 15 days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (see back cover page for address and phone number).

       Shares in your account equal in value to the amount of the check plus the applicable CDSC (if applicable), redemption fee (if applicable) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will not be honored.

    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

o   OTHER CONSIDERATIONS

    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. The MFS funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitations on Exchange Activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest.

      Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder. In the event that the MFS funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset value at the conclusion of the delay period.

    EXCHANGE LIMITATION POLICIES. The MFS funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

      LIMITATIONS ON EXCHANGE ACTIVITY.The MFS funds, through their agents, undertake to use their best efforts to exercise the funds' rights to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes

          o three exchanges (each exceeding $10,000 in value) out of an account in an MFS fund with a principal investment policy of investing in global, international, high yield bond or municipal bond securities, or

          o six exchanges (each exceeding $10,000 in value) out of any other MFS fund account during a calendar year. Exchanges made the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These exchange limits are subject to the MFS funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

    LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial advisers and cannot always know or reasonably detect excessive trading which may be facilitated by these financial advisers or by the use of omnibus account arrangements offered by these financial advisers to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial advisers such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial adviser to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a fund.

    EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

      In addition, to the extent that a fund significantly invests in foreign securities traded on markets which may close prior to when the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the fund's valuation time. To the extent that the fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

      To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds which invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

    REDEMPTION FEE. The MFS high yield funds identified below charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

        MFS High Income Fund
        MFS Municipal High Income Fund
        MFS High Yield Opportunities Fund

      All remaining funds in the MFS Family of Funds, except for the MFS Cash Reserve Fund, MFS Money Market Fund and MFS Government Money Market Fund, charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). The funds may determine to change the redemption fee period or amount of redemption fees charged, including in connection with pending Securities and Exchange Commission rules.

      For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

      THE FUNDS' REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

       1. transactions by accounts which the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial adviser such as a broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

       2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

       3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll deduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

       4. transactions by the MFS fund of funds including, without limitation, the MFS Asset Allocation Funds;

       5. transactions following the death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

       6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

       7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

       8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

       9. transactions involving class 529A, 529B, 529C, R1, R2 or J shares of the fund (if offered); and

      10. transactions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a fund).

      In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries, and in connection with pending Securities and Exchange Commission redemption fee rules.

      These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time (which may address such topics as the documentation necessary for the funds to recognize a disability, among others).

    Depending on the composition of a fund's shareholder accounts, a significant percentage of a Fund's shareholders may not be subject to the redemption fee.

    IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions. However, if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash when the redemption is at or below $250,000 or 1% of the fund's net assets, whichever is less.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

---------------------
VII OTHER INFORMATION
---------------------


o   PRICING OF FUND SHARES


    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

      To determine net asset value, the fund values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available.

      You will receive the net asset value next calculated, after the deduction of applicable sales charges (and the redemption fee, if applicable) and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:

    o MFSC receives your order by the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank); or

    o your financial adviser receives your order by the valuation time and transmits your order to MFSC.


o   DISTRIBUTIONS

    The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.


o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

    o Dividend and capital gain distributions in cash.

    Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

o   TAX CONSIDERATIONS


    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.


    TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

      You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. Ordinary dividends are normally subject to both federal income tax and any state or local income taxes. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. Some dividends paid in January may be taxable as if they had been paid the previous December.

      The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

      Fund distributions of net capital gains or net short-term capital gains will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      If you are neither a citizen nor a resident of the United States, the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% on amounts paid through 2010 and will be 31% on amounts paid after December 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.

    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

    OTHER TAX ISSUES. Exempt-interest dividends that you receive may affect your alternative minimum tax calculation. Also, if you are receiving social security or railroad retirement benefits, your exempt-interest dividends may increase the tax on your benefits. If you borrow money to purchase or carry shares of the fund, your deduction for interest paid on those borrowings will be limited. Additionally, exempt interest dividends may be taxable to substantial users of facilities financed by private activity bonds (or persons related to them).

o   UNIQUE NATURE OF FUND


    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.


o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES


    The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

-------------------------
VIII FINANCIAL HIGHLIGHTS
-------------------------

    The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent registered public accountant is Deloitte & Touche LLP.

FOR YEAR ENDED 4/30

CLASS A                                              2004              2003              2002             2001            2000

Net asset value, beginning of period                $7.94             $7.69             $7.57            $7.35           $7.62
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                          $0.22             $0.23             $0.26            $0.31           $0.30
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments                                    (0.11)             0.26              0.14             0.22           (0.27)
-----------------------------------------------  --------            ------            ------           ------          ------
Total from investment operations                    $0.11             $0.49             $0.40            $0.53           $0.03
-----------------------------------------------  --------            ------            ------           ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                       $(0.22)           $(0.24)           $(0.26)          $(0.31)         $(0.30)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                   --                --             (0.02)           (0.00)+            --
-----------------------------------------------  --------            ------            ------           ------          ------
Total distributions declared to shareholders       $(0.22)           $(0.24)           $(0.28)          $(0.31)         $(0.30)
-----------------------------------------------  --------            ------            ------           ------          ------
Net asset value, end of period                      $7.83             $7.94             $7.69            $7.57           $7.35
-----------------------------------------------  --------            ------            ------           ------          ------
Total return (%)(+)                                  1.35              6.43              5.41             7.39            0.38
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA(S):

Expenses##                                           0.71              0.74              0.85             0.88            0.88
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                          2.73              2.90              3.45             4.14            3.99
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     18                12                15               27              60
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $171,824          $165,598           $87,222          $48,057         $42,277
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. In addition, for periods prior to May 1, 2002, subject to reimbursement by the fund, the adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average net daily assets. To the extent the waiver had not been in place and actual expenses were over this limitation the investment income per share and the ratios would have been:

Net investment income                               $0.21             $0.22             $0.25            $0.31           $0.30
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                           0.82              0.84              1.00             0.96            0.91
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                2.62              2.80              3.30             4.06            3.96
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment
       Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30,
       2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share.
       The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by $0.01%. Per share ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

FOR YEAR ENDED 4/30

CLASS B                                              2004              2003              2002             2001            2000

Net asset value, beginning of period                $7.93             $7.68             $7.56            $7.34           $7.61
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                          $0.15             $0.16             $0.20            $0.25           $0.24
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments                                    (0.10)             0.27              0.15             0.22           (0.27)
----------------------------------------------   --------            ------            ------           ------          ------
Total from investment operations                    $0.05             $0.43             $0.35            $0.47          $(0.03)
----------------------------------------------   --------            ------            ------           ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                       $(0.16)           $(0.18)           $(0.20)          $(0.25)         $(0.24)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                   --                --             (0.03)           (0.00)+            --
----------------------------------------------   --------            ------            ------           ------          ------
Total distributions declared to shareholders       $(0.16)           $(0.18)           $(0.23)          $(0.25)         $(0.24)
----------------------------------------------   --------            ------            ------           ------          ------
Net asset value, end of period                      $7.82             $7.93             $7.68            $7.56           $7.34
----------------------------------------------   --------            ------            ------           ------          ------
Total return (%)                                     0.58              5.61              4.65             6.55           (0.43)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA(S):

Expenses##                                           1.50              1.53              1.59             1.68            1.69
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                          1.94              2.10              2.70             3.35            3.18
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     18                12                15               27              60
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)         $41,733           $38,360           $15,104           $7,397          $6,781
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. In addition, for periods prior to May 1, 2002, subject to reimbursement by the fund, the adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average net daily assets. To the extent the waiver had not been in place and actual expenses were over this limitation the investment income per share and the ratios would have been:

Net investment income                               $0.15             $0.16             $0.19            $0.25           $0.24
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                           1.61              1.63              1.74             1.76            1.72
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                1.83              2.00              2.55             3.27            3.15
------------------------------------------------------------------------------------------------------------------------------

 (S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
        Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by $0.01%. Per share ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
      + Per share amount was less than $0.01.
      # Per share data are based on average shares outstanding.
     ## Ratios do not reflect reductions from fees paid indirectly.


FOR YEAR ENDED 4/30

CLASS C                                              2004              2003              2002             2001            2000

Net asset value, beginning of period                $7.94             $7.69             $7.58            $7.35           $7.63
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                          $0.15             $0.16             $0.19            $0.24           $0.23
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments                                    (0.11)             0.26              0.14             0.24           (0.28)
----------------------------------------------   --------            ------            ------           ------          ------
Total from investment operations                    $0.04             $0.42             $0.33            $0.48          $(0.05)
----------------------------------------------   --------            ------            ------           ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                       $(0.15)           $(0.17)           $(0.19)          $(0.25)         $(0.23)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                   --                --             (0.03)           (0.00)+            --
----------------------------------------------   --------            ------            ------           ------          ------
Total distributions declared to
shareholders                                       $(0.15)           $(0.17)           $(0.22)          $(0.25)         $(0.23)
----------------------------------------------   --------            ------            ------           ------          ------
Net asset value, end of period                      $7.83             $7.94             $7.69            $7.58           $7.35
----------------------------------------------   --------            ------            ------           ------          ------
Total return (%)                                     0.49              5.52              4.38             6.62           (0.48)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA(S):

Expenses##                                           1.56              1.59              1.70             1.73            1.73
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                          1.87              2.02              2.52             3.28            3.14
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     18                12                15               27              60
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)         $55,263           $51,184           $19,388           $4,820          $2,968
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. In addition, for periods prior to May 1, 2002, subject to reimbursement by the fund, the adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average net daily assets. To the extent the waiver had not been in place and actual expenses were over this limitation the investment income per share and the ratios would have been:

Net investment income                               $0.14             $0.15             $0.18            $0.24           $0.23
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                           1.67              1.69              1.85             1.81            1.76
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                1.76              1.92              2.37             3.20            3.11
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by $0.01%. Per share ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the fund may engage in the following principal and non-principal techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (x) mark. However, the fund may not use all these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the fund are also described together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................
                  x fund uses, or currently  -- permitted,  but the fund does
    SYMBOLS          anticipates using          not currently anticipate using
    ----------------------------------------------------------------------------
    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                   --
        Corporate Asset-Backed Securities                           --
        Mortgage Pass-Through Securities                            --
        Stripped Mortgage-Backed Securities                         --
      Corporate Securities                                          --
      Loans and Other Direct Indebtedness                           --
      Lower Rated Bonds                                             --
      Municipal Bonds                                               x
      U.S. Government Securities                                    x
      Variable and Floating Rate Obligations                        x
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds      x
    Equity Securities                                               --
    Foreign Securities Exposure
      Brady Bonds                                                   --
      Depositary Receipts                                           --
      Dollar-Denominated Foreign Debt Securities                    --
      Emerging Markets                                              --
      Foreign Securities                                            --
    Forward Contracts                                               --
    Futures Contracts                                               x
    Indexed Securities/Structured Products                          x
    Inverse Floating Rate Obligations                               x
    Investment in Other Investment Companies
      Open-End Funds                                                x
      Closed-End Funds                                              x
    Lending of Portfolio Securities                                 x
    Leveraging Transactions
      Bank Borrowings                                               --
      Mortgage "Dollar-Roll" Transactions                           x
      Reverse Repurchase Agreements                                 --
    Options
      Options on Foreign Currencies                                 --
      Options on Futures Contracts                                  x
      Options on Securities                                         x
      Options on Stock Indices                                      --
      Reset Options                                                 --
      "Yield Curve" Options                                         --
    Repurchase Agreements                                           x
    Short Sales                                                     --
    Short Term Instruments                                          x
    Swaps and Related Derivative Instruments                        x
    Temporary Borrowings                                            x
    Temporary Defensive Positions                                   x
    "When-Issued" Securities                                        x

----------
APPENDIX B
----------

                                                  TAXABLE EQUIVALENT YIELD TABLE
                                         (UNDER FEDERAL INCOME TAX LAW AND RATES FOR 2004)

The table below shows the approximate taxable bond yields which are equivalent to tax-exempt bond yields from 3% to 8% under federal income tax laws that apply to 2004. (Such yields may differ under the laws applicable to subsequent years.) Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for those investors who file individual returns.


While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax.


     SINGLE RETURN           JOINT RETURN        INCOME                                 TAX-EXEMPT YIELD
-----------------------  --------------------     TAX        ----------------------------------------------------------------------
              (TAXABLE INCOME)*                 BRACKET**        3%          4%          5%          6%          7%          8%
---------------------------------------------  ------------  ----------------------------------------------------------------------
         2004                    2004                                               EQUIVALENT TAXABLE YIELD

OVER     NOT OVER        OVER     NOT OVER
$      0-$  7,150        $      0-$ 14,300         10%         3.33%       4.44%       5.56%       6.67%        7.78%       8.89%
$  7,150-$ 29,050        $ 14,300-$ 58,100         15%         3.53%       4.71%       5.88%       7.06%        8.24%       9.41%
$ 29,050-$ 70,350        $ 58,100-$117,250         25%         4.00%       5.33%       6.67%       8.00%        9.33%      10.67%
$ 70,350-$146,750        $117,250-$178,650         28%         4.17%       5.56%       6.94%       8.33%        9.72%      11.11%
$146,750-$319,100        $178,650-$319,100         33%         4.48%       5.97%       7.46%       8.96%       10.45%      11.94%
$319,100 & Over          $319,100 & Over           35%         4.62%       6.15%       7.69%       9.23%       10.77%      12.31%


 * Net amount subject to Federal personal income tax after deductions and exemptions.
** Effective Federal Tax Bracket.

MFS(R) MUNICIPAL LIMITED MATURITY FUND


SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Municipal Limited Maturity Fund, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which it relates and (iii) identify the class and number of shares held by the shareholder.

IF YOU WANT MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST.

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy, on performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated September 1, 2004, provides more detailed information about the fund and is incorporated into this prospectus by reference.


YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: http://www.mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

    The fund's Investment Company Act file number is 811-2464

                                         --------------------------------------
                                         MFS(R) MUNICIPAL LIMITED MATURITY FUND
                                         --------------------------------------
                                         SEPTEMBER 1, 2004

[logo] M F S(R)                                         STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                               INFORMATION

A SERIES OF MFS SERIES TRUST IX
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors, but which is not necessarily included in the Fund's Prospectus dated September 1, 2004. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                                   MTL-SAI-9/04

STATEMENT OF ADDITIONAL INFORMATION

PART I

Part I of this SAI contains information that is particular to the Fund.

-----------------
TABLE OF CONTENTS
-----------------

                                                                           Page
I      Definitions .....................................................      3

II     Management of the Fund ..........................................      3

       The Fund ........................................................      3

       Trustees and Officers -- Identification and Background ..........      3

       Trustee Compensation and Committees .............................      3

       Affiliated Service Provider Compensation ........................      3

III    Sales Charges and Distribution Plan Payments ....................      4

       Sales Charges ...................................................      4

       Distribution Plan  Payments .....................................      4

IV     Portfolio Transactions and Brokerage Commissions ................      4

V      Share Ownership .................................................      4


VI     Investment Techniques, Practices, Risks and Restrictions ........      4


       Investment Techniques, Practices and Risks ......................      4

       Investment Restrictions .........................................      4


VII    Tax Considerations ..............................................      4

VIII   Independent Registered Public Accounting Firm and Financial
         Statements ....................................................      4


       Appendix A -- Trustee Compensation and Committees ...............    A-1

       Appendix B -- Affiliated Service Provider Compensation ..........    B-1

       Appendix C -- Sales Charges and Distribution Plan Payments ......    C-1

       Appendix D -- Portfolio Transactions and Brokerage Commissions ..    D-1

       Appendix E -- Share Ownership ...................................    E-1

I     DEFINITIONS

      "Trust" - MFS Series Trust IX, a Massachusetts business trust organized in 1985. The Trust was known as MFS Fixed Income Trust prior to January 18, 1995, and as Massachusetts Financial Bond Fund until its name was changed on January 7, 1992.

      "Fund" - MFS Municipal Limited Maturity Fund, a diversified series of the Trust. The Fund is the successor to MFS Municipal Limited Maturity Fund (formerly known as MFS Tax-Free Limited Maturity Fund until its name was changed on August 3, 1992) which was reorganized as a series of the Trust on September 7, 1993.

      "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

      "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" - MFS Service Center, Inc., a Delaware corporation.


      "Prospectus" - The Prospectus of the Fund, dated September 1, 2004, as amended or supplemented from time to time.


II    MANAGEMENT OF THE FUND

      THE FUND
      The Fund is a diversified series of the Trust. This means that, with respect to 75% of its total assets, the Fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if as a result more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government, its agencies or instrumentalities or to investments in other investment companies. The Trust is an open-end management investment company.

      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
      The identification and background of the Trustees and officers of the Trust are set forth in Appendix E to Part II.

      TRUSTEE COMPENSATION AND COMMITTEES
      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the committees of the Board of Trustees, is set forth in Appendix A to this Part I.

      AFFILIATED SERVICE PROVIDER COMPENSATION
      Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods, is set forth in Appendix B to this Part I.


        In connection with their deliberations with regard to approval of the Fund's current investment advisory agreement with MFS, the Trustees, including the non-interested Trustees, considered such information and factors as they believe, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Fund. Such factors may vary somewhat from year to year. During the past year, such factors included the following:

        Nature, Quality, Cost and Extent of Services. The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Trustees also considered the nature and extent of certain other services MFS performs on the Fund's behalf, including the securities lending programs and MFS' interaction with third party service providers, principally custodians and sub-custodians.


        Investment Record and Comparative Performance Data. The Trustees reviewed the Fund's investment performance as well as the performance of a peer group of funds.

        Expenses. The Trustees considered the Fund's advisory fee and expense ratios and and the advisory fee and expense ratios of a peer group of funds. Additionally, the Trustees considered the fee waivers and expense reimbursements agreed to by MFS and whether these arrangements may be changed without approval by the Trustees.

        Economies of Scale. The Trustees considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale.

        Profitability. The Trustees considered the level of MFS' profits with respect to the management of the Fund, including a review of MFS' methodology in allocating its costs to the management of the Fund. The Trustees considered the profits realized by MFS in connection with the operation of the Fund and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Fund.

        Personnel and Industry Conditions. The Trustees considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.

        Other Benefits. Taking into account the risks assumed by MFS, the Trustees considered the character and amount of other benefits received by MFS from serving as adviser of the Fund and from providing certain administrative services to the Fund, and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Fund. The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services.

        The non-interested Trustees were assisted in this process by their own independent legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interest of the Fund and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

      SALES CHARGES
      Sales charges paid in connection with the purchase and sale of Fund shares, for certain specified periods, are set forth in Appendix C to this Part I, together with the Fund's schedule of dealer reallowances.

      DISTRIBUTION PLAN PAYMENTS
      Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix C to this Part I.

IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
      Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix D to this Part I.


        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The value of securities purchased and the brokerage commissions paid by the Fund for research for its most recent fiscal year are set forth in Appendix D to this Part I. The Trustees (together with the Trustees of certain other MFS Funds) have directed the Adviser to allocate a total of $132,813 of commission business from certain MFS Funds (including the Fund) to Lynch, Jones & Ryan, Inc. as consideration for the annual renewal of certain publications provided by Lipper Inc. (which provide information useful to the Trustees in reviewing the relationship between the Fund and the Adviser.)


V     SHARE OWNERSHIP

      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix E to this Part I.


VI    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS


      INVESTMENT TECHNIQUES, PRACTICES AND RISKS
      The investment objective and principal investment policies of the Fund are described in the Prospectus.

        In pursuing its investment objective and investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI.

      INVESTMENT RESTRICTIONS
      The Fund has adopted certain investment restrictions which are described in Appendix F to Part II.


VII   TAX CONSIDERATIONS


      For a discussion of tax considerations, see Part II.


VIII  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

      Deloitte & Touche LLP are the Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

        The Fund's Financial Statements and Financial Highlights for the year ended April 30, 2004 are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.

-------------------
PART I - APPENDIX A
-------------------

    TRUSTEE COMPENSATION AND COMMITTEES
    The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Fund's Board of Trustees is set out below.

    TRUSTEE COMPENSATION TABLE
    ..........................................................................

                                                               TOTAL TRUSTEE
                                          TRUSTEE FEES        FEES FROM FUND
    TRUSTEE                               FROM FUND(1)      AND FUND COMPLEX(2)
    ---------------------------------------------------------------------------


    INTERESTED TRUSTEES
    Robert J. Manning(3)                       N/A                  N/A
    Robert C. Pozen(3)                         N/A                  N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                   $1,028              $196,868
    David H. Gunning(4)                      $  228                 N/A
    William R. Gutow                         $1,028              $196,868
    J. Atwood Ives                           $1,051              $207,969
    Amy B. Lane(4)                           $  228                 N/A
    Abby M. O'Neill(5)                       $  778              $189,682
    Lawrence T. Perera                       $1,050              $206,858
    William J. Poorvu                        $1,050              $207,969
    J. Dale Sherratt                         $1,044              $196,868
    Elaine R. Smith                          $1,022              $196,868
    Ward Smith(6)                            $1,016              $206,324

    ----------------
    (1) For the fiscal year ended April 30, 2004.
    (2) Information provided is provided for calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2002 of approximately $89.6 billion).
    (3) Messrs. Manning and Pozen became Trustees of the Fund on February 24, 2004.
    (4) Mr. Gunning and Ms. Lane became Trustees of the Fund effective January 27, 2004.
    (5) Ms. O'Neill retired as Trustee of the Fund on December 31, 2003.
    (6) Mr. Smith passed away on August 15, 2004.



COMMITTEES
.................................................................................................................................
                                NUMBER OF
                             MEETINGS IN LAST
NAME OF COMMITTEE              FISCAL YEAR                           FUNCTIONS                               MEMBERS(1)
--------------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE                5            Provides oversight with respect to the accounting and       Ives*, Lane,* Poorvu* and
                                            auditing procedures of the Fund and, among other things,    Sherratt*
                                            considers the selection of the independent accountants
                                            for the Fund and the scope of the audit, and considers
                                            the effect on the independence of those accountants of
                                            any non-audit services such accountants provide to the
                                            Fund and any audit or non-audit services such
                                            accountants provide to other MFS Funds, MFS and/or
                                            certain affiliates. The Committee is also responsible
                                            for the periodic review and approval of the Fund's
                                            custodial, transfer agency and administrative service
                                            fee arrangements, as well as for establishing procedures
                                            for the receipt, retention and treatment of complaints
                                            received by the Fund regarding accounting, internal
                                            accounting controls, or auditing matters and the
                                            confidential, anonymous submission of concerns regarding
                                            questionable Fund accounting matters by officers of the
                                            Fund and employees of the Fund's investment adviser,
                                            administrator, principal underwriter or any other
                                            provider of accounting-related services to the Fund

COMPLIANCE AND                 5            Responsible for oversight of the development and            Cohn*, Gunning*, Gutow*,
GOVERNANCE COMMITTEE                        implementation of the Fund's regulatory and fiduciary       Ives* (ex-officio member),
                                            compliance policies, procedures and practices under the     Lane and Sherratt*
                                            1940 Act and other applicable laws as well as oversight
                                            of compliance policies of the Fund's investment adviser
                                            and certain other service providers as they relate to
                                            Fund activities. The Fund's independent chief compliance
                                            officer, reports directly to the Committee and assists
                                            the Committee in carrying out its responsibilities. In
                                            addition, the Committee advises and makes
                                            recommendations to the Board on matters concerning
                                            Trustee practices and recommendations concerning the
                                            functions and duties of the committees of the Board.

CONTRACTS REVIEW               3            Requests, reviews and considers the information deemed      All non-interested Trustees
COMMITTEE                                   reasonably necessary to evaluate the terms of the           of the Board (Cohn, Gutow,
                                            investment advisory and principal underwriting              Ives, O'Neill, Perera,
                                            agreements and the Plan of Distribution under rule 12b-1    Poorvu, Sherratt and
                                            that the Fund proposes to renew or continue, and to make    E. Smith
                                            its recommendations to the full Board of Trustees on
                                            these matters.

NOMINATION AND                 5            Recommends qualified candidates to the Board in the         All non-interested Trustees
COMPENSATION                                event that a position is vacated or created. The            of the Board (Cohn, Gunning,
COMMITTEE                                   Committee is also responsible for making recommendations    Gutow, Ives, Lane, Perera,
                                            to the Board regarding any necessary standards or           Poorvu, Sherratt and
                                            qualifications for service on the Board. The Committee      E. Smith)
                                            also reviews and makes recommendations to the Board
                                            regarding compensation for the non-interested Trustees.

PORTFOLIO TRADING AND          5            Oversees the policies, procedures, and practices of the     Cohn*, Gunning*, Gutow*,
MARKETING REVIEW                            Funds with respect to brokerage transactions involving      Ives* (ex-officio member),
COMMITTEE                                   portfolio securities as those policies, procedures, and     Perera*, O'Neill* and
                                            practices are carried out by MFS and its affiliates. The    E. Smith*
                                            Committee also oversees the administration of the Funds'
                                            proxy voting policies and procedures by MFS. In
                                            addition, the Committee receives reports from MFS
                                            regarding the policies, procedures, and practices of MFS
                                            and its affiliates in connection with their marketing
                                            and distribution of shares of the Funds.

PRICING COMMITTEE              2            Oversees the determination of the value of the portfolio    Ives* (ex-officio member),
                                            securities and other assets held by the Fund and            Manning, Perera*, Poorvu*
                                            determines or causes to be determined the fair value of     and E. Smith*
                                            securities and assets for which market quotations are
                                            not "readily available" in accordance with the 1940 Act.
                                            The Committee delegates primary responsibility for
                                            carrying out these functions to MFS and MFS' internal
                                            valuation committee pursuant to pricing policies and
                                            procedures approved by the Committee and adopted by the
                                            full Board, which include methodologies to be followed
                                            by MFS to determine the fair values of portfolio
                                            securities and other assets held by the Fund for which
                                            market quotations are not readily available. The
                                            Committee meets periodically with the members of MFS'
                                            internal valuation committee to review and assess the
                                            quality of fair valuation and other pricing
                                            determinations made pursuant to the Fund's pricing
                                            policies and procedures, and to review and assess the
                                            policies and procedures themselves. The Committee also
                                            exercises the responsibilities of the Board under the
                                            Amortized Cost Valuation Procedures approved by the
                                            Board on behalf of each Fund which holds itself out as a
                                            "money market fund" in accordance with Rule 2a-7 under
                                            the 1940 Act.


    -------------------------------------------------------------------------------------------------------------------------------
    (1) The Trustees' Identification and Background are set forth in Appendix E to Part II.
      * Non-interested or independent Trustees.

-------------------
PART I - APPENDIX B
-------------------

    AFFILIATED SERVICE PROVIDER COMPENSATION
    ...............................................................................................................................


    The Fund paid compensation to its affiliated service providers over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix C.

                                                          PAID TO MFS FOR
                             PAID TO MFS      AMOUNT          GENERAL              PAID TO MFSC         AMOUNT         AGGREGATE
                            FOR ADVISORY      WAIVED       ADMINISTRATIVE          FOR TRANSFER         WAIVED       AMOUNT PAID TO
    FISCAL YEAR ENDED         SERVICES        BY MFS          SERVICES           AGENCY SERVICES*      BY MFSC        MFS AND MFSC
    -------------------------------------------------------------------------------------------------------------------------------
    April 30, 2004          $795,140         $295,206         $25,382                $427,731             $0           $1,118,253
    April 30, 2003           553,466          184,124          17,750                 186,522              0              757,738
    April 30, 2002           212,482          126,195           9,543                 84,369               0              306,394

    ----------------
    * In addition to the fees disclosed, the fund paid certain out-of-pocket expenses incurred by MFSC.


-------------------
PART I - APPENDIX C
-------------------

    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

    SALES CHARGES
    ................................................................................................................


    The following sales charges were paid during the specified periods:


                                          CLASS A INITIAL SALES CHARGES:                CDSC PAID TO MFD ON:

                                                     RETAINED       REALLOWED     CLASS A     CLASS B      CLASS C
    FISCAL YEAR END                    TOTAL          BY MFD       TO DEALERS      SHARES      SHARES       SHARES
    ----------------------------------------------------------------------------------------------------------------

    April 30, 2004                     $342,117        $20,288        $321,829        $89,425 $103,752       $41,488
    April 30, 2003                      315,806         38,923         276,883         31,611   81,500        31,885
    April 30, 2002                      159,161         22,471         136,690         18,267   12,281           907

    DEALER REALLOWANCES
    ................................................................................................................


    As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:
                                                                      DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                                               PERCENT OF OFFERING PRICE
    ----------------------------------------------------------------------------------------------------------------
        Less than $50,000                                                      2.25%
        $50,000 but less than $100,000                                         2.00%
        $100,000 but less than $250,000                                        1.75%
        $250,000 but less than $500,000                                        1.50%
        $500,000 but less than $1,000,000                                      1.25%
        $1,000,000 or more                                                  See Below*
    ----------------
    *A CDSC will apply to such purchases.

    DISTRIBUTION PLAN PAYMENTS
    ................................................................................................................


    During the fiscal year ended April 30, 2004, the Fund made the following Distribution Plan payments:


                                                           AMOUNT OF DISTRIBUTION AND SERVICE FEES:

    CLASS OF SHARES                                PAID BY FUND        RETAINED BY MFD       PAID TO DEALERS
    ----------------------------------------------------------------------------------------------------------------

    Class A Shares                                   $259,921              $ 10,209              $249,712
    Class B Shares                                    394,012               316,286                77,726
    Class C Shares                                    572,375                   157               572,218

    Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares and to cover MFD's distribution and shareholder servicing costs.


-------------------
PART I - APPENDIX D
-------------------

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ..........................................................................

    The following brokerage commissions were paid by the Fund during the specified time periods:

                                                       BROKERAGE COMMISSIONS
    FISCAL YEAR END                                         PAID BY FUND
    ------------------------------------------------------------------------

    April 30, 2004                                            $      0
    April 30, 2003                                            $      0
    April 30, 2002                                            $      0

    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ..........................................................................

    During the fiscal year ended April 30, 2004, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of April 30, 2004:

                                                       VALUE OF SECURITIES
    BROKER-DEALER                                      AS OF APRIL 30, 2004
    -----------------------------------------------------------------------

    None                                                  Not Applicable


    TRANSACTIONS FOR RESEARCH SERVICES
    ..........................................................................

    During the fiscal year ended April 30, 2004, the dollar amount of transactions for research services and commissions paid on transactions for research services by the Fund were as follows:

    DOLLAR AMOUNT                                         COMMISSIONS PAID
    OF TRANSACTIONS                                       ON TRANSACTIONS
    FOR RESEARCH SERVICES                              FOR RESEARCH SERVICES
    ------------------------------------------------------------------------
    None                                                        None

-------------------
PART I - APPENDIX E
-------------------

    SHARE OWNERSHIP

    OWNERSHIP BY TRUSTEES AND OFFICERS

    As of July 31, 2003, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

      The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and, on an aggregate basis, in all MFS funds overseen by the current Trustees, as of December 31, 2003.


      The following dollar ranges apply:

        N.  None
        A.  $1 - $10,000
        B.  $10,001 - $50,000
        C.  $50,001 - $100,000
        D.  Over $100,000

                                                               AGGREGATE DOLLAR
                                                               RANGE OF EQUITY
                                                               SECURITIES IN ALL
                                 DOLLAR RANGE OF EQUITY       MFS FUNDS OVERSEEN
    NAME OF TRUSTEE                SECURITIES IN FUND             BY TRUSTEE
    ----------------------------------------------------------------------------
    INTERESTED TRUSTEES

    Robert J. Manning(1)                   N                            D
    Robert C. Pozen(1)                     N(2)                         D(2)

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                 N                            D
    David H. Gunning(3)                    N(2)                         D(2)
    William R. Gutow                       N                            D
    J. Atwood Ives                         B                            D
    Amy B. Lane(2)                         N(2)                         N(2)
    Lawrence T. Perera                     A                            D
    William J. Poorvu                      N                            D
    J. Dale Sherratt                       N                            D
    Elaine R. Smith                        A                            D

    ----------------
    (1) Messrs. Manning and Pozen became Trustees of the Fund on February 24, 2004.
    (2) As of March 31, 2004.
    (3) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27,
        2004.

    25% OR GREATER OWNERSHIP
    The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of July 31, 2004, and are therefore presumed to control the Fund. All holdings are of record unless indicated otherwise.


                                             JURISDICTION OF
                                              ORGANIZATION          PERCENTAGE
    NAME AND ADDRESS OF INVESTOR              (IF A COMPANY)         OWNERSHIP
    --------------------------------------------------------------------------
          None


    5% OR GREATER OWNERSHIP OF SHARE CLASS
    The following table identifies those investors who own 5% or more of any class of the Fund's shares as of July 31, 2004. All holdings are of record unless indicated otherwise.


    NAME AND ADDRESS OF INVESTOR OWNERSHIP                       PERCENTAGE
    ..........................................................................


    Merrill Lynch, Pierce, Fenner & Smith, Inc.                8.92% of class A
    For the Sole Benefit of Its Customers                     31.62% of class B
    4800 Deer Lake Drive E.                                   41.47% of class C
    Jacksonville, FL 32246-6484
    ..........................................................................

    Citigroup Global Markets Inc.                              6.34% of class B
    333 W. 34th Street
    New York, NY 10001-2403
    ..........................................................................

STATEMENT OF ADDITIONAL INFORMATION
PART II


Part II of this SAI, updated through July 1, 2004, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


-----------------
TABLE OF CONTENTS
-----------------

                                                                          PAGE
I    Management of the Fund ...............................................    1
     Trustees/Officers ....................................................    1
     Investment Adviser ...................................................    1
     Administrator ........................................................    2
     Custodian ............................................................    2
     Shareholder Servicing Agent ..........................................    3
     Distributor ..........................................................    3
     Program Manager ......................................................    3
     Code of Ethics .......................................................    3
II   Principal Share Characteristics ......................................    3
     Class A, Class 529A and Class J Shares ...............................    3
     Class B, Class 529B, Class C, Class 529C, Class R1, Class R2
     and Class I Shares ...................................................    4
     Waiver of Sales Charges ..............................................    4
     Financial Adviser Commissions and Concessions ........................    4
     General ..............................................................    4
III  Distribution Plan ....................................................    5
     Features Common to Each Class of Shares ..............................    5
     Features Unique to Each Class of Shares ..............................    6
IV   Investment Techniques, Practices, Risks and Restrictions..............    7
V    Net Income and Distributions .........................................    7
     Money Market Funds ...................................................    7
     Other Funds ..........................................................    7
VI   Tax Considerations ...................................................    7
     Taxation of the Fund .................................................    8
     Taxation of Shareholders .............................................    8
     Special Rules for Municipal Fund Distributions .......................   10
     Special Considerations for 529 Share Classes .........................   11
VII  Portfolio Transactions and Brokerage Commissions .....................   12
VIII Determination of Net Asset Value .....................................   13
     Money Market Funds ...................................................   13
     Other Funds ..........................................................   13
IX   Shareholder Services .................................................   13
     Investment and Withdrawal Programs ...................................   13
     Exchange Privilege ...................................................   16
     Tax-Deferred Retirement Plans ........................................   17
     Qualified Tuition Programs ...........................................   18
     Information Available to Shareholders ................................   18
X    Description of Shares, Voting Rights and Liabilities .................   18
     Appendix A -- Waivers of Sales Charges ...............................  A-1
     Appendix B -- Financial Adviser Commissions and Concessions ..........  B-1
     Appendix C -- Investment Techniques, Practices and Risks .............  C-1
     Appendix D -- Description of Bond Ratings ............................  D-1
     Appendix E -- Trustees and Officers -- Identification and Background .  E-1
     Appendix F -- Investment Restrictions ................................  F-1
     Appendix G -- Proxy Voting Policies and Procedures ...................  G-1

I     MANAGEMENT OF THE FUND

      TRUSTEES/OFFICERS
      BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.


      TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred retirement benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


        Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

      INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

      INVESTMENT ADVISER
      The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (an insurance company).


      INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.


        The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

        The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

        The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

        The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.


        The Adviser is free to render investment and/or other services to others. Whenever the Fund and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause the Fund to pay a financial adviser a higher commission than another financial adviser might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the financial adviser. For more information about the Fund's investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.


      ADMINISTRATOR

      MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets. Until March 31, 2004, each Fund paid MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                      0.0175%
        Next $2.5 billion                     0.0130%
        Next $2.5 billion                     0.0005%
        In excess of $7 billion               0.0000%

        Effective April 1, 2004, each Fund pays MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                      0.01120%
        Next $2.5 billion                     0.00832%
        Next $2.5 billion                     0.00032%
        In excess of $7 billion               0.00000%

        In addition, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.


      CUSTODIAN

      State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

      SHAREHOLDER SERVICING AGENT
      MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designed to achieve a target pre-tax annual profit margin of 10% (with a minimum and maximum pre-tax annual profit margin of 8% and 12%, respectively). Taking into account this goal, each Fund pays MFSC a fee based on its average daily net assets equal to:
      0.11% for the period from January 1, 2004 through March 31, 2004; 0.10% for the period from April 1, 2004 through June 30, 2004; and 0.0861% for the period from July 1, 2004 through December 31, 2004. Thereafter, the fee will be established upon agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

        In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide recordkeeping, reporting, processing, and other shareholder services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party.

        MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

      DISTRIBUTOR

      MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

      PROGRAM MANAGER
      MFD serves as program manager for a qualified tuition program under
      Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs.

      CODE OF ETHICS

      The Fund and its Adviser and Distributor have each adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the Securities and Exchange Commission (the "SEC"). The code can be reviewed and copied at the:

           Public Reference Room
           Securities and Exchange Commission
           Washington, D.C. 20549-0102

      Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The code also is available on the EDGAR Database on the Commission's internet website at http:// www.sec.gov, and copies of the code may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II    PRINCIPAL SHARE CHARACTERISTICS


      Set forth below is a description of Class A, 529A, B, 529B, C, 529C, R1, R2, I and J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.


        The term "financial adviser" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.


      CLASS A, CLASS 529A AND CLASS J SHARES

      MFD acts as a distributor in selling Class A, 529A and J shares of the Fund to financial advisers. The public offering price of Class A, 529A and J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, 529A and J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

        In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:


      o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

          > the plan had established an account with MFSC; and

          > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

              + The employer had at least 25 employees; or

              + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;


          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

          > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investments in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

          > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

          > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
            PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if


          > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

          > The plan records are maintained on a pooled basis by MFSC; and

          > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


      CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R1, CLASS R2, AND CLASS I SHARES

      MFD acts as distributor in selling Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

      WAIVER OF SALES CHARGES

      In certain circumstances, the initial sales charge imposed upon purchases of Class A and 529A shares and the CDSC imposed upon redemptions of Class A, B, C, 529B and 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.

      FINANCIAL ADVISER COMMISSIONS AND CONCESSIONS
      MFD pays commissions and provides concessions to financial advisers that sell Fund shares. These financial adviser commissions and concessions are described in Appendix B of this Part II.


      GENERAL

      Neither MFD nor financial advisers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial advisers. MFD may benefit from its temporary holding of funds paid to it by financial advisers for the purchase of Fund shares.


III   DISTRIBUTION PLAN


      RULE 12B-1 PLAN
      The Trustees have adopted a Distribution Plan for Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R1, Class R2, and Class J shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.


        The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.

        In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

      FEATURES COMMON TO EACH CLASS OF SHARES
      There are features of the Distribution Plan that are common to each Class of shares, as described below.


      SERVICE FEES -- The Distribution Plan provides that the Fund may pay
      MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate financial advisers which enter into an agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the financial adviser with respect to shares of the Designated Class owned by investors for whom such financial adviser is the financial adviser or holder of record or for whom the financial adviser provides such services. MFD may from time to time reduce the amount of the service fees paid to financial advisers. Financial advisers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no financial adviser of record, for which payment of the service fee to financial advisers has been reduced, or for which qualification standards have not been met.

      DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to financial advisers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.


      OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

        The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

      FEATURES UNIQUE TO EACH CLASS OF SHARES
      There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.


      CLASS A AND CLASS 529A SHARES -- Class A and 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial adviser making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial adviser also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial advisers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution- related expenses or other distribution-related expenses.

      CLASS B AND CLASS 529B SHARES -- Class B and 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial advisers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial advisers become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

        Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial advisers upon purchase of Class B and 529B shares).

      CLASS C AND CLASS 529C SHARES -- Class C and 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial advisers of up to 1.00% of the purchase price of Class C or 529C shares purchased through financial advisers at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial advisers, MFD will retain the 1.00% per annum Class C or 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial advisers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

        This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial advisers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial advisers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or 529C shares, respectively.

      CLASS R1 AND CLASS R2 SHARES -- Class R1 and R2 shares are offered at net asset value without an initial sales charge or CDSC. Class R1 and R2 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay an up front commission from the Class R1 and R2 distribution fee and may pay the ongoing service fee to the financial adviser making the sale or providing certain services to the retirement plan.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R1 and R2 shares, respectively. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.50% per annum of the average daily net assets of the Fund attributable to Class R1 and R2 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

      CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial adviser making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial adviser also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.


IV    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V     NET INCOME AND DISTRIBUTIONS

      MONEY MARKET FUNDS
      The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

        For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

        Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

        It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

      OTHER FUNDS
      Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI    TAX CONSIDERATIONS

      The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

      TAXATION OF THE FUND
      FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its investment company taxable income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

      MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

      TAXATION OF SHAREHOLDERS

      TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Certain distributions of ordinary dividends to a non-corporate shareholder of the Fund may qualify as "qualified dividend income," provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections (described below). Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the Fund. If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, consists of "qualified dividend income," the Fund may designate, and the Fund's non-corporate shareholders may then treat, all of those distributions as "qualified dividend income" if the shareholders satisfy certain holding period requirements and refrain from making certain elections. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. Stock is considered readily tradable on an established U.S. securities market if that stock, or an American Depository Receipt (an ADR) with respect to that stock, is listed on certain securities exchanges or on the Nasdaq Stock Market. "Passive foreign investment companies," "foreign personal holding companies" and "foreign investment companies" will not be treated as "qualified foreign corporations" for these purposes.

        In order for some portion of the dividends received by a shareholder of the Fund to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.


        Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.


        Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.


        Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

      DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

      DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

      U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

      BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

      FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

      STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.


      CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
      Section 514(b). If a charitable remainder trust (as defined in Code
      Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.


      OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. These special rules may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

      FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

        If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

      SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
      The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

      TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.


      TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.


      CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED
      TAX- EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

      CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

      CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

      STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
      The following special considerations apply specifically to the ownership of a Fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.

        The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

        Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

      TAX SHELTER REPORTING -- Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII   PORTFOLIO TRANSACTIONS AND

      BROKERAGE COMMISSIONS
      Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.


        In connection with the selection of brokers or dealers, and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

        In the case of securities traded in the over-the-counter market, the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution may be available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are in effect recaptured by the MFS Funds.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms or either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.


        Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage and research services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing such brokerage and research services.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).


        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund and the Adviser's other clients.

        The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid, by an amount which cannot be currently determined. The Research received is useful and of value to the Adviser in serving both the Fund and other clients of the Adviser. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


        In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


        Certain Funds have entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of State Street Bank and Trust Company, one of the Fund's Custodians, under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Funds, including the Funds' custodian fees. In addition, the Funds' have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent.

        In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


VIII  DETERMINATION OF NET ASSET VALUE


      The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. The MFS Government Money Market Fund also determines its net asset value as of 8:30 a.m. Eastern time on each day the Exchange is open for business.


      MONEY MARKET FUNDS

      Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees of such Fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments that the Adviser under the supervision of the Fund's Board of Trustees determines present minimal credit risks, and that are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Fund's Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees that oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist that may result in a material dilution or other unfair result to investors or existing shareholders, it may take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.


      OTHER FUNDS

      The following valuation techniques apply to each MFS Fund that is not a money market fund.

        Equity securities held by a Fund are valued at their market value when market quotations are readily available. Debt securities held by a Fund are valued based on information furnished by an independent pricing service or readily available market quotations. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.


IX    SHAREHOLDER SERVICES

      INVESTMENT AND WITHDRAWAL PROGRAMS

      The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial adviser or if your investment in the Fund is made through a retirement plan or 529 tuition program.

      LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The gross amount of the shareholder's investment (which includes the amount of the sales charge paid) will apply towards the Letter of Intent commitment. Shareholders may combine certain accounts of a spouse (or legal equivalent under state law) and their children under the age of 21 for purposes of meeting this commitment amount. Accounts eligible for linking under the Letter of Intent include individual accounts, joint accounts, bona fide trusts where the shareholder, spouse or child under 21 is grantor, MFS 529 College Savings Plan accounts, single-participant retirement plan accounts and accounts held in the name of a financial adviser (excluding accounts held in omnibus arrangements); provided, however, that your financial adviser must inform MFSC when to combine eligible accounts held in its name with accounts held with MFSC in your name directly. The shareholder or his or her financial adviser must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months (or 36 months in the case of purchases of Class A shares of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, the shareholder will pay the increased amount of the sales charge as described in the Prospectus. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the financial adviser stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


        Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

        If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


      RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A or 529A shares when the shareholder's new investment, together with the current offering price value of all holdings of Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares of that shareholder, including the shareholder's spouse (or legal equivalent under state law) and children under 21, in the MFS Funds or MFS Fixed Fund reaches a discount level; provided, however, that non-omnibus accounts held in the name of a financial adviser may not be aggregated with individual shareholder accounts for purposes of the Right of Accumulation discount unless the financial adviser informs MFSC when to combine certain eligible accounts. See "Description of Share Classes" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide his or her financial adviser or MFSC (or the shareholder's financial adviser must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made, which may include account statements of accounts held at other financial advisers.


      SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this provilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


      DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


      SYSTEMATIC WITHDRAWAL PLAN -- Except with respect to the 529 share classes, a shareholder may direct MFSC to send the shareholder (or anyone the shareholder designates) regular periodic payments based upon the value of the shareholder's account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


      INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of the shareholder's financial adviser must be included with each investment.

      GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or 529A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the financial adviser to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial adviser, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


      AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


        Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial adviser or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.


        A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

      REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge). For shareholders who exercise this privilege after redeeming Class A, Class C or Class 529C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new Class A, Class C or Class 529C shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares redeemed.

        Shareholders who redeem Class B or Class 529B shares and then exercise their 90-day reinstatement privilege may reinvest their redemption proceeds in Class A or Class 529A shares, in which case the Class A or Class 529A shares purchased will not be subject to a front-end sales charge or a CDSC, but if you paid a CDSC when you redeemed your Class B or Class 529B shares, your account will not be credited with the CDSC you paid.

        In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

      EXCHANGE PRIVILEGE
      Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.


      EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares. For exchanges into and from the MFS Government Money Market Fund, the net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m.) will be used (as opposed to the net asset value determined as of 8:30 a.m.).


      EXCHANGES INVOLVING AN MFS MONEY MARKET FUND -- Class A, I, 529A, R1 and R2 shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

      EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, C, R1 and R2 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, C, R1 and R2 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privilege). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, 529B or 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under
      Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.


      GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial adviser or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of participants in MFS Serviced Plans) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses). Financial advisers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile or electronic means subject to the requirements set forth above.

        Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial advisers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.


        Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

      TAX-DEFERRED RETIREMENT PLANS

      Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through financial advisers, plans and/or custody agreements, the following:


        o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

        o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

        o Simplified Employee Pension (SEP-IRA) Plans;

        o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

        o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

        o Certain other qualified pension and profit-sharing plans.


        The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.


        An investor should consult with his or her tax adviser before establishing any of the tax-deferred retirement plans described above.

        For those Funds that do not offer Class R1 and R2 shares, Class C shares are not generally available (subject to policies adopted by MFD from time to time) for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). See the Fund's prospectus for details.


        MFS and its affiliates provide recordkeeping services to MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer the following share classes to MFS Serviced Plans based upon the following investment thresholds:

      PLAN INVESTMENTS                              AVAILABLE SHARE CLASS
      ----------------                              ---------------------

      Between $0 and $1 million                     Class C shares
      Between $1 million and $10 million            Class R1, R2 shares
      Over $10 million                              Class A shares

        Plan assets are determined at the time of purchase, either alone or in aggregate with other plans maintained with the MFS Funds by the same plan sponsor, and must be at the time of investment, or within a reasonable period of time, as determined by MFD in its sole discretion, within the applicable asset thresholds described above. MFS may waive or change these criteria from time to time at its discretion.

        Purchases of Class R1 shares by retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement (these other plans being referred to as "Investment Only Plans") are generally subject to a minimum investment amount of $1 million. Class R2 shares are not available for sale to Investment Only Plans.

      QUALIFIED TUITION PROGRAMS

      Class 529A, 529B and 529C shares are only offered in conjunction with qualified tuition programs established in accordance with Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, 529B or 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.

      INFORMATION AVAILABLE TO SHAREHOLDERS
      The Fund will make available to shareholders, upon reasonable request, information on its portfolio holdings and capital gain and loss positions in accordance with its operating policies concerning the release of such information, which may be changed at any time at the discretion of the Fund without notice to shareholders.

X     DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

        Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

        Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

        The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

        The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

        Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

        The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

        The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

        The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
1.   WAIVERS  FOR  PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE
     FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES
     ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------

     A. 401(a) PLANS AND ESP PLANS**

-----------------------------------------------------------------------------------------------------------------------------------
     o To the extent that redemption proceeds are used to pay expenses (or certain                         x         x         x
       participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees).

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares purchased or redeemed representing transfers from, or transfers to, plan           x         x         x         x
       investments other than the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired pursuant to repayments by retirement plan participants of loans from      x         x         x         x
       401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------

     o By a retirement plan which established an account with MFSC between July 1, 1996 and                          x
       December 31, 1998.

-----------------------------------------------------------------------------------------------------------------------------------
     o By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper                         x
       Plus product and which established its account with MFSC on or after January 1, 1999
       (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998 and before December 31, 2002). A plan with a pre- existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers from a single account maintained for a 401(a) Plan to multiple accounts                   x         x         x
       maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
     B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     o All MFS Serviced Plans.                                                                                                 x
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers due to the eligibility of an MFS Serviced Plan to move its investment into a    x         x         x         x
       new share class because its Plan asset size has met certain eligibility criteria established from time to time by MFD.
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfer to rollover IRA from an MFS Serviced Plan.                                       x                             x
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes  corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

-----------------------------------------------------------------------------------------------------------------------------------
     o Reinvestment of Redemption Proceeds from Class B Shares                                   x         x

         > Shares acquired by a retirement plan whose account application was received by
           MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the
           MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

         > Shares acquired by a retirement plan whose account application was received by
           MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.

-----------------------------------------------------------------------------------------------------------------------------------
2.   WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
     A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     o Where the retirement plan and/or sponsoring organization demonstrates to the              x         x
       satisfaction of, and certifies to, MFSC that the retirement plan (or multiple plans maintained by the same plan sponsor) has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more (applies only when the certification was received by MFSC on or prior to March
       30, 2001) or $1,000,000 or more (applies only when the certification is received by
       MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS
       Funds and aggregate assets of at least $10 million; provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or
       (b) with respect to plans which establish an account with MFSC prior to November 1,
       1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.
-----------------------------------------------------------------------------------------------------------------------------------
3.   WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     o Death, disability or retirement of 401(a) or ESP Plan participant, or death or                      x         x         x
       disability of IRA owner, SRO Plan Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
     o Eligible participant distributions, such as distributions due to death, disability,                 x         x         x
       financial hardship, retirement and termination of employment from nonqualified deferred compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
     o Loan from 401(a) or ESP Plan.                                                                       x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as                  x         x         x
       amended from time to time) for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------

     o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a                  x         x         x
       termination of the Plan).

-----------------------------------------------------------------------------------------------------------------------------------
     o Tax-free return of excess 401(a) Plan, ESP Plan or IRA contributions.                               x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of              x         x         x
       the MFS Funds for more than 10 years from the later to occur of (i) January 1, 1993 or
       (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the
       MFS Funds. The sales charges will be waived in the case of a redemption of all of the
       401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or
       ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the
       MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS
       Funds, in which case the sales charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------

     o Distributions made on or after the IRA owner, ESP participant, SRO Plan participant or              x
       401(a) Plan participant has attained the age of 591/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
     o Certain involuntary redemptions and redemptions in connection with certain automatic                x         x         x
       withdrawals from a 401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
     o Distributions made on or after the IRA owner or the 401(a), ESP, SRO or SAR-SEP Plan                x         x         x
       participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

-----------------------------------------------------------------------------------------------------------------------------------
     B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers to an IRA rollover account where any sales charges with respect to the                    x         x         x
       shares being reregistered would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
     C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

     o Shares acquired by retirement plans or trust accounts whose third party administrators    x         x
       or financial advisers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

-----------------------------------------------------------------------------------------------------------------------------------
     D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by an IRA owner if: (i) the purchase represents the timely rollover of    x         x
       distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
-----------------------------------------------------------------------------------------------------------------------------------
4.   WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
     A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired on behalf of a group, association or employer sponsored plan, pursuant    x         x         x         x
       to guidelines created by MFD from time to time.
-----------------------------------------------------------------------------------------------------------------------------------
     B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, B AND C SHARES
-----------------------------------------------------------------------------------------------------------------------------------
     o The initial sales charge imposed on purchases of Class 529 shares, and the CDSC           x         x         x         x
       imposed on certain redemptions of Class A, B and C shares, are waived where Class
       529A, 529B and 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, B and C shares, respectively, of the same Fund; provided however, that any applicable CDSC liability on the Class B or C shares redeemed will carry over to the Class 529B or 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or 529C shares will be measured from the date of original purchase of the Class B or C shares redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
     C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by 529 tuition programs whose sponsors or administrators have entered     x         x
       into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
     D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed where the redemption proceeds are used to pay for qualified higher                  x         x         x
       education expenses, which may include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.
-----------------------------------------------------------------------------------------------------------------------------------
     E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed where the account beneficiary has received a scholarship, up to the                 x         x         x
       amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
     F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on account of the death of the 529 plan account beneficiary if the                            x         x
       shares were held solely for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
5.   OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired through dividend or capital gain reinvestment.                            x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by automatic reinvestment of distributions of dividends and capital       x         x         x         x
       gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------

     B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by officers, eligible directors, employees (including retired             x         x         x         x
       employees) and agents of MFS, Sun Life or any of their subsidiary companies.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by trustees and retired trustees of any investment company for which      x         x         x         x
       MFD serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by employees, directors, partners, officers and trustees of any           x         x         x         x
       sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------

     o Shares acquired by employees or registered representatives of financial advisers.         x         x         x         x

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by certain family members of any such individual identified above and     x         x         x         x
       their spouses or domestic partners, and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.       x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's                 x         x         x
       account.
-----------------------------------------------------------------------------------------------------------------------------------
     D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by certain bank trust departments or law firms acting as trustee or       x         x
       manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
     E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
     o The initial sales charge imposed on purchases of Class A shares and the contingent        x         x
       deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS
       Funds.
-----------------------------------------------------------------------------------------------------------------------------------
     F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
     o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per                         x         x
       year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.
-----------------------------------------------------------------------------------------------------------------------------------
     G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on the account of the death of the account owner (e.g., shares                                x         x
       redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
     H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on account of the disability of the account owner if shares are held                          x         x
       either solely or jointly in the disabled individual's name in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
     I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by investments through certain dealers (including registered              x         x
       investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket"
       account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
     J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by insurance company separate accounts.                                   x         x
-----------------------------------------------------------------------------------------------------------------------------------
     K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed from TA Plans or bank trust client accounts where MFS has not paid an                                   x
       up front commission with respect to the sale of the shares, provided that the TA Plan or bank trust arrangement meets certain conditions established from time to time by
       MFS.

* Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

--------------------
PART II - APPENDIX B
--------------------


    FINANCIAL ADVISER COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial advisers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial advisers. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.


    CLASS A, 529A AND J SHARES

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, 529A and J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial advisers, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the financial adviser reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial advisers an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial advisers on new investments made through such financial advisers as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ----------------------------------------------------------

    1.00%                    On the first $2,000,000, plus
    0.80%                    Over  $2,000,000  to  $3,000,000, plus
    0.50%                    Over  $3,000,000  to $50,000,000, plus
    0.25%                    Over $50,000,000


      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial advisers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.


      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial advisers on new investments made through such financial advisers as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS      CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------


    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000


      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial advisers with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial advisers which are designed to maximize the commissions paid by MFD to financial advisers.


    CLASS B AND 529B SHARES

    For purchases of Class B and 529B shares, MFD will pay commissions to financial advisers of 3.75% of the purchase price of Class B and 529B shares purchased through financial advisers. MFD will also advance to financial advisers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial adviser upon the sale of Class B and 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial advisers equal to 3.00% of the amount purchased through such financial advisers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.


      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial advisers, but instead pays an amount to financial advisers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C AND 529C SHARES

    Except as noted below, for purchases of Class C and 529C shares, MFD will pay financial advisers 1.00% of the purchase price of Class C and 529C shares purchased through financial advisers, in which case the financial advisers will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.

      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial adviser, but instead pays an amount to the financial adviser up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.

      For purchases of Class C shares by an Alliance Plan (see definition below under Class R1 and R2 shares), MFD will pay commissions to the financial adviser under either option discussed above at the financial adviser's discretion.


    CLASS R1 AND R2 SHARES

    For purchases of Class R1 and R2 shares, the following commission/payment options are available for financial advisers:


    CLASS R1                     OPTION A      OPTION B      OPTION C
    --------                     --------      --------      --------
    o MFS Serviced Plans            x             x            N/A
    o Alliance Plans               N/A            x             x
    o Investment Only Plans        N/A            x            N/A

    CLASS R2*
    ---------
    o MFS Serviced Plans           N/A            x            N/A
    o Alliance Plans               N/A            x            N/A

    ----------
    * Not available to Investment Only Plans


    OPTION A
    --------

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS        CUMULATIVE PURCHASE AMOUNT
    ---------------------------------------------------------------------


    1.00%                        On the first $1,000,000 to $4,000,000,
                                 plus
    0.50%                        Over $4,000,000 to $25,000,000, plus
    0.25%                        Over $25,000,000


      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial advisers under this option with respect to a shareholder's new investment in class R1 shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial advisers which are designed to maximize the commissions paid by MFD to financial advisers.


    OPTION B
    --------

      Payments made by the Fund under its Rule 12b-1 plan for Class R1 or R2 shares equaling up to 0.50% per annum of the average daily net assets of the Fund attributable to the account, payable at the rate of up to 0.125% at the end of each quarter, in arrears.

    OPTION C
    --------


      Payment of 0.60% of the purchase price of Class R1 shares, in which case the financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.


    GENERAL
    -------

      MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service.

      Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

      Investment Only Plans are defined as retirement plans which are not MFS Serviced Plans or Alliance Plans.


    ADDITIONAL FINANCIAL ADVISER COMMISSIONS/
    CONCESSIONS
    Financial advisers may receive different compensation with respect to sales of Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C and Class J shares. In addition, from time to time, MFD may pay financial advisers 100% of the applicable sales charge on sales of Class A, Class 529A and Class J shares of certain specified Funds sold by such financial adviser during a specified sales period. MFD also may make additional payments to financial advisers out of its own assets under the categories described below. These categories are not mutually exclusive, and a single financial adviser may receive payments under all four categories.

    MARKETING SUPPORT PAYMENTS
    MFD may make payments to key financial advisers that are holders or financial advisers of record for accounts in one or more of the Funds. A financial adviser's marketing support services may include business planning assistance, educating financial adviser personnel about the MFS funds and shareholder financial planning needs, placement on the financial adviser's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the financial adviser. MFD compensates financial advisers differently depending upon, among other factors, the level and/or type of marketing support provided by the financial adviser. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs). As of June 17, 2004, the financial advisers to which MFD anticipates making payments under this category are Merrill Lynch, Pierce, Fenner and Smith, Inc., Citigroup Global Markets Holdings, Inc., UBS Financial Services, Inc., A.G. Edwards & Co., American Express Financial Advisors, Wachovia Securities, ING Network, Cuna Brokerage Services, H.D. Vest, Commonwealth Financial Network, RBC Dain Rauscher, Citicorp Investment Services and Securities America, Inc. (and such firm's respective affiliates). Any additions, modifications or deletions to the financial advisers identified in the previous sentence that have occured since that date are not reflected. Effective June 17, 2004, in the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS's retail mutual funds, and 0.05% of the total assets attributable to that financial adviser, on an annual basis. In addition, marketing support payments are made under an existing agreement with Linsco/Private Ledger Corp. ("LPL"). Marketing support payments under this agreement are not subject to the above limitations, but will not exceed 0.15% of the average total MFS Fund net assets attributable to brokerage accounts held with LPL, on an annual basis.

    PROGRAM SERVICING PAYMENTS
    MFD also may make payments to certain financial advisers that sell MFS
    Fund shares through programs such as retirement plans or qualified tuition programs. A financial adviser may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement program services may include services rendered to a plan in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Qualified tuition program services may include services related to administration of the program (such as plan level compliance, audit, account reconciliation, etc.), or participant recordkeeping, reporting and processing. Payments generally will not exceed 0.25% of the total assets in the program, on an annual basis.

    PROCESSING SUPPORT PAYMENTS
    MFD also may make payments to certain financial advisers that sell MFS
    Fund shares to help offset their costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial adviser, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial adviser's mutual fund trading system.

    OTHER CASH PAYMENTS
    From time to time, MFD, at its expense, may provide additional compensation to financial advisers which sell or arrange for the sale of shares of the Fund. Such compensation provided by MFD may include financial assistance to financial advisers that enable MFD to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial adviser- sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD guidelines and applicable law. These payments may vary depending upon the nature of the event.

      You can ask your financial adviser for information about any payments it receives from MFD and any services provided.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.


      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association
    (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.


      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.


      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.


      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

      These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

      The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are not supported by the full faith and credit of the U.S. Government but are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.


      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar- denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this
    Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
    (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS

    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.


      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
    Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

--------------------
PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.


    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

--------------------
PART II - APPENDIX E
--------------------

                                                         MFS FUNDS BOARD

                                      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND


The Trustees and Officers of the Trust are listed below, together with their principal occupations during the past five years.
(Their titles may have varied during that period.) Their business address is 500 Boylston Street, Boston, MA 02116.



--------------------------------------------------------------------------------------------------------------------------------
                           POSITION(s) HELD    TRUSTEE/OFFICER                PRINCIPAL OCCUPATIONS & OTHER
NAME, DATE OF BIRTH           WITH FUND             SINCE+              DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)        Trustee and President   February 2004        Massachusetts Financial Services Company, Chief Executive
(born 10/20/63)                                                          Officer, President, Chief Investment Officer and Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Robert C. Pozen(3)          Trustee                 February 2004        Massachusetts Company, Chairman Financial Services (since
(born 08/08/46)                                                          February 2004); Harvard Law School (education), John Olin
                                                                         Visiting Professor (since July 2002); Secretary of
                                                                         Economic Affairs, The Commonwealth of Massachusetts
                                                                         (January 2002 to December 2002); Fidelity Investments,
                                                                         Vice Chairman (June 2000 to December 2001); Fidelity
                                                                         Management & Research Company (investment adviser),
                                                                         President (March 1997 to July 2001); The Bank of New York
                                                                         (financial services), Director; Bell Canada Enterprises
                                                                         (telecommunications), Director; Telesat (satellite
                                                                         communications), Director

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------

J. Atwood Ives              Trustee and Chair of    February 1992        Private investor; KeySpan Corporation (energy related
(born 05/01/36)             Trustees                                     services), Director; Eastern Enterprises (diversified
                                                                         services company), Chairman, Trustee and Chief Executive
                                                                         Officer (until November 2000)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Cohn, M.D.      Trustee                 August 1993          Brigham and Women's Hospital, Chief of Cardiac Surgery;
(born 03/11/37)                                                          Harvard Medical School, Professor of Surgery

-----------------------------------------------------------------------------------------------------------------------------------
David H. Gunning            Trustee                 January 2004         Cleveland-Cliffs Inc. (mining products and service
(born 05/30/42)                                                          provider), Vice Chairman/ Director (since April 2001);
                                                                         Encinitos Ventures (private investment company), Principal
                                                                         (1997 to April 2001); Lincoln Electric Holdings, Inc.
                                                                         (welding equipment manufacturer), Director; Southwest Gas
                                                                         Corporation (natural gas distribution company), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
William R. Gutow            Trustee                 December 1993        Private investor and real estate consultant; Capitol
(born 09/27/41)                                                          Entertainment Management Company (video franchise), Vice
                                                                         Chairman

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Amy B. Lane                 Trustee                 January 2004         Retired; Merrill Lynch & Co., Inc., Managing Director,
(born 02/08/53)                                                          Investment Banking Group (1997 to February 2001); Borders
                                                                         Group, Inc. (book and music retailer), Director; Federal
                                                                         Realty Investment Trust (real estate investment trust),
                                                                         Trustee
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera          Trustee                 July 1981            Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
William J. Poorvu           Trustee                 August 1982          Private investor; Harvard University Graduate School of
(born 04/10/35)                                                          Business Administration, Class of 1961 Adjunct Professor
                                                                         in Entrepreneurship Emeritus; CBL & Associates Properties,
                                                                         Inc. (real estate investment trust), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt            Trustee                 August 1993          Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                          specialists), President; Wellfleet Investments (investor
                                                                         in health care companies), Managing General Partner (since
                                                                         1993); Cambridge Nutraceuticals (professional nutritional
                                                                         products), Chief Executive Officer (until May 2001)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Elaine R. Smith             Trustee                 February 1992        Independent health care industry consultant
(born 04/25/46)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Ward Smith                  Trustee                 October 1992         Private investor
(born 09/13/30)

-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)        President and Trustee   February 2004        Massachusetts Financial Services Company, Chief Executive
(born 10/20/63)                                                          Officer, President, Chief Investment Officer and Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James R. Bordewick, Jr.(3)  Assistant Secretary and September 1990       Massachusetts Financial Services Company, Senior Vice
(born 03/06/59)             Assistant Clerk                              President and Associate General Counsel
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto(3)     Assistant Treasurer     May 2003             Massachusetts Financial Services Company, Vice President
(born 10/01/53)                                                          (since April 2003); Brown Brothers Harriman& Co., Senior
                                                                         Vice President (November 2002 to April 2003); ING Groep
                                                                         N.V./Aeltus Investment Management, Senior Vice President
                                                                         (prior to November 2002)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty(3)       Assistant Treasurer     August 2000          Massachusetts Financial Services Company, Vice President
(born 09/18/63)                                                          (since August 2000); UAM Fund Services, Senior Vice
                                                                         President (prior to August 2000)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Richard M. Hisey(3)         Treasurer               August 2002          Massachusetts Financial Services Company, Senior Vice
(born 08/29/58)                                                          President (since July 2002); The Bank of New York, Senior
                                                                         Vice President (September 2000 to July 2002); Lexington
                                                                         Global Asset Managers, Inc., Executive Vice President and
                                                                         Chief Financial Officer (prior to September 2000);
                                                                         Lexington Funds, Chief Financial Officer (prior to
                                                                         September 2000)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)           Assistant Treasurer     April 1997           Massachusetts Financial Services Company, Vice President
(born 11/13/57)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Frank L. Tarantino          Independent Chief       June 2004            CRA Business Strategies Group (consulting services),
(born 03/07/44)             Compliance Officer                           Executive Vice President (April 2003 to June 2004); David
                                                                         L. Babson & Co. (investment adviser), Managing Director,
                                                                         Chief Administrative Officer and Director (February 1997
                                                                         to March 2003)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James O. Yost(3)            Assistant Treasurer     September 1990       Massachusetts Financial Services Company, Senior Vice
(born 06/12/60)                                                          President
-----------------------------------------------------------------------------------------------------------------------------------

(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.


The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every 5 years thereafter to elect Trustees. Each
Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.


--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

        (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

        (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS HIGH INCOME FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS GOVERNMENT MORTGAGE FUND:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation; and

        (2) invest in any security other than (i) Government securities and related options, futures, options on futures and repurchase agreements, and (ii) securities of other investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, all of whose assets will be invested in Government securities and related options, futures, options on futures and repurchase agreements.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

--------------------
PART II - APPENDIX G
--------------------

    PROXY VOTING POLICIES AND PROCEDURES SEPTEMBER 17, 2003 Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the MFS Family of Funds (the "MFS Funds").

    These policies and procedures include:

            A. Voting Guidelines;
            B. Administrative Procedures;
            C. Monitoring System;
            D. Records Retention; and
            E. Reports.


    These proxy voting policies and procedures do not apply to MFS Union Standard Equity Fund ("UNE"). The proxy voting policies and procedures that apply to UNE are set forth on page G-6.

    A. VOTING GUIDELINES


    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

    MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that -- guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

    As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long- term economic interests of MFS' clients.

    From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

    These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    NON-SALARY COMPENSATION PROGRAMS

    Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

    Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

    MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to "buy" stock.

    MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

    MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation. When put to a vote, MFS votes against very large golden parachutes.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    DILUTION

    There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF

    While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

    INDEPENDENT AUDITORS

    Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- within the circumstances of the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS - SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

    The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments:
    (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

    Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

      a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

      b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

      c. Considers special proxy issues as they may arise from time to time.

    The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

    In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

      a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares,
        (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

      b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

      c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

      d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

    The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

    3. GATHERING PROXIES

    Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

    MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

    4. ANALYZING PROXIES

    After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

    ----------
    (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and
        (v) approval of share repurchase programs.

    (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

    Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

    As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

    As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

    5. VOTING PROXIES

    After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

    C. MONITORING SYSTEM

    It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

    When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

    D. RECORDS RETENTION

    MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

    E. REPORTS

    MFS FUNDS

    Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

    ALL MFS ADVISORY CLIENTS

    At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

    Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


                                 *    *    *    *

                     UNE PROXY VOTING POLICIES AND PROCEDURES

    UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/MFS.

                                   INTRODUCTION

    These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

    JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

    For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                                AUDITOR STANDARDS
                                     AUDITORS

    JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

    In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

    To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

    It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

    This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                                BOARD OF DIRECTORS
                              ELECTION OF DIRECTORS

    The Election of Directors usually occurs under two circumstances: uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

    As a general policy, the following factors should always be taken into consideration:

      o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

      o The company's performance relative to its peer group and the market indices against which the company is measured;

      o The independence of the Directors (as is more fully described in the Policies, below);

      o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

      o Company management's track record;

      o The attendance records of Directors, which should not fall below 75 percent;

      o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

      o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

      o The views of employee and shareholder groups with respect to particular circumstances at a company;

      o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

      o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                              INDEPENDENT DIRECTORS

    This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

    With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

    A director is considered NOT INDEPENDENT if he or she:

      o Is, or has been, employed by the company or an affiliate;

      o Is one of the company's paid advisors/ consultants;

      o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

      o Is, or is affiliated with a company that is, a significant customer or supplier;

      o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

      o Has a personal services contract with the company;

      o Is related to a Director or Officer of the company;

      o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

      o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

      o Is a member of the immediate family of any person described above.

             INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES

    This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                 AUDIT COMMITTEE

    For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

    The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                              COMPENSATION COMMITTEE

    The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                    NOMINATING/ CORPORATE GOVERNANCE COMMITTEE

    In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                 SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO

    One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

    Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                CLASSIFIED BOARDS

    Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti-takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

    We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                   TERM LIMITS

    This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                DIRECTOR LIABILITY

    According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

    The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

    The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

    The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

    Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome: "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

    The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

      o breach of duty of loyalty;

      o omissions not committed in good faith or acts committed intentionally or in violation of the law;

      o acts involving unlawful purchase or redemption of stock;

      o payment of unlawful dividends; or

      o receipt of improper personal benefits.

    In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                 INDEMNIFICATION

    Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

    This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

    Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                   COMPENSATION
                                STOCK OPTION PLANS

    In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

    In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

    Performance-Based Stock Options are defined as one of the following:

    PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

    PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

    INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

    PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

    This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                           EXECUTIVE COMPENSATION PLANS

    Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

    This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

    This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                 DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION

    Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                GOLDEN PARACHUTES

    Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

    However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

    As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                     OUTSIDE DIRECTOR COMPENSATION & BENEFITS

    This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

    JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                               CORPORATE GOVERNANCE
                        BROADER PARTICIPATION ON THE BOARD

    This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                        INCREASING AUTHORIZED COMMON STOCK

    Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                           BLANK-CHECK PREFERRED STOCK

    We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                 REINCORPORATION

    We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                     SHAREHOLDER RIGHTS PLANS (POISON PILLS)

    Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

    This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                            BOARD SIZE & COMPENSATION

    The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                        SUPERMAJORITY VOTING REQUIREMENTS

    When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                DUAL CLASS VOTING

    The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                CUMULATIVE VOTING

    Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

    Cumulative   voting   is  a  method  for  obtaining  minority  shareholder
    representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                   SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS

    In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                             APPROVING OTHER BUSINESS

    Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                            EQUAL ACCESS TO THE PROXY

    Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                              FAIR-PRICE PROVISIONS

    Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
2 Avenue de Lafayette, Boston, MA 02111-1738
Toll free: (800) 225-2606


MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street, Boston, MA 02116


                                                          MFS-REVPART2-SAI-6/04

                      MFS(R) INFLATION-ADJUSTED BOND FUND


                 SUPPLEMENT TO THE SEPTEMBER 1, 2004 PROSPECTUS

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated September 1, 2004. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.


You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.


1. RISK RETURN SUMMARY

     The performance table is not included because the fund has not had a full calendar year of investment operations.

2. EXPENSE SUMMARY

   EXPENSE TABLE. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:


                                                                        CLASS I
     Maximum Sales Charge (Load) Imposed on Purchases (as a
       percentage of offering price) ..............................      None
     Maximum Deferred Sales Charge (Load) (as a percentage of
       original purchase price or redemption proceeds, whichever
       is less) ...................................................      None
     Maximum Redemption Fee (as a percentage of amount redeemed)
       if applicable(#) ...........................................      2.00%


   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


         Management Fees(1) .......................................      0.50%
         Distribution and Service (12b-1) Fees ....................      None
         Other Expenses(2) ........................................      4.32%
                                                                         -----
         Total Annual Fund Operating Expenses(2) ..................      4.82%
             Fee Reductions(1) ....................................     (4.32)%
                                                                         -----
             Net Expenses(2) ......................................      0.50%

--------------
(#) A redemption fee of 2.00% is charged on the proceeds from redemptions and exchanges made within 5 business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" in the fund's prospectus.

(1) MFS has contractually agreed to waive its right to receive a portion of the fund's management fee equal to 0.15% annually, and, subject to reimbursement, bear the fund's expenses such that "Other Expenses" (as determined without giving effect to the expense reduction arrangement mentioned below) do not exceed 0.15% annually for class I shares. This contractual agreement will continue until at least September 1, 2006 unless earlier terminated or modified with the consent of the board of trustees, which oversees the fund.

(2) "Other Expenses" are based on estimates for the fund's current fiscal year. The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other expense reduction or recapture arrangements, which would also have the effect of reducing fund expenses. Any such fee reductions are not reflected in the table.


EXAMPLE OF EXPENSES. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The "Example of Expenses" table is supplemented as follows:


        SHARE CLASS              YEAR 1      YEAR 3       YEAR 5       YEAR 10
        -----------              ------      ------       ------       -------

        Class I shares            $51        $1,060       $2,073        $4,621

3. DESCRIPTION OF SHARE CLASSES


The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:


    o certain retirement plans established for the benefit of employees and former employees of MFS and employees and former employees of MFS' affiliates; and

    o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds; and

    o any retirement plan, endowment or foundation which:

        > has, at the time of purchase of class I shares, aggregate assets of at least $100 million, and

        > invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

    o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds; and

    o certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above and may not accept purchases that do not meet these dollar qualification requirements.

4 HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:


You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). Subject to the fund's exchange limitation policies as described in the fund's prospectus, and subject to a redemption fee, you may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5 FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

CLASS I                                                            PERIOD ENDED
                                                                     4/30/04*
Net asset value, beginning of period                                  $ 10.00
Income from investment operations#
    Net investment incomess.                                           $ 0.16
    Net realized and unrealized loss on investments                     (0.13)
                                                                       ------
Total from investment operations                                       $ 0.03
                                                                       ------
Less distributions declared to shareholders
    From net investment income                                         $(0.18)
                                                                       ------
Net asset value, end of period                                         $ 9.85
                                                                       ------
Total return (%)                                                         0.33++
Ratios (%) (to average net assets) and Supplemental data(S):
Expenses##                                                               0.50+
Net investment income                                                    2.74+
Portfolio turnover                                                         141
Net assets at end of period (000 Omitted)                               $1,044

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management fees, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of September 1, 2006 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, the investment adviser and the distributor contractually waived a portion of their fees for certain of the periods indicated. To the extent actual expenses were over this limitation, and the waivers had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                                    $(0.10)
Ratios (%) (to average net assets)
Expenses##                                                               4.86+
Net investment loss                                                     (1.61)+

 * For the period from the commencement of the fund's investment operations, September 30, 2003, through April 30, 2004.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding. ## Ratios do not reflect reductions from fees paid indirectly.

               THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 1, 2004.

Class A Shares             Class 529A Shares (currently not offered)
Class B Shares             Class 529B Shares (currently not offered)
Class C Shares             Class 529C Shares (currently not offered)
Class R1 Shares
Class R2 Shares
-------------------------------------------------------------------------------
MFS(R) INFLATION-ADJUSTED BOND FUND                           PROSPECTUS 9/1/04


This Prospectus describes the MFS Inflation-Adjusted Bond Fund. The investment objective of the fund is to seek a total return that exceeds the rate of inflation over the long term.


TABLE OF CONTENTS
-----------------------------------------------------------------------------

RISK RETURN SUMMARY                                                         1
-----------------------------------------------------------------------------
EXPENSE SUMMARY                                                             6
-----------------------------------------------------------------------------
CERTAIN INVESTMENT STRATEGIES AND RISKS                                     9
-----------------------------------------------------------------------------
MANAGEMENT OF THE FUND                                                     10
-----------------------------------------------------------------------------
DESCRIPTION OF SHARE CLASSES                                               12
-----------------------------------------------------------------------------
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES                                21
-----------------------------------------------------------------------------
OTHER INFORMATION                                                          29
-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                       33
-----------------------------------------------------------------------------
APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES                             A1
-----------------------------------------------------------------------------


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

---------------------
I RISK RETURN SUMMARY
---------------------

o   INVESTMENT OBJECTIVE

    The fund's investment objective is to seek a total return that exceeds the rate of inflation over the long term. The fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The fund invests, under normal market conditions, at least 80% of its net assets in inflation-adjusted debt securities of all types, or investments which provide exposure to such securities.

      The fund currently intends to focus on inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest its assets in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury, and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted by references to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security's original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation. The current benchmark index for the fund is the Lehman Brothers U.S. TIPS Index.

      The fund may also invest up to 20% of its assets in other types of investment-grade debt securities that are not inflation-adjusted, such as U.S. Government and foreign government securities, corporate bonds and mortgage-backed or other asset-backed securities. In addition, the fund may utilize securities lending arrangements and may invest in derivative securities. Derivative securities are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives in which the fund may invest include:

      o  futures and forward contracts; and
      o  swaps, caps, floors and collars.

      The fund may count the value of certain derivative securities towards its policy to invest, under normal market conditions, at least 80% of its net assets in inflation-adjusted debt securities of all types.

      Consistent with the fund's principal investment policies described above, the fund may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities.

      In selecting fixed income investments for the fund, the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

      The fund is a non-diversified mutual fund. This means that the fund may invest a relatively high percentage of its assets in a small number of issuers. In addition, the fund may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS.

      The fund may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in the fund are:

    o Inflation-Adjusted Securities Risk: Interest payments on inflation-adjusted debt securities can be unpredictable, and therefore, the fund's income distributions may fluctuate more than the income distributions of a typical bond fund. In the event of a period of deflation, the fund's income may be significantly reduced as the principal amounts on the fund's inflation-adjusted debt securities are adjusted downward. In addition, there can be no assurance that the Consumer Price Index or another measure used to adjust the principal amounts of the fund's debt securities will accurately correspond to the rate of inflation experienced by a particular investor.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund's portfolio will generally rise.


    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that many U.S. Government securities in which the Fund may invest are not supported by the full faith and credit of the United States Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.


    o  Mortgage-Backed and Asset-Backed Securities Risk:

       >  Maturity Risk:


          + Mortgage-Backed Securities: A mortgage-backed security which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.


             > When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

             > When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage- backed securities may decrease more than prices of other fixed income securities when interest rates rise.

          + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


       > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. However, the U.S. Government or its agencies may guarantee the payment of principal and interest on certain of the U.S. Government mortgage-backed securities. Mortgage-backed securities and asset- backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:


       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    o  Derivatives Risk:

       > Hedging Risk: When a derivative is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

       > Correlation Risk: When the fund uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

       > Investment Risk: When the fund uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative instrument will not be offset by gains on another hedged investment. The fund is therefore directly exposed to the risks of that derivative. Gains or losses from derivative instruments may be substantially greater than the derivative's original cost.

       > Availability Risk: Derivatives may not be available to the fund upon acceptable terms. As a result, the fund may be unable to use derivatives for hedging or other purposes.

       > Credit Risk: When the fund uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    o Non-Diversified Status Risk: Because the fund may invest a higher percentage of its assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.


    o Active or Frequent Trading Risk: The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains, as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the fund's performance.


    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table are not included because the fund has not had a full calendar year of investment operations.

------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

    SHAREHOLDER FEES (fees paid directly from your investment)
    ..........................................................................
                                  CLASS A   CLASS B   CLASS C
                                      AND       AND       AND
                                    CLASS     CLASS     CLASS       CLASS
                                     529A      529B      529C     R1     R2
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price) .     4.75%      None      None   None   None

    Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever
    is less)....................... See Below  (#)4.00%     1.00%   None   None

    Maximum Redemption Fee (as a
    percentage of amount redeemed),
    if applicable(##)  ............     2.00%     2.00%     2.00%   None   None

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
    .......................................................................
                                                               CLASS  CLASS
                                    CLASS A   CLASS B   CLASS C     R1     R2
    Management Fees(3) ............   0.50%     0.50%     0.50%  0.50%  0.50%

    Distribution and Service
    (12b-1) Fees(1) ...............   0.35%     1.00%     1.00%  0.50%  0.50%

    Other Expenses(5) .............   4.32%     4.32%     4.32%  4.32%  4.57%(4)
                                      -----     -----     -----  -----  -----
    Total Annual Fund Operating
    Expenses(5) ...................   5.17%     5.82%     5.82%  5.32%  5.57%

      Fee Reductions(3) ........... (4.42)%   (4.32)%   (4.32)%(4.32)%(4.32)%
                                      -----     -----     -----  -----  -----
    Net Expenses(5) ...............   0.75%     1.50%     1.50%  1.00%  1.25%

                                      CLASS     CLASS     CLASS
                                       529A      529B      529C
    Management Fees(3) ............   0.50%     0.50%     0.50%

    Distribution and Service
    (12b-1) Fees(1) ...............   0.35%     1.00%     1.00%

    Other Expenses(5) .............   4.57%     4.57%     4.57%
                                     ------    ------    ------
    Total Annual Fund Operating
    Expenses(2)(5) ................   5.42%     6.07%     6.07%

      Fee Reductions(3) ........... (4.32)%   (4.32)%   (4.32)%
                                     ------    ------    ------
    Net Expenses(5) ...............   1.10%     1.75%     1.75%

    ------
     # For class A only, an initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months (CDSC will age one month on the last day of the month of purchase and each subsequent month). Class 529A shares are not subject to any CDSC.
    ## A redemption fee of 2% is charged on proceeds from redemptions and exchanges made within 5 business days after acquiring fund shares. The redemption fee does not apply to class R1, class R2 or class 529 shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" below.
   (1) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B, C, R1, R2, 529A, 529B and 529C shares and the services provided to you by your financial adviser (referred to as distribution and service fees). These annual distribution and service fees may equal up to: 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee); 1.00% for class B, class C, class 529B and class 529C shares (0.75% distribution fee and a 0.25% service fee); and 0.50% for class R1, class R2 and class 529A shares (a 0.25% distribution fee and a 0.25% service fee). MFS Fund Distributors, Inc. ("MFD"), the fund's distributor, is currently waiving its right to receive 0.10% of the class A distribution fee. A portion of the class 529A distribution fee equal to 0.15% is currently not being imposed and will become paid by the fund when the trustees of the fund approve the fee.
   (2) Estimated for the fund's current fiscal year. Includes the program management fee described below under "Management of the Fund." The only fees and charges a 529 participant will incur are the fund's sales charges and expenses described in the table above and an annual account maintenance fee and miscellaneous other account fees which may be charged in connection with the administration of the participant's account. See the program description and materials available from your financial representative for details about these account fees.
   (3) MFS has contractually agreed to waive its right to receive a portion of the fund's management fee equal to 0.15% annually, and, subject to reimbursement, to bear the fund's expenses such that "Other Expenses"
       (as determined without giving effect to the expense reduction arrangement described in (5) below) do not exceed 0.15% annually for class A, class B, class C and class R1, and 0.40% annually for class R2, class 529A, class 529B, and class 529C. These contractual agreements will continue until at least September 1, 2006 unless earlier terminated or modified with the consent of the board of trustees which oversees the fund. In addition, MFD has contractually agreed to waive its right to receive 0.10% of the class A distribution fee.
   (4) "Other Expenses" are based on estimated amounts for the fund's current fiscal year and include an annual 0.25% administrative service fee paid by the fund from assets attributable to Class R2 shares for the provision by MFS, or a third party, of various administrative recordkeeping and communication/educational services.
   (5) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may have or enter into other expense reduction or recapture arrangements and directed brokerage arrangements (which would also have the effect of reducing fund expenses). Any such fee reductions are not reflected in the table.


o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and


    o The fund's operating expenses remain the same except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any contractual fee reductions are in effect (see "Expense Summary - Expense Table" above).


    Although your actual costs may be higher or lower, under these assumptions your costs would be:


    SHARE CLASS                               YEAR 1  YEAR 3   YEAR 5   YEAR 10
    --------------------------------------------------------------------------
    Class A shares                             $548   $1,573   $2,594   $5,133
    Class B shares(1)
      Assuming redemption at end of period     $553   $1,648   $2,723   $5,259
      Assuming no redemption                   $153   $1,348   $2,523   $5,259

    Class C shares
      Assuming redemption at end of period     $253   $1,348   $2,523   $5,378
      Assuming no redemption                   $153   $1,348   $2,523   $5,378
    Class R1 shares                            $102   $1,205   $2,301   $5,010

    Class R2 shares                            $127   $1,277   $2,413   $5,197
    Class 529A shares                          $582   $1,650   $2,709   $5,319

    Class 529B shares(1)
      Assuming redemption at end of period     $578   $1,718   $2,832   $5,438
      Assuming no redemption                   $178   $1,418   $2,632   $5,438

    Class 529C shares
      Assuming redemption at end of period     $278   $1,418   $2,632   $5,554
      Assuming no redemption                   $178   $1,418   $2,632   $5,554

    ----------
    (1) Class B shares convert to class A shares and class 529B shares convert to class 529A shares, approximately eight years after purchase, therefore, years nine and ten reflect class A expenses.

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS


    The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o   TEMPORARY DEFENSIVE POLICIES

    In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.

o   ACTIVE OR FREQUENT TRADING

    The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains, as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the fund's performance.

-------------------------
IV MANAGEMENT OF THE FUND
-------------------------


o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $137.4 billion as of the quarter ended June 30, 2004. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution. For these services, the fund is obligated to pay MFS an annual management fee as set forth in the "Expense Summary" above. MFS has waived its right to receive a portion of this fee as described in the "Expense Summary." For the fiscal year ended April 30, 2004, the fund paid MFS an effective management fee equal to 0.35% of the fund's average daily net assets.


o   PORTFOLIO MANAGERS


    The portfolio managers of the fund are Mark Dow and Erik Weisman. Mr.
    Dow, Vice President of MFS, has been employed by MFS in the investment management area of MFS since 1999. Prior to 1999, Mr. Dow worked for two years as a senior sovereign analyst at Putnam Investments, and prior to that he worked as an economist at the International Monetary Fund and at the U.S. Department of the Treasury. Mr. Weisman has been employed by MFS in the investment management area of MFS since 2002. Prior to 2002, Mr. Weisman worked for two years as an Assistant to the U.S. Executive Director of the International Monetary Fund and three years as an International Economist at the U.S. Department of the Treasury. Messrs. Dow and Weisman have been the fund's portfolio managers since its inception.


o   ADMINISTRATOR

    MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.


      In addition, MFS is responsible for providing certain administrative services with respect to class R2 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of class R2 shares to MFS for the provision of these services.


o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

o   PROGRAM MANAGER(s)


    The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD (or another party contracting with MFD) provides administrative services. The current fee has been established at 0.25% annually of the average net assets of the fund's 529 share classes. The fee may be increased only with the approval of the Board of Trustees that oversees the fund. The services provided by or through MFD include recordkeeping and tax reporting and account services, as well as services designed to maintain the programs' compliance with the Internal Revenue Code and other regulatory requirements.

------------------------------
V DESCRIPTION OF SHARE CLASSES
------------------------------

    The fund offers class A, class B, class C, class R1, class R2, class 529A, class 529B and class 529C shares through this prospectus. Currently, class 529A, class 529B and class 529C shares are not offered for sale. The fund also offers an additional class of shares, class I shares, which are made available through a separate prospectus supplement provided to the investors eligible to purchase them.

      Class R1 and class R2 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Where MFS (or one of its affiliates) is responsible for providing participant recordkeeping services for the eligible retirement plan, the plan will be eligible to purchase class R1 and class R2 shares if it meets certain asset thresholds established and disclosed to the plan sponsor by MFS. Class R1 and class R2 shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and 529 tuition programs. Class R2 shares are available to retirement plans only if either MFS (or one of its affiliates) is responsible for providing participant recordkeeping services or MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative services.

      Class 529A, class 529B and class 529C shares are only offered in conjunction with qualified tuition programs (tuition programs) established in accordance with Section 529 of the Internal Revenue Code of 1986, as amended (the "Code"). Contributions to these tuition programs may be invested in the fund's class 529A, class 529B or class 529C shares and certain other MFS funds offering these share classes. Earnings on investments in the fund made through such tuition programs may receive favorable tax treatment under the Code, as described further under the caption "Tax Considerations" below. For information on policies, services and restrictions which apply to your account with the tuition program through which your investment in the fund is made, please refer to the description of the tuition program available from your financial representative (the program description).

o   SALES CHARGES

    You may be subject to an initial sales charge when you purchase class A or class 529A shares, or a contingent deferred sales charge (CDSC) when you redeem, class A, class B, class C, class 529B or class 529C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived and these circumstances are described below as well as in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from MFS or MFD. See the SAI for details. See "Financial Adviser Support Payments" below and the SAI for details.

o   CLASS A AND CLASS 529A SHARES

    You may purchase class A and class 529A shares at net asset value plus an initial sales charge (referred to as the offering price). In some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within 12 months. Class A and class 529A shares have annual distribution and service fees up to a maximum of 0.35% and 0.50% of net assets annually, respectively.

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A and class 529A shares differs depending upon the amount you invest, as follows:


                                               SALES  CHARGE*  AS PERCENTAGE OF:
                                                -----------------------------
                                                Offering        Net Amount
    Amount of Purchase                            Price          Invested

    Less than $100,000                               4.75%           4.99%
    $100,000 but less than $250,000                  4.00            4.17

    $250,000 but less than $500,000                  2.95            3.04
    $500,000 but less than $1,000,000                2.20            2.25

    $1,000,000 or more                              None**          None**

    ------
    * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** For class A shares only, a 1% CDSC will apply to such purchases, as discussed below.


    Please see "Class A/529A Sales Charge Waivers and Reductions" below for additional information.

    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase (CDSC will age one month on the last day of the month of purchase and each subsequent month). Please see "Class A/529A Sales Charge Waivers or Reductions" below for additional information.

o   CLASS A/529A SALES CHARGE WAIVERS OR REDUCTIONS

    Below is a table and brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable sales charge for class A and class 529A shares may be waived or reduced. You can also find additional information about these programs and waivers in the SAI and on the fund's website at www.mfs.com under "Mutual Funds," which is available to you free of charge. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial adviser. You must inform your financial adviser or MFSC of your intention to invest in the fund under one of the programs below upon purchasing fund shares. You can provide this information in your account application or through a separate document provided by your financial adviser.

                                               INVESTMENTS ELIGIBLE FOR:
                                            --------------------------------
                                           WAIVED SALES    REDUCED INITIAL
    PROGRAM                                   CHARGE         SALES CHARGE
    Letter of Intent                                              X
    Right of Accumulation                                         X
    Reinstatement Privilege                     X
    Automatic Exchange Plan                     X*
    Exchange Privilege                          X*
    Dividend Reinvestment                       X
    Distribution Investment Program             X
    Other Sales Charge Waivers                  X

    ------
    * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases. See "Exchange Privilege" below.

    LETTER OF INTENT (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A or class 529A shares if you commit to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund) within a 13 month period (36 months for a $1 million commitment). For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.

      At your request, purchases made during the previous 90 days may be included under your LOI commitment amount. You or your financial adviser must inform the fund that the LOI is in effect each time shares of a fund are purchased.

    RIGHT OF ACCUMULATION (ROA). You may pay a reduced or no initial sales charge on purchases of class A or 529A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund), based on the current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

      LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed
      Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

      Eligible accounts that you may link under LOI and ROA may include:

        o Individual accounts

        o Joint accounts

        o Trust accounts of which you, your spouse or child under the age of 21 is the grantor

        o MFS 529 College Savings Plan accounts

        o Single-Participant Retirement Plan accounts

        o Certain Individual Retirement Accounts

        o UGMA/UTMA Accounts

        o Accounts held in the name of your financial adviser(s) on your behalf

        However, please note that accounts held with the MFS funds in the name of a financial adviser on your behalf can currently be combined with accounts held with the MFS funds in your name directly, only if (i) the account is not held under an omnibus account arrangement and (ii) the financial adviser informs the MFS funds (or its agents) that certain accounts should be combined for purposes of the LOI or ROA. In addition, individually held accounts cannot be linked with accounts held in employer-sponsored plans for purposes of LOI or ROA.

        You should provide your financial adviser with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of the ROA or LOI. Such documentation may include shareholder identification numbers or applicable account numbers or account statements (including accounts held with various financial advisers).

    REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without paying a sales charge.

      For shareholders who exercise this privilege after redeeming class A shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares you may reinvest your redemption proceeds only into the corresponding class A shares. The class A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A or class 529A shares out of the MFS Cash Reserve Fund into class A or 529A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid such a charge on these shares.

    DIVIDEND REINVESTMENT. You can reinvest dividend and capital gain distributions into your account in the same fund without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without a sales charge.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a sales charge waiver for purchases or redemptions of class A and/or class 529A shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investments (e.g., certain wrap accounts or fund supermarket investments). The funds reserve the right to eliminate, modify, add waivers at any time without providing notice.

o   CLASS B AND CLASS 529B SHARES


    You may purchase class B and class 529B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years from the end of the calendar month of purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B and class 529B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.


    The CDSC is imposed according to the following schedule:


                                                             CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                           SALES CHARGE
    ----------------------------------------------------------------------------

    First                                                            4%
    Second                                                           4%
    Third                                                            3%
    Fourth                                                           3%
    Fifth                                                            2%
    Sixth                                                            1%
    Seventh and following                                            0%


    If you hold class B or class 529B shares for approximately eight years, they will convert to class A or class 529A shares of the fund, respectively. All class B or class 529B shares you purchase through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B or class 529B shares in your account convert to class A or class 529A shares, a proportionate number of the class B or class 529B shares in the sub-account will also convert to class A or class 529A shares, respectively.

      Please see "Class B/529B and Class C/529C Sales Charge Waivers or Reductions" below for additional information.


o   CLASS C AND CLASS 529C SHARES

    You may purchase class C and class 529C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year from the end of the calendar month of purchase, you may be subject to a CDSC of 1.00%. Class C and class 529C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C and class 529C shares do not convert to any other class of shares of the fund.


      Please see "Class B/529B and Class C/529C Sales Charge Waivers or Reductions" below for additional information.

o   CLASS B/529B AND CLASS C/529C SALES CHARGE WAIVERS OR REDUCTIONS

    Below is a brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable CDSC may be waived or reduced. You can also find additional information about these programs and waivers in the SAI and on the fund's website www.mfs.com under "Mutual Funds," which is available free of charge. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial adviser. You or your financial adviser must inform MFSC of your intention to enroll in one of the programs below. You can provide this information in your account application or through a separate document provided by your financial adviser.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund of the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying any sales charge.

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares without paying any sales charges upon redemption. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and class C shares redeemed under this plan. Shares redeemed under this plan will not be subject to a redemption fee.

    REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without an initial sales charge.

      For shareholders who exercise this privilege after redeeming class C or class 529C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class C or class 529C shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B or class 529B shares you may reinvest your redemption proceeds only into the corresponding class A or class 529A shares. The class A or class 529A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B or class 529B shares, your account will not be credited with the CDSC you paid.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a CDSC waiver for redemptions of class B, class 529B, class C and class 529C shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs or certain other groups (e.g. affiliated persons of MFS) and with respect to redemptions under certain circumstances (e.g., death or disability of shareholder). The fund reserves the right to eliminate, modify and add waivers at any time and without providing advance notice.

o   CLASS R1 AND CLASS R2 SHARES

    Eligible retirement plans may purchase class R1 and class R2 shares at net asset value without an initial sales charge. Class R1 and class R2 shares are not subject to a CDSC, and each has annual distribution and service fees up to a maximum of 0.50% of net assets annually.


o   CALCULATION OF CDSC


    As discussed above, certain investments in class A, class B, class C, class 529B and class 529C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:


        o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.


        o Purchases of class B, class C, class 529B and class 529C shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.


    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.


      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares.

o   DISTRIBUTION AND SERVICE FEES

    The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares, and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to: 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee); 1.00% for each of class B, class C, class 529B and class 529C shares (a 0.75% distribution fee and a 0.25% service fee); and 0.50% for each of class R1 and class R2 shares and 529A shares (a 0.25% distribution fee and 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. MFD is currently waiving its right to receive the class A distribution fee equal to 0.10%. A portion of the class 529A distribution fee equal to 0.15% is currently not being imposed and will be paid by the fund when the trustees of the fund approve the fee.

o   FINANCIAL ADVISER SUPPORT PAYMENTS

    The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial advisers who support the sale of fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

      MFD may make payments to key financial advisers who provide marketing support. In the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial adviser, on an annual basis. In addition, financial advisers may offer MFS fund shares through specialized programs such as tax deferred retirement programs or qualified tuition programs. MFD may pay a portion of the administrative and marketing costs of a financial adviser relating to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial advisers.

      You can find further details in the SAI about the payments made by MFD and the services provided by your financial adviser. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges.

----------------------------------------------
VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
----------------------------------------------

    You may purchase, exchange and redeem class A, class B, class C, class R1, class R2, class 529A, class 529B, and class 529C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described above under "Description of Share Classes."


o   HOW TO PURCHASE SHARES

    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is generally $1,000, except for IRAs and 529 share classes, for which the minimum initial investment is $250 per account. In the following circumstances, the minimum initial investment is only $50 per account:

    o  if you establish an automatic investment plan;

    o  if you establish an automatic exchange plan; or

    o  if you establish an account under either:

       > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

       >  employer sponsored investment programs.


    The maximum amount you may invest in class B or class 529B shares with any single purchase request is $99,999, and the maximum amount you may invest in class C shares with any single purchase is $999,999. The funds or their agents may at their discretion accept a purchase request for class B or class 529B shares for $100,000 or more under limited circumstances, including, by way of example, when a retirement plan is rolling over assets from another account into a pre-existing account maintained in class B shares of the funds.

    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:


    o  send a check with the returnable portion of your statement;

    o  ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.


    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

    VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provided is correct. The fund also may close your account or take other appropriate action if it is unable to verify your indentity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.


    SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. The Code and tuition programs impose a maximum total contribution limitation for designated beneficiaries on behalf of whom assets under tuition programs are held, which may result in a limitation on your ability to purchase the fund's 529 share classes. Please see the program description for details concerning the maximum contribution limitation and its application.

    An account owner of a newly established account under a tuition program in which the designated beneficiary is age 12 or older will not be entitled to purchase class 529B shares, unless the newly established account results from a transfer of registration from another MFS fund account. Additional restrictions may apply and are described in the program description.

o   HOW TO EXCHANGE SHARES


    EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange; rather a pro rata portion of the CDSC will carry over to the acquired shares. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC or redemption fee if applicable, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase.

      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. In addition, class A, class R1 and class R2 shares may be exchanged for shares of the MFS Money Market Fund subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus.

      Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. In addition, the fund imposes a 2.00% fee on exchanges made within 5 business days after acquiring fund shares. These limitations and policies are described below under the caption "How to Purchase, Exchange and Redeem Shares -- Other Considerations" below. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


    SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. Your ability to exchange your class 529A, class 529B or class 529C shares of the fund for corresponding class 529A, class 529B and class 529C shares of other MFS funds may be limited under Section 529 of the Code and the tuition program through which your investment in the MFS funds is made. Please see the program description for details.

o   HOW TO REDEEM SHARES

    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).


      Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. In addition, the fund imposes a 2.00% redemption fee on redemptions made within 5 business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares -- Other Considerations -- Redemption Fee" below.


    REDEEMING DIRECTLY THROUGH MFSC


    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


    o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account by contacting MFSC via the Internet (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.


    o SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares. For class B and class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC or redemption fee on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.


    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

    SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. If you redeem your class 529A, class 529B or class 529C shares and use the proceeds for non- qualified higher education expenses or other non-qualified purposes, taxes and penalties may apply. Please see the program description and the discussion below under the caption "Tax Considerations" for details.

o   OTHER CONSIDERATIONS


    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. The MFS funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitations on Exchange Activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest.

      Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder. In the event that the MFS funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset value at the conclusion of the delay period.

    EXCHANGE LIMITATION POLICIES. The MFS funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

      LIMITATIONS ON EXCHANGE ACTIVITY. The MFS funds, through their agents, undertake to use their best efforts to exercise the funds' rights to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes

        o three exchanges (each exceeding $10,000 in value) out of an account in an MFS fund with a principal investment policy of investing in global, international, high yield bond or municipal bond securities, or

        o six exchanges (each exceeding $10,000 in value) out of any other MFS fund account during a calendar year. Exchanges made the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These exchange limits are subject to the MFS funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

    LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial advisers and cannot always know or reasonably detect excessive trading which may be facilitated by these financial advisers or by the use of omnibus account arrangements offered by these financial advisers to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial advisers such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial adviser to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a fund.

    EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

      In addition, to the extent that the fund significantly invests in foreign securities traded on markets which may close prior to when the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the fund's valuation time. To the extent that the fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

      To the extent that the fund significantly invests in high yield bonds (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds which invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

    REDEMPTION FEE. The MFS high yield funds identified below charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

        MFS High Income Fund
        MFS Municipal High Income Fund
        MFS High Yield Opportunities Fund

      All remaining funds in the MFS Family of Funds, except for the MFS Cash Reserve Fund, MFS Money Market Fund and MFS Government Money Market Fund, charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). The funds may determine to change the redemption fee period or amount of redemption fees charged, including in connection with pending Securities and Exchange Commission rules.

      For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

      THE FUNDS' REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

       1. transactions by accounts which the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial adviser such as a broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

       2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

       3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll deduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

       4. transactions by the MFS fund of funds including, without limitation, the MFS Asset Allocation Funds;

       5. transactions following the death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

       6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

       7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

       8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

       9. transactions involving class 529A, 529B, 529C, R1, R2 or J shares of the fund (if offered); and

      10. transactions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a fund).

      In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries, and in connection with pending Securities and Exchange Commission redemption fee rules.

      These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time (which may address such topics as the documentation necessary for the funds to recognize a disability, among others).

      Depending on the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

    IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions. However, if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash when the redemption is at or below $250,000 or 1% of the fund's net assets, whichever is less.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

---------------------
VII OTHER INFORMATION
---------------------


o   PRICING OF FUND SHARES


    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

      To determine net asset value, the fund values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

      The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:

    o MFSC receives your order by the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank); or

    o your financial adviser receives your order by the valuation time and transmits your order to MFSC.

o   DISTRIBUTIONS


    The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.


o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

    o  Dividend and capital gain distributions in cash.

    Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


o   TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it intends to do), it pays no federal income tax on the earnings it distributes to shareholders.


      You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains that the fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The fund does not expect any of its distributions to be treated as qualified dividend income, which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

      Periodic adjustments for inflation to the principal amount of Treasury and other inflation-adjusted debt securities held by the fund ("Inflation Adjustments") may give rise to original issue discount, which will be included in the fund's gross income each year. Income from Inflation Adjustments will be distributed to you as ordinary income. In computing the amount of the distribution, the fund cannot reduce Inflation Adjustments by short-term or long-term losses from the sale of securities. Inflation Adjustments may cause the fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. Also, if the principal value of an inflation-adjusted debt security is adjusted downward due to deflation, all or a portion of dividends previously paid in the taxable year of the adjustment may be characterized as a return of capital for federal income tax purposes.

      The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

      Fund distributions of net capital gains or net short-term capital gains will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      If you are neither a citizen nor a resident of the U.S., the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.


    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

    SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. In addition to the tax considerations discussed above, please note the following tax considerations that apply specifically to the ownership of the fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.


      The fund is an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

      Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax (unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied). The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

      The foregoing is only a brief summary of some of the important federal income tax considerations relating to investments in the fund under the tuition programs; you will find more information in the program description. You are urged to consult your own tax adviser for information about the federal estate and gift and the state and local tax consequences of, and impact of your personal financial situation on, an investment in the fund's 529 share classes.


o   UNIQUE NATURE OF FUND

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   VOTING RIGHTS FOR 529 SHARE CLASSES


    Because the account owner may invest in the fund's class 529A, class 529B and class 529C shares indirectly through a tuition program, the account owner may not technically be a shareholder of the fund (rather, a trust or other vehicle established by the state or eligible educational institution through which the investment is made would be the fund's shareholder of record). Therefore, with respect to investments through certain tuition programs, the account owner may not have voting rights in the fund's shares or may only be entitled to vote if the tuition program through which the fund shares are held passes through the voting rights to the account owner. Please see the program description for details.


o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

    The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

-------------------------
VIII FINANCIAL HIGHLIGHTS
-------------------------

    The financial highlights table is intended to help you understand the fund's financial performance for the past five fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's annual report to shareholders. The fund's annual report is available upon request by contacting MFS Service Center, Inc. (see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent registered public accounting firm is Deloitte & Touche LLP.

                                                                   PERIOD ENDED
CLASS A                                                             4/30/04*

Net asset value, beginning of period                               $10.00
-------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                          $0.16
-------------------------------------------------------------------------------
  Net realized and unrealized loss on investments                   (0.13)
---------------------------------------------------------------   -------
Total from investment operations                                    $0.03
---------------------------------------------------------------   -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                       $(0.18)
---------------------------------------------------------------   -------
Net asset value, end of period                                      $9.85
---------------------------------------------------------------   -------
Total return (%)(+)                                                  0.33++
-------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                                           0.50+
-------------------------------------------------------------------------------
Net investment income                                                2.72+
-------------------------------------------------------------------------------
Portfolio turnover                                                    141
-------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                            $503
-------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service fees, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of September 1, 2006 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, the investment adviser and the distributor contractually waived a portion of their fees for certain of the periods indicated. To the extent actual expenses were over this limitation, and the waivers had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                                                $(0.12)
-------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                           5.20+
-------------------------------------------------------------------------------
Net investment loss                                                 (1.98)+
-------------------------------------------------------------------------------

   * For the period from the commencement of the fund's investment operations, September 30, 2003, through April 30, 2004.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding. ## Ratios do not reflect reductions from fees paid indirectly.


 (+) Total returns for class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the fund may engage in the following principal and non-principal techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which the fund will use, or currently anticipates using, are denoted by a check (x) mark. However, the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but reserves the freedom to use are denoted by a dash (-- ) mark. Investment techniques and practices which are the principal focus of the fund are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................

    SYMBOLS     x fund uses, or currently  -- permitted,  but the fund does
                   anticipates using          not currently anticipate using
    ----------------------------------------------------------------------------

    Debt Securities
      Asset-Backed Securities                                       x
        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                   x
        Corporate Asset-Backed Securities                           x
        Mortgage Pass-Through Securities                            x
        Stripped Mortgage-Backed Securities                         --
      Corporate Securities                                          x
      Loans and Other Direct Indebtedness                           x
      Lower Rated Bonds                                             --
      Municipal Bonds                                               x
      U.S. Government Securities                                    x
      Variable and Floating Rate Obligations                        x
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds      x
    Equity Securities                                               --
    Foreign Securities Exposure
      Brady Bonds                                                   --
      Depositary Receipts                                           --
      Dollar-Denominated Foreign Debt Securities                    x
      Emerging Markets                                              x
      Foreign Securities                                            x
    Forward Contracts                                               x
    Futures Contracts                                               x
    Indexed Securities/Structured Products                          --
    Inverse Floating Rate Obligations                               --
    Investment in Other Investment Companies
      Open-End Funds                                                x
      Closed-End Funds                                              x
    Lending of Portfolio Securities                                 x
    Leveraging Transactions
      Bank Borrowings                                               x
      Mortgage "Dollar-Roll" Transactions                           x
      Reverse Repurchase Agreements                                 x
    Options
      Options on Foreign Currencies                                 --
      Options on Futures Contracts                                  x
      Options on Securities                                         x
      Options on Stock Indices                                      --
      Reset Options                                                 --
      "Yield Curve" Options                                         --
    Repurchase Agreements                                           x
    Short Sales                                                     --
    Short Term Instruments                                          x
    Swaps and Related Derivative Instruments                        x
    Temporary Borrowings                                            x
    Temporary Defensive Positions                                   x
       "When-Issued" Securities                                     x

MFS(R) INFLATION-ADJUSTED BOND FUND


SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of fund], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116,
Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which it relates and (iii) identify the class and number of shares held by the shareholder.

IF YOU WANT MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:


ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated September 1, 2004, provides more detailed information about the fund and is incorporated into this prospectus by reference.


YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: HTTP://WWW.MFS.COM

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet website at HTTP://WWW.SEC.GOV, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.


    The fund's Investment Company Act file number is 811-2464

                                            -----------------------------------
                                            MFS(R) INFLATION-ADJUSTED BOND FUND
                                            -----------------------------------
                                            SEPTEMBER 1, 2004

[logo]M F S(R)                                          STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                               INFORMATION

A SERIES OF MFS SERIES TRUST IX
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors, but which is not necessarily included in the Fund's Prospectus dated September 1, 2004. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                                   IAB-SAI 9/04

STATEMENT OF ADDITIONAL INFORMATION
PART I
Part I of this SAI contains information that is particular to the Fund.

-----------------
TABLE OF CONTENTS
-----------------
                                                                            Page
I      Definitions ......................................................     3

II     Management of the Fund ...........................................     3

       The Fund .........................................................     3

       Trustees and Officers -- Identification and Background ...........     3

       Trustee Compensation and Committees ..............................     3

       Affiliated Service Provider Compensation .........................     3

III    Sales Charges and Distribution Plan Payments .....................     4

       Sales Charges ....................................................     4

       Distribution Plan  Payments ......................................     4

IV     Portfolio Transactions and Brokerage Commissions .................     4

V      Share Ownership ..................................................     4


VI     Investment Techniques, Practices, Risks and Restrictions .........     4


       Investment Techniques, Practices and Risks .......................     4

       Investment Restrictions ..........................................     4


VII    Tax Considerations ...............................................     4

VIII   Independent Registered Public Accounting Firm and Financial
         Statements .....................................................     4


       Appendix A -- Trustee Compensation and Committees ................   A-1

       Appendix B -- Affiliated Service Provider Compensation ...........   B-1

       Appendix C -- Sales Charges and Distribution Plan Payments .......   C-1

       Appendix D -- Portfolio Transactions and Brokerage Commissions ...   D-1

       Appendix E -- Share Ownership ....................................   E-1

I    DEFINITIONS
     "Fund" - MFS Inflation - Adjusted Bond Fund, a series of the Trust.

     "Trust" - MFS Series Trust IX, a Massachusetts business trust, organized in 1985. The Trust was known as "MFS Fixed Income Trust" prior to January 18, 1995, and as "Massachusetts Financial Bond Fund" prior to January 7, 1992.

     "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

     "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

     "MFSC" - MFS Service Center, Inc., a Delaware corporation.


     "Prospectus" - The Prospectus of the Fund, dated September 1, 2004, as amended or supplemented from time to time.


II   MANAGEMENT OF THE FUND

     THE FUND
     The Fund is a non-diversified series of the Trust. The Trust is an open-end management investment company.

     TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
     The identification and background of the Trustees and officers of the Trust are set forth in Appendix E to Part II.

     TRUSTEE COMPENSATION AND COMMITTEES
     Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the Committees of the Board of Trustees, is set forth in Appendix A of this Part I.


     AFFILIATED SERVICE PROVIDER COMPENSATION
     Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services and to MFD for program management services -- for certain specified periods, is set forth in Appendix B to this Part I.

       In connection with their deliberations with regard to approval of the Fund's current investment advisory agreement with MFS, the Trustees, including the non-interested Trustees, considered such information and factors as they believe, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Fund. Such factors may vary somewhat from year to year. During the past year, such factors included the following:

       Nature, Quality, Cost and Extent of Services. The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Trustees also considered the nature and extent of certain other services MFS performs on the Fund's behalf, including the securities lending programs and MFS' interaction with third party service providers, principally custodians and sub-custodians.


       Investment Record and Comparative Performance Data. The Trustees reviewed the Fund's investment performance as well as the performance of a peer group of funds.

       Expenses. The Trustees considered the Fund's advisory fee and expense ratios and the advisory fee and expense ratios of a peer group of funds. The Trustees considered that the fund's advisory fee structure reflects breakpoints, which permit fee reductions resulting from economies of scale. Additionally, the Trustees considered the fee waivers and expense reimbursements agreed to by MFS and whether these arrangements may be changed without approval by the Trustees.

       Economies of Scale. The Trustees considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale.

       Profitability. The Trustees considered the level of MFS' profits with respect to the management of the Fund, including a review of MFS' methodology in allocating its costs to the management of the Fund. The Trustees considered the profits realized by MFS in connection with the operation of the Fund and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Fund.

       Personnel and Industry Conditions. The Trustees considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.

       Other Benefits. Taking into account the risks assumed by MFS, the Trustees considered the character and amount of other benefits received by MFS from serving as adviser of the Fund and from providing certain administrative services to the Fund, and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Fund. The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services.

       The non-interested Trustees were assisted in this process by their own independent legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interest of the Fund and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

III  SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

     SALES CHARGES
     Sales charges paid in connection with the purchase and sale of Fund shares, for certain specified periods, are set forth in Appendix C to this Part I, together with the Fund's schedule of dealer reallowances.

     DISTRIBUTION PLAN PAYMENTS
     Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix C to this Part I.

IV   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
     Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix D to this Part I.


       Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The value of securities purchased and the brokerage commissions paid by the Fund for research for its most recent fiscal year are set forth in Appendix D to this Part I. The Trustees (together with the Trustees of certain other MFS Funds) have directed the Adviser to allocate a total of $132,813 of commission business from certain MFS Funds (including the Fund) to the Lynch, Jones & Ryan, Inc. as consideration for the annual renewal of certain publications provided by Lipper Inc. (which provide information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


V    SHARE OWNERSHIP
     Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix E to this Part I.


VI   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS


     INVESTMENT TECHNIQUES, PRACTICES AND RISKS
     The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI.

     INVESTMENT RESTRICTIONS
     The Fund has adopted certain investment restrictions which are described in Appendix F to Part II.


VII  TAX CONSIDERATIONS
     For a discussion of tax considerations, see Part II.

VIII INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
     Deloitte & Touche LLP are the Fund's Independent Registered Public Accounting Firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

       The Portfolio of Investments and the Statement of Assets and Liabilities at April 30, 2004, the Statement of Operations for the year ended April 30, 2004, the Statement of Changes in Net Assets for each of the two years in the period ended April 30, 2004, the Notes to Financial Statements and the Report of the Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

-------------------
PART I - APPENDIX A
-------------------


    TRUSTEE COMPENSATION AND COMMITTEES
    The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Fund's Board of Trustees is set out below.

    TRUSTEE COMPENSATION TABLE
    ..........................................................................

                             TRUSTEE FEES FROM   TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                       FUND(1)            AND FUND COMPLEX(2)
    -------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning(3)            N/A                     N/A
    Robert C. Pozen(3)              N/A                     N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.           $0                   $196,868
    David H. Gunning(4)              $0                     N/A
    William R. Gutow                 $0                   $196,868
    J. Atwood Ives                   $0                   $207,969
    Amy B. Lane(4)                   $0                     N/A
    Abby M. O'Neill(5)               $0                   $189,682
    Lawrence T. Perera               $0                   $206,858
    William J. Poorvu                $0                   $207,969
    J. Dale Sherratt                 $0                   $196,868
    Elaine R. Smith                  $0                   $196,868
    Ward Smith(6)                    $0                   $206,324
        ----------------
    (1) For the fiscal year ended April 30, 2004. Effective September 1, 2004 the Fund will change its fiscal year end to October 31\s/\t/.
    (2) Information is provided for the calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Manning and Pozen became Trustees of the Fund on February 24, 2004.
    (4) Mr. Gunning and Ms. Lane became Trustees of the Fund effective January 27, 2004.
    (5) Ms. O'Neill retired as Trustee of the Fund on December 31, 2003.
    (6) Mr. Smith passed away on August 15, 2004.


    Prior to December 31, 2001, the Fund had a retirement plan for non-interested Trustees and Trustees who were not officers of the Fund. Effective December 31, 2001, the Fund's retirement plan terminated, except with respect to those Trustees retiring on or before that date. The remaining Trustees who were previously covered under the retirement plan had their accrued benefits under the plan "rolled-over" into a deferred compensation plan along with other compensation to account for future benefits they would have received under the retirement plan if it had continued for such Trustees. More information on the termination of the Fund's retirement plan and the Fund's deferred compensation plan is provided under "Management of the Fund -- Trustee Retirement Plan" in Part II of this SAI.

    COMMITTEES
    .............................................................................................................................
                             NUMBER OF
                            MEETINGS IN
                               LAST
    NAME OF COMMITTEE       FISCAL YEAR                 FUNCTIONS                                            MEMBERS(1)
    -----------------------------------------------------------------------------------------------------------------------------
    AUDIT COMMITTEE            6           Provides oversight with respect to the accounting and       Gutow*, Lane*, Poorvu* and
                                           auditing procedures of the Fund and, among other things,    Sherratt*
                                           considers the selection of the independent accountants
                                           for the Fund and the scope of the audit, and considers
                                           the effect on the independence of those accountants of
                                           any non-audit services such accountants provide to the
                                           Fund and any audit or non-audit services such
                                           accountants provide to other MFS Funds, MFS and/or
                                           certain affiliates. The Committee is also responsible
                                           for the periodic review and approval of the Fund's
                                           custodial, transfer agency and administrative service
                                           fee arrangements, as well as for establishing procedures
                                           for the receipt, retention and treatment of complaints
                                           received by the Fund regarding accounting, internal
                                           accounting controls, or auditing matters and the
                                           confidential, anonymous submission of concerns regarding
                                           questionable Fund accounting matters by officers of the
                                           Fund and employees of the Fund's investment adviser,
                                           administrator, principal underwriter or any other
                                           provider of accounting-related services to
                                           the Fund.

    COMPLIANCE AND             5           Responsible for oversight of the development and            Cohn*, Gunning*, Gutow*,
    GOVERNANCE COMMITTEE                   implementation of the Fund's regulatory and fiduciary       Ives* (ex-officio member),
                                           compliance policies, procedures and practices under the     Lane and Sherratt*
                                           1940 Act and other applicable laws as well as oversight
                                           of compliance policies of the Fund's investment adviser
                                           and certain other service providers as they relate to
                                           Fund activities. The Fund's independent chief compliance
                                           officer reports directly to the Committee and assists
                                           the Committee in carrying out its responsibilities.

    CONTRACTS REVIEW           4           Requests, reviews and considers the information deemed      All non-interested Trustees
    COMMITTEE                              reasonably necessary to evaluate the terms of the           of the Board (Cohn, Gunning,
                                           investment advisory and principal underwriting              Gutow, Ives, Lane, Perera,
                                           agreements and the Plan of Distribution under rule 12b-1    Poorvu, Sherratt and
                                           that the Fund proposes to renew or continue, and to make    E. Smith)
                                           its recommendations to the full Board of Trustees on
                                           these matters.

    NOMINATION AND             5           Recommends qualified candidates to the Board in the         All non-interested Trustees
    COMPENSATION                           event that a position is vacated or created. The            of the Board (Cohn, Gunning,
    COMMITTEE                              Committee is also responsible for making recommendations    Gutow, Ives, Lane, Perera,
                                           to the Board regarding any necessary standards or           Poorvu, Sherratt and
                                           qualifications for service on the Board. The Committee      E. Smith)
                                           also reviews and makes recommendations to the Board
                                           regarding compensation for the non-interested Trustees.

     PORTFOLIO TRADING AND      5           Reviews MFS' process and procedures, internal controls      Cohn*, Gunning*, Gutow*,
    MARKETING REVIEW                       and compliance monitoring relating to (i) portfolio         Ives* (ex-officio member),
    COMMITTEE                              trading, best execution and brokerage costs and trade       Perera* and E. Smith*
                                           allocations, (ii) MFD's role as the Fund's principal
                                           underwriter in distributing and marketing Fund shares
                                           and the production and use of sales and marketing
                                           materials in various forms of media, (iii) the
                                           administration of the Fund's proxy voting policies and
                                           procedures, and (iv) the Fund's investment policies and
                                           practices.

    PRICING COMMITTEE          2           Oversees the determination of the value of the portfolio    Ives* (ex-officio member),
                                           securities and other assets held by the Fund and            Manning, Perera*, Poorvu*
                                           determines or causes to be determined the fair value of     and E. Smith*
                                           securities and assets for which market quotations are
                                           not "readily available" in accordance with the 1940 Act.
                                           The Committee delegates primary responsibility for
                                           carrying out these functions to MFS and MFS' internal
                                           valuation committee pursuant to pricing policies and
                                           procedures approved by the Committee and adopted by the
                                           full Board, which include methodologies to be followed
                                           by MFS to determine the fair values of portfolio
                                           securities and other assets held by the Fund for which
                                           market quotations are not readily available. The
                                           Committee meets periodically with the members of MFS'
                                           internal valuation committee to review and assess the
                                           quality of fair valuation and other pricing
                                           determinations made pursuant to the Fund's pricing
                                           policies and procedures, and to review and assess the
                                           policies and procedures themselves. The Committee also
                                           exercises the responsibilities of the Board under the
                                           Amortized Cost Valuation Procedures approved by the
                                           Board on behalf of each Fund which holds itself out as a
                                           "money market fund" in accordance with Rule 2a-7 under
                                           the 1940 Act.

    ------------------------------------------------------------------------------------------------------------------------------
    (1) The Trustees' Identification and Background are set forth in Appendix E to Part II.
      * Non-interested or independent Trustees.

-------------------
PART I - APPENDIX B
-------------------

    AFFILIATED SERVICE PROVIDER COMPENSATION
    ..............................................................................................................................


    The Fund paid compensation to its affiliated service providers over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix C.

                                                                     PAID TO                  PAID TO                 AGGREGATE
                             PAID TO                   PAID TO       MFSC FOR    AMOUNT       MFD FOR                  AMOUNT
                             MFS FOR     AMOUNT        MFS FOR       TRANSFER    WAIVED       PROGRAM       AMOUNT     PAID TO
                             ADVISORY    WAIVED    ADMINISTRATIVE     AGENCY       BY        MANAGEMENT     WAIVED    MFS, MFSC
    FISCAL YEAR ENDED        SERVICES    BY MFS       SERVICES       SERVICES     MFSC        SERVICES      BY MFD     AND MFD
    ------------------------------------------------------------------------------------------------------------------------------
    April 30, 2004            $2,822     $1,203          $79            $0        $870           $0           $0       $2,901

-------------------
PART I - APPENDIX C
-------------------

    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

    SALES CHARGES
    ..........................................................................

    The following sales charges were paid during the specified periods:

                               CLASS A INITIAL SALES CHARGES:                       CDSC PAID TO MFD ON:
                                          RETAINED    REALLOWED    CLASS A    CLASS B     CLASS C   CLASS 529B  CLASS 529C
    FISCAL YEAR END           TOTAL        BY MFD     TO DEALERS   SHARES     SHARES       SHARES      SHARES      SHARES
    -----------------------------------------------------------------------------------------------------------------------
    Not Applicable

                            CLASS 529A INITIAL SALES CHARGES:

                                        RETAINED    REALLOWED
    FISCAL YEAR END           TOTAL      BY MFD    TO DEALERS
    --------------------------------------------------------------------------
    Not Applicable

    DEALER REALLOWANCES
    ..........................................................................

    As shown above, MFD pays (or "reallows") a portion of the Class A and Class 529A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A and Class 529A shares' offering price is:

                                                    DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                             PERCENT OF OFFERING PRICE
    --------------------------------------------------------------------------
        Less than $100,000                                   4.00%
        $100,000 but less than $250,000                      3.20%
        $250,000 but less than $500,000                      2.25%
        $500,000 but less than $1,000,000                    1.70%
        $1,000,000 or more                                   None*
    ----------------
    *A CDSC will apply to such purchase for Class A shares only.


    DISTRIBUTION PLAN PAYMENTS
    ..........................................................................

                              AMOUNT OF DISTRIBUTION AND SERVICE FEES:
    CLASS OF SHARES   PAID BY FUND        RETAINED BY MFD       PAID TO DEALERS
    ----------------------------------------------------------------------------
    Not Applicable

    Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of Fund shares and to cover MFD's distribution and shareholder servicing costs.

-------------------
PART I - APPENDIX D
-------------------

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ..........................................................................

    The following brokerage commissions were paid by the Fund during the specified time periods:

                                                    BROKERAGE COMMISSIONS
    FISCAL YEAR END                                      PAID BY FUND
    ---------------------------------------------------------------------------


    April 30, 2004                                           None

    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ...........................................................................


    BROKER-DEALER                                    VALUE OF SECURITIES
    ---------------------------------------------------------------------------
    None                                                Not applicable

-------------------
PART I - APPENDIX E
-------------------

    SHARE OWNERSHIP


    OWNERSHIP BY TRUSTEES AND OFFICERS
    As of July 31, 2004, the Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

      The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and, on an aggregate basis, in all MFS funds overseen by the current Trustees, as of December 31, 2003.


        The following dollar ranges apply:

        N. None
        A. $1 - $10,000
        B. $10,001 - $50,000
        C. $50,001 - $100,000
        D. Over $100,000

                                                     AGGREGATE DOLLAR RANGE OF
                           DOLLAR RANGE OF EQUITY   EQUITY SECURITIES IN ALL MFS
    NAME OF TRUSTEE          SECURITIES IN FUND      FUNDS OVERSEEN BY TRUSTEE
    ----------------------------------------------------------------------------


    INTERESTED TRUSTEES
    Robert Manning(1)                 N                          D
    Robert C. Pozen(1)                N(2)                       N(2)

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.            N                          D
    David H. Gunning(3)               N(2)                       C(2)
    William R. Gutow                  N                          D
    J. Atwood Ives                    N                          D
    Amy B. Lane(3)                    N(2)                       N(2)
    Lawrence T. Perera                N                          D
    William J. Poorvu                 N                          D
    J. Dale Sherratt                  N                          D
    Elaine R. Smith                   N                          D
    ----------------
    (1) Messrs. Manning and Pozen became Trustees of the Fund on February 24, 2004.
    (2) As of March 31, 2004.
    (3) Mr. Gunning and Ms. Lane became Trustees of the Fund on
        January 27, 2004.

    25% OR GREATER OWNERSHIP
    As of July 31, 2004, the following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) and are therefore presumed to control the Fund. All holdings are of record unless otherwise indicated.

                                                      JURISDICTION OF ORGANIZATION
    NAME AND ADDRESS OF INVESTOR                             (IF A COMPANY)                         PERCENTAGE OWNERSHIP
    ------------------------------------------------------------------------------------------------------------------------
    Massachusetts Financial Services Co.                                                                   31.87%
    Attn: Thomas Hastings
    9th Fl.
    500 Boylston St.
    Boston, MA 02116-3740

    5% OR GREATER OWNERSHIP OF SHARE CLASS
    As of July 31, 2004, the following table identifies those investors who own 5% or more of any class of the Fund's shares.
    All holdings are of record unless otherwise indicated.

    NAME AND ADDRESS OF INVESTOR OWNERSHIP                                        CLASS                                  PERCENTAGE
    ...............................................................................................................................
    Massachusetts Financial Services Co.                                         Class A                                   99.52%
    Attn: Thomas Hastings
    9th Fl.
    500 Boylston St.
    Boston, MA 02116-3740

    ...............................................................................................................................
    Massachusetts Financial Services Co.                                         Class I                                   46.90%
    Attn: Thomas Hastings
    9th Fl.
    500 Boylston St.
    Boston, MA 02116-3740

    ...............................................................................................................................
    TRS MFS Def Contribution Plan                                                Class I                                   31.96%
    c/o Mark Leary
    MFS Investment Management, Inc.
    500 Boylston St., 6th Fl.
    Boston, MA 02116-3740

    ...............................................................................................................................
    TRS 401k Plan                                                                Class I                                   21.13%
    c/o Mark Leary
    MFS Investment Management, Inc.
    500 Boylston St., 6th Fl.
    Boston, MA 02116-3740

STATEMENT OF ADDITIONAL INFORMATION
PART II


Part II of this SAI, updated through July 1, 2004, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


-----------------
TABLE OF CONTENTS
-----------------

                                                                          PAGE
I    Management of the Fund ...............................................    1
     Trustees/Officers ....................................................    1
     Investment Adviser ...................................................    1
     Administrator ........................................................    2
     Custodian ............................................................    2
     Shareholder Servicing Agent ..........................................    3
     Distributor ..........................................................    3
     Program Manager ......................................................    3
     Code of Ethics .......................................................    3
II   Principal Share Characteristics ......................................    3
     Class A, Class 529A and Class J Shares ...............................    3
     Class B, Class 529B, Class C, Class 529C, Class R1, Class R2
     and Class I Shares ...................................................    4
     Waiver of Sales Charges ..............................................    4
     Financial Adviser Commissions and Concessions ........................    4
     General ..............................................................    4
III  Distribution Plan ....................................................    5
     Features Common to Each Class of Shares ..............................    5
     Features Unique to Each Class of Shares ..............................    6
IV   Investment Techniques, Practices, Risks and Restrictions..............    7
V    Net Income and Distributions .........................................    7
     Money Market Funds ...................................................    7
     Other Funds ..........................................................    7
VI   Tax Considerations ...................................................    7
     Taxation of the Fund .................................................    8
     Taxation of Shareholders .............................................    8
     Special Rules for Municipal Fund Distributions .......................   10
     Special Considerations for 529 Share Classes .........................   11
VII  Portfolio Transactions and Brokerage Commissions .....................   12
VIII Determination of Net Asset Value .....................................   13
     Money Market Funds ...................................................   13
     Other Funds ..........................................................   13
IX   Shareholder Services .................................................   13
     Investment and Withdrawal Programs ...................................   13
     Exchange Privilege ...................................................   16
     Tax-Deferred Retirement Plans ........................................   17
     Qualified Tuition Programs ...........................................   18
     Information Available to Shareholders ................................   18
X    Description of Shares, Voting Rights and Liabilities .................   18
     Appendix A -- Waivers of Sales Charges ...............................  A-1
     Appendix B -- Financial Adviser Commissions and Concessions ..........  B-1
     Appendix C -- Investment Techniques, Practices and Risks .............  C-1
     Appendix D -- Description of Bond Ratings ............................  D-1
     Appendix E -- Trustees and Officers -- Identification and Background .  E-1
     Appendix F -- Investment Restrictions ................................  F-1
     Appendix G -- Proxy Voting Policies and Procedures ...................  G-1

I     MANAGEMENT OF THE FUND

      TRUSTEES/OFFICERS
      BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.


      TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred retirement benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


        Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

      INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

      INVESTMENT ADVISER
      The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (an insurance company).


      INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.


        The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

        The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

        The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

        The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.


        The Adviser is free to render investment and/or other services to others. Whenever the Fund and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause the Fund to pay a financial adviser a higher commission than another financial adviser might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the financial adviser. For more information about the Fund's investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.


      ADMINISTRATOR

      MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets. Until March 31, 2004, each Fund paid MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                      0.0175%
        Next $2.5 billion                     0.0130%
        Next $2.5 billion                     0.0005%
        In excess of $7 billion               0.0000%

        Effective April 1, 2004, each Fund pays MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                      0.01120%
        Next $2.5 billion                     0.00832%
        Next $2.5 billion                     0.00032%
        In excess of $7 billion               0.00000%

        In addition, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.


      CUSTODIAN

      State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

      SHAREHOLDER SERVICING AGENT
      MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designed to achieve a target pre-tax annual profit margin of 10% (with a minimum and maximum pre-tax annual profit margin of 8% and 12%, respectively). Taking into account this goal, each Fund pays MFSC a fee based on its average daily net assets equal to:
      0.11% for the period from January 1, 2004 through March 31, 2004; 0.10% for the period from April 1, 2004 through June 30, 2004; and 0.0861% for the period from July 1, 2004 through December 31, 2004. Thereafter, the fee will be established upon agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

        In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide recordkeeping, reporting, processing, and other shareholder services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party.

        MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

      DISTRIBUTOR

      MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

      PROGRAM MANAGER
      MFD serves as program manager for a qualified tuition program under
      Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs.

      CODE OF ETHICS

      The Fund and its Adviser and Distributor have each adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the Securities and Exchange Commission (the "SEC"). The code can be reviewed and copied at the:

           Public Reference Room
           Securities and Exchange Commission
           Washington, D.C. 20549-0102

      Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The code also is available on the EDGAR Database on the Commission's internet website at http:// www.sec.gov, and copies of the code may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II    PRINCIPAL SHARE CHARACTERISTICS


      Set forth below is a description of Class A, 529A, B, 529B, C, 529C, R1, R2, I and J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.


        The term "financial adviser" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.


      CLASS A, CLASS 529A AND CLASS J SHARES

      MFD acts as a distributor in selling Class A, 529A and J shares of the Fund to financial advisers. The public offering price of Class A, 529A and J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, 529A and J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

        In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:


      o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

          > the plan had established an account with MFSC; and

          > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

              + The employer had at least 25 employees; or

              + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;


          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

          > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investments in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

          > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

          > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
            PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if


          > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

          > The plan records are maintained on a pooled basis by MFSC; and

          > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


      CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R1, CLASS R2, AND CLASS I SHARES

      MFD acts as distributor in selling Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

      WAIVER OF SALES CHARGES

      In certain circumstances, the initial sales charge imposed upon purchases of Class A and 529A shares and the CDSC imposed upon redemptions of Class A, B, C, 529B and 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.

      FINANCIAL ADVISER COMMISSIONS AND CONCESSIONS
      MFD pays commissions and provides concessions to financial advisers that sell Fund shares. These financial adviser commissions and concessions are described in Appendix B of this Part II.


      GENERAL

      Neither MFD nor financial advisers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial advisers. MFD may benefit from its temporary holding of funds paid to it by financial advisers for the purchase of Fund shares.


III   DISTRIBUTION PLAN


      RULE 12B-1 PLAN
      The Trustees have adopted a Distribution Plan for Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R1, Class R2, and Class J shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.


        The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.

        In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

      FEATURES COMMON TO EACH CLASS OF SHARES
      There are features of the Distribution Plan that are common to each Class of shares, as described below.


      SERVICE FEES -- The Distribution Plan provides that the Fund may pay
      MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate financial advisers which enter into an agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the financial adviser with respect to shares of the Designated Class owned by investors for whom such financial adviser is the financial adviser or holder of record or for whom the financial adviser provides such services. MFD may from time to time reduce the amount of the service fees paid to financial advisers. Financial advisers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no financial adviser of record, for which payment of the service fee to financial advisers has been reduced, or for which qualification standards have not been met.

      DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to financial advisers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.


      OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

        The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

      FEATURES UNIQUE TO EACH CLASS OF SHARES
      There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.


      CLASS A AND CLASS 529A SHARES -- Class A and 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial adviser making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial adviser also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial advisers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution- related expenses or other distribution-related expenses.

      CLASS B AND CLASS 529B SHARES -- Class B and 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial advisers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial advisers become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

        Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial advisers upon purchase of Class B and 529B shares).

      CLASS C AND CLASS 529C SHARES -- Class C and 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial advisers of up to 1.00% of the purchase price of Class C or 529C shares purchased through financial advisers at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial advisers, MFD will retain the 1.00% per annum Class C or 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial advisers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

        This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial advisers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial advisers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or 529C shares, respectively.

      CLASS R1 AND CLASS R2 SHARES -- Class R1 and R2 shares are offered at net asset value without an initial sales charge or CDSC. Class R1 and R2 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay an up front commission from the Class R1 and R2 distribution fee and may pay the ongoing service fee to the financial adviser making the sale or providing certain services to the retirement plan.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R1 and R2 shares, respectively. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.50% per annum of the average daily net assets of the Fund attributable to Class R1 and R2 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

      CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial adviser making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial adviser also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.


IV    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V     NET INCOME AND DISTRIBUTIONS

      MONEY MARKET FUNDS
      The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

        For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

        Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

        It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

      OTHER FUNDS
      Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI    TAX CONSIDERATIONS

      The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

      TAXATION OF THE FUND
      FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its investment company taxable income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

      MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

      TAXATION OF SHAREHOLDERS

      TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Certain distributions of ordinary dividends to a non-corporate shareholder of the Fund may qualify as "qualified dividend income," provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections (described below). Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the Fund. If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, consists of "qualified dividend income," the Fund may designate, and the Fund's non-corporate shareholders may then treat, all of those distributions as "qualified dividend income" if the shareholders satisfy certain holding period requirements and refrain from making certain elections. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. Stock is considered readily tradable on an established U.S. securities market if that stock, or an American Depository Receipt (an ADR) with respect to that stock, is listed on certain securities exchanges or on the Nasdaq Stock Market. "Passive foreign investment companies," "foreign personal holding companies" and "foreign investment companies" will not be treated as "qualified foreign corporations" for these purposes.

        In order for some portion of the dividends received by a shareholder of the Fund to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.


        Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.


        Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.


        Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

      DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

      DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

      U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

      BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

      FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

      STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.


      CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
      Section 514(b). If a charitable remainder trust (as defined in Code
      Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.


      OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. These special rules may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

      FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

        If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

      SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
      The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

      TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.


      TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.


      CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED
      TAX- EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

      CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

      CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

      STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
      The following special considerations apply specifically to the ownership of a Fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.

        The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

        Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

      TAX SHELTER REPORTING -- Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII   PORTFOLIO TRANSACTIONS AND

      BROKERAGE COMMISSIONS
      Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.


        In connection with the selection of brokers or dealers, and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

        In the case of securities traded in the over-the-counter market, the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution may be available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are in effect recaptured by the MFS Funds.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms or either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.


        Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage and research services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing such brokerage and research services.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).


        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund and the Adviser's other clients.

        The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid, by an amount which cannot be currently determined. The Research received is useful and of value to the Adviser in serving both the Fund and other clients of the Adviser. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


        In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


        Certain Funds have entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of State Street Bank and Trust Company, one of the Fund's Custodians, under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Funds, including the Funds' custodian fees. In addition, the Funds' have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent.

        In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


VIII  DETERMINATION OF NET ASSET VALUE


      The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. The MFS Government Money Market Fund also determines its net asset value as of 8:30 a.m. Eastern time on each day the Exchange is open for business.


      MONEY MARKET FUNDS

      Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees of such Fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments that the Adviser under the supervision of the Fund's Board of Trustees determines present minimal credit risks, and that are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Fund's Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees that oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist that may result in a material dilution or other unfair result to investors or existing shareholders, it may take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.


      OTHER FUNDS

      The following valuation techniques apply to each MFS Fund that is not a money market fund.

        Equity securities held by a Fund are valued at their market value when market quotations are readily available. Debt securities held by a Fund are valued based on information furnished by an independent pricing service or readily available market quotations. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.


IX    SHAREHOLDER SERVICES

      INVESTMENT AND WITHDRAWAL PROGRAMS

      The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial adviser or if your investment in the Fund is made through a retirement plan or 529 tuition program.

      LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The gross amount of the shareholder's investment (which includes the amount of the sales charge paid) will apply towards the Letter of Intent commitment. Shareholders may combine certain accounts of a spouse (or legal equivalent under state law) and their children under the age of 21 for purposes of meeting this commitment amount. Accounts eligible for linking under the Letter of Intent include individual accounts, joint accounts, bona fide trusts where the shareholder, spouse or child under 21 is grantor, MFS 529 College Savings Plan accounts, single-participant retirement plan accounts and accounts held in the name of a financial adviser (excluding accounts held in omnibus arrangements); provided, however, that your financial adviser must inform MFSC when to combine eligible accounts held in its name with accounts held with MFSC in your name directly. The shareholder or his or her financial adviser must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months (or 36 months in the case of purchases of Class A shares of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, the shareholder will pay the increased amount of the sales charge as described in the Prospectus. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the financial adviser stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


        Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

        If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


      RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A or 529A shares when the shareholder's new investment, together with the current offering price value of all holdings of Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares of that shareholder, including the shareholder's spouse (or legal equivalent under state law) and children under 21, in the MFS Funds or MFS Fixed Fund reaches a discount level; provided, however, that non-omnibus accounts held in the name of a financial adviser may not be aggregated with individual shareholder accounts for purposes of the Right of Accumulation discount unless the financial adviser informs MFSC when to combine certain eligible accounts. See "Description of Share Classes" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide his or her financial adviser or MFSC (or the shareholder's financial adviser must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made, which may include account statements of accounts held at other financial advisers.


      SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this provilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


      DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


      SYSTEMATIC WITHDRAWAL PLAN -- Except with respect to the 529 share classes, a shareholder may direct MFSC to send the shareholder (or anyone the shareholder designates) regular periodic payments based upon the value of the shareholder's account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


      INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of the shareholder's financial adviser must be included with each investment.

      GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or 529A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the financial adviser to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial adviser, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


      AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


        Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial adviser or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.


        A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

      REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge). For shareholders who exercise this privilege after redeeming Class A, Class C or Class 529C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new Class A, Class C or Class 529C shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares redeemed.

        Shareholders who redeem Class B or Class 529B shares and then exercise their 90-day reinstatement privilege may reinvest their redemption proceeds in Class A or Class 529A shares, in which case the Class A or Class 529A shares purchased will not be subject to a front-end sales charge or a CDSC, but if you paid a CDSC when you redeemed your Class B or Class 529B shares, your account will not be credited with the CDSC you paid.

        In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

      EXCHANGE PRIVILEGE
      Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.


      EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares. For exchanges into and from the MFS Government Money Market Fund, the net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m.) will be used (as opposed to the net asset value determined as of 8:30 a.m.).


      EXCHANGES INVOLVING AN MFS MONEY MARKET FUND -- Class A, I, 529A, R1 and R2 shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

      EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, C, R1 and R2 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, C, R1 and R2 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privilege). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, 529B or 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under
      Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.


      GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial adviser or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of participants in MFS Serviced Plans) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses). Financial advisers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile or electronic means subject to the requirements set forth above.

        Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial advisers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.


        Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

      TAX-DEFERRED RETIREMENT PLANS

      Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through financial advisers, plans and/or custody agreements, the following:


        o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

        o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

        o Simplified Employee Pension (SEP-IRA) Plans;

        o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

        o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

        o Certain other qualified pension and profit-sharing plans.


        The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.


        An investor should consult with his or her tax adviser before establishing any of the tax-deferred retirement plans described above.

        For those Funds that do not offer Class R1 and R2 shares, Class C shares are not generally available (subject to policies adopted by MFD from time to time) for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). See the Fund's prospectus for details.


        MFS and its affiliates provide recordkeeping services to MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer the following share classes to MFS Serviced Plans based upon the following investment thresholds:

      PLAN INVESTMENTS                              AVAILABLE SHARE CLASS
      ----------------                              ---------------------

      Between $0 and $1 million                     Class C shares
      Between $1 million and $10 million            Class R1, R2 shares
      Over $10 million                              Class A shares

        Plan assets are determined at the time of purchase, either alone or in aggregate with other plans maintained with the MFS Funds by the same plan sponsor, and must be at the time of investment, or within a reasonable period of time, as determined by MFD in its sole discretion, within the applicable asset thresholds described above. MFS may waive or change these criteria from time to time at its discretion.

        Purchases of Class R1 shares by retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement (these other plans being referred to as "Investment Only Plans") are generally subject to a minimum investment amount of $1 million. Class R2 shares are not available for sale to Investment Only Plans.

      QUALIFIED TUITION PROGRAMS

      Class 529A, 529B and 529C shares are only offered in conjunction with qualified tuition programs established in accordance with Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, 529B or 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.

      INFORMATION AVAILABLE TO SHAREHOLDERS
      The Fund will make available to shareholders, upon reasonable request, information on its portfolio holdings and capital gain and loss positions in accordance with its operating policies concerning the release of such information, which may be changed at any time at the discretion of the Fund without notice to shareholders.

X     DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

        Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

        Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

        The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

        The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

        Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

        The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

        The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

        The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
1.   WAIVERS  FOR  PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE
     FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES
     ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------

     A. 401(a) PLANS AND ESP PLANS**

-----------------------------------------------------------------------------------------------------------------------------------
     o To the extent that redemption proceeds are used to pay expenses (or certain                         x         x         x
       participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees).

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares purchased or redeemed representing transfers from, or transfers to, plan           x         x         x         x
       investments other than the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired pursuant to repayments by retirement plan participants of loans from      x         x         x         x
       401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------

     o By a retirement plan which established an account with MFSC between July 1, 1996 and                          x
       December 31, 1998.

-----------------------------------------------------------------------------------------------------------------------------------
     o By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper                         x
       Plus product and which established its account with MFSC on or after January 1, 1999
       (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998 and before December 31, 2002). A plan with a pre- existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers from a single account maintained for a 401(a) Plan to multiple accounts                   x         x         x
       maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
     B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     o All MFS Serviced Plans.                                                                                                 x
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers due to the eligibility of an MFS Serviced Plan to move its investment into a    x         x         x         x
       new share class because its Plan asset size has met certain eligibility criteria established from time to time by MFD.
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfer to rollover IRA from an MFS Serviced Plan.                                       x                             x
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes  corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

-----------------------------------------------------------------------------------------------------------------------------------
     o Reinvestment of Redemption Proceeds from Class B Shares                                   x         x

         > Shares acquired by a retirement plan whose account application was received by
           MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the
           MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

         > Shares acquired by a retirement plan whose account application was received by
           MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.

-----------------------------------------------------------------------------------------------------------------------------------
2.   WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
     A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     o Where the retirement plan and/or sponsoring organization demonstrates to the              x         x
       satisfaction of, and certifies to, MFSC that the retirement plan (or multiple plans maintained by the same plan sponsor) has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more (applies only when the certification was received by MFSC on or prior to March
       30, 2001) or $1,000,000 or more (applies only when the certification is received by
       MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS
       Funds and aggregate assets of at least $10 million; provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or
       (b) with respect to plans which establish an account with MFSC prior to November 1,
       1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.
-----------------------------------------------------------------------------------------------------------------------------------
3.   WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     o Death, disability or retirement of 401(a) or ESP Plan participant, or death or                      x         x         x
       disability of IRA owner, SRO Plan Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
     o Eligible participant distributions, such as distributions due to death, disability,                 x         x         x
       financial hardship, retirement and termination of employment from nonqualified deferred compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
     o Loan from 401(a) or ESP Plan.                                                                       x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as                  x         x         x
       amended from time to time) for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------

     o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a                  x         x         x
       termination of the Plan).

-----------------------------------------------------------------------------------------------------------------------------------
     o Tax-free return of excess 401(a) Plan, ESP Plan or IRA contributions.                               x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of              x         x         x
       the MFS Funds for more than 10 years from the later to occur of (i) January 1, 1993 or
       (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the
       MFS Funds. The sales charges will be waived in the case of a redemption of all of the
       401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or
       ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the
       MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS
       Funds, in which case the sales charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------

     o Distributions made on or after the IRA owner, ESP participant, SRO Plan participant or              x
       401(a) Plan participant has attained the age of 591/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
     o Certain involuntary redemptions and redemptions in connection with certain automatic                x         x         x
       withdrawals from a 401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
     o Distributions made on or after the IRA owner or the 401(a), ESP, SRO or SAR-SEP Plan                x         x         x
       participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

-----------------------------------------------------------------------------------------------------------------------------------
     B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers to an IRA rollover account where any sales charges with respect to the                    x         x         x
       shares being reregistered would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
     C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

     o Shares acquired by retirement plans or trust accounts whose third party administrators    x         x
       or financial advisers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

-----------------------------------------------------------------------------------------------------------------------------------
     D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by an IRA owner if: (i) the purchase represents the timely rollover of    x         x
       distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
-----------------------------------------------------------------------------------------------------------------------------------
4.   WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
     A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired on behalf of a group, association or employer sponsored plan, pursuant    x         x         x         x
       to guidelines created by MFD from time to time.
-----------------------------------------------------------------------------------------------------------------------------------
     B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, B AND C SHARES
-----------------------------------------------------------------------------------------------------------------------------------
     o The initial sales charge imposed on purchases of Class 529 shares, and the CDSC           x         x         x         x
       imposed on certain redemptions of Class A, B and C shares, are waived where Class
       529A, 529B and 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, B and C shares, respectively, of the same Fund; provided however, that any applicable CDSC liability on the Class B or C shares redeemed will carry over to the Class 529B or 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or 529C shares will be measured from the date of original purchase of the Class B or C shares redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
     C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by 529 tuition programs whose sponsors or administrators have entered     x         x
       into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
     D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed where the redemption proceeds are used to pay for qualified higher                  x         x         x
       education expenses, which may include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.
-----------------------------------------------------------------------------------------------------------------------------------
     E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed where the account beneficiary has received a scholarship, up to the                 x         x         x
       amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
     F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on account of the death of the 529 plan account beneficiary if the                            x         x
       shares were held solely for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
5.   OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired through dividend or capital gain reinvestment.                            x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by automatic reinvestment of distributions of dividends and capital       x         x         x         x
       gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------

     B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by officers, eligible directors, employees (including retired             x         x         x         x
       employees) and agents of MFS, Sun Life or any of their subsidiary companies.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by trustees and retired trustees of any investment company for which      x         x         x         x
       MFD serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by employees, directors, partners, officers and trustees of any           x         x         x         x
       sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------

     o Shares acquired by employees or registered representatives of financial advisers.         x         x         x         x

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by certain family members of any such individual identified above and     x         x         x         x
       their spouses or domestic partners, and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.       x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's                 x         x         x
       account.
-----------------------------------------------------------------------------------------------------------------------------------
     D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by certain bank trust departments or law firms acting as trustee or       x         x
       manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
     E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
     o The initial sales charge imposed on purchases of Class A shares and the contingent        x         x
       deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS
       Funds.
-----------------------------------------------------------------------------------------------------------------------------------
     F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
     o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per                         x         x
       year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.
-----------------------------------------------------------------------------------------------------------------------------------
     G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on the account of the death of the account owner (e.g., shares                                x         x
       redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
     H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on account of the disability of the account owner if shares are held                          x         x
       either solely or jointly in the disabled individual's name in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
     I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by investments through certain dealers (including registered              x         x
       investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket"
       account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
     J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by insurance company separate accounts.                                   x         x
-----------------------------------------------------------------------------------------------------------------------------------
     K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed from TA Plans or bank trust client accounts where MFS has not paid an                                   x
       up front commission with respect to the sale of the shares, provided that the TA Plan or bank trust arrangement meets certain conditions established from time to time by
       MFS.

* Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

--------------------
PART II - APPENDIX B
--------------------


    FINANCIAL ADVISER COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial advisers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial advisers. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.


    CLASS A, 529A AND J SHARES

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, 529A and J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial advisers, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the financial adviser reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial advisers an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial advisers on new investments made through such financial advisers as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ----------------------------------------------------------

    1.00%                    On the first $2,000,000, plus
    0.80%                    Over  $2,000,000  to  $3,000,000, plus
    0.50%                    Over  $3,000,000  to $50,000,000, plus
    0.25%                    Over $50,000,000


      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial advisers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.


      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial advisers on new investments made through such financial advisers as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS      CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------


    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000


      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial advisers with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial advisers which are designed to maximize the commissions paid by MFD to financial advisers.


    CLASS B AND 529B SHARES

    For purchases of Class B and 529B shares, MFD will pay commissions to financial advisers of 3.75% of the purchase price of Class B and 529B shares purchased through financial advisers. MFD will also advance to financial advisers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial adviser upon the sale of Class B and 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial advisers equal to 3.00% of the amount purchased through such financial advisers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.


      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial advisers, but instead pays an amount to financial advisers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C AND 529C SHARES

    Except as noted below, for purchases of Class C and 529C shares, MFD will pay financial advisers 1.00% of the purchase price of Class C and 529C shares purchased through financial advisers, in which case the financial advisers will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.

      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial adviser, but instead pays an amount to the financial adviser up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.

      For purchases of Class C shares by an Alliance Plan (see definition below under Class R1 and R2 shares), MFD will pay commissions to the financial adviser under either option discussed above at the financial adviser's discretion.


    CLASS R1 AND R2 SHARES

    For purchases of Class R1 and R2 shares, the following commission/payment options are available for financial advisers:


    CLASS R1                     OPTION A      OPTION B      OPTION C
    --------                     --------      --------      --------
    o MFS Serviced Plans            x             x            N/A
    o Alliance Plans               N/A            x             x
    o Investment Only Plans        N/A            x            N/A

    CLASS R2*
    ---------
    o MFS Serviced Plans           N/A            x            N/A
    o Alliance Plans               N/A            x            N/A

    ----------
    * Not available to Investment Only Plans


    OPTION A
    --------

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS        CUMULATIVE PURCHASE AMOUNT
    ---------------------------------------------------------------------


    1.00%                        On the first $1,000,000 to $4,000,000,
                                 plus
    0.50%                        Over $4,000,000 to $25,000,000, plus
    0.25%                        Over $25,000,000


      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial advisers under this option with respect to a shareholder's new investment in class R1 shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial advisers which are designed to maximize the commissions paid by MFD to financial advisers.


    OPTION B
    --------

      Payments made by the Fund under its Rule 12b-1 plan for Class R1 or R2 shares equaling up to 0.50% per annum of the average daily net assets of the Fund attributable to the account, payable at the rate of up to 0.125% at the end of each quarter, in arrears.

    OPTION C
    --------


      Payment of 0.60% of the purchase price of Class R1 shares, in which case the financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.


    GENERAL
    -------

      MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service.

      Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

      Investment Only Plans are defined as retirement plans which are not MFS Serviced Plans or Alliance Plans.


    ADDITIONAL FINANCIAL ADVISER COMMISSIONS/
    CONCESSIONS
    Financial advisers may receive different compensation with respect to sales of Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C and Class J shares. In addition, from time to time, MFD may pay financial advisers 100% of the applicable sales charge on sales of Class A, Class 529A and Class J shares of certain specified Funds sold by such financial adviser during a specified sales period. MFD also may make additional payments to financial advisers out of its own assets under the categories described below. These categories are not mutually exclusive, and a single financial adviser may receive payments under all four categories.

    MARKETING SUPPORT PAYMENTS
    MFD may make payments to key financial advisers that are holders or financial advisers of record for accounts in one or more of the Funds. A financial adviser's marketing support services may include business planning assistance, educating financial adviser personnel about the MFS funds and shareholder financial planning needs, placement on the financial adviser's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the financial adviser. MFD compensates financial advisers differently depending upon, among other factors, the level and/or type of marketing support provided by the financial adviser. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs). As of June 17, 2004, the financial advisers to which MFD anticipates making payments under this category are Merrill Lynch, Pierce, Fenner and Smith, Inc., Citigroup Global Markets Holdings, Inc., UBS Financial Services, Inc., A.G. Edwards & Co., American Express Financial Advisors, Wachovia Securities, ING Network, Cuna Brokerage Services, H.D. Vest, Commonwealth Financial Network, RBC Dain Rauscher, Citicorp Investment Services and Securities America, Inc. (and such firm's respective affiliates). Any additions, modifications or deletions to the financial advisers identified in the previous sentence that have occured since that date are not reflected. Effective June 17, 2004, in the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS's retail mutual funds, and 0.05% of the total assets attributable to that financial adviser, on an annual basis. In addition, marketing support payments are made under an existing agreement with Linsco/Private Ledger Corp. ("LPL"). Marketing support payments under this agreement are not subject to the above limitations, but will not exceed 0.15% of the average total MFS Fund net assets attributable to brokerage accounts held with LPL, on an annual basis.

    PROGRAM SERVICING PAYMENTS
    MFD also may make payments to certain financial advisers that sell MFS
    Fund shares through programs such as retirement plans or qualified tuition programs. A financial adviser may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement program services may include services rendered to a plan in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Qualified tuition program services may include services related to administration of the program (such as plan level compliance, audit, account reconciliation, etc.), or participant recordkeeping, reporting and processing. Payments generally will not exceed 0.25% of the total assets in the program, on an annual basis.

    PROCESSING SUPPORT PAYMENTS
    MFD also may make payments to certain financial advisers that sell MFS
    Fund shares to help offset their costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial adviser, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial adviser's mutual fund trading system.

    OTHER CASH PAYMENTS
    From time to time, MFD, at its expense, may provide additional compensation to financial advisers which sell or arrange for the sale of shares of the Fund. Such compensation provided by MFD may include financial assistance to financial advisers that enable MFD to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial adviser- sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD guidelines and applicable law. These payments may vary depending upon the nature of the event.

      You can ask your financial adviser for information about any payments it receives from MFD and any services provided.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.


      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association
    (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.


      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.


      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.


      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

      These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

      The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are not supported by the full faith and credit of the U.S. Government but are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.


      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar- denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this
    Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
    (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS

    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.


      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
    Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

--------------------
PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.


    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

--------------------
PART II - APPENDIX E
--------------------

                                                         MFS FUNDS BOARD

                                      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND


The Trustees and Officers of the Trust are listed below, together with their principal occupations during the past five years.
(Their titles may have varied during that period.) Their business address is 500 Boylston Street, Boston, MA 02116.



--------------------------------------------------------------------------------------------------------------------------------
                           POSITION(s) HELD    TRUSTEE/OFFICER                PRINCIPAL OCCUPATIONS & OTHER
NAME, DATE OF BIRTH           WITH FUND             SINCE+              DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)        Trustee and President   February 2004        Massachusetts Financial Services Company, Chief Executive
(born 10/20/63)                                                          Officer, President, Chief Investment Officer and Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Robert C. Pozen(3)          Trustee                 February 2004        Massachusetts Company, Chairman Financial Services (since
(born 08/08/46)                                                          February 2004); Harvard Law School (education), John Olin
                                                                         Visiting Professor (since July 2002); Secretary of
                                                                         Economic Affairs, The Commonwealth of Massachusetts
                                                                         (January 2002 to December 2002); Fidelity Investments,
                                                                         Vice Chairman (June 2000 to December 2001); Fidelity
                                                                         Management & Research Company (investment adviser),
                                                                         President (March 1997 to July 2001); The Bank of New York
                                                                         (financial services), Director; Bell Canada Enterprises
                                                                         (telecommunications), Director; Telesat (satellite
                                                                         communications), Director

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------

J. Atwood Ives              Trustee and Chair of    February 1992        Private investor; KeySpan Corporation (energy related
(born 05/01/36)             Trustees                                     services), Director; Eastern Enterprises (diversified
                                                                         services company), Chairman, Trustee and Chief Executive
                                                                         Officer (until November 2000)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Cohn, M.D.      Trustee                 August 1993          Brigham and Women's Hospital, Chief of Cardiac Surgery;
(born 03/11/37)                                                          Harvard Medical School, Professor of Surgery

-----------------------------------------------------------------------------------------------------------------------------------
David H. Gunning            Trustee                 January 2004         Cleveland-Cliffs Inc. (mining products and service
(born 05/30/42)                                                          provider), Vice Chairman/ Director (since April 2001);
                                                                         Encinitos Ventures (private investment company), Principal
                                                                         (1997 to April 2001); Lincoln Electric Holdings, Inc.
                                                                         (welding equipment manufacturer), Director; Southwest Gas
                                                                         Corporation (natural gas distribution company), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
William R. Gutow            Trustee                 December 1993        Private investor and real estate consultant; Capitol
(born 09/27/41)                                                          Entertainment Management Company (video franchise), Vice
                                                                         Chairman

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Amy B. Lane                 Trustee                 January 2004         Retired; Merrill Lynch & Co., Inc., Managing Director,
(born 02/08/53)                                                          Investment Banking Group (1997 to February 2001); Borders
                                                                         Group, Inc. (book and music retailer), Director; Federal
                                                                         Realty Investment Trust (real estate investment trust),
                                                                         Trustee
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera          Trustee                 July 1981            Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
William J. Poorvu           Trustee                 August 1982          Private investor; Harvard University Graduate School of
(born 04/10/35)                                                          Business Administration, Class of 1961 Adjunct Professor
                                                                         in Entrepreneurship Emeritus; CBL & Associates Properties,
                                                                         Inc. (real estate investment trust), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt            Trustee                 August 1993          Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                          specialists), President; Wellfleet Investments (investor
                                                                         in health care companies), Managing General Partner (since
                                                                         1993); Cambridge Nutraceuticals (professional nutritional
                                                                         products), Chief Executive Officer (until May 2001)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Elaine R. Smith             Trustee                 February 1992        Independent health care industry consultant
(born 04/25/46)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Ward Smith                  Trustee                 October 1992         Private investor
(born 09/13/30)

-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)        President and Trustee   February 2004        Massachusetts Financial Services Company, Chief Executive
(born 10/20/63)                                                          Officer, President, Chief Investment Officer and Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James R. Bordewick, Jr.(3)  Assistant Secretary and September 1990       Massachusetts Financial Services Company, Senior Vice
(born 03/06/59)             Assistant Clerk                              President and Associate General Counsel
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto(3)     Assistant Treasurer     May 2003             Massachusetts Financial Services Company, Vice President
(born 10/01/53)                                                          (since April 2003); Brown Brothers Harriman& Co., Senior
                                                                         Vice President (November 2002 to April 2003); ING Groep
                                                                         N.V./Aeltus Investment Management, Senior Vice President
                                                                         (prior to November 2002)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty(3)       Assistant Treasurer     August 2000          Massachusetts Financial Services Company, Vice President
(born 09/18/63)                                                          (since August 2000); UAM Fund Services, Senior Vice
                                                                         President (prior to August 2000)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Richard M. Hisey(3)         Treasurer               August 2002          Massachusetts Financial Services Company, Senior Vice
(born 08/29/58)                                                          President (since July 2002); The Bank of New York, Senior
                                                                         Vice President (September 2000 to July 2002); Lexington
                                                                         Global Asset Managers, Inc., Executive Vice President and
                                                                         Chief Financial Officer (prior to September 2000);
                                                                         Lexington Funds, Chief Financial Officer (prior to
                                                                         September 2000)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)           Assistant Treasurer     April 1997           Massachusetts Financial Services Company, Vice President
(born 11/13/57)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Frank L. Tarantino          Independent Chief       June 2004            CRA Business Strategies Group (consulting services),
(born 03/07/44)             Compliance Officer                           Executive Vice President (April 2003 to June 2004); David
                                                                         L. Babson & Co. (investment adviser), Managing Director,
                                                                         Chief Administrative Officer and Director (February 1997
                                                                         to March 2003)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James O. Yost(3)            Assistant Treasurer     September 1990       Massachusetts Financial Services Company, Senior Vice
(born 06/12/60)                                                          President
-----------------------------------------------------------------------------------------------------------------------------------

(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.


The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every 5 years thereafter to elect Trustees. Each
Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.


--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

        (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

        (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS HIGH INCOME FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS GOVERNMENT MORTGAGE FUND:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation; and

        (2) invest in any security other than (i) Government securities and related options, futures, options on futures and repurchase agreements, and (ii) securities of other investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, all of whose assets will be invested in Government securities and related options, futures, options on futures and repurchase agreements.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

--------------------
PART II - APPENDIX G
--------------------

    PROXY VOTING POLICIES AND PROCEDURES SEPTEMBER 17, 2003 Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the MFS Family of Funds (the "MFS Funds").

    These policies and procedures include:

            A. Voting Guidelines;
            B. Administrative Procedures;
            C. Monitoring System;
            D. Records Retention; and
            E. Reports.


    These proxy voting policies and procedures do not apply to MFS Union Standard Equity Fund ("UNE"). The proxy voting policies and procedures that apply to UNE are set forth on page G-6.

    A. VOTING GUIDELINES


    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

    MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that -- guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

    As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long- term economic interests of MFS' clients.

    From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

    These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    NON-SALARY COMPENSATION PROGRAMS

    Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

    Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

    MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to "buy" stock.

    MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

    MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation. When put to a vote, MFS votes against very large golden parachutes.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    DILUTION

    There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF

    While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

    INDEPENDENT AUDITORS

    Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- within the circumstances of the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS - SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

    The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments:
    (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

    Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

      a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

      b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

      c. Considers special proxy issues as they may arise from time to time.

    The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

    In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

      a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares,
        (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

      b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

      c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

      d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

    The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

    3. GATHERING PROXIES

    Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

    MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

    4. ANALYZING PROXIES

    After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

    ----------
    (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and
        (v) approval of share repurchase programs.

    (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

    Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

    As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

    As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

    5. VOTING PROXIES

    After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

    C. MONITORING SYSTEM

    It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

    When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

    D. RECORDS RETENTION

    MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

    E. REPORTS

    MFS FUNDS

    Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

    ALL MFS ADVISORY CLIENTS

    At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

    Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


                                 *    *    *    *

                     UNE PROXY VOTING POLICIES AND PROCEDURES

    UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/MFS.

                                   INTRODUCTION

    These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

    JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

    For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                                AUDITOR STANDARDS
                                     AUDITORS

    JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

    In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

    To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

    It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

    This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                                BOARD OF DIRECTORS
                              ELECTION OF DIRECTORS

    The Election of Directors usually occurs under two circumstances: uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

    As a general policy, the following factors should always be taken into consideration:

      o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

      o The company's performance relative to its peer group and the market indices against which the company is measured;

      o The independence of the Directors (as is more fully described in the Policies, below);

      o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

      o Company management's track record;

      o The attendance records of Directors, which should not fall below 75 percent;

      o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

      o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

      o The views of employee and shareholder groups with respect to particular circumstances at a company;

      o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

      o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                              INDEPENDENT DIRECTORS

    This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

    With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

    A director is considered NOT INDEPENDENT if he or she:

      o Is, or has been, employed by the company or an affiliate;

      o Is one of the company's paid advisors/ consultants;

      o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

      o Is, or is affiliated with a company that is, a significant customer or supplier;

      o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

      o Has a personal services contract with the company;

      o Is related to a Director or Officer of the company;

      o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

      o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

      o Is a member of the immediate family of any person described above.

             INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES

    This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                 AUDIT COMMITTEE

    For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

    The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                              COMPENSATION COMMITTEE

    The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                    NOMINATING/ CORPORATE GOVERNANCE COMMITTEE

    In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                 SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO

    One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

    Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                CLASSIFIED BOARDS

    Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti-takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

    We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                   TERM LIMITS

    This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                DIRECTOR LIABILITY

    According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

    The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

    The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

    The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

    Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome: "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

    The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

      o breach of duty of loyalty;

      o omissions not committed in good faith or acts committed intentionally or in violation of the law;

      o acts involving unlawful purchase or redemption of stock;

      o payment of unlawful dividends; or

      o receipt of improper personal benefits.

    In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                 INDEMNIFICATION

    Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

    This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

    Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                   COMPENSATION
                                STOCK OPTION PLANS

    In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

    In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

    Performance-Based Stock Options are defined as one of the following:

    PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

    PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

    INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

    PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

    This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                           EXECUTIVE COMPENSATION PLANS

    Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

    This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

    This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                 DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION

    Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                GOLDEN PARACHUTES

    Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

    However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

    As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                     OUTSIDE DIRECTOR COMPENSATION & BENEFITS

    This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

    JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                               CORPORATE GOVERNANCE
                        BROADER PARTICIPATION ON THE BOARD

    This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                        INCREASING AUTHORIZED COMMON STOCK

    Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                           BLANK-CHECK PREFERRED STOCK

    We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                 REINCORPORATION

    We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                     SHAREHOLDER RIGHTS PLANS (POISON PILLS)

    Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

    This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                            BOARD SIZE & COMPENSATION

    The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                        SUPERMAJORITY VOTING REQUIREMENTS

    When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                DUAL CLASS VOTING

    The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                CUMULATIVE VOTING

    Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

    Cumulative   voting   is  a  method  for  obtaining  minority  shareholder
    representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                   SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS

    In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                             APPROVING OTHER BUSINESS

    Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                            EQUAL ACCESS TO THE PROXY

    Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                              FAIR-PRICE PROVISIONS

    Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
2 Avenue de Lafayette, Boston, MA 02111-1738
Toll free: (800) 225-2606


MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street, Boston, MA 02116


                                                          MFS-REVPART2-SAI-6/04

                 MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND


          SUPPLEMENT DATED SEPTEMBER 1, 2004 TO THE CURRENT PROSPECTUS

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated September 1, 2004. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.


You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.

1. RISK RETURN SUMMARY

   PERFORMANCE TABLE. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. PLEASE NOTE THAT YOU WILL FIND PERFORMANCE RETURNS, AFTER THE DEDUCTION OF CERTAIN TAXES, FOR CLASS A SHARES OF THE FUND, TOGETHER WITH RETURNS OF ONE OR MORE BROAD MEASURES OF MARKET PERFORMANCE IN THE PERFORMANCE TABLE OF THE PROSPECTUS. The table is supplemented as follows:


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003):

     RETURNS BEFORE TAXES            1 YEAR           5 YEARS         LIFE*
     --------------------            ------           -------         -----
         Class I shares               4.76%            6.94%           6.94%

----------------
* Life refers to the period from the commencement of the fund's operations on December 31, 1998 through December 31, 2003.


The fund commenced investment operations on December 31, 1998, with the offering of class A shares and class I shares.

2. EXPENSE SUMMARY

   EXPENSE TABLE. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

                                                                        Class I
     Maximum Sales Charge (Load) Imposed on Purchases (as a
       percentage of offering price) ...............................      None
     Maximum Deferred Sales Charge (Load) (as a percentage of
       original purchase price or redemption proceeds, whichever
       is less) ....................................................      None

  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


     Management Fees ...............................................      0.50%
     Distribution and Service (12b-1) Fees..........................      None
     Other Expenses(1)..............................................      0.32%
                                                                          -----
     Total Annual Fund Operating Expenses(1)........................      0.82%
         Fee Reductions(2)..........................................     (0.27)%
         Net Expenses(1)............................................      0.55%

----------------
(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may have or enter into other expense reduction or recapture arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower.

(2) MFS has contractually agreed to waive its right to receive the management fee to a maximum of 0.30% annually of the fund's average daily net assets. This represents a contractual fee reduction effective March 1, 2004. The management fee set forth in the Investment Advisory Agreement is 0.50% annually of the fund's average daily net assets. Before March 1, 2004, MFS contractually agreed to reduce its fee to the annual rate (based on average daily net assets) of 0.35%. Effective March 1, 2004, MFS agreed to a contractual management fee reduction for the fund to an annual rate of 0.30% of the fund's average daily net assets. MFS has agreed to maintain this management fee reduction until February 28, 2009 as part of its settlement with the New York Attorney General concerning market timing and related matters. MFS has also contractually agreed to bear the fund's expenses, subject to reimbursement, such that "Other Expenses" (as determined without giving effect to the expense reduction arrangements described above) do not exceed 0.25% annually.


   EXAMPLE OF EXPENSES. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The "Example of Expenses" table is supplemented as follows:


     SHARE CLASS             YEAR 1        YEAR 3        YEAR 5         YEAR 10
     -----------             ------        ------        ------         -------
     Class I Shares           $56           $224          $409            $970


3. DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:


    o certain retirement plans established for the benefit of employees and former employees of MFS and employees and former employees of MFS' affiliates; and


    o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds.

    o any retirement plan, endowment or foundation which:

        > has, at the time of purchase of class I shares, aggregate assets of at least $100 million; and

        > invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).


    o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds; and


     o certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.


In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above and may accept purchases that do not meet these dollar qualification requirements.


4. HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:


You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). Subject to the fund's Exchange Limitation Policies as described in the prospectus, you may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.   FINANCIAL HIGHLIGHTS

  The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

FINANCIAL HIGHLIGHTS - CLASS I SHARES


FOR YEAR ENDED 4/30

CLASS I                                               2004            2003             2002             2001            2000
Net asset value - beginning of period                $10.42          $ 9.92           $ 9.84           $ 9.38           $ 9.87
                                                     ------          ------           ------           ------           ------
INCOME FROM INVESTMENT OPERATIONS#(S)(S)
    Net investment incomess.                         $ 0.35          $ 0.34           $ 0.59           $ 0.68           $ 0.65
    Net realized and unrealized gain (loss)
      on Investments                                  (0.09)           0.69             0.14             0.46            (0.49)
                                                     ------          ------           ------           ------           ------
Total from investment operations                     $ 0.26          $ 1.03           $ 0.73           $ 1.14           $ 0.16
                                                     ------          ------           ------           ------           ------
LESS DISTRIBUTIONS
    From net investment income                       $(0.48)         $(0.52)          $(0.59)          $(0.68)          $(0.65)
                                                     ------          ------           ------           ------           ------
    From net realized gain on investments             (0.01)          (0.01)             --               --                --
    In excess of net investment income                  --              --             (0.06)             --                --
                                                     ------          ------           ------           ------           ------
Total distributions                                  $(0.49)         $(0.53)          $(0.65)          $(0.68)          $(0.65)
                                                     ------          ------           ------           ------           ------
Net asset value, end of period                       $10.19          $10.42           $ 9.92           $ 9.84           $  9.38
                                                     ------          ------           ------           ------           ------
Total return (%)                                       2.52           10.65             7.60%           12.52%            1.72%
RATIOS (%) TO AVERAGE NET ASSETS AND
    SUPPLEMENTAL DATA(S)
    Expenses##                                         0.59            0.60             0.13             0.03             0.04
    Net investment income(S)(S)                        3.42            3.58             5.90             6.96             6.80
Portfolio turnover                                       40              79              75              133              147
Net assets at end of period (000 omitted)          $165,586         $47,031             $980            $915               $0+++


(S) Effective March 1, 2002, MFS has voluntarily agreed under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fees for the periods indicated. Prior to March 1, 2002, MFS had voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management fees. Prior to February 1, 1999, the fund paid MFS a fee not greater than 1.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:


       Net investment income (loss)                   $0.33           $0.30          $ (0.30)           $0.28         $   0.30
       RATIOS (%) (TO AVERAGE NET ASSETS)
       Expenses##                                      0.81            1.06             8.99             4.13             3.75
       Net investment income (loss)                    3.20            3.12            (2.96)            2.86             3.09

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended
       April 30, 2002, was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05, and to decrease the ratio of net investment income to average net assets by 0.52%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change.
   +++ Class I net assets were less than $500.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

               THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 1, 2004.

Class A Shares
Class B Shares
Class C Shares
Class R1 Shares
Class R2 Shares


-------------------------------------------------------------------------------


MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND                PROSPECTUS 9/1/04


This Prospectus describes the MFS Intermediate Investment Grade Bond Fund. The fund's primary investment objective is to provide as high a level of current income as the investment adviser believes is consistent with prudent investment risk. Its secondary objective is to protect shareholders' capital.

TABLE OF CONTENTS
-----------------------------------------------------------------------------


RISK RETURN SUMMARY                                                         1
-----------------------------------------------------------------------------
EXPENSE SUMMARY                                                             9
-----------------------------------------------------------------------------
CERTAIN INVESTMENT STRATEGIES AND RISKS                                    11
-----------------------------------------------------------------------------
MANAGEMENT OF THE FUND                                                     12
-----------------------------------------------------------------------------
DESCRIPTION OF SHARE CLASSES                                               13
-----------------------------------------------------------------------------
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES                                21
-----------------------------------------------------------------------------
OTHER INFORMATION                                                          28
-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                       31
-----------------------------------------------------------------------------
APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES                            A-1


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

---------------------
I RISK RETURN SUMMARY
---------------------

o   INVESTMENT OBJECTIVE

    The fund's primary investment objective is to provide as high a level of current income as the investment adviser believes is consistent with prudent investment risk. Its secondary objective is to protect shareholders' capital. The fund's objectives may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The fund invests, under normal market conditions, at least 80% of its net assets in investment grade fixed income securities with "intermediate" maturities (generally securities with remaining maturities of 10 years or less). These securities include:

    o investment grade fixed income securities, assigned one of the top four credit ratings by credit rating agencies (e.g., rated AAA, AA, A or BBB) or which are unrated and considered by the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), to be investment grade, including

        > corporate bonds, which are bonds or other debt obligations issued by domestic or foreign corporations or similar entities,

        > mortgage and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables, and


    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association
      (GNMA), are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the United States Government.


    Fixed income securities with intermediate maturities may include:

    o securities with remaining maturities of 10 years or less,

    o securities with estimated remaining lives of 10 years or less,

    o securities with a "duration" of 10 years or less (the fund determines the duration of a fixed income security by taking the present value of all its future principal and interest payments and calculating the dollar-weighted average time until those payments will be received).

      Under normal market conditions, the fund's average dollar-weighted maturity will be between 3 and 7 years.


      In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis. Investors should note that many U.S. Government securities in which the Fund may invest are not supported by the full faith and credit of the United States Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.


      The fund may invest up to 100% of its assets in dollar-denominated foreign fixed income securities.

      The fund may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

    o futures and forward contracts,

    o options on futures contracts, securities and bond indices,

    o structured notes and indexed securities, and

    o swaps, caps, floors and collars.

      The fund is a non-diversified mutual fund. This means that the fund may invest a relatively high percentage of its assets in a small number of issuers.


o   PRINCIPAL RISKS OF AN INVESTMENT


    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in the fund are:

    o Allocation Risk: The fund will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The fund could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund's portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities, with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the fund's fixed income investments will affect the volatility of the fund's share price.


    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that many U.S. Government securities in which the Fund may invest are not supported by the full faith and credit of the United States Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.


    o Liquidity Risk: The fixed income securities purchased by the fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the fund's performance.

    o Mortgage-Backed and Asset-Backed Securities:

        > Maturity Risk:


          + Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.


              > When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

              > When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.


          + Collateralized Mortgage Obligations: The fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

          + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

        > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. However, the U.S. Government or its agencies may guarantee the payment of principal and interest on certain of the U.S. Government mortgage-backed securities. Mortgage-backed securities and asset- backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees. Investors should note that many U.S. Government securities in which the Fund may invest are not supported by the full faith and credit of the United States Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.

    o Derivatives Risk


        > Hedging Risk: When a derivative is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.


        > Correlation Risk: When the fund uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

        > Investment Risk: When the fund uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The fund is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.


        > Availability Risk: Derivatives may not be available to the fund upon acceptable terms. As a result, the fund may be unable to use derivatives for hedging or other purposes.

        > Credit Risk: When the fund uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    o Foreign Securities: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S markets.

    o Non-Diversified Status Risk: Because the fund may invest its assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART


    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                1999                           0.52%
                2000                          10.77%
                2001                           9.81%
                2002                           9.05%
                2003                           4.61%

      The total return for the fund's class A shares for the six month period ended June 30, 2004 was (0.05)%. During the period shown in the bar chart, the highest quarterly return was 4.77% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (0.67)% (for the calendar quarter ended June 30, 1999).


o   PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"); and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)
    ..........................................................................
    RETURNS BEFORE TAXES

                                                             1 Year      5 Years

    Class B Shares, With CDSC (Declining Over Six
      Years From the End of the Calendar Month of
      Purchase from 4% to 0%)                               (0.27)%        6.24%

    Class C Shares, With CDSC (1% for First Year From
      the End of the Calendar Month of Purchase)              2.73%        6.57%

    Class R1 Shares, at Net Asset Value                       4.24%        6.81%

    Class R2 Shares, at Net Asset Value                       4.50%        6.86%

    Class A Shares, With Initial Sales Charge (4.75%)*      (0.36)%        5.85%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)

    Class A Shares' Return After Taxes on
      Distributions, With Initial Sales Charge (4.75%)      (1.98)%        3.42%

    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares, With
      Initial Sales Charge (4.75%)                          (0.25)%        3.44%

    BENCHMARK COMPARISONS

    Lehman Brothers Intermediate Government/Credit
      Index+**                                                4.31%        6.65%

    Lipper Intermediate Investment Grade Debt Fund
      Average***                                              4.55%        5.82%

    ----------
      * Prior to March 1, 2002, the fund was available only to MFS employees and had limited assets. Between February 1, 1999 and March 1, 2002, a significant portion of the fund's fees and expenses were waived or paid for by the adviser. Had applicable expense subsidies or waivers not been in effect performance would have been lower. For example, had these expense subsidies and waivers not been in effect for Class A, average annual returns including sales charge and before taxes would have been 5.42% for the 5-year period.

      + Source: Standard & Poor's Micropal, Inc.

     ** The Lehman Brothers Intermediate Government/Credit Index measures the performance of the U.S. investment-grade bond market and includes bonds with maturities up to 10 years.

    *** The Lipper Intermediate Investment Grade Debt Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in the Lipper Intermediate Investment Grade Debt Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. In particular, prior to March 1, 2002 the fund was available only to MFS employees and had limited assets. Between February 1, 1999, and March 1, 2002, a significant portion of the fund's fees and expenses were waived or paid for by the adviser. Had applicable expense subsidies or waivers not been in effect, performance would have been lower.


      The fund commenced investment operations on December 31, 1998 with the offering of class A shares, and subsequently offered class B and class C shares on March 1, 2002, class R1 shares on December 31, 2002 and class R2 shares on October 31, 2003. Performance for share classes offered after class A shares ("Newer Classes") includes the performance of the fund's class A shares (the "Initial Class") for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to the Newer Classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance the Newer Classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for Newer Classes with higher operating expenses than the Initial Class, and lower performance for Newer Classes with lower operating expenses than the Initial Class.

      If you would like the fund's current yield, contact the MFS Service Center at the toll free number set forth on the back cover page.

------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

    SHAREHOLDER FEES (fees paid directly from your investment):
    ..........................................................................


                                 CLASS A   CLASS B   CLASS C  CLASS R1  CLASS R2
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering
    price) .................      4.75%    0.00%     0.00%    0.00%     0.00%

    Maximum Deferred Sales
    Charge (Load) (as a
    percentage of original
    purchase price or
    redemption proceeds,
    whichever is less) ..... See Below(#)  4.00%     1.00%    0.00%     0.00%

    Maximum Redemption Fee
    (as a percentage of
    amount redeemed), if
    applicable (##) ........      2.00%    2.00%     2.00%      N/A       N/A

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ...........................................................................

    Management Fees ...........   0.50%    0.50%     0.50%    0.50%     0.50%

    Distribution and Service
    (12b-1) Fees(1)               0.35%    1.00%     1.00%    0.50%     0.50%

    Other Expenses(2) .........   0.32%    0.32%     0.32%    0.32%     0.57%(4)
                                 -----    -----     -----    -----     -----
    Total Annual Fund Operating
    Expenses(2)                   1.17%    1.82%     1.82%    1.32%     1.57%

        Fee Reductions(3) ..... (0.47)%  (0.27)%   (0.27)%  (0.27)%   (0.27)%
                                 -----    -----     -----    -----     -----
        Net Expenses(2) .......   0.70%    1.55%     1.55%    1.05%     1.30%

    -----------
     (#) For class A only, an initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months. (CDSC will age one month on the last day of the month of purchase and each subsequent month).
    (##) A redemption fee of 2% is charged on proceeds from redemptions and exchanges made within 5 business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" below.
     (1) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of A, B, C, R1 and R2 shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The maximum distribution and service fees under the plan are: 0.35% annually for class A shares (a 0.10% distribution fee and a 0.25% service fee); 1.00% annually for each of class B and class C shares (0.75% distribution fee and a 0.25% service fee); and 0.50% annually for each of class R1 and R2 shares (a 0.25% distribution fee and a 0.25% service fee). The fund's distributor, MFS Fund Distributors, Inc., has contractually agreed to waive the fund's class A distribution fee and 0.10% of the class A service fee. (See footnote
         (3) below.) This contractual agreement will continue until at least September 1, 2005 unless earlier terminated or modified with the consent of the board of trustees which oversees the fund.
     (2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may have or enter into other expense reduction or recapture arrangements (which would also have the effect of reducing the fund's expense). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower.
     (3) MFS has contractually agreed to waive its right to receive 0.20% of the management fee annually. This represents a contractual fee reduction effective March 1, 2004 (see "Management of the Fund -- Investment Adviser" below). Also, MFS has contractually agreed to bear the fund's expenses, subject to reimbursement, such that "Other Expenses" (as determined without giving effect to the expense reduction arrangements described above), do not exceed 0.25% annually for class A, B, C, and R1 shares and 0.50% annually for class R2 shares. In addition, as noted above, the fund's distributor, MFS Distributors, Inc., has contractually agreed to waive the 0.10% class A distribution fee and 0.10% of the class A service fee.
     (4) "Other Expenses" are estimated for Class R2 shares for the fund's current fiscal year, and include an annual 0.25% administrative service fee paid by the fund from assets attributable to class R2 shares to MFS for the provision by MFS, or a third party, of various administrative, recordkeeping and communication/educational services.

o   EXAMPLE OF EXPENSES


    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


    The examples assume that:


    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and


    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any contractual fee reductions are in effect (see "Expense Summary -- Expense Table" above).


    Although your actual costs may be higher or lower, under these assumptions your costs would be:

    SHARE CLASS                           YEAR 1     YEAR 3     YEAR 5   YEAR 10
    ----------------------------------------------------------------------------


    Class A shares                         $543       $774      $1,027    $1,771

    Class B shares(1)
        Assuming redemption at end of
          period                           $558       $836      $1,142    $1,928
        Assuming no redemption             $158       $536      $  942    $1,928

    Class C shares
        Assuming redemption at end of
          period                           $258       $536      $  942    $2,099
      Assuming no redemption               $158       $536      $  942    $2,099

    Class R1 shares                        $107       $381      $  679    $1,549

    Class R2 shares                        $132       $459      $  811    $1,828


    ------
    (1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses.

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o   TEMPORARY DEFENSIVE POLICIES

    In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objectives. The fund's defensive investment position may not be effective in protecting its value.

o   ACTIVE OR FREQUENT TRADING

    The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains, as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the fund's performance.

-------------------------
IV MANAGEMENT OF THE FUND
-------------------------


o   INVESTMENT ADVISER

    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $137.4 billion as of the quarter ended June 30, 2004. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to the fund (including portfolio management and trade execution). For the fiscal year ended April 30, 2004 the fund paid MFS an effective management fee rate equal to 0.34% of the fund's average daily net assets.

      The management fee set forth in the Investment Advisory Agreement is 0.50% annually of the fund's average daily net assets. Before March 1, 2004, MFS contractually agreed to reduce its fee to the annual rate (based on average daily net assets) of 0.35%. Effective March 1, 2004, MFS agreed to a contractual management fee reduction for the fund to an annual rate of 0.30% of the fund's average daily net assets. MFS has agreed to maintain this management fee reduction until February 28, 2009 as part of its settlement with the New York Attorney General concerning market timing and related matters.

o   PORTFOLIO MANAGER


    James J. Calmas, a Vice President of the adviser, is the portfolio manager of the fund. Mr. Calmas has been employed in the investment management area of MFS since 1988 and has been the fund's portfolio manager since January 21, 1999.


o   ADMINISTRATOR


    MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.


      In addition, MFS is responsible for providing certain administrative services with respect to class R2 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of class R2 shares to MFS for the provision of these services.

o   DISTRIBUTOR


    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares the fund.


o   SHAREHOLDER SERVICING AGENT


    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

------------------------------
V DESCRIPTION OF SHARE CLASSES
------------------------------


    The fund offers class A, class B, class C, class R1 and class R2 shares through this prospectus. The fund also offers an additional class of shares, class I shares, which are made available through a separate prospectus supplement provided to the investors eligible to purchase them.

      Class R1 and class R2 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Where MFS (or one of its affiliates) is responsible for providing participant recordkeeping services for the eligible retirement plan, the plan will be eligible to purchase class R1 and class R2 shares if it meets certain asset thresholds established and disclosed to the plan sponsor by MFS. Class R1 and R2 shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and 529 tuition programs. Class R2 shares are available to retirement plans only if either MFS (or one of its affiliates) is responsible for providing participant recordkeeping services or MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative services.


o   SALES CHARGES


    You may be subject to an initial sales charge when you purchase class A shares, or a CDSC when you redeem class A, class B or class C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived and these circumstances are described below as well as in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from MFS or MFD. See the discussion under the caption "Financial Adviser Support Payments" below and the SAI for details.

o   CLASS A SHARES

    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within 12 months (CDSC will age one month on the last day of the month of purchase and each subsequent month). Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.


    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:

                                               SALES  CHARGE*  AS PERCENTAGE OF:
                                               ---------------------------------

                                                  Offering        Net Amount
    Amount of Purchase                              Price          Invested
    Less than $100,000                                 4.75            4.99
    $100,000 but less than $250,000                    4.00            4.17
    $250,000 but less than $500,000                    2.95            3.04
    $500,000 but less than $1,000,000                  2.20            2.25
    $1,000,000 or more                                None**          None**

    ----------
     * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** A 1% CDSC will apply to such purchases, as discussed below.


    Please see "Class A Sales Charge Waivers or Reductions" below for additional information.

    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase (CDSC will age one month on the last day of the month of purchase and each subsequent month). Please see "Class A Sales Charge Waivers or Reductions" below for additional information.

o   CLASS A SALES CHARGE WAIVERS OR REDUCTIONS.

    Below is a table and brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable sales charge for class A shares may be waived or reduced. You can also find additional information about these programs and waivers in the SAI and on the fund's website at www.mfs.com under "Mutual Funds", which is available to you free of charge. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial adviser. You must inform your financial adviser or MFSC of your intention to invest in the funds under one of the programs below upon purchasing fund shares. You can provide this information in your account application or through a separate document provided by your financial adviser.

                                                   INVESTMENTS ELIGIBLE FOR:
                                                --------------------------------
                                               WAIVED SALES    REDUCED INITIAL
    PROGRAM                                       CHARGE         SALES CHARGE

    Letter of Intent                                                  X
    Right of Accumulation                                             X
    Reinstatement Privilege                         X
    Automatic Exchange Plan                         X*
    Exchange Privilege                              X*
    Dividend Reinvestment                           X
    Distribution Investment Program                 X
    Other Sales Charge Waivers                      X

    ----------
    * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases. See "Exchange Privilege" below.

    LETTER OF INTENT (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A or class 529A shares if you commit to invest a specific dollar amount, based on the gross amount of your investments (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund) within a 13 month period (36 months for a $1 million commitment). For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.

      At your request, purchases made during the previous 90 days may be included under your LOI commitment amount. You or your financial adviser must inform the fund or its agent that the LOI is in effect each time shares of a fund are purchased.

    RIGHT OF ACCUMULATION (ROA). You may pay a reduced or no initial sales charge on purchases of class A or 529A shares by aggregating the total dollar amount of your investment with the value of your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund), based on current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

      LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed
      Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

      Eligible accounts that you may link under LOI and ROA may include:

        o Individual accounts

        o Joint accounts

        o Trust accounts of which you, your spouse or child under the age of 21 is the grantor

        o MFS 529 College Savings Plan accounts

        o Single-Participant Retirement Plan accounts

        o Certain Individual Retirement Accounts

        o UGMA/UTMA Accounts

        o Accounts held in the name of your financial adviser(s) on your behalf

        However, please note that accounts held with the MFS funds in the name of a financial adviser on your behalf can currently be combined with accounts held with the MFS funds in your name directly only if (i) the account is not held under an omnibus account arrangement and (ii) the financial adviser informs the MFS funds (or its agents) that certain accounts should be combined for purposes of the LOI or ROA. In addition, individually held accounts cannot be linked with accounts held in employer-sponsored plans for purposes of LOI or ROA.

        You should provide your financial adviser with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of the ROA or LOI. Such documentation may include shareholder identification numbers or applicable account numbers or account statements (including accounts held with various financial advisers).

    REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without paying a sales charge.

      For shareholders who exercise this privilege after redeeming class A shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares you may reinvest your redemption proceeds only into the corresponding class A shares. The class A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund into class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid such a charge on these shares.

    DIVIDEND REINVESTMENT. You can reinvest dividend and capital gain distributions into your account in the same fund without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without a sales charge.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a sales charge waiver for purchases or redemptions of class A shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investments (e.g., certain wrap accounts or fund supermarket investments). The funds reserve the right to eliminate, modify or add waivers at any time and without providing advance notice.


o   CLASS B SHARES

    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years from the end of the calendar month of purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.


      The CDSC is imposed according to the following schedule:


                                                             CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                           SALES CHARGE
    ----------------------------------------------------------------------------

    First                                                            4%
    Second                                                           4%
    Third                                                            3%
    Fourth                                                           3%
    Fifth                                                            2%
    Sixth                                                            1%
    Seventh and following                                            0%


      If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you purchase through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.

      Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.


o   CLASS C SHARES

    You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year from the end of the calendar month of purchase, you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund.


      Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.

o   CLASS B AND CLASS C SALES CHARGE WAIVERS OR REDUCTIONS.

    Below is a brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable CDSC may be waived or reduced. You can also find additional information about these programs and waivers in the SAI and on the fund's website www.mfs.com under "Mutual Funds", which is available to you free of charge. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial adviser. You or your financial adviser must inform MFSC of your intention to enroll in one of the programs below. You can provide this information in your account application or through a separate document provided by your financial adviser.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying any sales charge.

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares without paying any sales charges upon redemption. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and class C shares redeemed under this plan. Shares redeemed under this plan will not be subject to a redemption fee.

    REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without an initial sales charge.

      For shareholders who exercise this privilege after redeeming class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class C shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares you may reinvest your redemption proceeds only into the corresponding class A shares. The class A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a CDSC waiver for redemptions of class B and/or class C shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs or certain other groups (e.g. affiliated persons of MFS) and with respect to redemptions under certain circumstances (e.g., death or disability of shareholder). The funds reserve the right to eliminate, modify and add waivers at any time and without providing advance notice.

o   CLASS R1 AND R2 SHARES

    Eligible retirement plans may purchase class R1 and R2 shares at net asset value without an initial sales charge. Class R1 and R2 shares are not subject to a CDSC, and each has annual distribution and service fees up to a maximum of 0.50% of net assets annually.

o   CALCULATION OF CDSC


    As discussed above, certain investments in class A, B and C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:

    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

    o Purchases of class B and C shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.


      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares.

o   DISTRIBUTION AND SERVICE FEES

    The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares, and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to: 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee); 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee); and 0.50% for each of class R1 and R2 shares (a 0.25% distribution fee and a 0.25% service fee); and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. The 0.10% class A distribution fee and 0.10% of the class A service fee are currently being waived by MFD as described under "Expense Summary" above.

o   FINANCIAL ADVISER SUPPORT PAYMENTS

    The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial advisers who support the sale of fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

      MFD may make payments to key financial advisers who provide marketing support. In the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial adviser, on an annual basis. In addition, financial advisers may offer MFS fund shares through specialized programs such as tax deferred retirement programs or qualified tuition programs. MFD may pay a portion of the administrative and marketing costs of a financial adviser relating to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial advisers.

      You can find further details in the SAI about the payments made by MFD and the services provided by your financial adviser. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges.

----------------------------------------------
VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
----------------------------------------------


    You may purchase, exchange and redeem class A, class B, class C, class R1 and class R2 shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described above under "Description of Share classes.


o   HOW TO PURCHASE SHARES

    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is generally $1,000 except for IRAs, for which the minimum initial investment is $250 per account. In the following circumstances, the minimum initial investment is only $50 per account:

    o if you establish an automatic investment plan;

    o if you establish an automatic exchange plan; or

    o if you establish an account under either:

        > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

        > employer sponsored investment programs.


    The maximum amount you may invest in class B shares with any single purchase request is $99,999, and the maximum amount you may invest in class C shares with any single purchase is $999,999. The funds or their agents may at their discretion accept a purchase request for class B shares for $100,000 or more under limited circumstances, including, by way of example, when a retirement plan is rolling over assets from another account into a pre-existing account maintained in class B shares of the funds.

    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:


    o send a check with the returnable portion of your statement;

    o ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.


    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

    VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provided is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the new asset value next calculated after the account is closed. Any applicable contingent deferred sales charge and/or redemption fee will be assessed.


o   HOW TO EXCHANGE SHARES


    EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange; rather a pro rata portion of the CDSC will carry over to the acquired shares. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase.

      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. In addition, class A, class R1 and class R2 shares may be exchanged for shares of the MFS Money Market Fund subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus.

      Exchanges may be subject to certain limitations and are subject to the MFS funds" policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. In addition, the fund imposes a 2.00% fee on exchanges made within 5 business days after acquiring fund shares. These limitations and policies are described below under the caption "How to Purchase, Exchange and Redeem Shares - Other Considerations" below. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


o   HOW TO REDEEM SHARES

    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).


      Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. In addition, the fund imposes a 2.00% redemption fee on redemptions made within 5 business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" below.

    REDEEMING DIRECTLY THROUGH MFSC

    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

    o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account by contacting MFSC via the Internet (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.

    o SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares without paying any sales charges upon redemption. For class B and class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC or redemption fee on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

o   OTHER CONSIDERATIONS

    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. The MFS funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitations on Exchange Activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest. In the event that the MFS funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

    EXCHANGE LIMITATION POLICIES. The MFS funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

      LIMITATIONS ON EXCHANGE ACTIVITY. The MFS funds, through their agents, undertake to use their best efforts to exercise the funds' rights to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes

        o three exchanges (each exceeding $10,000 in value) out of an account in an MFS fund with a principal investment policy of investing in global, international, high yield bond or municipal bond securities, or

        o six exchanges (each exceeding $10,000 in value) out of any other MFS fund account during a calendar year. Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder. These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These exchange limits are subject to the MFS funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

    LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial advisers and cannot always know or reasonably detect excessive trading which may be facilitated by these financial advisers or by the use of omnibus account arrangements offered by these financial advisers to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial advisers such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial adviser to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a fund.

    EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

      In addition, to the extent that a fund significantly invests in foreign securities traded on markets which may close prior to when the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the fund's valuation time. To the extent that the fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

      To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds which invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

    REDEMPTION FEE. The MFS high yield funds identified below charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

        MFS High Income Fund
        MFS Municipal High Income Fund
        MFS High Yield Opportunities Fund

      For purchases made on or after July 1, 2004, all remaining funds in the MFS Family of Funds, except for the MFS Cash Reserve Fund, MFS Money Market Fund and MFS Government Money Market Fund, will charge a 2% redemption fee (which will be retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). Prior to July 1, 2004, certain of the MFS international and global funds applied a 30 calendar day redemption fee period, as opposed to a 5 business day period. These funds, as well as the other MFS funds, may determine to change the redemption fee period or amount of redemption fees charged, including in connection with pending Securities and Exchange Commission rules.

      For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

      THE FUNDS' REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

       1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial adviser such as a broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

       2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

       3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll deduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

       4. transactions by the MFS funds of funds including, without limitation, the MFS Asset Allocation Funds;

       5. transactions following the death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

       6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

       7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

       8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

       9. transactions involving class 529A, 529B, 529C, R1, R2 or J shares of the fund (if offered); and

      10. transactions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation of a fund).

      In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries, and in connection with pending Securities and Exchange Commission redemption fee rules.

      These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time (which may address such topics as the documentation necessary for the funds to recognize a disability, among others).

      Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

    IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions. However, if it does, it will pay, during any 90-day period, your redemption proceeds in cash when the redemption is at or below $250,000 or 1% of the fund's net assets, whichever is less.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

---------------------
VII OTHER INFORMATION
---------------------


o   PRICING OF FUND SHARES


    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

      To determine net asset value, the fund values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

      The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:

    o MFSC receives your order by the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank); or

    o your financial adviser receives your order by the valuation time and transmits your order to MFSC.

o   DISTRIBUTIONS


    The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.


o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

    o Dividend and capital gain distributions in cash.

    Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

o   TAX CONSIDERATIONS


    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.


      You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. Some dividends paid in January may be taxable as if they had been paid the previous December.

      The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

      The fund's distributions of net capital gains or net short-term capital gains will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      If you are neither a citizen nor a resident of the U.S., the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.


    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.


o   UNIQUE NATURE OF FUND


    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

    The fund produces financial reports every six months and updates the prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

-------------------------
VIII FINANCIAL HIGHLIGHTS
-------------------------

    The financial highlights tables are intended to help you understand the fund's financial performance for the past five years (or life of a particular class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). These financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent registered public accounting firm is Deloitte & Touche LLP.



FOR YEAR ENDED 4/30

CLASS A                                                 2004              2003            2002            2001            2000

Net asset value, beginning of period                  $10.43             $9.92           $9.85           $9.38           $9.88
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                             $0.34             $0.35           $0.49           $0.67           $0.64
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                          (0.11)             0.68            0.23            0.48           (0.49)
-------------------------------------------------     ------            ------          ------          ------          ------
Total from investment operations                       $0.23             $1.03           $0.72           $1.15           $0.15
-------------------------------------------------     ------            ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                          $(0.46)           $(0.51)         $(0.59)         $(0.68)         $(0.65)
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                (0.01)            (0.01)             --              --              --
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --                --           (0.06)             --              --
-------------------------------------------------     ------            ------          ------          ------          ------
Total distributions declared to shareholders          $(0.47)           $(0.52)         $(0.65)         $(0.68)         $(0.65)
-------------------------------------------------     ------            ------          ------          ------          ------
Net asset value, end of period                        $10.19            $10.43           $9.92           $9.85           $9.38
-------------------------------------------------     ------            ------          ------          ------          ------
Total return (%)(+)                                     2.27             10.59            7.47           12.63            1.62
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                              0.74              0.75            0.41            0.03            0.04
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             3.26              3.48            5.62            7.02            6.69
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        40                79              75             133             147
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)            $49,065           $36,151          $1,391            $235          $1,022
-------------------------------------------------------------------------------------------------------------------------------

(S) Effective March 1, 2002, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.25% annually. This arrangement is effected by
    MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of September 1, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. Prior to March 1, 2002, the investment advisor contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses. In addition, the investment advisor and distributor contractually waived a portion of their fees for certain of the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                           $0.30             $0.28          $(0.29)          $0.28           $0.25
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                              1.16              1.41            9.37            4.13            4.10
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            2.84              2.82           (3.34)           2.92            2.63
-------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended
       April 30, 2002, was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05, and to decrease the ratio of net investment income to average net assets by 0.52%. Per share ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



FOR YEAR ENDED 4/30                                                                                       PERIOD
                                                                                                          ENDED
CLASS B                                                                  2004              2003          4/30/02*

Net asset value, beginning of period                                      $10.43              $9.92             $10.03
-----------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                                                 $0.25              $0.27              $0.07
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                   (0.10)              0.67              (0.10)
--------------------------------------------------------------------      ------             ------             ------
Total from investment operations                                           $0.15              $0.94             $(0.03)
--------------------------------------------------------------------      ------             ------             ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                              $(0.38)            $(0.42)            $(0.07)
-----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                                    (0.01)             (0.01)                --
-----------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                                          --                 --              (0.01)
--------------------------------------------------------------------      ------             ------             ------
Total distributions declared to shareholders                              $(0.39)            $(0.43)            $(0.08)
--------------------------------------------------------------------      ------             ------             ------
Net asset value, end of period                                            $10.19             $10.43              $9.92
--------------------------------------------------------------------      ------             ------             ------
Total return (%)                                                            1.41               9.66               0.13++###
-----------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                                                  1.59               1.60               1.61+
-----------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                                 2.40               2.63               4.49+
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            40                 79                 75
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                $13,927            $15,603               $234
-----------------------------------------------------------------------------------------------------------------------

(S) Effective March 1, 2002, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's
    "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.25% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of September 1, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, the investment advisor contractually waived a portion of its fees for certain of the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                               $0.23              $0.22             $(0.07)
-----------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                  1.81               2.06              10.47+
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                2.18               2.17              (4.37)+
-----------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended April 30, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and to decrease the ratio of net investment income to average net assets by 0.52%.
     * For the period from the inception of Class B shares, March 1, 2002, through April 30, 2002.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   ### For the year ended April 30, 2002 the total return was previously reported incorrectly as (0.27)%.



FOR YEAR ENDED 4/30                                                                                       PERIOD
                                                                                                          ENDED
CLASS C                                                                  2004              2003          4/30/02*
Net asset value, beginning of period                                      $10.43              $9.92             $10.03
-----------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                                                 $0.25              $0.26              $0.07
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                   (0.09)              0.68              (0.10)
--------------------------------------------------------------------      ------             ------             ------
Total from investment operations                                           $0.16              $0.94             $(0.03)
--------------------------------------------------------------------      ------             ------             ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                              $(0.38)            $(0.42)            $(0.07)
-----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                                    (0.01)             (0.01)                --
-----------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                                          --                 --              (0.01)
--------------------------------------------------------------------      ------             ------             ------
Total distributions declared to shareholders                              $(0.39)            $(0.43)            $(0.08)
--------------------------------------------------------------------      ------             ------             ------
Net asset value, end of period                                            $10.20             $10.43              $9.92
--------------------------------------------------------------------      ------             ------             ------
Total return (%)                                                            1.51               9.63               0.13++###
-----------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA(S):

Expenses##                                                                  1.59               1.60               1.61+
-----------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                                 2.40               2.60               4.35+
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                            40                 79                 75
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                 $6,553             $4,671                $13
-----------------------------------------------------------------------------------------------------------------------

(S) Effective March 1, 2002, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's
    "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.25% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of September 1, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, the investment advisor contractually waived a portion of its fees for certain of the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                               $0.23              $0.21             $(0.07)
-----------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                  1.81               2.06              10.47+
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                2.18               2.14              (4.51)+
-----------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended April 30, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and to decrease the ratio of net investment income to average net assets by 0.51%.
     * For the period from the inception of Class C shares, March 1, 2002, through April 30, 2002.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   ### For the year eneded April 30, 2002 the total return was previously reported incorrectly as (0.27)%.



                                                                       YEAR ENDED            PERIOD ENDED
CLASS R1**                                                               4/30/04               4/30/03*
Net asset value, beginning of period                                     $10.43                 $10.34
-------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                                $0.31                  $0.10
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                  (0.11)                  0.14###
--------------------------------------------------------------------     ------                 ------
Total from investment operations                                          $0.20                  $0.24
--------------------------------------------------------------------     ------                 ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                             $(0.43)                $(0.15)
-------------------------------------------------------------------------------------------------------
  From net realized gain on investments                                  $(0.01)                   $--
--------------------------------------------------------------------     ------                 ------
Total distributions declared to shareholders                             $(0.44)                $(0.15)
--------------------------------------------------------------------     ------                 ------
Net asset value, end of period                                           $10.19                 $10.43
--------------------------------------------------------------------     ------                 ------
Total return (%)                                                           1.92                   2.36++
-------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                                 1.09                   1.10+
-------------------------------------------------------------------------------------------------------
Net investment income                                                      2.96                   3.06+
-------------------------------------------------------------------------------------------------------
Portfolio turnover                                                           40                     79
-------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $325                    $48
-------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.25% annually. This arrangement is effected by MFS bearing all of the fund's Other
    Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of September 1, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, the investment advisor contractually waived a portion of its fees for certain of the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income                                                     $0.29                  $0.09
-------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                 1.31                   1.56+
-------------------------------------------------------------------------------------------------------
Net investment income                                                      2.74                   2.60+
-------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class R1 shares, December 31, 2002, through April 30, 2003.
 ** Effective November 3, 2003, Class R shares have been renamed R1 shares.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
### The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.


                                                                  PERIOD ENDED
                                                                       4/30/04*

CLASS R2

Net asset value, beginning of period                                  $10.30
----------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                             $0.14
----------------------------------------------------------------------------
  Net realized and unrealized loss on investments                      (0.04)###
-----------------------------------------------------------------     ------
Total from investment operations                                       $0.10
-----------------------------------------------------------------     ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                          $(0.20)
----------------------------------------------------------------------------
  From net realized gain on investments                                (0.01)
-----------------------------------------------------------------     ------
Total distributions declared to shareholders                          $(0.21)
-----------------------------------------------------------------     ------
Net asset value, end of period                                        $10.19
-----------------------------------------------------------------     ------
Total return (%)                                                        0.95++
----------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                              1.32+
----------------------------------------------------------------------------
Net investment income                                                   2.71+
----------------------------------------------------------------------------
Portfolio turnover                                                        40
----------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                $40
----------------------------------------------------------------------------


(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.50% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.50% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of September 1, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, the investment advisor contractually waived a portion of its fees for certain of the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:


Net investment income                                                  $0.13
----------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                              1.54+
----------------------------------------------------------------------------
Net investment income                                                   2.49+
----------------------------------------------------------------------------

  * For the period from the inception of Class R2 shares, October 31, 2003, through April 30, 2004.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding. ## Ratios do not reflect reductions from fees paid indirectly.
### The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the MFS Intermediate Investment Grade Bond Fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (x) mark. However, the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ...........................................................................

                   x fund uses, or currently  -- permitted, but fund does
    SYMBOLS          anticipates using           not currently anticipate using
    ---------------------------------------------------------------------------

    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass Pass-Through
          Securities                                                        x
        Corporate Asset-Backed Securities                                   x
        Mortgage Pass-Through Securities                                    x
        Stripped Mortgage-Backed Securities                                 x
      Corporate Securities                                                  x
      Loans and Other Direct Indebtedness                                   x
      Lower Rated Bonds                                                    --
      Municipal Bonds                                                       x
      U.S. Government Securities                                            x
      Variable and Floating Rate Obligations                                x
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds              x
    Equity Securities                                                       x
    Foreign Securities Exposure Brady Bonds                                 x
      Depositary Receipts                                                  --
      Dollar-Denominated Foreign Debt Securities                            x
      Emerging Markets                                                      x
      Foreign Securities                                                    x
    Forward Contracts                                                       x
    Futures Contracts                                                       x
    Indexed Securities/Structured Products                                  x
    Inverse Floating Rate Obligations                                      --
    Investment in Other Investment Companies
      Open-End Funds                                                        x
      Closed-End Funds                                                     --
    Lending of Portfolio Securitiesx
    Leveraging Transactions
      Bank Borrowings                                                      --
      Mortgage "Dollar-Roll" Transactions                                  --
      Reverse Repurchase Agreements                                        --
    Options
      Options on Foreign Currencies                                        --
      Options on Futures Contracts                                          x
      Options on Securities                                                 x
      Options on Bond Indices                                               x
      Reset Options                                                         x
      "Yield Curve" Options                                                 x
    Repurchase Agreements                                                   x
    Short Sales                                                            --
    Short Term Instruments                                                  x
    Swaps and Related Derivative Instruments                                x
    Temporary Borrowings                                                    x
    Temporary Defensive Positions                                           x
    "When-Issued" Securities                                                x

MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND


SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Intermediate Investment Grade Bond Fund, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which it relates and (iii) identify the class and number of shares held by the shareholder.

  IF YOU WANT MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:


ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on the performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated September 1, 2004, provides more detailed information about the fund and is incorporated into this prospectus by reference.


  YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: http://www.mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

    The fund's Investment Company Act file number is 811-2464

                                 ----------------------------------------------
                                 MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
                                 ----------------------------------------------
                                 SEPTEMBER 1, 2004

[logo] M F S(R)                                         STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                               INFORMATION


A SERIES OF MFS SERIES TRUST IX
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated September 1, 2004. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                                   IBF-SAI-9/04

STATEMENT OF ADDITIONAL INFORMATION

PART I

Part I of this SAI contains information that is particular to the Fund.

  TABLE OF CONTENTS
                                                                          Page
I      Definitions .....................................................      3

II     Management of the Fund ..........................................      3

       The Fund ........................................................      3

       Trustees and Officers -- Identification and Background ..........      3

       Trustee Compensation and Committees .............................      3

       Affiliated Service Provider Compensation ........................      3

III    Sales Charges and Distribution Plan Payments ....................      4

       Sales Charges ...................................................      4

       Distribution Plan  Payments .....................................      4

IV     Portfolio Transactions and Brokerage Commissions ................      4

V      Share Ownership .................................................      4


VI     Investment Techniques, Practices, Risks and Restrictions ........      4


       Investment Techniques, Practices and Risks ......................      4

       Investment Restrictions .........................................      4


VII    Tax Considerations ..............................................      4

VIII   Independent Registered Public Accounting Firm and Financial
         Statements ....................................................      4


       Appendix A -- Trustee Compensation and Committees ...............    A-1

       Appendix B -- Affiliated Service Provider Compensation ..........    B-1

       Appendix C -- Sales Charges and Distribution Plan Payments ......    C-1

       Appendix D -- Portfolio Transactions and Brokerage Commissions ..    D-1

       Appendix E -- Share Ownership ...................................    E-1

I     DEFINITIONS

      "Fund" - MFS Intermediate Investment Grade Bond Fund, a series of the
      Trust.

      "Trust" - MFS Series Trust IX, a Massachusetts business trust organized in 1985. The Trust was known as MFS Fixed Income Trust prior to January 18, 1995, and as Massachusetts Financial Bond Fund prior to January 7, 1992.

      "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

      "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" - MFS Service Center, Inc., a Delaware corporation.


      "Prospectus" - The Prospectus of the Fund, dated September 1, 2004 and as further amended or supplemented from time to time.


II    MANAGEMENT OF THE FUND

      THE FUND
      The Fund is a non-diversified series of the Trust. The Trust is an open-end management investment company.

      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

      The identification and background of the Trustees and officers of the Trust are set forth in Appendix E to Part II of this SAI.


      TRUSTEE COMPENSATION AND COMMITTEES
      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the Committees of the Board of Trustees is set forth in Appendix A of this Part I.

      AFFILIATED SERVICE PROVIDER COMPENSATION

      Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods is set forth in Appendix B to this Part I.

        In connection with their deliberations with regard to approval of the Fund's current investment advisory agreement with MFS, the Trustees, including the non-interested Trustees, considered such information and factors as they believe, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Fund. Such factors may vary somewhat from year to year. During the past year, such factors included the following:

        Nature, Quality, Cost and Extent of Services. The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Trustees also considered the nature and extent of certain other services MFS performs on the Fund's behalf, including the securities lending programs and MFS' interaction with third party service providers, principally custodians and sub-custodians.


        Investment Record and Comparative Performance Data. The Trustees reviewed the Fund's investment performance as well as the performance of a peer group of funds.

        Expenses. The Trustees considered the Fund's advisory fee and expense ratios and the advisory fee and expense ratios of a peer group of funds. Additionally, the Trustees considered the fee waivers agreed to by MFS and whether these arrangements may be changed without approval by the Trustees.

        Economies of Scale. The Trustees considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale.

        Profitability. The Trustees considered the level of MFS' profits with respect to the management of the Fund, including a review of MFS' methodology in allocating its costs to the management of the Fund. The Trustees considered the profits realized by MFS in connection with the operation of the Fund and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Fund.

        Personnel and Industry Conditions. The Trustees considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.

        Other Benefits. Taking into account the risks assumed by MFS, the Trustees considered the character and amount of other benefits received by MFS from serving as adviser of the Fund and from providing certain administrative services to the Fund, and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Fund. The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services.

        The non-interested Trustees were assisted in this process by their own independent legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interest of the Fund and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

      SALES CHARGES
      Sales charges paid in connection with the purchase and sale of Fund shares for certain specified periods are set forth in Appendix C to this
      Part I, together with the Fund's schedule of dealer reallowances.

      DISTRIBUTION PLAN PAYMENTS
      Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix C to this Part I.

IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
      Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix D to this Part I.


      Broker-dealers may be willing to furnish statistical, research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The value of securities purchased and the brokerage commissions paid by the Fund for research for its most recent fiscal year are set forth in Appendix D to this Part I. The Trustees (together with the Trustees of certain other MFS funds) have directed the Adviser to allocate a total of $132,813 of commission business from certain MFS funds (including the Fund) to Lynch, Jones & Ryan, Inc. as consideration for the annual renewal of certain publications provided by Lipper Inc. (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


V     SHARE OWNERSHIP


      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in the Fund and, on an aggregate basis, in all MFS funds overseen, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix E to this Part I.

VI    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS


      INVESTMENT TECHNIQUES, PRACTICES AND RISKS

      The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and principal investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval unless indicated otherwise, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply at the time of investment to certain of these investment techniques and practices:


                                                   PERCENTAGE LIMITATION
                 INVESTMENT LIMITATION             (BASED ON NET ASSETS)
                 ---------------------             ---------------------

        Dollar-Denominated Foreign Securities:   100% of the Fund's net assets

      INVESTMENT RESTRICTIONS

      The Fund has adopted certain investment restrictions which are described in Appendix F to Part II.


VII   TAX CONSIDERATIONS

      For a discussion of tax considerations, see Part II of this SAI.


VIII  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

      Deloitte & Touche LLP is the Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

        The Fund's Financial Statements and Financial Highlights for the year ended April 30, 2004 are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accountants, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.

-------------------
PART I - APPENDIX A
-------------------

    TRUSTEE COMPENSATION AND COMMITTEES

    The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Fund's Board of Trustees is set out below.

    TRUSTEE COMPENSATION TABLE
...............................................................................

                                                                TOTAL TRUSTEE
                                                                  FEES FROM
                                             TRUSTEE FEES          FUND AND
    TRUSTEE                                  FROM FUND(1)       FUND COMPLEX(2)
    ---------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning(3)                         N/A                 N/A
    Robert C. Pozen(3)                           N/A                 N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                      $  349             $196,868
    David H. Gunning(4)                         $  115               N/A
    William R. Gutow                            $  349             $196,868
    J. Atwood Ives                              $  358             $207,969
    Amy B. Lane(4)                              $  115               N/A
    Abby M. O'Neill(5)                          $  227             $189,682
    Lawrence T. Perera                          $  356             $206,858
    William J. Poorvu                           $  356             $207,969
    J. Dale Sherratt                            $  360             $196,868
    Elaine R. Smith                             $  345             $196,868
    Ward Smith(6)                               $  347             $206,324

    ----------------
    (1) For the fiscal year ended April 30, 2004.
    (2) Information is provided for the calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Manning and Pozen became Trustees of the Fund on February 24, 2004.
    (4) Mr. Gunning and Ms. Lane became Trustees of the Fund effective January 27, 2004.
    (5) Ms. O'Neill retired as Trustee of the Fund effective December 31, 2003.
    (6) Mr. Smith passed away on August 15, 2004.



COMMITTEES
.................................................................................................................................
                                NUMBER OF
                             MEETINGS IN LAST
NAME OF COMMITTEE              FISCAL YEAR                           FUNCTIONS                               MEMBERS(1)
--------------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE                  5         Provides oversight with respect to the accounting and       Gutow*, Lane*, Poorvu* and
                                           auditing procedures of the Fund and, among other things,    Sherratt*
                                           considers the selection of the independent accountants
                                           for the Fund and the scope of the audit, and considers
                                           the effect on the independence of those accountants of
                                           any non-audit services such accountants provide to the
                                           Fund and any audit or non-audit services such
                                           accountants provide to other MFS Funds, MFS and/or
                                           certain affiliates. The Committee is also responsible
                                           for the periodic review and approval of the Fund's
                                           custodial, transfer agency and administrative service
                                           fee arrangements, as well as for establishing procedures
                                           for the receipt, retention and treatment of complaints
                                           received by the Fund regarding accounting, internal
                                           accounting controls, or auditing matters and the
                                           confidential, anonymous submission of concerns regarding
                                           questionable Fund accounting matters by officers of the
                                           Fund and employees of the Fund's investment adviser,
                                           administrator, principal underwriter or any other
                                           provider of accounting-related services to
                                           the Fund.

COMPLIANCE AND                   5         Responsible for oversight of the development and            Cohn*, Gunning*, Gutow*,
GOVERNANCE COMMITTEE                       implementation of the Fund's regulatory and fiduciary       Ives* (ex-officio member),
                                           compliance policies, procedures and practices under the     Lane and Sherratt*
                                           1940 Act and other applicable laws as well as oversight
                                           of compliance policies of the Fund's investment adviser
                                           and certain other service providers as they relate to
                                           Fund activities. The Fund's independent chief compliance
                                           officer reports directly to the Committee and assists
                                           the Committee in carrying out its responsibilities.

CONTRACTS REVIEW                 3         Requests, reviews and considers the information deemed      All non-interested Trustees
COMMITTEE                                  reasonably necessary to evaluate the terms of the           of the Board (Cohn, Gunning,
                                           investment advisory and principal underwriting              Gutow, Ives, Lane, Perera,
                                           agreements and the Plan of Distribution under rule 12b-1    Poorvu, Sherratt and
                                           that the Fund proposes to renew or continue, and to make    E. Smith)
                                           its recommendations to the full Board of Trustees on
                                           these matters.

NOMINATION AND                   5         Recommends qualified candidates to the Board in the         All non-interested Trustees
COMPENSATION                               event that a position is vacated or created. The            of the Board (Cohn, Gunning,
COMMITTEE                                  Committee is also responsible for making recommendations    Gutow, Ives, Lane, Perera,
                                           to the Board regarding any necessary standards or           Poorvu, Sherratt and
                                           qualifications for service on the Board. The Committee      E. Smith)
                                           also reviews and makes recommendations to the Board
                                           regarding compensation for the non-interested Trustees.

PORTFOLIO TRADING AND            5         Oversees the policies, procedures, and practices of the     Cohn*, Gunning*, Gutow*,
MARKETING REVIEW                           Funds with respect to brokerage transactions involving      Ives* (ex-officio member),
COMMITTEE                                  portfolio securities as those policies, procedures, and     Perera* and
                                           practices are carried out by MFS and its affiliates. The    E. Smith*
                                           Committee also oversees the administration of the Funds'
                                           proxy voting policies and procedures by MFS. In
                                           addition, the Committee receives reports from MFS
                                           regarding the policies, procedures, and practices of MFS
                                           and its affiliates in connection with their marketing
                                           and distribution of shares of the Funds.

PRICING COMMITTEE                2         Oversees the determination of the value of the portfolio    Ives* (ex-officio member),
                                           securities and other assets held by the Fund and            Manning, Perera*, Poorvu*
                                           determines or causes to be determined the fair value of     and E. Smith*
                                           securities and assets for which market quotations are
                                           not "readily available" in accordance with the 1940 Act.
                                           The Committee delegates primary responsibility for
                                           carrying out these functions to MFS and MFS' internal
                                           valuation committee pursuant to pricing policies and
                                           procedures approved by the Committee and adopted by the
                                           full Board, which include methodologies to be followed
                                           by MFS to determine the fair values of portfolio
                                           securities and other assets held by the Fund for which
                                           market quotations are not readily available. The
                                           Committee meets periodically with the members of MFS'
                                           internal valuation committee to review and assess the
                                           quality of fair valuation and other pricing
                                           determinations made pursuant to the Fund's pricing
                                           policies and procedures, and to review and assess the
                                           policies and procedures themselves. The Committee also
                                           exercises the responsibilities of the Board under the
                                           Amortized Cost Valuation Procedures approved by the
                                           Board on behalf of each Fund which holds itself out as a
                                           "money market fund" in accordance with Rule 2a-7 under
                                           the 1940 Act.

---------------------------------------------------------------------------------------------------------------------------------
(1) The Trustees' Identification and Background are set forth in Appendix E to Part II.
  * Non-interested or independent Trustees.


-------------------
PART I - APPENDIX B
-------------------

    AFFILIATED SERVICE PROVIDER COMPENSATION


    The Fund paid compensation to its affiliated service providers over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix C.

    ................................................................................................................................

                                                 PAID   TO  MFS   PAID TO MFS     PAID TO MFSC                          AGGREGATE
                        PAID TO MFS    AMOUNT         FOR         FOR CLASS R2    FOR TRANSFER    AMOUNT    AMOUNT    AMOUNT PAID TO
                        FOR ADVISORY   WAIVED    ADMINISTRATIVE  ADMINISTRATIVE      AGENCY       WAIVED    WAIVED      MFS, MFSC
    FISCAL YEAR ENDED     SERVICES     BY MFS       SERVICES      SERVICES(1)*     SERVICES**    BY MFSC    BY MFD       AND MFD
    --------------------------------------------------------------------------------------------------------------------------------
    April 30, 2004        $576,512    $274,005      $16,078           $50           $185,203      $    0      N/A        $777,843
    April 30, 2003        $160,868    $ 68,942      $ 4,839           N/A           $ 46,764      $    0      N/A        $212,471
    April 30, 2002        $  1,388    $  5,592      $   166           N/A           $  1,396      $1,171      N/A        $  2,950

    ----------------
    (1) Payment solely from assets attributable to class R2 shares.
      * For the period from the initial public offering of class R2 shares on October 31, 2003.
     ** In addition to the fees disclosed, the fund paid certain out-of-pocket expenses incurred by MFSC.


-------------------
PART I - APPENDIX C
-------------------

    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

    SALES CHARGES
    .........................................................................................................................

    The following sales charges were paid during the specified periods:

                                             CLASS A INITIAL SALES CHARGES:                     CDSC PAID TO MFD ON:

                                                      RETAINED          REALLOWED        CLASS A      CLASS B          CLASS C
      FISCAL YEAR END                 TOTAL            BY MFD          TO DEALERS        SHARES        SHARES          SHARES
    --------------------------------------------------------------------------------------------------------------------------

    April 30, 2004                  $135,383           $21,128          $114,255           $3          $44,556          $3,142
    April 30, 2003                  $129,332           $22,800          $106,532           $0          $21,224          $1,760
    April 30, 2002                  $  5,482           $   917          $  4,565           $0          $     0          $    0

    DEALER REALLOWANCES
    .........................................................................................................................


    As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:

                                                                                    DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                                                             PERCENT OF OFFERING PRICE
    -------------------------------------------------------------------------------------------------------------------------
    Less than $100,000                                                                       4.00%
    $100,000 but less than $250,000                                                          3.20%
    $250,000 but less than $500,000                                                          2.25%
    $500,000 but less than $1,000,000                                                        1.70%
    $1,000,000 or more                                                                       None*

    ----------------
    * A CDSC will apply to such purchase.

    DISTRIBUTION PLAN PAYMENTS
    .........................................................................................................................


    During the fiscal year ended April 30, 2004, the Fund made the following Distribution Plan payments:


                                                             AMOUNT OF DISTRIBUTION AND SERVICE FEES:

    CLASS OF SHARES                                  PAID BY FUND        RETAINED BY MFD       PAID TO DEALERS
    -------------------------------------------------------------------------------------------------------------------------

    Class A Shares                                     $ 64,827              $  1,867              $62,960
    Class B Shares                                     $150,583              $112,964              $37,619
    Class C Shares                                     $ 59,639              $     10              $59,629
    Class R1 Shares                                    $  1,046              $    551              $   495
    Class R2 Shares*                                   $    100              $     50              $    50

    ----------------
    * For the period from the initial public offering of class R2 shares on October 31, 2003.

    Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of Fund shares and to cover MFD's distribution and shareholder servicing costs


-------------------
PART I - APPENDIX D
-------------------

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ..........................................................................
    The following brokerage commissions were paid by the Fund during the specified time periods:

                                                          BROKERAGE COMMISSIONS
    FISCAL YEAR END                                            PAID BY FUND
    ---------------------------------------------------------------------------

    April 30, 2004                                                 $ 0
    April 30, 2003                                                   0
    April 30, 2002                                                   0

    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ..........................................................................

    During the fiscal year ended April 30, 2004, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of April 30, 2004:

                                                           VALUE OF SECURITIES
    BROKER-DEALER                                          AS OF APRIL 30, 2004
    ---------------------------------------------------------------------------
    Abbey National PLC                                          $  437,672
    Bank of America                                             $1,437,368
    Citigroup, Inc.                                             $  848,605
    Credit Suisse Group                                         $2,439,295
    Goldman Sachs Group, Inc.                                   $4,563,859
    J.P. Morgan Chase & Co.                                     $  959,217
    Merrill Lynch & Co., Inc.                                   $1,106,803
    Morgan Stanley & Co., Inc.                                  $2,379,398

    TRANSACTIONS FOR RESEARCH SERVICES
    ..........................................................................

    During the fiscal year ended April 30, 2004, the dollar amount of transactions for research services and commissions paid on transactions for research services by the Fund were as follows:

    DOLLAR AMOUNT                                             COMMISSIONS PAID
    OF TRANSACTIONS                                           ON TRANSACTIONS
    FOR RESEARCH SERVICES                                  FOR RESEARCH SERVICES
    ----------------------------------------------------------------------------
    $0                                                               $0

-------------------
PART I - APPENDIX E
-------------------

    SHARE OWNERSHIP

    OWNERSHIP BY TRUSTEES AND OFFICERS
    ..........................................................................


    As of July 31, 2004, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

      The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS funds overseen by the Trustee as of December 31, 2003.


      The following dollar ranges apply:

        N.  None
        A.  $1 - $10,000
        B.  $10,001 - $50,000
        C.  $50,001 - $100,000
        D.  Over $100,000


                                                               AGGREGATE DOLLAR
                                                               RANGE OF EQUITY
                                                               SECURITIES IN ALL
                                 DOLLAR RANGE OF EQUITY       MFS FUNDS OVERSEEN
    NAME OF TRUSTEE                SECURITIES IN FUND             BY TRUSTEE
    ----------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert Manning(1)                      N                          D
    Robert C. Pozen(1)                     N(2)                       D(2)

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                 N                          D
    David H. Gunning(3)                    N                          C
    William R. Gutow                       N                          D
    J. Atwood Ives                         N                          D
    Amy B. Lane(3)                         N                          N
    Lawrence T. Perera                     N                          D
    William J. Poorvu                      N                          D
    J. Dale Sherratt                       N                          D
    Elaine R. Smith                        N                          D

    ----------------
    (1) Messrs. Manning and Pozen became Trustees of the Fund on February 24, 2004.
    (2) As of March 31, 2004.
    (3) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27,
        2004.

    25% OR GREATER OWNERSHIP
    The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of July 31, 2004, and are therefore presumed to control the Fund. All holdings are of record unless otherwise indicated.


                                             JURISDICTION OF
                                              ORGANIZATION          PERCENTAGE
    NAME AND ADDRESS OF INVESTOR              (IF A COMPANY)         OWNERSHIP
    --------------------------------------------------------------------------

    MFS Moderate Allocation Fund                                      44.86%
    attn: Christian Giorgi
    500 Boylston Street
    Boston, MA 02116-3740

    MFS Conservative Allocation Fund                                  25.76%
    attn: Christian Giorgi
    500 Boylston Street
    Boston, MA 02116-3740

    5% OR GREATER OWNERSHIP OF SHARE CLASS
    The following table identifies those investors who own 5% or more of any class of the Fund's shares as of July 31, 2004. All holdings are of record unless otherwise indicated.

    NAME AND ADDRESS OF INVESTOR OWNERSHIP                        PERCENTAGE
    ...........................................................................

    Merrill Lynch Pierce                               65.01% of Class A shares
    Fenner and Smith, Inc
    For the Sole Benefit of its Customers
    4800 Deer Lake Dr. E
    Jacksonville, Florida 32246-6486

    Merrill Lynch Pierce                               12.33% of Class C shares
    Fenner & Smith Inc.
    For the Sole Benefit of its Customers
    4800 Deer Lake Dr. E
    Jacksonville, FL 32246-6486

    Cutler, Goldmeier, Jacobs, Levinson                14.10% of Class R1 shares
    Piper, Spears, Warren, TTSS
    Digestive Health Consultants PLC PS
    attn: C. Giorgi VP-RSI
    MFS Investment Management
    500 Boylston Street
    Boston, MA 02116

    Gehani, Noto, Swedo, Vanegmond, TTSS               32.24% of Class R1 shares
    BSC Pathology Associates, PC PSP
    attn: C. Giorgi VP-RSI
    MFS Investment Management
    500 Boylston Street
    Boston, MA 02116

    T. Murphree and H. Jones, Trustees                 17.95% of Class R1 shares
    Murphree and Jones PSP
    attn: C. Giorgi VP-RSI
    MFS Investment Management
    500 Boylston Street
    Boston, MA 02116

    Schultheis Elizabeth Foster TTEES                  17.03% of Class R1 shares
    The Schultheis Brothers Co PSP
    attn: C. Giorgi VP-RSI
    MFS Investment Management
    500 Boylston Street
    Boston, MA 02116

    MFS Fund Distributors                              10.70% of Class R1 shares
    c/o Massachusetts Financial Services Co.
    attn: Thomas B. Hastings
    500 Boylston Street
    Boston, MA 02116-3740

    MFS Heritage Trust Company TR                       6.95% of Class R1 shares
    T.E. Clarke Ford Inc. Sav & Ret Pl
    500 Boylston Street
    Boston, MA 02116-3740

    Massachusetts Financial Services Co.               99.95% of Class R2 shares
    attn: Thomas Hastings 9th Fl
    500 Boylston Street
    Boston, MA 02116-3740

    MFS Moderate Allocation Fund                       62.83% of Class I shares
    500 Boylston Street
    Boston, MA 02116-3740

    MFS Conservative Allocation Fund                   36.08% of Class I shares
    500 Boylston Street
    Boston, MA 02116-3740

STATEMENT OF ADDITIONAL INFORMATION
PART II


Part II of this SAI, updated through July 1, 2004, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


-----------------
TABLE OF CONTENTS
-----------------

                                                                          PAGE
I    Management of the Fund ...............................................    1
     Trustees/Officers ....................................................    1
     Investment Adviser ...................................................    1
     Administrator ........................................................    2
     Custodian ............................................................    2
     Shareholder Servicing Agent ..........................................    3
     Distributor ..........................................................    3
     Program Manager ......................................................    3
     Code of Ethics .......................................................    3
II   Principal Share Characteristics ......................................    3
     Class A, Class 529A and Class J Shares ...............................    3
     Class B, Class 529B, Class C, Class 529C, Class R1, Class R2
     and Class I Shares ...................................................    4
     Waiver of Sales Charges ..............................................    4
     Financial Adviser Commissions and Concessions ........................    4
     General ..............................................................    4
III  Distribution Plan ....................................................    5
     Features Common to Each Class of Shares ..............................    5
     Features Unique to Each Class of Shares ..............................    6
IV   Investment Techniques, Practices, Risks and Restrictions..............    7
V    Net Income and Distributions .........................................    7
     Money Market Funds ...................................................    7
     Other Funds ..........................................................    7
VI   Tax Considerations ...................................................    7
     Taxation of the Fund .................................................    8
     Taxation of Shareholders .............................................    8
     Special Rules for Municipal Fund Distributions .......................   10
     Special Considerations for 529 Share Classes .........................   11
VII  Portfolio Transactions and Brokerage Commissions .....................   12
VIII Determination of Net Asset Value .....................................   13
     Money Market Funds ...................................................   13
     Other Funds ..........................................................   13
IX   Shareholder Services .................................................   13
     Investment and Withdrawal Programs ...................................   13
     Exchange Privilege ...................................................   16
     Tax-Deferred Retirement Plans ........................................   17
     Qualified Tuition Programs ...........................................   18
     Information Available to Shareholders ................................   18
X    Description of Shares, Voting Rights and Liabilities .................   18
     Appendix A -- Waivers of Sales Charges ...............................  A-1
     Appendix B -- Financial Adviser Commissions and Concessions ..........  B-1
     Appendix C -- Investment Techniques, Practices and Risks .............  C-1
     Appendix D -- Description of Bond Ratings ............................  D-1
     Appendix E -- Trustees and Officers -- Identification and Background .  E-1
     Appendix F -- Investment Restrictions ................................  F-1
     Appendix G -- Proxy Voting Policies and Procedures ...................  G-1

I     MANAGEMENT OF THE FUND

      TRUSTEES/OFFICERS
      BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.


      TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred retirement benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


        Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

      INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

      INVESTMENT ADVISER
      The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (an insurance company).


      INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.


        The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

        The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

        The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

        The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.


        The Adviser is free to render investment and/or other services to others. Whenever the Fund and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause the Fund to pay a financial adviser a higher commission than another financial adviser might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the financial adviser. For more information about the Fund's investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.


      ADMINISTRATOR

      MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets. Until March 31, 2004, each Fund paid MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                      0.0175%
        Next $2.5 billion                     0.0130%
        Next $2.5 billion                     0.0005%
        In excess of $7 billion               0.0000%

        Effective April 1, 2004, each Fund pays MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                      0.01120%
        Next $2.5 billion                     0.00832%
        Next $2.5 billion                     0.00032%
        In excess of $7 billion               0.00000%

        In addition, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.


      CUSTODIAN

      State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

      SHAREHOLDER SERVICING AGENT
      MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designed to achieve a target pre-tax annual profit margin of 10% (with a minimum and maximum pre-tax annual profit margin of 8% and 12%, respectively). Taking into account this goal, each Fund pays MFSC a fee based on its average daily net assets equal to:
      0.11% for the period from January 1, 2004 through March 31, 2004; 0.10% for the period from April 1, 2004 through June 30, 2004; and 0.0861% for the period from July 1, 2004 through December 31, 2004. Thereafter, the fee will be established upon agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

        In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide recordkeeping, reporting, processing, and other shareholder services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party.

        MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

      DISTRIBUTOR

      MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

      PROGRAM MANAGER
      MFD serves as program manager for a qualified tuition program under
      Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs.

      CODE OF ETHICS

      The Fund and its Adviser and Distributor have each adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the Securities and Exchange Commission (the "SEC"). The code can be reviewed and copied at the:

           Public Reference Room
           Securities and Exchange Commission
           Washington, D.C. 20549-0102

      Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The code also is available on the EDGAR Database on the Commission's internet website at http:// www.sec.gov, and copies of the code may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II    PRINCIPAL SHARE CHARACTERISTICS


      Set forth below is a description of Class A, 529A, B, 529B, C, 529C, R1, R2, I and J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.


        The term "financial adviser" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.


      CLASS A, CLASS 529A AND CLASS J SHARES

      MFD acts as a distributor in selling Class A, 529A and J shares of the Fund to financial advisers. The public offering price of Class A, 529A and J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, 529A and J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

        In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:


      o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

          > the plan had established an account with MFSC; and

          > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

              + The employer had at least 25 employees; or

              + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;


          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

          > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investments in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

          > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

          > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
            PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if


          > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

          > The plan records are maintained on a pooled basis by MFSC; and

          > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


      CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R1, CLASS R2, AND CLASS I SHARES

      MFD acts as distributor in selling Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

      WAIVER OF SALES CHARGES

      In certain circumstances, the initial sales charge imposed upon purchases of Class A and 529A shares and the CDSC imposed upon redemptions of Class A, B, C, 529B and 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.

      FINANCIAL ADVISER COMMISSIONS AND CONCESSIONS
      MFD pays commissions and provides concessions to financial advisers that sell Fund shares. These financial adviser commissions and concessions are described in Appendix B of this Part II.


      GENERAL

      Neither MFD nor financial advisers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial advisers. MFD may benefit from its temporary holding of funds paid to it by financial advisers for the purchase of Fund shares.


III   DISTRIBUTION PLAN


      RULE 12B-1 PLAN
      The Trustees have adopted a Distribution Plan for Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R1, Class R2, and Class J shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.


        The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.

        In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

      FEATURES COMMON TO EACH CLASS OF SHARES
      There are features of the Distribution Plan that are common to each Class of shares, as described below.


      SERVICE FEES -- The Distribution Plan provides that the Fund may pay
      MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate financial advisers which enter into an agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the financial adviser with respect to shares of the Designated Class owned by investors for whom such financial adviser is the financial adviser or holder of record or for whom the financial adviser provides such services. MFD may from time to time reduce the amount of the service fees paid to financial advisers. Financial advisers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no financial adviser of record, for which payment of the service fee to financial advisers has been reduced, or for which qualification standards have not been met.

      DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to financial advisers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.


      OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

        The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

      FEATURES UNIQUE TO EACH CLASS OF SHARES
      There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.


      CLASS A AND CLASS 529A SHARES -- Class A and 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial adviser making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial adviser also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial advisers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution- related expenses or other distribution-related expenses.

      CLASS B AND CLASS 529B SHARES -- Class B and 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial advisers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial advisers become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

        Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial advisers upon purchase of Class B and 529B shares).

      CLASS C AND CLASS 529C SHARES -- Class C and 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial advisers of up to 1.00% of the purchase price of Class C or 529C shares purchased through financial advisers at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial advisers, MFD will retain the 1.00% per annum Class C or 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial advisers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

        This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial advisers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial advisers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or 529C shares, respectively.

      CLASS R1 AND CLASS R2 SHARES -- Class R1 and R2 shares are offered at net asset value without an initial sales charge or CDSC. Class R1 and R2 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay an up front commission from the Class R1 and R2 distribution fee and may pay the ongoing service fee to the financial adviser making the sale or providing certain services to the retirement plan.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R1 and R2 shares, respectively. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.50% per annum of the average daily net assets of the Fund attributable to Class R1 and R2 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

      CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial adviser making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial adviser also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.


IV    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V     NET INCOME AND DISTRIBUTIONS

      MONEY MARKET FUNDS
      The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

        For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

        Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

        It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

      OTHER FUNDS
      Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI    TAX CONSIDERATIONS

      The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

      TAXATION OF THE FUND
      FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its investment company taxable income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

      MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

      TAXATION OF SHAREHOLDERS

      TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Certain distributions of ordinary dividends to a non-corporate shareholder of the Fund may qualify as "qualified dividend income," provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections (described below). Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the Fund. If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, consists of "qualified dividend income," the Fund may designate, and the Fund's non-corporate shareholders may then treat, all of those distributions as "qualified dividend income" if the shareholders satisfy certain holding period requirements and refrain from making certain elections. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. Stock is considered readily tradable on an established U.S. securities market if that stock, or an American Depository Receipt (an ADR) with respect to that stock, is listed on certain securities exchanges or on the Nasdaq Stock Market. "Passive foreign investment companies," "foreign personal holding companies" and "foreign investment companies" will not be treated as "qualified foreign corporations" for these purposes.

        In order for some portion of the dividends received by a shareholder of the Fund to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.


        Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.


        Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.


        Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

      DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

      DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

      U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

      BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

      FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

      STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.


      CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
      Section 514(b). If a charitable remainder trust (as defined in Code
      Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.


      OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. These special rules may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

      FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

        If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

      SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
      The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

      TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.


      TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.


      CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED
      TAX- EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

      CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

      CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

      STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
      The following special considerations apply specifically to the ownership of a Fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.

        The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

        Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

      TAX SHELTER REPORTING -- Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII   PORTFOLIO TRANSACTIONS AND

      BROKERAGE COMMISSIONS
      Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.


        In connection with the selection of brokers or dealers, and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

        In the case of securities traded in the over-the-counter market, the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution may be available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are in effect recaptured by the MFS Funds.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms or either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.


        Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage and research services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing such brokerage and research services.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).


        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund and the Adviser's other clients.

        The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid, by an amount which cannot be currently determined. The Research received is useful and of value to the Adviser in serving both the Fund and other clients of the Adviser. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


        In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


        Certain Funds have entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of State Street Bank and Trust Company, one of the Fund's Custodians, under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Funds, including the Funds' custodian fees. In addition, the Funds' have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent.

        In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


VIII  DETERMINATION OF NET ASSET VALUE


      The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. The MFS Government Money Market Fund also determines its net asset value as of 8:30 a.m. Eastern time on each day the Exchange is open for business.


      MONEY MARKET FUNDS

      Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees of such Fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments that the Adviser under the supervision of the Fund's Board of Trustees determines present minimal credit risks, and that are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Fund's Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees that oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist that may result in a material dilution or other unfair result to investors or existing shareholders, it may take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.


      OTHER FUNDS

      The following valuation techniques apply to each MFS Fund that is not a money market fund.

        Equity securities held by a Fund are valued at their market value when market quotations are readily available. Debt securities held by a Fund are valued based on information furnished by an independent pricing service or readily available market quotations. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.


IX    SHAREHOLDER SERVICES

      INVESTMENT AND WITHDRAWAL PROGRAMS

      The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial adviser or if your investment in the Fund is made through a retirement plan or 529 tuition program.

      LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The gross amount of the shareholder's investment (which includes the amount of the sales charge paid) will apply towards the Letter of Intent commitment. Shareholders may combine certain accounts of a spouse (or legal equivalent under state law) and their children under the age of 21 for purposes of meeting this commitment amount. Accounts eligible for linking under the Letter of Intent include individual accounts, joint accounts, bona fide trusts where the shareholder, spouse or child under 21 is grantor, MFS 529 College Savings Plan accounts, single-participant retirement plan accounts and accounts held in the name of a financial adviser (excluding accounts held in omnibus arrangements); provided, however, that your financial adviser must inform MFSC when to combine eligible accounts held in its name with accounts held with MFSC in your name directly. The shareholder or his or her financial adviser must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months (or 36 months in the case of purchases of Class A shares of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, the shareholder will pay the increased amount of the sales charge as described in the Prospectus. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the financial adviser stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


        Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

        If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


      RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A or 529A shares when the shareholder's new investment, together with the current offering price value of all holdings of Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares of that shareholder, including the shareholder's spouse (or legal equivalent under state law) and children under 21, in the MFS Funds or MFS Fixed Fund reaches a discount level; provided, however, that non-omnibus accounts held in the name of a financial adviser may not be aggregated with individual shareholder accounts for purposes of the Right of Accumulation discount unless the financial adviser informs MFSC when to combine certain eligible accounts. See "Description of Share Classes" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide his or her financial adviser or MFSC (or the shareholder's financial adviser must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made, which may include account statements of accounts held at other financial advisers.


      SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this provilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


      DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


      SYSTEMATIC WITHDRAWAL PLAN -- Except with respect to the 529 share classes, a shareholder may direct MFSC to send the shareholder (or anyone the shareholder designates) regular periodic payments based upon the value of the shareholder's account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


      INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of the shareholder's financial adviser must be included with each investment.

      GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or 529A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the financial adviser to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial adviser, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


      AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


        Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial adviser or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.


        A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

      REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge). For shareholders who exercise this privilege after redeeming Class A, Class C or Class 529C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new Class A, Class C or Class 529C shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares redeemed.

        Shareholders who redeem Class B or Class 529B shares and then exercise their 90-day reinstatement privilege may reinvest their redemption proceeds in Class A or Class 529A shares, in which case the Class A or Class 529A shares purchased will not be subject to a front-end sales charge or a CDSC, but if you paid a CDSC when you redeemed your Class B or Class 529B shares, your account will not be credited with the CDSC you paid.

        In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

      EXCHANGE PRIVILEGE
      Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.


      EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares. For exchanges into and from the MFS Government Money Market Fund, the net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m.) will be used (as opposed to the net asset value determined as of 8:30 a.m.).


      EXCHANGES INVOLVING AN MFS MONEY MARKET FUND -- Class A, I, 529A, R1 and R2 shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

      EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, C, R1 and R2 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, C, R1 and R2 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privilege). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, 529B or 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under
      Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.


      GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial adviser or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of participants in MFS Serviced Plans) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses). Financial advisers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile or electronic means subject to the requirements set forth above.

        Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial advisers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.


        Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

      TAX-DEFERRED RETIREMENT PLANS

      Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through financial advisers, plans and/or custody agreements, the following:


        o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

        o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

        o Simplified Employee Pension (SEP-IRA) Plans;

        o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

        o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

        o Certain other qualified pension and profit-sharing plans.


        The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.


        An investor should consult with his or her tax adviser before establishing any of the tax-deferred retirement plans described above.

        For those Funds that do not offer Class R1 and R2 shares, Class C shares are not generally available (subject to policies adopted by MFD from time to time) for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). See the Fund's prospectus for details.


        MFS and its affiliates provide recordkeeping services to MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer the following share classes to MFS Serviced Plans based upon the following investment thresholds:

      PLAN INVESTMENTS                              AVAILABLE SHARE CLASS
      ----------------                              ---------------------

      Between $0 and $1 million                     Class C shares
      Between $1 million and $10 million            Class R1, R2 shares
      Over $10 million                              Class A shares

        Plan assets are determined at the time of purchase, either alone or in aggregate with other plans maintained with the MFS Funds by the same plan sponsor, and must be at the time of investment, or within a reasonable period of time, as determined by MFD in its sole discretion, within the applicable asset thresholds described above. MFS may waive or change these criteria from time to time at its discretion.

        Purchases of Class R1 shares by retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement (these other plans being referred to as "Investment Only Plans") are generally subject to a minimum investment amount of $1 million. Class R2 shares are not available for sale to Investment Only Plans.

      QUALIFIED TUITION PROGRAMS

      Class 529A, 529B and 529C shares are only offered in conjunction with qualified tuition programs established in accordance with Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, 529B or 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.

      INFORMATION AVAILABLE TO SHAREHOLDERS
      The Fund will make available to shareholders, upon reasonable request, information on its portfolio holdings and capital gain and loss positions in accordance with its operating policies concerning the release of such information, which may be changed at any time at the discretion of the Fund without notice to shareholders.

X     DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

        Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

        Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

        The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

        The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

        Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

        The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

        The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

        The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
1.   WAIVERS  FOR  PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE
     FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES
     ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------

     A. 401(a) PLANS AND ESP PLANS**

-----------------------------------------------------------------------------------------------------------------------------------
     o To the extent that redemption proceeds are used to pay expenses (or certain                         x         x         x
       participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees).

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares purchased or redeemed representing transfers from, or transfers to, plan           x         x         x         x
       investments other than the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired pursuant to repayments by retirement plan participants of loans from      x         x         x         x
       401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------

     o By a retirement plan which established an account with MFSC between July 1, 1996 and                          x
       December 31, 1998.

-----------------------------------------------------------------------------------------------------------------------------------
     o By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper                         x
       Plus product and which established its account with MFSC on or after January 1, 1999
       (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998 and before December 31, 2002). A plan with a pre- existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers from a single account maintained for a 401(a) Plan to multiple accounts                   x         x         x
       maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
     B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     o All MFS Serviced Plans.                                                                                                 x
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers due to the eligibility of an MFS Serviced Plan to move its investment into a    x         x         x         x
       new share class because its Plan asset size has met certain eligibility criteria established from time to time by MFD.
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfer to rollover IRA from an MFS Serviced Plan.                                       x                             x
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes  corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

-----------------------------------------------------------------------------------------------------------------------------------
     o Reinvestment of Redemption Proceeds from Class B Shares                                   x         x

         > Shares acquired by a retirement plan whose account application was received by
           MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the
           MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

         > Shares acquired by a retirement plan whose account application was received by
           MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.

-----------------------------------------------------------------------------------------------------------------------------------
2.   WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
     A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     o Where the retirement plan and/or sponsoring organization demonstrates to the              x         x
       satisfaction of, and certifies to, MFSC that the retirement plan (or multiple plans maintained by the same plan sponsor) has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more (applies only when the certification was received by MFSC on or prior to March
       30, 2001) or $1,000,000 or more (applies only when the certification is received by
       MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS
       Funds and aggregate assets of at least $10 million; provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or
       (b) with respect to plans which establish an account with MFSC prior to November 1,
       1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.
-----------------------------------------------------------------------------------------------------------------------------------
3.   WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     o Death, disability or retirement of 401(a) or ESP Plan participant, or death or                      x         x         x
       disability of IRA owner, SRO Plan Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
     o Eligible participant distributions, such as distributions due to death, disability,                 x         x         x
       financial hardship, retirement and termination of employment from nonqualified deferred compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
     o Loan from 401(a) or ESP Plan.                                                                       x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as                  x         x         x
       amended from time to time) for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------

     o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a                  x         x         x
       termination of the Plan).

-----------------------------------------------------------------------------------------------------------------------------------
     o Tax-free return of excess 401(a) Plan, ESP Plan or IRA contributions.                               x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of              x         x         x
       the MFS Funds for more than 10 years from the later to occur of (i) January 1, 1993 or
       (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the
       MFS Funds. The sales charges will be waived in the case of a redemption of all of the
       401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or
       ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the
       MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS
       Funds, in which case the sales charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------

     o Distributions made on or after the IRA owner, ESP participant, SRO Plan participant or              x
       401(a) Plan participant has attained the age of 591/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
     o Certain involuntary redemptions and redemptions in connection with certain automatic                x         x         x
       withdrawals from a 401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
     o Distributions made on or after the IRA owner or the 401(a), ESP, SRO or SAR-SEP Plan                x         x         x
       participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

-----------------------------------------------------------------------------------------------------------------------------------
     B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers to an IRA rollover account where any sales charges with respect to the                    x         x         x
       shares being reregistered would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
     C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

     o Shares acquired by retirement plans or trust accounts whose third party administrators    x         x
       or financial advisers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

-----------------------------------------------------------------------------------------------------------------------------------
     D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by an IRA owner if: (i) the purchase represents the timely rollover of    x         x
       distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
-----------------------------------------------------------------------------------------------------------------------------------
4.   WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
     A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired on behalf of a group, association or employer sponsored plan, pursuant    x         x         x         x
       to guidelines created by MFD from time to time.
-----------------------------------------------------------------------------------------------------------------------------------
     B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, B AND C SHARES
-----------------------------------------------------------------------------------------------------------------------------------
     o The initial sales charge imposed on purchases of Class 529 shares, and the CDSC           x         x         x         x
       imposed on certain redemptions of Class A, B and C shares, are waived where Class
       529A, 529B and 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, B and C shares, respectively, of the same Fund; provided however, that any applicable CDSC liability on the Class B or C shares redeemed will carry over to the Class 529B or 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or 529C shares will be measured from the date of original purchase of the Class B or C shares redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
     C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by 529 tuition programs whose sponsors or administrators have entered     x         x
       into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
     D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed where the redemption proceeds are used to pay for qualified higher                  x         x         x
       education expenses, which may include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.
-----------------------------------------------------------------------------------------------------------------------------------
     E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed where the account beneficiary has received a scholarship, up to the                 x         x         x
       amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
     F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on account of the death of the 529 plan account beneficiary if the                            x         x
       shares were held solely for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
5.   OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired through dividend or capital gain reinvestment.                            x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by automatic reinvestment of distributions of dividends and capital       x         x         x         x
       gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------

     B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by officers, eligible directors, employees (including retired             x         x         x         x
       employees) and agents of MFS, Sun Life or any of their subsidiary companies.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by trustees and retired trustees of any investment company for which      x         x         x         x
       MFD serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by employees, directors, partners, officers and trustees of any           x         x         x         x
       sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------

     o Shares acquired by employees or registered representatives of financial advisers.         x         x         x         x

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by certain family members of any such individual identified above and     x         x         x         x
       their spouses or domestic partners, and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.       x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's                 x         x         x
       account.
-----------------------------------------------------------------------------------------------------------------------------------
     D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by certain bank trust departments or law firms acting as trustee or       x         x
       manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
     E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
     o The initial sales charge imposed on purchases of Class A shares and the contingent        x         x
       deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS
       Funds.
-----------------------------------------------------------------------------------------------------------------------------------
     F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
     o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per                         x         x
       year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.
-----------------------------------------------------------------------------------------------------------------------------------
     G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on the account of the death of the account owner (e.g., shares                                x         x
       redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
     H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on account of the disability of the account owner if shares are held                          x         x
       either solely or jointly in the disabled individual's name in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
     I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by investments through certain dealers (including registered              x         x
       investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket"
       account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
     J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by insurance company separate accounts.                                   x         x
-----------------------------------------------------------------------------------------------------------------------------------
     K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed from TA Plans or bank trust client accounts where MFS has not paid an                                   x
       up front commission with respect to the sale of the shares, provided that the TA Plan or bank trust arrangement meets certain conditions established from time to time by
       MFS.

* Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

--------------------
PART II - APPENDIX B
--------------------


    FINANCIAL ADVISER COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial advisers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial advisers. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.


    CLASS A, 529A AND J SHARES

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, 529A and J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial advisers, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the financial adviser reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial advisers an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial advisers on new investments made through such financial advisers as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ----------------------------------------------------------

    1.00%                    On the first $2,000,000, plus
    0.80%                    Over  $2,000,000  to  $3,000,000, plus
    0.50%                    Over  $3,000,000  to $50,000,000, plus
    0.25%                    Over $50,000,000


      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial advisers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.


      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial advisers on new investments made through such financial advisers as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS      CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------


    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000


      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial advisers with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial advisers which are designed to maximize the commissions paid by MFD to financial advisers.


    CLASS B AND 529B SHARES

    For purchases of Class B and 529B shares, MFD will pay commissions to financial advisers of 3.75% of the purchase price of Class B and 529B shares purchased through financial advisers. MFD will also advance to financial advisers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial adviser upon the sale of Class B and 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial advisers equal to 3.00% of the amount purchased through such financial advisers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.


      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial advisers, but instead pays an amount to financial advisers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C AND 529C SHARES

    Except as noted below, for purchases of Class C and 529C shares, MFD will pay financial advisers 1.00% of the purchase price of Class C and 529C shares purchased through financial advisers, in which case the financial advisers will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.

      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial adviser, but instead pays an amount to the financial adviser up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.

      For purchases of Class C shares by an Alliance Plan (see definition below under Class R1 and R2 shares), MFD will pay commissions to the financial adviser under either option discussed above at the financial adviser's discretion.


    CLASS R1 AND R2 SHARES

    For purchases of Class R1 and R2 shares, the following commission/payment options are available for financial advisers:


    CLASS R1                     OPTION A      OPTION B      OPTION C
    --------                     --------      --------      --------
    o MFS Serviced Plans            x             x            N/A
    o Alliance Plans               N/A            x             x
    o Investment Only Plans        N/A            x            N/A

    CLASS R2*
    ---------
    o MFS Serviced Plans           N/A            x            N/A
    o Alliance Plans               N/A            x            N/A

    ----------
    * Not available to Investment Only Plans


    OPTION A
    --------

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS        CUMULATIVE PURCHASE AMOUNT
    ---------------------------------------------------------------------


    1.00%                        On the first $1,000,000 to $4,000,000,
                                 plus
    0.50%                        Over $4,000,000 to $25,000,000, plus
    0.25%                        Over $25,000,000


      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial advisers under this option with respect to a shareholder's new investment in class R1 shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial advisers which are designed to maximize the commissions paid by MFD to financial advisers.


    OPTION B
    --------

      Payments made by the Fund under its Rule 12b-1 plan for Class R1 or R2 shares equaling up to 0.50% per annum of the average daily net assets of the Fund attributable to the account, payable at the rate of up to 0.125% at the end of each quarter, in arrears.

    OPTION C
    --------


      Payment of 0.60% of the purchase price of Class R1 shares, in which case the financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.


    GENERAL
    -------

      MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service.

      Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

      Investment Only Plans are defined as retirement plans which are not MFS Serviced Plans or Alliance Plans.


    ADDITIONAL FINANCIAL ADVISER COMMISSIONS/
    CONCESSIONS
    Financial advisers may receive different compensation with respect to sales of Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C and Class J shares. In addition, from time to time, MFD may pay financial advisers 100% of the applicable sales charge on sales of Class A, Class 529A and Class J shares of certain specified Funds sold by such financial adviser during a specified sales period. MFD also may make additional payments to financial advisers out of its own assets under the categories described below. These categories are not mutually exclusive, and a single financial adviser may receive payments under all four categories.

    MARKETING SUPPORT PAYMENTS
    MFD may make payments to key financial advisers that are holders or financial advisers of record for accounts in one or more of the Funds. A financial adviser's marketing support services may include business planning assistance, educating financial adviser personnel about the MFS funds and shareholder financial planning needs, placement on the financial adviser's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the financial adviser. MFD compensates financial advisers differently depending upon, among other factors, the level and/or type of marketing support provided by the financial adviser. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs). As of June 17, 2004, the financial advisers to which MFD anticipates making payments under this category are Merrill Lynch, Pierce, Fenner and Smith, Inc., Citigroup Global Markets Holdings, Inc., UBS Financial Services, Inc., A.G. Edwards & Co., American Express Financial Advisors, Wachovia Securities, ING Network, Cuna Brokerage Services, H.D. Vest, Commonwealth Financial Network, RBC Dain Rauscher, Citicorp Investment Services and Securities America, Inc. (and such firm's respective affiliates). Any additions, modifications or deletions to the financial advisers identified in the previous sentence that have occured since that date are not reflected. Effective June 17, 2004, in the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS's retail mutual funds, and 0.05% of the total assets attributable to that financial adviser, on an annual basis. In addition, marketing support payments are made under an existing agreement with Linsco/Private Ledger Corp. ("LPL"). Marketing support payments under this agreement are not subject to the above limitations, but will not exceed 0.15% of the average total MFS Fund net assets attributable to brokerage accounts held with LPL, on an annual basis.

    PROGRAM SERVICING PAYMENTS
    MFD also may make payments to certain financial advisers that sell MFS
    Fund shares through programs such as retirement plans or qualified tuition programs. A financial adviser may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement program services may include services rendered to a plan in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Qualified tuition program services may include services related to administration of the program (such as plan level compliance, audit, account reconciliation, etc.), or participant recordkeeping, reporting and processing. Payments generally will not exceed 0.25% of the total assets in the program, on an annual basis.

    PROCESSING SUPPORT PAYMENTS
    MFD also may make payments to certain financial advisers that sell MFS
    Fund shares to help offset their costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial adviser, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial adviser's mutual fund trading system.

    OTHER CASH PAYMENTS
    From time to time, MFD, at its expense, may provide additional compensation to financial advisers which sell or arrange for the sale of shares of the Fund. Such compensation provided by MFD may include financial assistance to financial advisers that enable MFD to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial adviser- sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD guidelines and applicable law. These payments may vary depending upon the nature of the event.

      You can ask your financial adviser for information about any payments it receives from MFD and any services provided.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.


      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association
    (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.


      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.


      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.


      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

      These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

      The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are not supported by the full faith and credit of the U.S. Government but are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.


      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar- denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this
    Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
    (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS

    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.


      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
    Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

--------------------
PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.


    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

--------------------
PART II - APPENDIX E
--------------------

                                                         MFS FUNDS BOARD

                                      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND


The Trustees and Officers of the Trust are listed below, together with their principal occupations during the past five years.
(Their titles may have varied during that period.) Their business address is 500 Boylston Street, Boston, MA 02116.



--------------------------------------------------------------------------------------------------------------------------------
                           POSITION(s) HELD    TRUSTEE/OFFICER                PRINCIPAL OCCUPATIONS & OTHER
NAME, DATE OF BIRTH           WITH FUND             SINCE+              DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)        Trustee and President   February 2004        Massachusetts Financial Services Company, Chief Executive
(born 10/20/63)                                                          Officer, President, Chief Investment Officer and Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Robert C. Pozen(3)          Trustee                 February 2004        Massachusetts Company, Chairman Financial Services (since
(born 08/08/46)                                                          February 2004); Harvard Law School (education), John Olin
                                                                         Visiting Professor (since July 2002); Secretary of
                                                                         Economic Affairs, The Commonwealth of Massachusetts
                                                                         (January 2002 to December 2002); Fidelity Investments,
                                                                         Vice Chairman (June 2000 to December 2001); Fidelity
                                                                         Management & Research Company (investment adviser),
                                                                         President (March 1997 to July 2001); The Bank of New York
                                                                         (financial services), Director; Bell Canada Enterprises
                                                                         (telecommunications), Director; Telesat (satellite
                                                                         communications), Director

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------

J. Atwood Ives              Trustee and Chair of    February 1992        Private investor; KeySpan Corporation (energy related
(born 05/01/36)             Trustees                                     services), Director; Eastern Enterprises (diversified
                                                                         services company), Chairman, Trustee and Chief Executive
                                                                         Officer (until November 2000)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Cohn, M.D.      Trustee                 August 1993          Brigham and Women's Hospital, Chief of Cardiac Surgery;
(born 03/11/37)                                                          Harvard Medical School, Professor of Surgery

-----------------------------------------------------------------------------------------------------------------------------------
David H. Gunning            Trustee                 January 2004         Cleveland-Cliffs Inc. (mining products and service
(born 05/30/42)                                                          provider), Vice Chairman/ Director (since April 2001);
                                                                         Encinitos Ventures (private investment company), Principal
                                                                         (1997 to April 2001); Lincoln Electric Holdings, Inc.
                                                                         (welding equipment manufacturer), Director; Southwest Gas
                                                                         Corporation (natural gas distribution company), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
William R. Gutow            Trustee                 December 1993        Private investor and real estate consultant; Capitol
(born 09/27/41)                                                          Entertainment Management Company (video franchise), Vice
                                                                         Chairman

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Amy B. Lane                 Trustee                 January 2004         Retired; Merrill Lynch & Co., Inc., Managing Director,
(born 02/08/53)                                                          Investment Banking Group (1997 to February 2001); Borders
                                                                         Group, Inc. (book and music retailer), Director; Federal
                                                                         Realty Investment Trust (real estate investment trust),
                                                                         Trustee
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera          Trustee                 July 1981            Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
William J. Poorvu           Trustee                 August 1982          Private investor; Harvard University Graduate School of
(born 04/10/35)                                                          Business Administration, Class of 1961 Adjunct Professor
                                                                         in Entrepreneurship Emeritus; CBL & Associates Properties,
                                                                         Inc. (real estate investment trust), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt            Trustee                 August 1993          Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                          specialists), President; Wellfleet Investments (investor
                                                                         in health care companies), Managing General Partner (since
                                                                         1993); Cambridge Nutraceuticals (professional nutritional
                                                                         products), Chief Executive Officer (until May 2001)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Elaine R. Smith             Trustee                 February 1992        Independent health care industry consultant
(born 04/25/46)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Ward Smith                  Trustee                 October 1992         Private investor
(born 09/13/30)

-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)        President and Trustee   February 2004        Massachusetts Financial Services Company, Chief Executive
(born 10/20/63)                                                          Officer, President, Chief Investment Officer and Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James R. Bordewick, Jr.(3)  Assistant Secretary and September 1990       Massachusetts Financial Services Company, Senior Vice
(born 03/06/59)             Assistant Clerk                              President and Associate General Counsel
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto(3)     Assistant Treasurer     May 2003             Massachusetts Financial Services Company, Vice President
(born 10/01/53)                                                          (since April 2003); Brown Brothers Harriman& Co., Senior
                                                                         Vice President (November 2002 to April 2003); ING Groep
                                                                         N.V./Aeltus Investment Management, Senior Vice President
                                                                         (prior to November 2002)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty(3)       Assistant Treasurer     August 2000          Massachusetts Financial Services Company, Vice President
(born 09/18/63)                                                          (since August 2000); UAM Fund Services, Senior Vice
                                                                         President (prior to August 2000)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Richard M. Hisey(3)         Treasurer               August 2002          Massachusetts Financial Services Company, Senior Vice
(born 08/29/58)                                                          President (since July 2002); The Bank of New York, Senior
                                                                         Vice President (September 2000 to July 2002); Lexington
                                                                         Global Asset Managers, Inc., Executive Vice President and
                                                                         Chief Financial Officer (prior to September 2000);
                                                                         Lexington Funds, Chief Financial Officer (prior to
                                                                         September 2000)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)           Assistant Treasurer     April 1997           Massachusetts Financial Services Company, Vice President
(born 11/13/57)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Frank L. Tarantino          Independent Chief       June 2004            CRA Business Strategies Group (consulting services),
(born 03/07/44)             Compliance Officer                           Executive Vice President (April 2003 to June 2004); David
                                                                         L. Babson & Co. (investment adviser), Managing Director,
                                                                         Chief Administrative Officer and Director (February 1997
                                                                         to March 2003)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James O. Yost(3)            Assistant Treasurer     September 1990       Massachusetts Financial Services Company, Senior Vice
(born 06/12/60)                                                          President
-----------------------------------------------------------------------------------------------------------------------------------

(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.


The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every 5 years thereafter to elect Trustees. Each
Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.


--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

        (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

        (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS HIGH INCOME FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS GOVERNMENT MORTGAGE FUND:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation; and

        (2) invest in any security other than (i) Government securities and related options, futures, options on futures and repurchase agreements, and (ii) securities of other investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, all of whose assets will be invested in Government securities and related options, futures, options on futures and repurchase agreements.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

--------------------
PART II - APPENDIX G
--------------------

    PROXY VOTING POLICIES AND PROCEDURES SEPTEMBER 17, 2003 Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the MFS Family of Funds (the "MFS Funds").

    These policies and procedures include:

            A. Voting Guidelines;
            B. Administrative Procedures;
            C. Monitoring System;
            D. Records Retention; and
            E. Reports.


    These proxy voting policies and procedures do not apply to MFS Union Standard Equity Fund ("UNE"). The proxy voting policies and procedures that apply to UNE are set forth on page G-6.

    A. VOTING GUIDELINES


    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

    MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that -- guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

    As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long- term economic interests of MFS' clients.

    From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

    These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    NON-SALARY COMPENSATION PROGRAMS

    Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

    Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

    MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to "buy" stock.

    MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

    MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation. When put to a vote, MFS votes against very large golden parachutes.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    DILUTION

    There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF

    While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

    INDEPENDENT AUDITORS

    Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- within the circumstances of the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS - SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

    The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments:
    (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

    Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

      a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

      b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

      c. Considers special proxy issues as they may arise from time to time.

    The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

    In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

      a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares,
        (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

      b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

      c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

      d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

    The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

    3. GATHERING PROXIES

    Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

    MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

    4. ANALYZING PROXIES

    After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

    ----------
    (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and
        (v) approval of share repurchase programs.

    (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

    Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

    As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

    As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

    5. VOTING PROXIES

    After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

    C. MONITORING SYSTEM

    It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

    When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

    D. RECORDS RETENTION

    MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

    E. REPORTS

    MFS FUNDS

    Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

    ALL MFS ADVISORY CLIENTS

    At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

    Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


                                 *    *    *    *

                     UNE PROXY VOTING POLICIES AND PROCEDURES

    UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/MFS.

                                   INTRODUCTION

    These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

    JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

    For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                                AUDITOR STANDARDS
                                     AUDITORS

    JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

    In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

    To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

    It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

    This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                                BOARD OF DIRECTORS
                              ELECTION OF DIRECTORS

    The Election of Directors usually occurs under two circumstances: uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

    As a general policy, the following factors should always be taken into consideration:

      o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

      o The company's performance relative to its peer group and the market indices against which the company is measured;

      o The independence of the Directors (as is more fully described in the Policies, below);

      o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

      o Company management's track record;

      o The attendance records of Directors, which should not fall below 75 percent;

      o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

      o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

      o The views of employee and shareholder groups with respect to particular circumstances at a company;

      o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

      o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                              INDEPENDENT DIRECTORS

    This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

    With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

    A director is considered NOT INDEPENDENT if he or she:

      o Is, or has been, employed by the company or an affiliate;

      o Is one of the company's paid advisors/ consultants;

      o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

      o Is, or is affiliated with a company that is, a significant customer or supplier;

      o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

      o Has a personal services contract with the company;

      o Is related to a Director or Officer of the company;

      o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

      o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

      o Is a member of the immediate family of any person described above.

             INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES

    This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                 AUDIT COMMITTEE

    For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

    The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                              COMPENSATION COMMITTEE

    The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                    NOMINATING/ CORPORATE GOVERNANCE COMMITTEE

    In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                 SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO

    One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

    Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                CLASSIFIED BOARDS

    Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti-takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

    We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                   TERM LIMITS

    This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                DIRECTOR LIABILITY

    According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

    The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

    The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

    The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

    Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome: "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

    The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

      o breach of duty of loyalty;

      o omissions not committed in good faith or acts committed intentionally or in violation of the law;

      o acts involving unlawful purchase or redemption of stock;

      o payment of unlawful dividends; or

      o receipt of improper personal benefits.

    In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                 INDEMNIFICATION

    Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

    This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

    Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                   COMPENSATION
                                STOCK OPTION PLANS

    In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

    In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

    Performance-Based Stock Options are defined as one of the following:

    PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

    PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

    INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

    PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

    This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                           EXECUTIVE COMPENSATION PLANS

    Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

    This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

    This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                 DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION

    Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                GOLDEN PARACHUTES

    Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

    However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

    As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                     OUTSIDE DIRECTOR COMPENSATION & BENEFITS

    This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

    JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                               CORPORATE GOVERNANCE
                        BROADER PARTICIPATION ON THE BOARD

    This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                        INCREASING AUTHORIZED COMMON STOCK

    Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                           BLANK-CHECK PREFERRED STOCK

    We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                 REINCORPORATION

    We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                     SHAREHOLDER RIGHTS PLANS (POISON PILLS)

    Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

    This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                            BOARD SIZE & COMPENSATION

    The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                        SUPERMAJORITY VOTING REQUIREMENTS

    When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                DUAL CLASS VOTING

    The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                CUMULATIVE VOTING

    Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

    Cumulative   voting   is  a  method  for  obtaining  minority  shareholder
    representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                   SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS

    In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                             APPROVING OTHER BUSINESS

    Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                            EQUAL ACCESS TO THE PROXY

    Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                              FAIR-PRICE PROVISIONS

    Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
2 Avenue de Lafayette, Boston, MA 02111-1738
Toll free: (800) 225-2606


MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street, Boston, MA 02116


                                                          MFS-REVPART2-SAI-6/04

                       MFS(R) EMERGING OPPORTUNITIES FUND

                      SUPPLEMENT TO THE CURRENT PROSPECTUS

This prospectus describes four classes (classes A, B, C and I) of shares of each fund. Currently, only class A shares and class I shares are available for purchase. These shares are only available for purchase at net asset value and may only be sold to:

o employees (or certain relatives of employees) of Massachusetts Financial Services Company (referred to as MFS or the adviser) and its affiliates who are residents of Massachusetts; or

o members of the governing boards of the various funds sponsored by MFS.

               THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 1, 2004.

                       MFS(R) EMERGING OPPORTUNITIES FUND


          SUPPLEMENT DATED SEPTEMBER 1, 2004 TO THE CURRENT PROSPECTUS

This Supplement describes the fund's class I shares, and it supplements certain information in the funds' Prospectus dated September 1, 2004. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.


You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.

1. RISK RETURN SUMMARY


     PERFORMANCE TABLE. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. PLEASE NOTE THAT YOU WILL FIND PERFORMANCE RETURNS, AFTER THE DEDUCTION OF CERTAIN TAXES, FOR CLASS A SHARES OF THE FUND, TOGETHER WITH RETURNS OF ONE OR MORE BROAD MEASURES OF MARKET PERFORMANCE, IN THE PERFORMANCE TABLE OF THE PROSPECTUS. The table is supplemented as follows:

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003):

       RETURNS BEFORE TAXES                      1 YEAR                 LIFE*
       --------------------                      ------                 -----
       Class I shares                            56.81%                 2.09%

--------------
* The fund commenced investment operations on May 2, 2000, with the offering of class A shares, and subsequently offered class I shares on June 1, 2000. Performance for class I shares includes the performance of the fund's class A shares for periods prior to the offering of class I shares. Blended class performance has been adjusted to reflect that class I shares bear no sales charges, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The use of blended performance generally results in lower performance than class I would have experienced had they been offered for the entire period.


2. EXPENSE SUMMARY


   EXPENSE TABLE. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT         CLASS I
     Maximum Sales Charge (Load) Imposed on Purchases (as a
       percentage of offering price) ...............................    None
     Maximum Deferred Sales Charge (Load) (as a percentage of
       original purchase price or redemption proceeds, whichever
       is less) ....................................................    None
     Maximum Redemption Fee (as a percentage of amount
       redeemed), if applicable (##) ...............................    2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


     Management Fees ...............................................    0.75%
     Distribution and Service (12b-1) Fees .........................    None
     Other Expenses(2) .............................................    3.57%
                                                                       -----
     Total Annual Fund Operating Expenses(2) .......................    4.32%
         Fee Reductions(1) .........................................   (3.31)%
                                                                           --
         Net Expenses(2) ...........................................    1.01%

----------------
 ## A redemption fee of 2.00% is charged on proceeds from redemptions and exchanges made within 5 business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" in the fund's prospectus.
(1) MFS has contractually agreed, subject to reimbursement to bear the fund's expenses such that "Other Expenses" as determined without giving effect to the expense reduction and directed brokerage arrangements described below and excluding expenses associated with the fund's investing activities (including interest and dividend expenses with respect to securities sold short and borrowing activity), do not exceed 0.25% annually. This contractual agreement will continue until at least September 1, 2005 unless earlier terminated or modified with the consent of the board of trustees, which oversees the fund.
(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may have or enter into other expense reduction or recapture arrangements (which would also have the effect of reducing fund expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower.

         EXAMPLE OF EXPENSES. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The "Example of Expenses" table is supplemented as follows:


        SHARE CLASS           YEAR 1        YEAR 3       YEAR 5       YEAR 10
        -----------           ------        ------       ------       -------

        Class I shares         $103         $1,008       $1,925        $4,272


3. DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

    o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates; and

    o any fund distributed by MFS Fund Distributors ("MFD"), if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

4. HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:


You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). Subject to the fund's exchange limitation policies as described in the fund's prospectus, subject to redemption fee, you may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5. FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand each fund's financial performance. It is supplemented as follows:


FOR YEARS ENDED 4/30                                                                                             PERIOD ENDED
CLASS I                                                               2004          2003              2002         4/30/01*
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 7.04        $ 8.29            $ 7.79         $10.00
                                                                     ------        ------            ------         ------
Income from investment operations# -
    Net investment lossss.                                           $(0.07)       $(0.03)           $(0.03)        $(0.04)
    Net realized and unrealized gain (loss) on investments
      and foreign currency                                             3.45         (1.22)             0.53          (1.50)
                                                                     ------        ------            ------         ------
         Total from investment operations                            $ 3.38        $(1.25)           $ 0.50         $(1.54)
                                                                     ------        ------            ------         ------
Less distributions declared to shareholders -
    In excess of net realized gain on investments and foreign
      currency transactions                                          $  --         $   --            $   --         $(0.67)
                                                                     ------        ------            ------         ------
Net asset value - end of period                                      $10.42        $ 7.04            $ 8.29         $ 7.79
                                                                     ------        ------            ------         ------
Total return (%)                                                      48.01        (15.08)             6.42         (16.13)++
Ratios(%) (to average net assets)/Supplemental datass.:
    Expenses##^                                                        1.01          1.02              1.04           1.03+
    Net investment loss                                               (0.68)        (0.44)            (0.38)         (0.36)+
Portfolio turnover (%)                                                  201           252              129            169
Net assets at end of period (000 Omitted)                            $1,615          $487             $552            $795

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management fees, such that Other Expenses do not exceed 0.25%
    annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of September 1, 2005 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. The fund will not be required to reimburse MFS for expenses borne under a previous agreement that expired on September 1, 2003. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                                  $(0.38)       $(0.38)           $(0.46)       $ (0.30)
Ratios (%)(to average net assets):
    Expenses##                                                         4.32          6.16              6.50           3.45+
    Net investment loss                                               (3.99)        (5.58)            (5.84)         (2.77)+


 * For the period from the inception of Class I shares, June 1, 2000, through April 30, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding. ## Ratios do not reflect expense reductions from fees paid indirectly.

 ^ Excluding  dividend  expense on securities  sold short,  the ratio of expenses to average net assets was 1.00% and 1.01%
   for the years ended April 30, 2004 and April 30, 2003, respectively.

               THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 1, 2004.

                                                                      PROSPECTUS
                                                               SEPTEMBER 1, 2004

                                                                  CLASS A SHARES

                                                                  CLASS B SHARES
MFS(R) EMERGING OPPORTUNITIES FUND                                CLASS C SHARES
--------------------------------------------------------------------------------


THIS PROSPECTUS DESCRIBES THE MFS EMERGING OPPORTUNITIES FUND. THE INVESTMENT OBJECTIVE OF THE FUND IS TO SEEK LONG-TERM GROWTH OF CAPITAL.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

-----------------
TABLE OF CONTENTS
-----------------

                                                              Page
  I    Risk Return Summary ............................         1

  II   Expense Summary ................................         7
  III  Certain Investment Strategies and Risks ........         9
  IV   Management of the Fund .........................        10
  V    Description of Share Classes ...................        11
  VI   How to Purchase, Exchange and Redeem Shares ....        19
  VII  Other Information ..............................        27
  VIII Financial Highlights ...........................        30

       Appendix A -- Investment Techniques and
       Practices ......................................       A-1

---------------------
I RISK RETURN SUMMARY
---------------------


o   INVESTMENT OBJECTIVE


    The fund's investment objective is long-term growth of capital. The fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES


    The fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The fund is flexibly managed, with the ability to invest in issuers of all market capitalizations and any industry focus but invests primarily in companies with small to medium market capitalizations. The fund may pursue a "growth strategy," by investing in companies which the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser) believes offer superior prospects for growth, or a "value strategy," by investing in companies which the adviser believes are undervalued.


      Small to medium market capitalization companies are defined by the fund as companies with market capitalizations up to the top of the Russell Midcap(TM) Growth Index range at the time of the fund's investment. This Index is a widely recognized, unmanaged index of mid-cap common stocks. Companies whose market capitalizations exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flow, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.


      The fund may establish "short" positions, such as short positions in specific securities or stock indices. In a typical short sale, the fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement. Up to 15% of the fund's net assets may be devoted to short positions.


      Consistent with its principal investment strategies described above, the fund may invest up to 40% of its net assets in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies.

      While the fund is a diversified fund and therefore spreads its investments across a number of issuers, it may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS.

      The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in the fund are:

    o Growth Companies Risk: Prices of growth company securities held by the fund may fall to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

    o Mid Cap and Small Cap Companies Risk: Investments in mid cap and small cap companies tend to involve more risk and be more volatile than investments in larger companies. Mid and small cap companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

    o Value Company Risk: Prices of value company securities held by the fund may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. If anticipated events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of value securities may not rise as expected or may fall.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in buying and selling these stocks at prevailing market prices.

    o Foreign Markets Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


    o Short Sales Risk: The fund will suffer a loss if it takes a short position and the value of that position rises rather than falls. Because the fund must cover its short position subject to prevailing market rates, the potential loss is unlimited.


    o Issuer Concentration Risk: Because the fund may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS, the fund's performance may be particularly sensitive to changes in the value of securities of these issuers.

    o Active or Frequent Trading Risk: The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains, as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the fund's performance.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for Class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                        2001                            (6.83)%
                        2002                           (20.75)%
                        2003                            56.74%


      The total return for the fund's class A shares for the six-month period ended June 30, 2004 was 3.90%. During the period shown in the bar chart, the highest quarterly return was 25.00% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (20.84)% (for the calendar quarter ended September 30, 2002).


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)
    ..........................................................................


    RETURNS BEFORE TAXES                                   1 Year      Life#

    Class B Shares, With CDSC (Declining Over 6 Years From
      the End of the Calendar Month of Purchase From
      4% to 0%)##                                            N/A       N/A
    Class C Shares,
    With CDSC (1% for First Year From
      the End of the Calendar Month of Purchase)##           N/A       N/A


    Class A Shares, With Initial Sales Charge (5.75%)       47.73%     0.40%


    RETURNS AFTER TAXES (CLASS A SHARES ONLY)


    Class A Shares' Return After Taxes on Distributions,
      With Initial Sales Charge (5.75%)                     47.73%   (0.38)%

    Class A Shares' Return After Taxes on Distributions
      and Sale of Class A Shares, With Initial
      Sales Charge (5.75%)                                  31.02%   (0.17)%

    BENCHMARK COMPARISONS

    Russell Mid-Cap Growth Index*+                          42.71%  (10.44)%

    Lipper Mid-Cap Core Fund Average++                      35.94%     2.64%

    ------
    # Fund performance figures are for the period from May 2, 2000 through December 31, 2003. Index and Lipper returns are from May 1, 2000.
    ## Class B and class C shares were not available for sale during the period shown in the chart.
    +  Source: Standard & Poor's Micropal, Inc.
    ++ The Lipper Mid-Cap Core Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.
    * The Russell Mid-Cap Growth Index measures the performance of U.S. Small and Mid-Cap Stocks.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

      The fund commenced investment operations on May 2, 2000 with the offering of class A shares.

------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLE


    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

    SHAREHOLDER FEES (fees paid directly from your investment):
    ..........................................................................

                                                     CLASS A   CLASS B   CLASS C
    Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of offering price)      5.75%    0.00%     0.00%

    Maximum Deferred Sales Charge (Load) (as a
    percentage of original purchase price or
    redemption proceeds, whichever is less) .....  See Below#   4.00%     1.00%

    Maximum Redemption Fee (as a percentage of
    amount redeemed), if applicable## ...........      2.00%    2.00%     2.00%


    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ............................................................................

    Management Fees .............................    0.75%      0.75%     0.75%

    Distribution and Service (12b-1) Fees(1) ....    0.00%      1.00%     1.00%


    Other Expenses(3) ...........................    3.57%      3.57%     3.57%
                                                     -----      -----     -----
    Total Annual Fund Operating Expenses(3) .....    4.32%      5.32%     5.32%

        Fee Reductions(2) .......................  (3.31)%    (3.31)%   (3.31)%
                                                     -----      -----     -----
        Net Expenses(3) .........................    1.01%      2.01%     2.01%

    ------
     # An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.
     ## A redemption fee of 2% is charged on proceeds from redemptions and exchanges made within 5 business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" below.
    (1) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees). Payment of the 0.25% per annum class A service fee and the 0.10% per annum class A distribution fee are currently not being imposed and may be imposed only with the approval of the board of trustees which oversee the fund.
    (2) MFS has contractually agreed, subject to reimbursement, to bear the fund's expenses such that "Other Expenses," as determined without giving effect to the expense redemption and brokerage arrangements described above, and excluding expenses associated with the fund's investing activities (including interest and dividend expenses with respect to securities sold short and borrowing activity), do not exceed 0.25% annually. This contractual agreement will continue until at least September 1, 2005 unless earlier terminated or modified with the consent of the board of trustees, which oversees the fund.
    (3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may have or enter expense reduction or recapture arrangements and directed brokerage arrangements (which would also have the effect of reducing fund expenses). Any such fee reductions are not reflected in the table. Had these reductions been taken into account, "Net Expenses" would be lower.

o   EXAMPLE OF EXPENSES


    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and


    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any contractual fee reductions are in effect (see "Expense Summary - Expense Table" above).


    Although your actual costs may be higher or lower, under these assumptions your costs would be:

    SHARE CLASS                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
    ----------------------------------------------------------------------


    Class A shares                      $672      $1,525    $2,389    $4,601
    Class B shares(1)
      Assuming redemption at end of
        period                          $604      $1,596    $2,582    $4,873
      Assuming no redemption            $204      $1,296    $2,382    $4,873
    Class C shares
      Assuming redemption at end of
        period                          $304      $1,296    $2,382    $5,065
      Assuming no redemption            $204      $1,296    $2,382    $5,065

    ------
    (1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------


o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS


    The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).


o   TEMPORARY DEFENSIVE POLICIES


    In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.


o   ACTIVE AND FREQUENT TRADING


    The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains, as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the fund's performance.

-------------------------
IV MANAGEMENT OF THE FUND
-------------------------

o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $137.4 billion as of the quarter ended June 30, 2004. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to the fund (including portfolio management and trade execution). For the fiscal year ended April 30, 2004, the fund paid MFS an effective management fee equal to the management fee ratio in the expense summary above. This is the management fee set forth in the fund's Investment Advisory Agreement with MFS.


o   PORTFOLIO MANAGER


    Eric B. Fischman, CFA, is a portfolio manager of the adviser. Mr. Fischman has been a portfolio manager of the fund since 2002, and has been employed in the investment management area of MFS since 2000. Prior to joining MFS, Mr. Fischman served as an equity research analyst at State Street Research.

o   ADMINISTRATOR

    MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.


o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

o   SHAREHOLDER SERVICING AGENT


    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

------------------------------
V DESCRIPTION OF SHARE CLASSES
------------------------------


    The fund offers class A, class B and class C shares through this prospectus. The fund also offers an additional class of shares, class I shares, which are made available through a separate prospectus supplement provided to investors eligible to purchase them. Class A and class I shares are the only classes presently available for sale.

o   SALES CHARGES

    You may be subject to an initial sales charge when you purchase class A shares, or a contingent deferred sales charge (CDSC) when you redeem class A, class B or class C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived and these circumstances are described below as well as in the SAI. Special considerations concerning the calculation of the CDSC are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from MFS or MFD. See "Financial Adviser Support Payments" below and the SAI for details.

o   CLASS A SHARES

    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within 12 months. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:

                                               SALES  CHARGE*  AS PERCENTAGE OF:
                                               ---------------------------------

                                                  Offering        Net Amount
    Amount of Purchase                              Price          Invested
    Less than $50,000                                5.75%           6.10%
    $50,000 but less than $100,000                   4.75            4.99
    $100,000 but less than $250,000                  4.00            4.17
    $250,000 but less than $500,000                  2.95            3.04
    $500,000 but less than $1,000,000                2.20            2.25
    $1,000,000 or more                              None**          None**


    ------


    * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** A 1% CDSC will apply to such purchases, as discussed below.


    Please see "Class A Sales Charge Waivers and Reductions" below for additional information.

    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase (CDSC will age one month on the last day of the month of purchase and each subsequent month). Please see "Class A Sales Charge Waivers or Reductions" below for additional information.

o   CLASS A SALES CHARGE WAIVERS OR REDUCTIONS.

    Below is a table and brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable sales charge for class A shares may be waived or reduced. You can also find additional information about these programs and waivers in the SAI and on the fund's website at www.mfs.com under "Mutual Funds," which is available to you free of charge. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial adviser. You must inform your financial adviser or MFSC of your intention to invest in the funds under one of the programs below upon purchasing fund shares. You can provide this information in your account application or through a separate document provided by your financial adviser.

                                               INVESTMENTS ELIGIBLE FOR:
                                          --------------------------------
                                           WAIVED SALES    REDUCED INITIAL
    PROGRAM                                   CHARGE         SALES CHARGE



    Letter of Intent                                              X
    Right of Accumulation                                         X

    Reinstatement Privilege                     X
    Automatic Exchange Plan                     X*

    Exchange Privilege                          X*
    Dividend Reinvestment                       X

    Distribution Investment Program             X
    Other Sales Charge Waivers                  X

    ------
    * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases. See "Exchange Privilege" below.

    LETTER OF INTENT (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A shares if you commit to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund) within a 13 month period (36 months for a $1 million commitment). For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.

      At your request, purchases made during the previous 90 days may be included under your LOI commitment amount. You or your financial adviser must inform the fund that the LOI is in effect each time shares of a fund are purchased.


    RIGHT OF ACCUMULATION (ROA). You may pay a reduced or no initial sales charge on purchases of class A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund), based on current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.


      LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed
      Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

      Eligible accounts that you may link under LOI and ROA may include:

    o  Individual accounts

    o  Joint accounts

    o Trust accounts of which you, your spouse or child under the age of 21 is the grantor

    o  MFS 529 College Savings Plan accounts

    o  Single-Participant Retirement Plan accounts

    o  Certain Individual Retirement Accounts

    o  UGMA/UTMA Accounts

    o  Accounts held in the name of your financial adviser(s) on your behalf

        However, please note that accounts held with the MFS funds in the name of a financial adviser on your behalf can currently be combined with accounts held with the MFS funds in your name directly only if (i) the account is not held under an omnibus account arrangement and (ii) the financial adviser informs the MFS funds (or its agents) that certain accounts should be combined for purposes of the LOI or ROA. In addition, individually held accounts cannot be linked with accounts held in employer-sponsored plans for purposes of LOI or ROA.

        You should provide your financial adviser with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of the ROA or LOI. Such documentation may include shareholder identification numbers or applicable account numbers or account statements (including accounts held with various financial advisers).

    REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without paying a sales charge.

      For shareholders who exercise this privilege after redeeming class A shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares you may reinvest your redemption proceeds only into the corresponding class A shares. The class A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described above. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund into class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid such a charge on these shares.

    DIVIDEND REINVESTMENT. You can reinvest dividend and capital gain distributions into your account in the same fund without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without a sales charge.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a sales charge waiver for purchases or redemptions of class A shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investments (e.g., certain wrap accounts or fund supermarket investments). The funds reserve the right to eliminate, modify, add waivers at any time without providing notice.

o   CLASS B SHARES


    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years from the end of the calendar month of purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

    The CDSC is imposed according to the following schedule:

                                                    CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                  SALES CHARGE
    -------------------------------------------------------------------------

    First                                                   4%
    Second                                                  4%
    Third                                                   3%
    Fourth                                                  3%
    Fifth                                                   2%
    Sixth                                                   1%
    Seventh and following                                   0%


    If you hold Class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you purchase through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.

      Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.

o   CLASS C SHARES

    You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year from the end of the calendar month of purchase, you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund.

      Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.

o   CLASS B AND CLASS C SALES CHARGE WAIVERS OR REDUCTIONS

    Below is a brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable CDSC may be waived or reduced. You can also find additional information about these programs and waivers in the SAI and on the fund's website www.mfs.com under "Mutual Funds," which is available to you free of charge. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial adviser. You or your financial adviser must inform MFSC of your intention to enroll in one of the programs below. You can provide this information in your account application or through a separate document provided by your financial adviser.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund of the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying any sales charge

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares without paying any sales charges upon redemption. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and class C shares redeemed under this plan. Shares redeemed under this plan will not be subject to a redemption fee.

    REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without an initial sales charge.

      For shareholders who exercise this privilege after redeeming class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class C shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares you may reinvest your redemption proceeds only into the corresponding class A shares. The class A or shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a CDSC waiver for redemptions of class B and class C shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs or certain other groups (e.g. affiliated persons of MFS) and with respect to redemptions under certain circumstances (e.g., death or disability of shareholder). The fund reserves the right to eliminate, modify and add waivers at any time and without providing advance notice.

o   CALCULATION OF CDSC

    As discussed above, certain investments in class A, class B and class C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:


    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

    o Purchases of class B and C shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.


      No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares.


o   DISTRIBUTION AND SERVICE FEES


    The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares, and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to: 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee); and 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. Payment of the 0.25% per annum class A service fee and the 0.10% per annum class A distribution fee are currently not being imposed for the fund and may be imposed only with the approval of the board of trustees which oversees the fund.

o   FINANCIAL ADVISER SUPPORT PAYMENTS

    The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial advisers who support the sale of fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

      MFD may make payments to key financial advisers who provide marketing support. In the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial adviser, on an annual basis. In addition, financial advisers may offer MFS fund shares through specialized programs such as tax deferred retirement programs or qualified tuition programs. MFD may pay a portion of the administrative and marketing costs of a financial adviser relating to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial advisers.

      You can find further details in the SAI about the payments made by MFD and the services provided by your financial adviser. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges.

----------------------------------------------
VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
----------------------------------------------


    You may purchase, exchange and redeem class A, class B and class C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described above under "Description of Share Classes."


o   HOW TO PURCHASE SHARES

    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is generally $1,000 except for IRAs, for which the minimum is $250 per account. In the following circumstances, the minimum initial investment is only $50 per account:

    o  if you establish an automatic investment plan;

    o  if you establish an automatic exchange plan; or

    o  if you establish an account under either:

       > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

       >  employer sponsored investment programs.


    The maximum amount you may invest in class B shares with any single purchase request is $99,999, and the maximum amount you may invest in class C shares with any single purchase is $999,999. The funds or their agents may at their discretion accept a purchase request for class B shares for $100,000 or more under limited circumstances, including, by way of example, when a retirement plan is rolling over assets from another account into a pre-existing account maintained in class B shares of the funds. Class C shares are not available for purchase by any retirement plan qualified under Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Corporate Plan Services 401(k) Plan.

    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:


    o  send a check with the returnable portion of your statement;

    o  ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.


    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

    VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provided is correct. The fund also may close your account or take other appropriate action if it is unable to verify your indentity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.


o   HOW TO EXCHANGE SHARES


    You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange; rather the CDSC will carry over to the acquired shares on a proportional basis. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase.


      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. In addition, class C shares may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of the funds' shares as disclosed in this prospectus.


      Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. In addition, the fund imposes a 2.00% fee on exchanges made within 5 business days after acquiring fund shares. These limitations and policies are described below under the caption "How to Purchase, Exchange and Redeem Shares - Other Considerations" below. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


o   HOW TO REDEEM SHARES

    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The funds send out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).


      Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the funds may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the funds may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. In addition, the fund imposes a 2.00% redemption fee on redemptions made within 5 business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" below.


    REDEEMING DIRECTLY THROUGH MFSC


    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


    o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account by contacting MFSC via the Internet (MFS Access). You must elect this privilege on your account application and establish a personal indentification number (PIN) on MFS Access to use this service.


    o SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares. For class B and class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC or redemption fee on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.


    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.


    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.


o   OTHER CONSIDERATIONS


    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. The MFS funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitations on Exchange Activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest.

      Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder. In the event that the MFS funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset value at the conclusion of the delay period.

    EXCHANGE LIMITATION POLICIES. The MFS funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

      LIMITATIONS ON EXCHANGE ACTIVITY. The MFS funds, through their agents, undertake to use their best efforts to exercise the funds' rights to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes

    o three exchanges (each exceeding $10,000 in value) out of an account in an MFS fund with a principal investment policy of investing in global, international, high yield bond or municipal bond securities, or

    o six exchanges (each exceeding $10,000 in value) out of any other MFS fund account during a calendar year. Exchanges made the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These exchange limits are subject to the MFS funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

    LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial advisers and cannot always know or reasonably detect excessive trading which may be facilitated by these financial advisers or by the use of omnibus account arrangements offered by these financial advisers to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial advisers such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial adviser to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a fund.

    EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

      In addition, to the extent that the fund significantly invests in foreign securities traded on markets which may close prior to when the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the fund's valuation time. To the extent that the fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

      To the extent that the fund significantly invests in high yield bonds (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds which invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

    REDEMPTION FEE. The MFS high yield funds identified below charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

        MFS High Income Fund
        MFS Municipal High Income Fund
        MFS High Yield Opportunities Fund

      All remaining funds in the MFS Family of Funds, except for the MFS Cash Reserve Fund, MFS Money Market Fund and MFS Government Money Market Fund, charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). The funds may determine to change the redemption fee period or amount of redemption fees charged, including in connection with pending Securities and Exchange Commission rules.

      For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

      THE FUNDS' REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

       1. transactions by accounts which the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial adviser such as a broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

       2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

       3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll deduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

       4. transactions by the MFS fund of funds including, without limitation, the MFS Asset Allocation Funds;

       5. transactions following the death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

       6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

       7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

       8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

       9. transactions involving class 529A, 529B, 529C, R1, R2 or J shares of the fund (if offered); and

      10. transactions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a fund).

      In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries, and in connection with pending Securities and Exchange Commission redemption fee rules.

      These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time (which may address such topics as the documentation necessary for the funds to recognize a disability, among others).

      Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

    IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that a fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. None of the funds expects to make in-kind distributions. However, if a fund does, it will pay, during any 90-day period, your redemption proceeds in cash when the redemption is at or below up to either $250,000 or 1% of the fund's net assets, whichever is less.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

---------------------
VII OTHER INFORMATION
---------------------


o   PRICING OF FUND SHARES


    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

      To determine net asset value, the fund values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

      The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:

    o MFSC receives your order by the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank); or

    o your financial adviser receives your order by the valuation time and transmits your order to MFSC.

o   DISTRIBUTIONS

    The fund intends to distribute substantially all of its net income (including capital gains) to shareholders at least annually.

o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

    o  Dividend and capital gain distributions in cash.

    Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


o   TAX CONSIDERATIONS


    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which the fund has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

      You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. For taxable years beginning on or before December 31, 2008, distributions of ordinary dividends to the fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by the fund as, "qualified dividend income" and provided that holding period and other requirements are met at both the shareholder and fund level. "Qualified dividend income" generally is income derived from dividends from U.S. corporations, "qualified foreign corporations," and certain other foreign corporations. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

      The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

      Distributions by the MFS Emerging Opportunities Fund will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      If you are neither a citizen nor a resident of the U.S., the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to that fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S. Prospective investors in the fund should read the fund's Account Application for additional information regarding backup withholding of federal income tax.


    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

o   UNIQUE NATURE OF FUND


    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.


o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES


    The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

-------------------------
VIII FINANCIAL HIGHLIGHTS
-------------------------

    The financial highlights tables are intended to help you understand the fund's financial performance for the past five fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The fund's independent registered public accounting firm is Ernst & Young LLP.


FOR YEARS ENDED 4/30
                                                                                                             PERIOD ENDED
CLASS A                                               2004                 2003                 2002           4/30/01*

Net asset value, beginning of period                 $7.02                $8.30                $7.79               $10.00
-------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                            $(0.06)              $(0.03)              $(0.03)              $(0.03)
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    3.44                (1.25)                0.54                (1.51)
-----------------------------------------------     ------                -----                -----                -----
Total from investment operations                     $3.38               $(1.28)               $0.51               $(1.54)
-----------------------------------------------     ------                -----                -----                -----

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  In excess of net realized gain on
  investments and foreign currency
  transactions                                         $--                  $--                  $--               $(0.67)
-----------------------------------------------     ------                -----                -----                -----
Net asset value, end of period                      $10.40                $7.02                $8.30                $7.79
-----------------------------------------------     ------                -----                -----                -----
Total return (%)(+)                                  48.15               (15.42)                6.55               (16.13)++
-------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##^                                           1.01                 1.02                 1.04                 1.03+
-------------------------------------------------------------------------------------------------------------------------
Net investment loss                                  (0.63)               (0.42)               (0.36)               (0.35)+
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     201                  252                  129                  169
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)             $638                 $454                 $387                 $503
-------------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management fees, such that Other Expenses do not exceed 0.25% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of September 1, 2004 or such date as all expenses previously borne by
    MFS under the current agreement have been paid by the fund. The fund will not be required to reimburse MFS for expenses borne under a previous agreement that expired on September 1, 2003. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                 $(0.36)              $(0.37)              $(0.44)              $(0.27)
-------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                            4.32                 6.16                 6.50                 3.45+
-------------------------------------------------------------------------------------------------------------------------
Net investment loss                                  (3.94)               (5.56)               (5.82)               (2.77)+
-------------------------------------------------------------------------------------------------------------------------

  * For the period from the commencement of the fund's investment operations, May 2, 2000, through April 30, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding. ## Ratios do not reflect reductions from fees paid indirectly.
  ^ Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 1.00% and 1.01% for the years ended April 30, 2004, and April 30, 2003, respectively.
(+) Total returns for class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

----------
APPENDIX A
----------


o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the MFS Emerging Opportunities Fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (x) mark. However, the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (-) mark. Investment techniques and practices which are the principal focus of the fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ...........................................................................
    SYMBOLS      x fund uses, or currently  -- permitted, but the fund does
                    anticipates using          not currently anticipate using
    ---------------------------------------------------------------------------
    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                     --
        Corporate Asset-Backed Securities                             --
        Mortgage Pass-Through Securities                              --
        Stripped Mortgage-Backed Securities                           --
      Corporate Securities                                             x
      Loans and Other Direct Indebtedness                             --
      Lower Rated Bonds                                                x
      Municipal Bonds                                                 --
      U.S. Government Securities                                       x
      Variable and Floating Rate Obligations                           x
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds         x
    Equity Securities                                                  x
    Foreign Securities Exposure
      Brady Bonds                                                     --
      Depositary Receipts                                              x
      Dollar-Denominated Foreign Debt Securities                      --
      Emerging Markets                                                 x
      Foreign Securities                                               x
    Forward Contracts                                                  x
    Futures Contracts                                                  x
    Indexed Securities/Structured Products                             x
    Inverse Floating Rate Obligations                                 --
    Investment in Other Investment Companies
      Open-End Funds                                                   x
      Closed-End Funds                                                 x
    Lending of Portfolio Securities                                    x
    Leveraging Transactions
      Bank Borrowings                                                 --
      Mortgage "Dollar-Roll" Transactions                             --
      Reverse Repurchase Agreements                                   --
    Options
      Options on Foreign Currencies                                    x
      Options on Futures Contracts                                     x
      Options on Securities                                            x
      Options on Stock Indices                                         x
      Reset Options                                                   --
      "Yield Curve" Options                                           --
    Repurchase Agreements                                              x
    Short Sales                                                        x
    Short Term Instruments                                             x
    Swaps and Related Derivative Instruments                          --
    Temporary Borrowings                                               x
    Temporary Defensive Positions                                      x
    "When-Issued" Securities                                           x

MFS(R) EMERGING OPPORTUNITIES FUND


SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of fund], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116,
Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which it relates and (iii) identify the class and number of shares held by the shareholder.

  IF YOU WANT MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated September 1, 2004, provides more detailed information about the fund and is incorporated into this prospectus by reference.


  YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: HTTP://WWW.MFS.COM


Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:


    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.


    The fund's Investment Company Act file number is 811-2464

[logo] M F S(R)                                         STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                               INFORMATION


                                                               SEPTEMBER 1, 2004


MFS(R) EMERGING OPPORTUNITIES FUND

EACH A SERIES OF MFS SERIES TRUST IX
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors, but which is not necessarily included in the Fund's Prospectus dated September 1, 2004. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to each Fund's most recent Annual Report to shareholders. A copy of each Fund's Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and the Fund's Annual Report without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).

This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION

PART I

Part I of this SAI contains information that is particular to the Fund.

-----------------
TABLE OF CONTENTS
-----------------
                                                                            Page
I      Definitions .......................................................    3


II     Management of the Fund ............................................    3


       The Funds .........................................................    3

       Trustees and Officers -- Identification and Background ............    3

       Trustee Compensation and Committees ...............................    3

       Affiliated Service Provider Compensation ..........................    3

III    Sales Charges and Distribution Plan Payments ......................    4

       Sales Charges .....................................................    4

       Distribution Plan Payments ........................................    4

IV     Portfolio Transactions and Brokerage Commissions ..................    4

V      Share Ownership ...................................................    4


VI     Investment Techniques, Practices, Risks and Restrictions ..........    4


       Investment Techniques, Practices and Risks ........................    4

       Investment Restrictions ...........................................    4


VII    Tax Considerations ................................................    4

VIII   Independent Registered Public Accounting Firm and
         Financial Statements ............................................    4

       Appendix A -- Trustee Compensation and Committees .................  A-1

       Appendix B -- Affiliated Service Provider Compensation ............  B-1

       Appendix C -- Sales Charges and Distribution Plan Payments ........  C-1

       Appendix D -- Portfolio Transactions and Brokerage Commissions ....  D-1

       Appendix E -- Share Ownership .....................................  E-1

I    DEFINITIONS

     "Fund" - MFS Emerging Opportunities Fund, a series of the Trust. The MFS Emerging Opportunities Fund was previously known as the "MFS Mid Cap Value Fund" until its name was changed on September 1, 2000.


     "Trust" - MFS Series Trust IX, a Massachusetts business trust. The Trust was known as MFS Fixed Income Trust prior to January 18, 1995, and as Massachusetts Financial Bond Fund prior to January 7, 1992.

     "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

     "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

     "MFSC" - MFS Service Center, Inc., a Delaware corporation.


     "Prospectus" - The Prospectus of the Fund, dated September 1, 2004, as amended or supplemented from time to time.

II   MANAGEMENT OF THE FUND

     THE FUND
     The Fund is a diversified series of the Trust. This means that, with respect to 75% of its total assets, the Fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if as a result more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies. The Trust is an open-end management investment company.


     TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
     The identification and background of the Trustees and officers of the Trust are set forth in Appendix E to Part II.

     TRUSTEE COMPENSATION AND COMMITTEES
     Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the committees of the Board of Trustees, is set forth in Appendix A of this Part I.


     AFFILIATED SERVICE PROVIDER COMPENSATION
     Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods, is set forth in Appendix B to this Part I.

       In connection with their deliberations with regard to approval of the Fund's current investment advisory agreement with MFS, the Trustees, including the non-interested Trustees, considered such information and factors as they believe, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Fund. Such factors may vary somewhat from year to year. During the past year, such factors included the following:

       Nature, Quality, Cost and Extent of Services. The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Trustees also considered the nature and extent of certain other services MFS performs on the Fund's behalf, including the securities lending programs and MFS' interaction with third party service providers, principally custodians and sub-custodians.

       Investment Record and Comparative Performance Data. The Trustees reviewed the Fund's investment performance as well as the performance of a peer group of funds.

       Expenses. The Trustees considered the Fund's advisory fee and expense ratios and the advisory fee and expense ratios of a peer group of funds. The Trustees considered the fee waivers and expense reimbursements agreed to by MFS and whether these arrangements may be changed without approval by the Trustees.

       Economies of Scale. The Trustees considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale.

       Profitability. The Trustees considered the level of MFS' profits with respect to the management of the Fund, including a review of MFS' methodology in allocating its costs to the management of the Fund. The Trustees considered the profits realized by MFS in connection with the operation of the Fund and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Fund.

       Personnel and Industry Conditions. The Trustees considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.

       Other Benefits. Taking into account the risks assumed by MFS, the Trustees considered the character and amount of other benefits received by MFS from serving as adviser of the Fund and from providing certain administrative services to the Fund, and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Fund. The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services.

       The non-interested Trustees were assisted in this process by their own independent legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interest of the Fund and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.


III  SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS


     SALES CHARGES
     Sales charges paid in connection with the purchase and sale of Fund shares, for certain specified periods, are set forth in Appendix C to this Part I, together with the Fund's schedule of dealer reallowances.

     DISTRIBUTION PLAN PAYMENTS
     Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix C to this Part I.


IV   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix D to this Part I.

     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The value of securities purchased and the brokerage commissions paid by the Fund for research for its most recent fiscal year are set forth in Appendix D to this Part I. The Trustees (together with the Trustees of certain other MFS Funds) have directed the Adviser to allocate a total of $132,813 of commission business from certain MFS Funds (including the Funds) to Lynch, Jones & Ryan, Inc. as consideration for the annual renewal of certain publications provided by Lipper Inc. (which provides information useful to the Trustees in reviewing the relationship between the Funds and the Adviser).


V    SHARE OWNERSHIP

     Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in the Fund and, on an aggregate basis in all MFS Funds, by investors who control a Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix E to this Part I.

VI   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

     INVESTMENT TECHNIQUES, PRACTICES AND RISKS
     The investment objective and principal investment policies of the Fund are described in the Prospectus.

     In pursuing its investment objective and investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI.

     The following percentage limitations, as a percentage of such Fund's net assets, apply at the time of investment to certain of these investment techniques and practices:

              INVESTMENT                                  PERCENTAGE LIMITATION
              LIMITATION                                  (BASED ON NET ASSETS)
              ----------                                  ---------------------
        Foreign Securities
        (including Emerging Markets): ......................... Up to 40%
        Lower Rated Bonds: .................................... 10%
        Short Sales: .......................................... 15%

     INVESTMENT RESTRICTIONS
     The Fund has adopted certain investment restrictions which are described in Appendix F to Part II.

VII  TAX CONSIDERATIONS
     For a discussion of tax considerations, see Part II of this SAI.

VIII INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
     Ernst & Young LLP are the Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

     The Portfolio of Investments at April 30, 2004, the Statement of Assets and Liabilities at April 30, 2004, the Statement of Operations for the year ended April 30, 2004, the Statement of Changes in Net Assets for the two years ended April 30, 2004, the Notes to Financial Statements and the Independent Auditor's Report, each of which is included in the Annual Report to Shareholders of the Fund are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Ernst & Young LLP, independent registered public accounting firm, as experts in accounting and auditing. Copies of this Annual Report accompany this SAI.

-------------------
PART I - APPENDIX A
-------------------


    TRUSTEE COMPENSATION AND COMMITTEES
    The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Fund's Board of Trustees is set out below.

    TRUSTEE COMPENSATION TABLE
    ..........................................................................

                                 TRUSTEE FEES FROM TOTAL TRUSTEE FEES FROM FUND
    TRUSTEE                           FUND(1)         AND FUND COMPLEX(2)
    ---------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning(3)                N/A                   N/A
    Robert C. Pozen(3)                  N/A                   N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.              N/A                 $196,868
    David H. Gunning(4)                 N/A                   N/A
    William R. Gutow                    N/A                 $196,868
    J. Atwood Ives                      N/A                 $207,969
    Amy B. Lane(4)                      N/A                   N/A
    Abby M. O'Neill(5)                  N/A                 $189,682
    Lawrence T. Perera                  N/A                 $206,858
    William J. Poorvu                   N/A                 $207,969
    J. Dale Sherratt                    N/A                 $196,868
    Elaine R. Smith                     N/A                 $196,868
    Ward Smith(6)                       N/A                 $206,324
    ----------------
    (1) For the fiscal year ended April 30, 2004. The Trustees are currently waiving their right to receive fees.
    (2) Information is provided for the calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Manning and Pozen became Trustees of the Fund on February 24, 2004.
    (4) Mr. Gunning and Ms. Lane became Trustees of the Fund effective January 27, 2004.
    (5) Ms. O'Neill retired as Trustee of the Fund on December 31, 2003.
    (6) Mr. Smith passed away on August 15, 2004.

COMMITTEES
...................................................................................................................................
                       NUMBER OF
                      MEETINGS IN
                          LAST
NAME OF COMMITTEE      FISCAL YEAR                 FUNCTIONS                                           MEMBERS(1)
----------------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE            6         Provides oversight with respect to the accounting and       Gutow*, Lane*, Poorvu* and
                                     auditing procedures of the Fund and, among other things,    Sherratt*
                                     considers the selection of the independent accountants
                                     for the Fund and the scope of the audit, and considers
                                     the effect on the independence of those accountants of
                                     any non-audit services such accountants provide to the
                                     Fund and any audit or non-audit services such
                                     accountants provide to other MFS Funds, MFS and/or
                                     certain affiliates. The Committee is also responsible
                                     for the periodic review and approval of the Fund's
                                     custodial, transfer agency and administrative service
                                     fee arrangements, as well as for establishing procedures
                                     for the receipt, retention and treatment of complaints
                                     received by the Fund regarding accounting, internal
                                     accounting controls, or auditing matters and the
                                     confidential, anonymous submission of concerns regarding
                                     questionable Fund accounting matters by officers of the
                                     Fund and employees of the Fund's investment adviser,
                                     administrator, principal underwriter or any other
                                     provider of accounting-related services to
                                     the Fund.

COMPLIANCE AND             5         Responsible for oversight of the development and            Cohn*, Gunning*, Gutow*,
GOVERNANCE COMMITTEE                 implementation of the Fund's regulatory and fiduciary       Ives* (ex-officio member),
                                     compliance policies, procedures and practices under the     Lane and Sherratt*
                                     1940 Act and other applicable laws as well as oversight
                                     of compliance policies of the Fund's investment adviser
                                     and certain other service providers as they relate to
                                     Fund activities. The Fund's independent chief compliance
                                     officer reports directly to the Committee and assists
                                     the Committee in carrying out its responsibilities.

CONTRACTS REVIEW           4         Requests, reviews and considers the information deemed      All non-interested Trustees
COMMITTEE                            reasonably necessary to evaluate the terms of the           of the Board (Cohn, Gunning,
                                     investment advisory and principal underwriting              Gutow, Ives, Lane, Perera,
                                     agreements and the Plan of Distribution under rule 12b-1    Poorvu, Sherratt and
                                     that the Fund proposes to renew or continue, and to make    E. Smith)
                                     its recommendations to the full Board of Trustees on
                                     these matters.

NOMINATION AND             5         Recommends qualified candidates to the Board in the         All non-interested Trustees
COMPENSATION                         event that a position is vacated or created. The            of the Board (Cohn, Gunning,
COMMITTEE                            Committee is also responsible for making recommendations    Gutow, Ives, Lane, Perera,
                                     to the Board regarding any necessary standards or           Poorvu, Sherratt and
                                     qualifications for service on the Board. The Committee      E. Smith)
                                     also reviews and makes recommendations to the Board
                                     regarding compensation for the non-interested Trustees.

PORTFOLIO TRADING AND      5         Reviews MFS' process and procedures, internal controls      Cohn*, Gunning*, Gutow*,
MARKETING REVIEW                     and compliance monitoring relating to (i) portfolio         Ives* (ex-officio member),
COMMITTEE                            trading, best execution and brokerage costs and trade       Perera* and E. Smith*
                                     allocations, (ii) MFD's role as the Fund's principal
                                     underwriter in distributing and marketing Fund shares
                                     and the production and use of sales and marketing
                                     materials in various forms of media, (iii) the
                                     administration of the Fund's proxy voting policies and
                                     procedures, and (iv) the Fund's investment policies and
                                     practices.

PRICING COMMITTEE          2         Oversees the determination of the value of the portfolio    Ives* (ex-officio member),
                                     securities and other assets held by the Fund and            Manning, Perera*, Poorvu*
                                     determines or causes to be determined the fair value of     and E. Smith*
                                     securities and assets for which market quotations are
                                     not "readily available" in accordance with the 1940 Act.
                                     The Committee delegates primary responsibility for
                                     carrying out these functions to MFS and MFS' internal
                                     valuation committee pursuant to pricing policies and
                                     procedures approved by the Committee and adopted by the
                                     full Board, which include methodologies to be followed
                                     by MFS to determine the fair values of portfolio
                                     securities and other assets held by the Fund for which
                                     market quotations are not readily available. The
                                     Committee meets periodically with the members of MFS'
                                     internal valuation committee to review and assess the
                                     quality of fair valuation and other pricing
                                     determinations made pursuant to the Fund's pricing
                                     policies and procedures, and to review and assess the
                                     policies and procedures themselves. The Committee also
                                     exercises the responsibilities of the Board under the
                                     Amortized Cost Valuation Procedures approved by the
                                     Board on behalf of the Fund which holds itself out as a
                                     "money market fund" in accordance with Rule 2a-7 under
                                     the 1940 Act.

-----------------------------------------------------------------------------------------------------------------------------
(1) The Trustees' Identification and Background are set forth in Appendix E to Part II.
  * Non-interested or independent Trustees.

-------------------
PART I - APPENDIX B
-------------------

    AFFILIATED SERVICE PROVIDER COMPENSATION
    ..........................................................................


    The Fund paid compensation to its affiliated service providers over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix C.

                                                                PAID   TO  MFS
                                       PAID TO MFS    AMOUNT         FOR        AMOUNT     PAID TO MFSC     AMOUNT     AGGREGATE
                                       FOR ADVISORY   WAIVED    ADMINISTRATIVE  WAIVED     FOR TRANSFER     WAIVED   AMOUNT PAID TO
    FISCAL YEAR ENDED                    SERVICES     BY MFS       SERVICES     BY MFS   AGENCY SERVICES*  BY MFSC    MFS AND MFSC
    -------------------------------------------------------------------------------------------------------------------------------
    April 30, 2004                       $12,027      $    0         $157       $    0        $1,746        $    0      $13,930
    April 30, 2003                       $ 5,564      $    0         $ 72       $    0        $  748        $    0      $ 6,384
    April 30, 2002                       $ 8,251      $    0         $126       $    0        $1,100        $    0      $ 9,477
        ----------------
    *Out-of-pocket for MFSC.


-------------------
PART I - APPENDIX C
-------------------

    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

    SALES CHARGES
    ..........................................................................


    The following sales charges were paid by the Fund during the specified periods:

                                          CLASS A INITIAL SALES CHARGES:                  CDSC PAID TO MFD ON:
                                                    RETAINED          REALLOWED    CLASS A      CLASS B          CLASS C
        FISCAL YEAR END             TOTAL            BY MFD          TO DEALERS    SHARES        SHARES          SHARES
    --------------------------------------------------------------------------------------------------------------------
    April 30, 2004                 N/A               N/A               N/A         N/A             N/A             N/A
    April 30, 2003                 N/A               N/A               N/A         N/A             N/A             N/A
    April 30, 2002                 N/A               N/A               N/A         N/A             N/A             N/A

DEALER REALLOWANCES
...............................................................................

MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:


MFS EMERGING OPPORTUNITIES FUND
                                                  DEALER REALLOWANCE AS A
AMOUNT OF PURCHASE                               PERCENT OF OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                                          5.00%
$50,000 but less than $100,000                             4.00%
$100,000 but less than $250,000                            3.20%
$250,000 but less than $500,000                            2.25%
$500,000 but less than $1,000,000                          1.70%
$1,000,000 or more                                         None*

----------------

*A CDSC will apply to such purchase for class A shares only.


DISTRIBUTION PLAN PAYMENTS
...............................................................................


During the period ended April 30, 2004, the Fund made the following Distribution Plan payments:


                           AMOUNT OF DISTRIBUTION AND SERVICE FEES:

CLASS OF SHARES    PAID BY FUND        RETAINED BY MFD       PAID TO DEALERS
----------------------------------------------------------------------------
Class A Shares         N/A                   N/A                   N/A
Class B Shares         N/A                   N/A                   N/A
Class C Shares         N/A                   N/A                   N/A


Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares and to cover MFD's distribution and shareholder servicing costs.

-------------------
PART I - APPENDIX D
-------------------

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ..........................................................................


    The following brokerage commissions were paid by the Fund during the specified time period:

                                                BROKERAGE COMMISSIONS
                                                       PAID BY
                                                    MFS EMERGING
    FISCAL YEAR END                               OPPORTUNITIES FUND
    ---------------------------------------------------------------------
    April 30, 2004                                    $15,436
    April 30, 2003                                    $ 6,536
    April 30, 2002                                    $ 7,942

    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ..........................................................................

    During the fiscal year ended April 30, 2004, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values on April 30, 2004:

                                                    VALUE OF SECURITIES
    BROKER-DEALER                                  AS OF APRIL 30, 2004
    ------------------------------------------------------------------------
    Goldman Sachs Group, Inc.                            $161,000

    TRANSACTIONS FOR RESEARCH SERVICES
    ..........................................................................

    During the fiscal year ended April 30, 2004, the dollar amount of transactions for research services and commissions paid on transactions for research services by the Fund were as follows:

              DOLLAR AMOUNT OF                      COMMISSIONS PAID ON
              TRANSACTIONS FOR                        TRANSACTIONS FOR
             RESEARCH SERVICES                       RESEARCH SERVICES
    --------------------------------------------------------------------------
                    None                                    None

-------------------
PART I - APPENDIX E
-------------------

    SHARE OWNERSHIP


    OWNERSHIP BY TRUSTEES AND OFFICERS
    As of July 31, 2004, the Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares, not including 4,111.74 Class A shares of the MFS Emerging Opportunities Fund (which represent approximately 6.54% of the outstanding Class A shares of the Fund).

      The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by the current Trustees, as of December 31, 2003. The following dollar ranges apply:


        N. None
        A. $1 - $10,000
        B. $10,001 - $50,000
        C. $50,001 - $100,000
        D. Over $100,000


                                                               AGGREGATE DOLLAR
                                                               RANGE OF EQUITY
                                                               SECURITIES IN ALL
                                 DOLLAR RANGE OF EQUITY       MFS FUNDS OVERSEEN
    NAME OF TRUSTEE                SECURITIES IN FUND             BY TRUSTEE
    ----------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert Manning(1)                       N                         D
    Robert C. Pozen(1)                      N(2)                      N(2)

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                  N                         D
    David H. Gunning(3)                     N(2)                      C(2)
    William R. Gutow                        N                         D
    J. Atwood Ives                          N                         D
    Amy B. Lane(3)                          N(2)                      N(2)
    Lawrence T. Perera                      N                         D
    William J. Poorvu                       N                         D
    J. Dale Sherratt                        N                         D
    Elaine R. Smith                         N                         D

    ----------------
    (1) Messrs. Manning and Pozen became Trustees of the Fund on February 24, 2004.
    (2) As of March 31, 2004.
    (3) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27,
        2004.

    25% OR GREATER OWNERSHIP
    As of July 31, 2004, the following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together), and are therefore presumed to control the Fund. All holdings are of record unless indicated otherwise.

                                             JURISDICTION OF
                                              ORGANIZATION          PERCENTAGE
    NAME AND ADDRESS OF INVESTOR              (IF A COMPANY)         OWNERSHIP
    --------------------------------------------------------------------------
    None

    5% OR GREATER OWNERSHIP OF SHARE CLASS

    As of July 31, 2004, the following table identifies those investors who own 5% or more of any class of the Fund's shares. All holdings are of record unless indicated otherwise.

    NAME AND ADDRESS OF INVESTOR OWNERSHIP             PERCENTAGE      CLASS
    .........................................................................

    Eric B. Fischman                                     28.28%       Class A
    Waban, MA 02468-1212

    Joseph J. Trainor & Catherine T. Trainor JTWROS      12.38%       Class A
    Beverly, MA 01915-1360

    Catherine A. Murray-Hession & Daniel F. Hession
      Jr. JT WROS                                        12.15%       Class A
    Sudbury, MA 01776-5302

    David E. Sette-Ducati & Amy L. Kennedy JTWROS         8.10%       Class A
    Sudbury, MA 01776-2824

    Ben Fischman                                          7.31%       Class A
    Wellesley, MA 02481-3414

    Ellen M. Moynihan                                     6.54%       Class A
    Quincy, MA 02169-7458

    TRS MFS Def. Contribution Plan                       21.82%       Class I
    c/o Mark Leary
    MFS Investment Management, Inc.
    500 Boylston Street, 19th Floor
    Boston, MA 02116-3740

STATEMENT OF ADDITIONAL INFORMATION
PART II


Part II of this SAI, updated through July 1, 2004, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


-----------------
TABLE OF CONTENTS
-----------------

                                                                          PAGE
I    Management of the Fund ...............................................    1
     Trustees/Officers ....................................................    1
     Investment Adviser ...................................................    1
     Administrator ........................................................    2
     Custodian ............................................................    2
     Shareholder Servicing Agent ..........................................    3
     Distributor ..........................................................    3
     Program Manager ......................................................    3
     Code of Ethics .......................................................    3
II   Principal Share Characteristics ......................................    3
     Class A, Class 529A and Class J Shares ...............................    3
     Class B, Class 529B, Class C, Class 529C, Class R1, Class R2
     and Class I Shares ...................................................    4
     Waiver of Sales Charges ..............................................    4
     Financial Adviser Commissions and Concessions ........................    4
     General ..............................................................    4
III  Distribution Plan ....................................................    5
     Features Common to Each Class of Shares ..............................    5
     Features Unique to Each Class of Shares ..............................    6
IV   Investment Techniques, Practices, Risks and Restrictions..............    7
V    Net Income and Distributions .........................................    7
     Money Market Funds ...................................................    7
     Other Funds ..........................................................    7
VI   Tax Considerations ...................................................    7
     Taxation of the Fund .................................................    8
     Taxation of Shareholders .............................................    8
     Special Rules for Municipal Fund Distributions .......................   10
     Special Considerations for 529 Share Classes .........................   11
VII  Portfolio Transactions and Brokerage Commissions .....................   12
VIII Determination of Net Asset Value .....................................   13
     Money Market Funds ...................................................   13
     Other Funds ..........................................................   13
IX   Shareholder Services .................................................   13
     Investment and Withdrawal Programs ...................................   13
     Exchange Privilege ...................................................   16
     Tax-Deferred Retirement Plans ........................................   17
     Qualified Tuition Programs ...........................................   18
     Information Available to Shareholders ................................   18
X    Description of Shares, Voting Rights and Liabilities .................   18
     Appendix A -- Waivers of Sales Charges ...............................  A-1
     Appendix B -- Financial Adviser Commissions and Concessions ..........  B-1
     Appendix C -- Investment Techniques, Practices and Risks .............  C-1
     Appendix D -- Description of Bond Ratings ............................  D-1
     Appendix E -- Trustees and Officers -- Identification and Background .  E-1
     Appendix F -- Investment Restrictions ................................  F-1
     Appendix G -- Proxy Voting Policies and Procedures ...................  G-1

I     MANAGEMENT OF THE FUND

      TRUSTEES/OFFICERS
      BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.


      TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred retirement benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


        Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

      INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

      INVESTMENT ADVISER
      The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (an insurance company).


      INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.


        The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

        The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

        The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

        The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.


        The Adviser is free to render investment and/or other services to others. Whenever the Fund and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause the Fund to pay a financial adviser a higher commission than another financial adviser might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the financial adviser. For more information about the Fund's investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.


      ADMINISTRATOR

      MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets. Until March 31, 2004, each Fund paid MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                      0.0175%
        Next $2.5 billion                     0.0130%
        Next $2.5 billion                     0.0005%
        In excess of $7 billion               0.0000%

        Effective April 1, 2004, each Fund pays MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                      0.01120%
        Next $2.5 billion                     0.00832%
        Next $2.5 billion                     0.00032%
        In excess of $7 billion               0.00000%

        In addition, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.


      CUSTODIAN

      State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

      SHAREHOLDER SERVICING AGENT
      MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designed to achieve a target pre-tax annual profit margin of 10% (with a minimum and maximum pre-tax annual profit margin of 8% and 12%, respectively). Taking into account this goal, each Fund pays MFSC a fee based on its average daily net assets equal to:
      0.11% for the period from January 1, 2004 through March 31, 2004; 0.10% for the period from April 1, 2004 through June 30, 2004; and 0.0861% for the period from July 1, 2004 through December 31, 2004. Thereafter, the fee will be established upon agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

        In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide recordkeeping, reporting, processing, and other shareholder services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party.

        MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

      DISTRIBUTOR

      MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

      PROGRAM MANAGER
      MFD serves as program manager for a qualified tuition program under
      Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs.

      CODE OF ETHICS

      The Fund and its Adviser and Distributor have each adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the Securities and Exchange Commission (the "SEC"). The code can be reviewed and copied at the:

           Public Reference Room
           Securities and Exchange Commission
           Washington, D.C. 20549-0102

      Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The code also is available on the EDGAR Database on the Commission's internet website at http:// www.sec.gov, and copies of the code may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II    PRINCIPAL SHARE CHARACTERISTICS


      Set forth below is a description of Class A, 529A, B, 529B, C, 529C, R1, R2, I and J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.


        The term "financial adviser" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.


      CLASS A, CLASS 529A AND CLASS J SHARES

      MFD acts as a distributor in selling Class A, 529A and J shares of the Fund to financial advisers. The public offering price of Class A, 529A and J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, 529A and J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

        In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:


      o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

          > the plan had established an account with MFSC; and

          > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

              + The employer had at least 25 employees; or

              + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;


          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

          > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investments in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

          > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

          > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
            PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if


          > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

          > The plan records are maintained on a pooled basis by MFSC; and

          > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


      CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R1, CLASS R2, AND CLASS I SHARES

      MFD acts as distributor in selling Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

      WAIVER OF SALES CHARGES

      In certain circumstances, the initial sales charge imposed upon purchases of Class A and 529A shares and the CDSC imposed upon redemptions of Class A, B, C, 529B and 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.

      FINANCIAL ADVISER COMMISSIONS AND CONCESSIONS
      MFD pays commissions and provides concessions to financial advisers that sell Fund shares. These financial adviser commissions and concessions are described in Appendix B of this Part II.


      GENERAL

      Neither MFD nor financial advisers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial advisers. MFD may benefit from its temporary holding of funds paid to it by financial advisers for the purchase of Fund shares.


III   DISTRIBUTION PLAN


      RULE 12B-1 PLAN
      The Trustees have adopted a Distribution Plan for Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R1, Class R2, and Class J shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.


        The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.

        In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

      FEATURES COMMON TO EACH CLASS OF SHARES
      There are features of the Distribution Plan that are common to each Class of shares, as described below.


      SERVICE FEES -- The Distribution Plan provides that the Fund may pay
      MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate financial advisers which enter into an agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the financial adviser with respect to shares of the Designated Class owned by investors for whom such financial adviser is the financial adviser or holder of record or for whom the financial adviser provides such services. MFD may from time to time reduce the amount of the service fees paid to financial advisers. Financial advisers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no financial adviser of record, for which payment of the service fee to financial advisers has been reduced, or for which qualification standards have not been met.

      DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to financial advisers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.


      OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

        The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

      FEATURES UNIQUE TO EACH CLASS OF SHARES
      There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.


      CLASS A AND CLASS 529A SHARES -- Class A and 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial adviser making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial adviser also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial advisers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution- related expenses or other distribution-related expenses.

      CLASS B AND CLASS 529B SHARES -- Class B and 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial advisers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial advisers become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

        Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial advisers upon purchase of Class B and 529B shares).

      CLASS C AND CLASS 529C SHARES -- Class C and 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial advisers of up to 1.00% of the purchase price of Class C or 529C shares purchased through financial advisers at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial advisers, MFD will retain the 1.00% per annum Class C or 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial advisers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

        This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial advisers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial advisers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or 529C shares, respectively.

      CLASS R1 AND CLASS R2 SHARES -- Class R1 and R2 shares are offered at net asset value without an initial sales charge or CDSC. Class R1 and R2 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay an up front commission from the Class R1 and R2 distribution fee and may pay the ongoing service fee to the financial adviser making the sale or providing certain services to the retirement plan.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R1 and R2 shares, respectively. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.50% per annum of the average daily net assets of the Fund attributable to Class R1 and R2 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

      CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial adviser making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial adviser also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.


IV    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V     NET INCOME AND DISTRIBUTIONS

      MONEY MARKET FUNDS
      The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

        For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

        Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

        It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

      OTHER FUNDS
      Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI    TAX CONSIDERATIONS

      The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

      TAXATION OF THE FUND
      FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its investment company taxable income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

      MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

      TAXATION OF SHAREHOLDERS

      TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Certain distributions of ordinary dividends to a non-corporate shareholder of the Fund may qualify as "qualified dividend income," provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections (described below). Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the Fund. If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, consists of "qualified dividend income," the Fund may designate, and the Fund's non-corporate shareholders may then treat, all of those distributions as "qualified dividend income" if the shareholders satisfy certain holding period requirements and refrain from making certain elections. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. Stock is considered readily tradable on an established U.S. securities market if that stock, or an American Depository Receipt (an ADR) with respect to that stock, is listed on certain securities exchanges or on the Nasdaq Stock Market. "Passive foreign investment companies," "foreign personal holding companies" and "foreign investment companies" will not be treated as "qualified foreign corporations" for these purposes.

        In order for some portion of the dividends received by a shareholder of the Fund to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.


        Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.


        Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.


        Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

      DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

      DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

      U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

      BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

      FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

      STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.


      CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
      Section 514(b). If a charitable remainder trust (as defined in Code
      Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.


      OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. These special rules may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

      FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

        If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

      SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
      The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

      TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.


      TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.


      CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED
      TAX- EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

      CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

      CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

      STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
      The following special considerations apply specifically to the ownership of a Fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.

        The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

        Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

      TAX SHELTER REPORTING -- Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII   PORTFOLIO TRANSACTIONS AND

      BROKERAGE COMMISSIONS
      Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.


        In connection with the selection of brokers or dealers, and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

        In the case of securities traded in the over-the-counter market, the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution may be available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are in effect recaptured by the MFS Funds.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms or either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.


        Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage and research services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing such brokerage and research services.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).


        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund and the Adviser's other clients.

        The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid, by an amount which cannot be currently determined. The Research received is useful and of value to the Adviser in serving both the Fund and other clients of the Adviser. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


        In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


        Certain Funds have entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of State Street Bank and Trust Company, one of the Fund's Custodians, under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Funds, including the Funds' custodian fees. In addition, the Funds' have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent.

        In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


VIII  DETERMINATION OF NET ASSET VALUE


      The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. The MFS Government Money Market Fund also determines its net asset value as of 8:30 a.m. Eastern time on each day the Exchange is open for business.


      MONEY MARKET FUNDS

      Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees of such Fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments that the Adviser under the supervision of the Fund's Board of Trustees determines present minimal credit risks, and that are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Fund's Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees that oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist that may result in a material dilution or other unfair result to investors or existing shareholders, it may take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.


      OTHER FUNDS

      The following valuation techniques apply to each MFS Fund that is not a money market fund.

        Equity securities held by a Fund are valued at their market value when market quotations are readily available. Debt securities held by a Fund are valued based on information furnished by an independent pricing service or readily available market quotations. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.


IX    SHAREHOLDER SERVICES

      INVESTMENT AND WITHDRAWAL PROGRAMS

      The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial adviser or if your investment in the Fund is made through a retirement plan or 529 tuition program.

      LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The gross amount of the shareholder's investment (which includes the amount of the sales charge paid) will apply towards the Letter of Intent commitment. Shareholders may combine certain accounts of a spouse (or legal equivalent under state law) and their children under the age of 21 for purposes of meeting this commitment amount. Accounts eligible for linking under the Letter of Intent include individual accounts, joint accounts, bona fide trusts where the shareholder, spouse or child under 21 is grantor, MFS 529 College Savings Plan accounts, single-participant retirement plan accounts and accounts held in the name of a financial adviser (excluding accounts held in omnibus arrangements); provided, however, that your financial adviser must inform MFSC when to combine eligible accounts held in its name with accounts held with MFSC in your name directly. The shareholder or his or her financial adviser must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months (or 36 months in the case of purchases of Class A shares of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, the shareholder will pay the increased amount of the sales charge as described in the Prospectus. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the financial adviser stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


        Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

        If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


      RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A or 529A shares when the shareholder's new investment, together with the current offering price value of all holdings of Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares of that shareholder, including the shareholder's spouse (or legal equivalent under state law) and children under 21, in the MFS Funds or MFS Fixed Fund reaches a discount level; provided, however, that non-omnibus accounts held in the name of a financial adviser may not be aggregated with individual shareholder accounts for purposes of the Right of Accumulation discount unless the financial adviser informs MFSC when to combine certain eligible accounts. See "Description of Share Classes" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide his or her financial adviser or MFSC (or the shareholder's financial adviser must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made, which may include account statements of accounts held at other financial advisers.


      SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this provilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


      DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


      SYSTEMATIC WITHDRAWAL PLAN -- Except with respect to the 529 share classes, a shareholder may direct MFSC to send the shareholder (or anyone the shareholder designates) regular periodic payments based upon the value of the shareholder's account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


      INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of the shareholder's financial adviser must be included with each investment.

      GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or 529A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the financial adviser to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial adviser, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


      AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


        Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial adviser or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.


        A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

      REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge). For shareholders who exercise this privilege after redeeming Class A, Class C or Class 529C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new Class A, Class C or Class 529C shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares redeemed.

        Shareholders who redeem Class B or Class 529B shares and then exercise their 90-day reinstatement privilege may reinvest their redemption proceeds in Class A or Class 529A shares, in which case the Class A or Class 529A shares purchased will not be subject to a front-end sales charge or a CDSC, but if you paid a CDSC when you redeemed your Class B or Class 529B shares, your account will not be credited with the CDSC you paid.

        In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

      EXCHANGE PRIVILEGE
      Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.


      EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares. For exchanges into and from the MFS Government Money Market Fund, the net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m.) will be used (as opposed to the net asset value determined as of 8:30 a.m.).


      EXCHANGES INVOLVING AN MFS MONEY MARKET FUND -- Class A, I, 529A, R1 and R2 shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

      EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, C, R1 and R2 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, C, R1 and R2 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privilege). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, 529B or 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under
      Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.


      GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial adviser or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of participants in MFS Serviced Plans) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses). Financial advisers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile or electronic means subject to the requirements set forth above.

        Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial advisers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.


        Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

      TAX-DEFERRED RETIREMENT PLANS

      Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through financial advisers, plans and/or custody agreements, the following:


        o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

        o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

        o Simplified Employee Pension (SEP-IRA) Plans;

        o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

        o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

        o Certain other qualified pension and profit-sharing plans.


        The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.


        An investor should consult with his or her tax adviser before establishing any of the tax-deferred retirement plans described above.

        For those Funds that do not offer Class R1 and R2 shares, Class C shares are not generally available (subject to policies adopted by MFD from time to time) for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). See the Fund's prospectus for details.


        MFS and its affiliates provide recordkeeping services to MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer the following share classes to MFS Serviced Plans based upon the following investment thresholds:

      PLAN INVESTMENTS                              AVAILABLE SHARE CLASS
      ----------------                              ---------------------

      Between $0 and $1 million                     Class C shares
      Between $1 million and $10 million            Class R1, R2 shares
      Over $10 million                              Class A shares

        Plan assets are determined at the time of purchase, either alone or in aggregate with other plans maintained with the MFS Funds by the same plan sponsor, and must be at the time of investment, or within a reasonable period of time, as determined by MFD in its sole discretion, within the applicable asset thresholds described above. MFS may waive or change these criteria from time to time at its discretion.

        Purchases of Class R1 shares by retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement (these other plans being referred to as "Investment Only Plans") are generally subject to a minimum investment amount of $1 million. Class R2 shares are not available for sale to Investment Only Plans.

      QUALIFIED TUITION PROGRAMS

      Class 529A, 529B and 529C shares are only offered in conjunction with qualified tuition programs established in accordance with Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, 529B or 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.

      INFORMATION AVAILABLE TO SHAREHOLDERS
      The Fund will make available to shareholders, upon reasonable request, information on its portfolio holdings and capital gain and loss positions in accordance with its operating policies concerning the release of such information, which may be changed at any time at the discretion of the Fund without notice to shareholders.

X     DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

        Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

        Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

        The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

        The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

        Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

        The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

        The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

        The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
1.   WAIVERS  FOR  PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE
     FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES
     ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------

     A. 401(a) PLANS AND ESP PLANS**

-----------------------------------------------------------------------------------------------------------------------------------
     o To the extent that redemption proceeds are used to pay expenses (or certain                         x         x         x
       participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees).

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares purchased or redeemed representing transfers from, or transfers to, plan           x         x         x         x
       investments other than the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired pursuant to repayments by retirement plan participants of loans from      x         x         x         x
       401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------

     o By a retirement plan which established an account with MFSC between July 1, 1996 and                          x
       December 31, 1998.

-----------------------------------------------------------------------------------------------------------------------------------
     o By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper                         x
       Plus product and which established its account with MFSC on or after January 1, 1999
       (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998 and before December 31, 2002). A plan with a pre- existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers from a single account maintained for a 401(a) Plan to multiple accounts                   x         x         x
       maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
     B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     o All MFS Serviced Plans.                                                                                                 x
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers due to the eligibility of an MFS Serviced Plan to move its investment into a    x         x         x         x
       new share class because its Plan asset size has met certain eligibility criteria established from time to time by MFD.
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfer to rollover IRA from an MFS Serviced Plan.                                       x                             x
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes  corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

-----------------------------------------------------------------------------------------------------------------------------------
     o Reinvestment of Redemption Proceeds from Class B Shares                                   x         x

         > Shares acquired by a retirement plan whose account application was received by
           MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the
           MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

         > Shares acquired by a retirement plan whose account application was received by
           MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.

-----------------------------------------------------------------------------------------------------------------------------------
2.   WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
     A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     o Where the retirement plan and/or sponsoring organization demonstrates to the              x         x
       satisfaction of, and certifies to, MFSC that the retirement plan (or multiple plans maintained by the same plan sponsor) has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more (applies only when the certification was received by MFSC on or prior to March
       30, 2001) or $1,000,000 or more (applies only when the certification is received by
       MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS
       Funds and aggregate assets of at least $10 million; provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or
       (b) with respect to plans which establish an account with MFSC prior to November 1,
       1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.
-----------------------------------------------------------------------------------------------------------------------------------
3.   WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     o Death, disability or retirement of 401(a) or ESP Plan participant, or death or                      x         x         x
       disability of IRA owner, SRO Plan Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
     o Eligible participant distributions, such as distributions due to death, disability,                 x         x         x
       financial hardship, retirement and termination of employment from nonqualified deferred compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
     o Loan from 401(a) or ESP Plan.                                                                       x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as                  x         x         x
       amended from time to time) for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------

     o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a                  x         x         x
       termination of the Plan).

-----------------------------------------------------------------------------------------------------------------------------------
     o Tax-free return of excess 401(a) Plan, ESP Plan or IRA contributions.                               x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of              x         x         x
       the MFS Funds for more than 10 years from the later to occur of (i) January 1, 1993 or
       (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the
       MFS Funds. The sales charges will be waived in the case of a redemption of all of the
       401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or
       ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the
       MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS
       Funds, in which case the sales charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------

     o Distributions made on or after the IRA owner, ESP participant, SRO Plan participant or              x
       401(a) Plan participant has attained the age of 591/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
     o Certain involuntary redemptions and redemptions in connection with certain automatic                x         x         x
       withdrawals from a 401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
     o Distributions made on or after the IRA owner or the 401(a), ESP, SRO or SAR-SEP Plan                x         x         x
       participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

-----------------------------------------------------------------------------------------------------------------------------------
     B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers to an IRA rollover account where any sales charges with respect to the                    x         x         x
       shares being reregistered would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
     C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

     o Shares acquired by retirement plans or trust accounts whose third party administrators    x         x
       or financial advisers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

-----------------------------------------------------------------------------------------------------------------------------------
     D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by an IRA owner if: (i) the purchase represents the timely rollover of    x         x
       distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
-----------------------------------------------------------------------------------------------------------------------------------
4.   WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
     A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired on behalf of a group, association or employer sponsored plan, pursuant    x         x         x         x
       to guidelines created by MFD from time to time.
-----------------------------------------------------------------------------------------------------------------------------------
     B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, B AND C SHARES
-----------------------------------------------------------------------------------------------------------------------------------
     o The initial sales charge imposed on purchases of Class 529 shares, and the CDSC           x         x         x         x
       imposed on certain redemptions of Class A, B and C shares, are waived where Class
       529A, 529B and 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, B and C shares, respectively, of the same Fund; provided however, that any applicable CDSC liability on the Class B or C shares redeemed will carry over to the Class 529B or 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or 529C shares will be measured from the date of original purchase of the Class B or C shares redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
     C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by 529 tuition programs whose sponsors or administrators have entered     x         x
       into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
     D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed where the redemption proceeds are used to pay for qualified higher                  x         x         x
       education expenses, which may include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.
-----------------------------------------------------------------------------------------------------------------------------------
     E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed where the account beneficiary has received a scholarship, up to the                 x         x         x
       amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
     F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on account of the death of the 529 plan account beneficiary if the                            x         x
       shares were held solely for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
5.   OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired through dividend or capital gain reinvestment.                            x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by automatic reinvestment of distributions of dividends and capital       x         x         x         x
       gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------

     B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by officers, eligible directors, employees (including retired             x         x         x         x
       employees) and agents of MFS, Sun Life or any of their subsidiary companies.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by trustees and retired trustees of any investment company for which      x         x         x         x
       MFD serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by employees, directors, partners, officers and trustees of any           x         x         x         x
       sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------

     o Shares acquired by employees or registered representatives of financial advisers.         x         x         x         x

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by certain family members of any such individual identified above and     x         x         x         x
       their spouses or domestic partners, and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.       x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's                 x         x         x
       account.
-----------------------------------------------------------------------------------------------------------------------------------
     D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by certain bank trust departments or law firms acting as trustee or       x         x
       manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
     E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
     o The initial sales charge imposed on purchases of Class A shares and the contingent        x         x
       deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS
       Funds.
-----------------------------------------------------------------------------------------------------------------------------------
     F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
     o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per                         x         x
       year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.
-----------------------------------------------------------------------------------------------------------------------------------
     G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on the account of the death of the account owner (e.g., shares                                x         x
       redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
     H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on account of the disability of the account owner if shares are held                          x         x
       either solely or jointly in the disabled individual's name in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
     I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by investments through certain dealers (including registered              x         x
       investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket"
       account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
     J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by insurance company separate accounts.                                   x         x
-----------------------------------------------------------------------------------------------------------------------------------
     K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed from TA Plans or bank trust client accounts where MFS has not paid an                                   x
       up front commission with respect to the sale of the shares, provided that the TA Plan or bank trust arrangement meets certain conditions established from time to time by
       MFS.

* Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

--------------------
PART II - APPENDIX B
--------------------


    FINANCIAL ADVISER COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial advisers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial advisers. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.


    CLASS A, 529A AND J SHARES

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, 529A and J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial advisers, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the financial adviser reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial advisers an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial advisers on new investments made through such financial advisers as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ----------------------------------------------------------

    1.00%                    On the first $2,000,000, plus
    0.80%                    Over  $2,000,000  to  $3,000,000, plus
    0.50%                    Over  $3,000,000  to $50,000,000, plus
    0.25%                    Over $50,000,000


      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial advisers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.


      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial advisers on new investments made through such financial advisers as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS      CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------


    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000


      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial advisers with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial advisers which are designed to maximize the commissions paid by MFD to financial advisers.


    CLASS B AND 529B SHARES

    For purchases of Class B and 529B shares, MFD will pay commissions to financial advisers of 3.75% of the purchase price of Class B and 529B shares purchased through financial advisers. MFD will also advance to financial advisers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial adviser upon the sale of Class B and 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial advisers equal to 3.00% of the amount purchased through such financial advisers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.


      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial advisers, but instead pays an amount to financial advisers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C AND 529C SHARES

    Except as noted below, for purchases of Class C and 529C shares, MFD will pay financial advisers 1.00% of the purchase price of Class C and 529C shares purchased through financial advisers, in which case the financial advisers will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.

      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial adviser, but instead pays an amount to the financial adviser up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.

      For purchases of Class C shares by an Alliance Plan (see definition below under Class R1 and R2 shares), MFD will pay commissions to the financial adviser under either option discussed above at the financial adviser's discretion.


    CLASS R1 AND R2 SHARES

    For purchases of Class R1 and R2 shares, the following commission/payment options are available for financial advisers:


    CLASS R1                     OPTION A      OPTION B      OPTION C
    --------                     --------      --------      --------
    o MFS Serviced Plans            x             x            N/A
    o Alliance Plans               N/A            x             x
    o Investment Only Plans        N/A            x            N/A

    CLASS R2*
    ---------
    o MFS Serviced Plans           N/A            x            N/A
    o Alliance Plans               N/A            x            N/A

    ----------
    * Not available to Investment Only Plans


    OPTION A
    --------

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS        CUMULATIVE PURCHASE AMOUNT
    ---------------------------------------------------------------------


    1.00%                        On the first $1,000,000 to $4,000,000,
                                 plus
    0.50%                        Over $4,000,000 to $25,000,000, plus
    0.25%                        Over $25,000,000


      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial advisers under this option with respect to a shareholder's new investment in class R1 shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial advisers which are designed to maximize the commissions paid by MFD to financial advisers.


    OPTION B
    --------

      Payments made by the Fund under its Rule 12b-1 plan for Class R1 or R2 shares equaling up to 0.50% per annum of the average daily net assets of the Fund attributable to the account, payable at the rate of up to 0.125% at the end of each quarter, in arrears.

    OPTION C
    --------


      Payment of 0.60% of the purchase price of Class R1 shares, in which case the financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.


    GENERAL
    -------

      MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service.

      Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

      Investment Only Plans are defined as retirement plans which are not MFS Serviced Plans or Alliance Plans.


    ADDITIONAL FINANCIAL ADVISER COMMISSIONS/
    CONCESSIONS
    Financial advisers may receive different compensation with respect to sales of Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C and Class J shares. In addition, from time to time, MFD may pay financial advisers 100% of the applicable sales charge on sales of Class A, Class 529A and Class J shares of certain specified Funds sold by such financial adviser during a specified sales period. MFD also may make additional payments to financial advisers out of its own assets under the categories described below. These categories are not mutually exclusive, and a single financial adviser may receive payments under all four categories.

    MARKETING SUPPORT PAYMENTS
    MFD may make payments to key financial advisers that are holders or financial advisers of record for accounts in one or more of the Funds. A financial adviser's marketing support services may include business planning assistance, educating financial adviser personnel about the MFS funds and shareholder financial planning needs, placement on the financial adviser's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the financial adviser. MFD compensates financial advisers differently depending upon, among other factors, the level and/or type of marketing support provided by the financial adviser. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs). As of June 17, 2004, the financial advisers to which MFD anticipates making payments under this category are Merrill Lynch, Pierce, Fenner and Smith, Inc., Citigroup Global Markets Holdings, Inc., UBS Financial Services, Inc., A.G. Edwards & Co., American Express Financial Advisors, Wachovia Securities, ING Network, Cuna Brokerage Services, H.D. Vest, Commonwealth Financial Network, RBC Dain Rauscher, Citicorp Investment Services and Securities America, Inc. (and such firm's respective affiliates). Any additions, modifications or deletions to the financial advisers identified in the previous sentence that have occured since that date are not reflected. Effective June 17, 2004, in the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS's retail mutual funds, and 0.05% of the total assets attributable to that financial adviser, on an annual basis. In addition, marketing support payments are made under an existing agreement with Linsco/Private Ledger Corp. ("LPL"). Marketing support payments under this agreement are not subject to the above limitations, but will not exceed 0.15% of the average total MFS Fund net assets attributable to brokerage accounts held with LPL, on an annual basis.

    PROGRAM SERVICING PAYMENTS
    MFD also may make payments to certain financial advisers that sell MFS
    Fund shares through programs such as retirement plans or qualified tuition programs. A financial adviser may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement program services may include services rendered to a plan in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Qualified tuition program services may include services related to administration of the program (such as plan level compliance, audit, account reconciliation, etc.), or participant recordkeeping, reporting and processing. Payments generally will not exceed 0.25% of the total assets in the program, on an annual basis.

    PROCESSING SUPPORT PAYMENTS
    MFD also may make payments to certain financial advisers that sell MFS
    Fund shares to help offset their costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial adviser, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial adviser's mutual fund trading system.

    OTHER CASH PAYMENTS
    From time to time, MFD, at its expense, may provide additional compensation to financial advisers which sell or arrange for the sale of shares of the Fund. Such compensation provided by MFD may include financial assistance to financial advisers that enable MFD to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial adviser- sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD guidelines and applicable law. These payments may vary depending upon the nature of the event.

      You can ask your financial adviser for information about any payments it receives from MFD and any services provided.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.


      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association
    (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.


      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.


      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.


      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

      These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

      The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are not supported by the full faith and credit of the U.S. Government but are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.


      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar- denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this
    Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
    (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS

    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.


      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
    Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

--------------------
PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.


    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

--------------------
PART II - APPENDIX E
--------------------

                                                         MFS FUNDS BOARD

                                      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND


The Trustees and Officers of the Trust are listed below, together with their principal occupations during the past five years.
(Their titles may have varied during that period.) Their business address is 500 Boylston Street, Boston, MA 02116.



--------------------------------------------------------------------------------------------------------------------------------
                           POSITION(s) HELD    TRUSTEE/OFFICER                PRINCIPAL OCCUPATIONS & OTHER
NAME, DATE OF BIRTH           WITH FUND             SINCE+              DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)        Trustee and President   February 2004        Massachusetts Financial Services Company, Chief Executive
(born 10/20/63)                                                          Officer, President, Chief Investment Officer and Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Robert C. Pozen(3)          Trustee                 February 2004        Massachusetts Company, Chairman Financial Services (since
(born 08/08/46)                                                          February 2004); Harvard Law School (education), John Olin
                                                                         Visiting Professor (since July 2002); Secretary of
                                                                         Economic Affairs, The Commonwealth of Massachusetts
                                                                         (January 2002 to December 2002); Fidelity Investments,
                                                                         Vice Chairman (June 2000 to December 2001); Fidelity
                                                                         Management & Research Company (investment adviser),
                                                                         President (March 1997 to July 2001); The Bank of New York
                                                                         (financial services), Director; Bell Canada Enterprises
                                                                         (telecommunications), Director; Telesat (satellite
                                                                         communications), Director

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------

J. Atwood Ives              Trustee and Chair of    February 1992        Private investor; KeySpan Corporation (energy related
(born 05/01/36)             Trustees                                     services), Director; Eastern Enterprises (diversified
                                                                         services company), Chairman, Trustee and Chief Executive
                                                                         Officer (until November 2000)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Cohn, M.D.      Trustee                 August 1993          Brigham and Women's Hospital, Chief of Cardiac Surgery;
(born 03/11/37)                                                          Harvard Medical School, Professor of Surgery

-----------------------------------------------------------------------------------------------------------------------------------
David H. Gunning            Trustee                 January 2004         Cleveland-Cliffs Inc. (mining products and service
(born 05/30/42)                                                          provider), Vice Chairman/ Director (since April 2001);
                                                                         Encinitos Ventures (private investment company), Principal
                                                                         (1997 to April 2001); Lincoln Electric Holdings, Inc.
                                                                         (welding equipment manufacturer), Director; Southwest Gas
                                                                         Corporation (natural gas distribution company), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
William R. Gutow            Trustee                 December 1993        Private investor and real estate consultant; Capitol
(born 09/27/41)                                                          Entertainment Management Company (video franchise), Vice
                                                                         Chairman

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Amy B. Lane                 Trustee                 January 2004         Retired; Merrill Lynch & Co., Inc., Managing Director,
(born 02/08/53)                                                          Investment Banking Group (1997 to February 2001); Borders
                                                                         Group, Inc. (book and music retailer), Director; Federal
                                                                         Realty Investment Trust (real estate investment trust),
                                                                         Trustee
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera          Trustee                 July 1981            Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
William J. Poorvu           Trustee                 August 1982          Private investor; Harvard University Graduate School of
(born 04/10/35)                                                          Business Administration, Class of 1961 Adjunct Professor
                                                                         in Entrepreneurship Emeritus; CBL & Associates Properties,
                                                                         Inc. (real estate investment trust), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt            Trustee                 August 1993          Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                          specialists), President; Wellfleet Investments (investor
                                                                         in health care companies), Managing General Partner (since
                                                                         1993); Cambridge Nutraceuticals (professional nutritional
                                                                         products), Chief Executive Officer (until May 2001)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Elaine R. Smith             Trustee                 February 1992        Independent health care industry consultant
(born 04/25/46)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Ward Smith                  Trustee                 October 1992         Private investor
(born 09/13/30)

-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)        President and Trustee   February 2004        Massachusetts Financial Services Company, Chief Executive
(born 10/20/63)                                                          Officer, President, Chief Investment Officer and Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James R. Bordewick, Jr.(3)  Assistant Secretary and September 1990       Massachusetts Financial Services Company, Senior Vice
(born 03/06/59)             Assistant Clerk                              President and Associate General Counsel
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto(3)     Assistant Treasurer     May 2003             Massachusetts Financial Services Company, Vice President
(born 10/01/53)                                                          (since April 2003); Brown Brothers Harriman& Co., Senior
                                                                         Vice President (November 2002 to April 2003); ING Groep
                                                                         N.V./Aeltus Investment Management, Senior Vice President
                                                                         (prior to November 2002)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty(3)       Assistant Treasurer     August 2000          Massachusetts Financial Services Company, Vice President
(born 09/18/63)                                                          (since August 2000); UAM Fund Services, Senior Vice
                                                                         President (prior to August 2000)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Richard M. Hisey(3)         Treasurer               August 2002          Massachusetts Financial Services Company, Senior Vice
(born 08/29/58)                                                          President (since July 2002); The Bank of New York, Senior
                                                                         Vice President (September 2000 to July 2002); Lexington
                                                                         Global Asset Managers, Inc., Executive Vice President and
                                                                         Chief Financial Officer (prior to September 2000);
                                                                         Lexington Funds, Chief Financial Officer (prior to
                                                                         September 2000)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)           Assistant Treasurer     April 1997           Massachusetts Financial Services Company, Vice President
(born 11/13/57)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Frank L. Tarantino          Independent Chief       June 2004            CRA Business Strategies Group (consulting services),
(born 03/07/44)             Compliance Officer                           Executive Vice President (April 2003 to June 2004); David
                                                                         L. Babson & Co. (investment adviser), Managing Director,
                                                                         Chief Administrative Officer and Director (February 1997
                                                                         to March 2003)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James O. Yost(3)            Assistant Treasurer     September 1990       Massachusetts Financial Services Company, Senior Vice
(born 06/12/60)                                                          President
-----------------------------------------------------------------------------------------------------------------------------------

(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.


The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every 5 years thereafter to elect Trustees. Each
Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.


--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

        (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

        (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS HIGH INCOME FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS GOVERNMENT MORTGAGE FUND:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation; and

        (2) invest in any security other than (i) Government securities and related options, futures, options on futures and repurchase agreements, and (ii) securities of other investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, all of whose assets will be invested in Government securities and related options, futures, options on futures and repurchase agreements.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

--------------------
PART II - APPENDIX G
--------------------

    PROXY VOTING POLICIES AND PROCEDURES SEPTEMBER 17, 2003 Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the MFS Family of Funds (the "MFS Funds").

    These policies and procedures include:

            A. Voting Guidelines;
            B. Administrative Procedures;
            C. Monitoring System;
            D. Records Retention; and
            E. Reports.


    These proxy voting policies and procedures do not apply to MFS Union Standard Equity Fund ("UNE"). The proxy voting policies and procedures that apply to UNE are set forth on page G-6.

    A. VOTING GUIDELINES


    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

    MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that -- guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

    As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long- term economic interests of MFS' clients.

    From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

    These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    NON-SALARY COMPENSATION PROGRAMS

    Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

    Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

    MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to "buy" stock.

    MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

    MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation. When put to a vote, MFS votes against very large golden parachutes.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    DILUTION

    There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF

    While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

    INDEPENDENT AUDITORS

    Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- within the circumstances of the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS - SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

    The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments:
    (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

    Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

      a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

      b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

      c. Considers special proxy issues as they may arise from time to time.

    The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

    In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

      a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares,
        (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

      b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

      c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

      d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

    The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

    3. GATHERING PROXIES

    Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

    MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

    4. ANALYZING PROXIES

    After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

    ----------
    (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and
        (v) approval of share repurchase programs.

    (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

    Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

    As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

    As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

    5. VOTING PROXIES

    After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

    C. MONITORING SYSTEM

    It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

    When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

    D. RECORDS RETENTION

    MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

    E. REPORTS

    MFS FUNDS

    Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

    ALL MFS ADVISORY CLIENTS

    At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

    Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


                                 *    *    *    *

                     UNE PROXY VOTING POLICIES AND PROCEDURES

    UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/MFS.

                                   INTRODUCTION

    These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

    JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

    For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                                AUDITOR STANDARDS
                                     AUDITORS

    JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

    In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

    To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

    It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

    This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                                BOARD OF DIRECTORS
                              ELECTION OF DIRECTORS

    The Election of Directors usually occurs under two circumstances: uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

    As a general policy, the following factors should always be taken into consideration:

      o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

      o The company's performance relative to its peer group and the market indices against which the company is measured;

      o The independence of the Directors (as is more fully described in the Policies, below);

      o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

      o Company management's track record;

      o The attendance records of Directors, which should not fall below 75 percent;

      o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

      o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

      o The views of employee and shareholder groups with respect to particular circumstances at a company;

      o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

      o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                              INDEPENDENT DIRECTORS

    This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

    With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

    A director is considered NOT INDEPENDENT if he or she:

      o Is, or has been, employed by the company or an affiliate;

      o Is one of the company's paid advisors/ consultants;

      o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

      o Is, or is affiliated with a company that is, a significant customer or supplier;

      o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

      o Has a personal services contract with the company;

      o Is related to a Director or Officer of the company;

      o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

      o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

      o Is a member of the immediate family of any person described above.

             INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES

    This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                 AUDIT COMMITTEE

    For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

    The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                              COMPENSATION COMMITTEE

    The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                    NOMINATING/ CORPORATE GOVERNANCE COMMITTEE

    In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                 SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO

    One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

    Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                CLASSIFIED BOARDS

    Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti-takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

    We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                   TERM LIMITS

    This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                DIRECTOR LIABILITY

    According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

    The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

    The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

    The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

    Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome: "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

    The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

      o breach of duty of loyalty;

      o omissions not committed in good faith or acts committed intentionally or in violation of the law;

      o acts involving unlawful purchase or redemption of stock;

      o payment of unlawful dividends; or

      o receipt of improper personal benefits.

    In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                 INDEMNIFICATION

    Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

    This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

    Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                   COMPENSATION
                                STOCK OPTION PLANS

    In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

    In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

    Performance-Based Stock Options are defined as one of the following:

    PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

    PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

    INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

    PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

    This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                           EXECUTIVE COMPENSATION PLANS

    Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

    This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

    This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                 DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION

    Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                GOLDEN PARACHUTES

    Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

    However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

    As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                     OUTSIDE DIRECTOR COMPENSATION & BENEFITS

    This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

    JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                               CORPORATE GOVERNANCE
                        BROADER PARTICIPATION ON THE BOARD

    This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                        INCREASING AUTHORIZED COMMON STOCK

    Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                           BLANK-CHECK PREFERRED STOCK

    We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                 REINCORPORATION

    We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                     SHAREHOLDER RIGHTS PLANS (POISON PILLS)

    Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

    This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                            BOARD SIZE & COMPENSATION

    The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                        SUPERMAJORITY VOTING REQUIREMENTS

    When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                DUAL CLASS VOTING

    The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                CUMULATIVE VOTING

    Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

    Cumulative   voting   is  a  method  for  obtaining  minority  shareholder
    representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                   SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS

    In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                             APPROVING OTHER BUSINESS

    Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                            EQUAL ACCESS TO THE PROXY

    Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                              FAIR-PRICE PROVISIONS

    Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
2 Avenue de Lafayette, Boston, MA 02111-1738
Toll free: (800) 225-2606


MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street, Boston, MA 02116


                                                          MFS-REVPART2-SAI-6/04

                           MFS(R) RESEARCH BOND FUND


          SUPPLEMENT DATED SEPTEMBER 1, 2004 TO THE CURRENT PROSPECTUS

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated September 1, 2004. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.


You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.

1. RISK RETURN SUMMARY

   PERFORMANCE TABLE. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. PLEASE NOTE THAT YOU WILL FIND PERFORMANCE RETURNS, AFTER THE DEDUCTION OF CERTAIN TAXES, FOR CLASS A SHARES OF THE FUND, TOGETHER WITH RETURNS OF ONE OR MORE BROAD MEASURES OF MARKET PERFORMANCE, IN THE PERFORMANCE TABLE OF THE PROSPECTUS. The table is supplemented as follows:


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003):

      RETURNS BEFORE TAXES                     1 YEAR                  LIFE*
      --------------------                     ------                  -----
      Class I shares                            7.03%                  7.64%

* Life refers to the period from the fund's commencement of investment operations on January 4, 1999 through December 31, 2003.

The fund commenced investment operations on January 4, 1999, with the offering of class A shares and class I shares.


2. EXPENSE SUMMARY

   EXPENSE TABLE. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

                                                                        CLASS I
     Maximum Sales Charge (Load) Imposed on Purchases (as a
       percentage of offering price) ..................................   None
     Maximum Deferred Sales Charge (Load) (as a percentage of
       original purchase price or redemption proceeds, whichever
       is less) .......................................................   None

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


     Management Fees ..................................................   0.50%
     Distribution and Service (12b-1) Fees.............................    None
     Other Expenses(1).................................................   0.23%
                                                                          -----
     Total Annual Fund Operating Expenses(1)...........................   0.73%
       Fee Reductions(2)...............................................  (0.18)%
                                                                          -----
       Net Expenses(1).................................................   0.55%

-----------------
(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may have or enter into other expense reduction or recapture arrangements which would also have the effect of reducing the fund's expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expense of the fund. Had these reductions been taken into account, "Net Expenses" would be lower.
(2) MFS has contractually agreed to waive its right to receive 0.15% of the management fee annually and to bear the fund's expenses such that "Other Expenses" (as determined without giving effect to the expense reduction arrangements described above) do not exceed 0.20% annually. This contractual agreement will continue until at least September 1, 2005, unless earlier terminated or modified with the consent of the board of trustees which oversees the fund.


    EXAMPLE OF EXPENSES. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The "Example of Expenses" table is supplemented as follows:

                                  Year 1       Year 3       Year 5      Year 10
                                  ------       ------       ------      -------

        Class I Shares              $56          $215         $388         $890


3. DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:


    o certain retirement plans established for the benefit of employees and former employees of MFS and employees and former employees of MFS' affiliates; and


    o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds.

    o any retirement plan, endowment or foundation which:

      > has, at the time of purchase of class I shares, aggregate assets of at least $100 million; and

      > invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).


    o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds; and


    o certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.


In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above and may accept purchases that do not meet these dollar qualification requirements.


4. HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:


You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). Subject to the fund's Exchange Limitation Policies as described in the prospectus, you may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5. FINANCIAL HIGHLIGHTS

  The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

FINANCIAL HIGHLIGHTS - CLASS I SHARES

FOR YEARS ENDED 4/30

CLASS I                                              2004            2003           2002               2001              2000
                                                     ----            ----           ----               ----              ----
Net asset value - beginning of period               $10.62          $ 9.96         $ 9.79             $ 9.26            $ 9.78
                                                    ------          ------         ------             ------            ------
INCOME FROM INVESTMENT OPERATIONS#(S)(S)
    Net investment incomess.                        $ 0.42          $ 0.45         $ 0.45             $ 0.66            $ 0.65
    Net realized and unrealized gain (loss)
      on investments and foreign currency            (0.08)           0.80           0.35               0.55++           (0.53)
                                                    ------          ------         ------             ------            ------
Total from investment operations                    $ 0.34          $ 1.25         $ 0.80             $ 1.21            $ 0.12
                                                    ------          ------         ------             ------            ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
    From net investment income                      $(0.55)         $(0.58)        $(0.54)            $(0.65)           $(0.64)
    In excess of net investment income                 --              --           (0.05)             (0.03)            --
                                                    ------          ------         ------             ------            ------
    From net realized gain on investments
      and foreign currency transactions              (0.06)          (0.01)         (0.01)               --               --
    In excess of net realized gain on
      investments and foreign currency
      transactions                                     --              --           (0.03)             --                --
                                                    ------          ------         ------             ------            ------
Total distributions declared to shareholders        $(0.61)         $(0.59)        $(0.63)            $(0.68)           $(0.64)
                                                    ------          ------         ------             ------            ------
Net asset value - end of period                     $10.35          $10.62         $ 9.96             $ 9.79            $ 9.26
                                                    ------          ------         ------             ------            ------
Total return (%)                                      3.27           12.86           8.36              13.47              1.41
RATIOS (%) TO AVERAGE NET ASSETS
  AND SUPPLEMENTAL DATA(S)
Expenses##                                            0.55            0.55           0.55               0.04              0.03
Net investment income(S)(S)                           3.93            4.52           5.48               6.92              6.92
Portfolio turnover                                     170             141            166                272               209
Net assets at end of period (000 Omitted)         $249,314        $259,920         $3,900                 $0+               $0+


(S) Effective December 29, 2000, the investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.20% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fees for the periods indicated. Prior to December
    29, 2000 and effective February 1, 1999, the investment adviser had voluntary agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management fees. Prior to February 1, 1999 the fund paid the investment adviser a fee not greater than 1.10% of average daily net assets. In addition, the investment adviser voluntarily waived its fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:


    Net investment income (loss)                    $ 0.40          $ 0.42        $  0.41            $  0.21           $  0.27
    RATIOS (%) (TO AVERAGE NET ASSETS)
      Expenses##                                      0.73            0.81           1.02               4.77              4.08
      Net investment income (loss)                    3.75            4.26           5.01               2.19              2.87

     + Class I net assets were less than $500
    ++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
     # Per share data is based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and to decrease the ratio of net investment income to average net assets by 0.45%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.


               THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 1, 2004.

Class A Shares             Class 529A Shares
Class B Shares             Class 529B Shares
Class C Shares             Class 529C Shares
Class R1 Shares
Class R2 Shares
-----------------------------------------------------------------------------
MFS(R) RESEARCH BOND FUND                                   PROSPECTUS 9/1/04


This Prospectus describes the MFS Research Bond Fund. The fund's investment objective is total return (high current income and long-term growth of capital).

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK RETURN SUMMARY                                                         1
--------------------------------------------------------------------------------
EXPENSE SUMMARY                                                            10
--------------------------------------------------------------------------------
CERTAIN INVESTMENT STRATEGIES AND RISKS                                    13
--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND                                                     14
--------------------------------------------------------------------------------
DESCRIPTION OF SHARE CLASSES                                               16
--------------------------------------------------------------------------------
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES                                25
--------------------------------------------------------------------------------
OTHER INFORMATION                                                          33
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                       37
--------------------------------------------------------------------------------
APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES                            A-1


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

  I  RISK RETURN SUMMARY

o   INVESTMENT OBJECTIVE

    The fund's investment objective is total return (high current income and long-term growth of capital). The fund's objective may be changed without shareholder approval.

    PRINCIPAL INVESTMENT POLICIES

    The fund invests, under normal market conditions, at least 80% of its net assets in fixed income securities. These securities include:

    o U.S. investment grade corporate fixed income securities, which are bonds or other debt obligations issued by U.S. corporations or similar entities which are assigned one of the top four credit ratings by credit rating agencies (e.g. rated AAA, AA, A or BBB) or which are unrated and considered by MFS to be investment grade,


    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association
       (GNMA), are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the United States Government.


    o U.S. high yield fixed income securities, commonly known as junk bonds, which are bonds assigned lower credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds,

    o foreign fixed income securities, which are bonds or other debt obligations issued by foreign governments, including emerging market governments, and other foreign or emerging market issuers,

    o mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables.

      A committee of fixed income research analysts selects portfolio securities for the fund. This committee includes investment analysts employed not only by MFS, but also by MFS International Ltd. (UK), a wholly owned subsidiary of MFS. Each analyst is assigned to follow a distinct category of the fixed income securities markets. The committee allocates the fund's assets among the various categories described above, and then individual analysts select what they view as the securities best suited to achieve the fund's investment objective within their assigned category. The fund's assets may be allocated among some or all of the various categories of fixed income securities.

      The fund may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

    o  futures and forward contracts,

    o options on futures contracts, foreign currencies, securities and bond indices,

    o  structured notes and indexed securities, and

    o  swaps, caps, floors and collars.

      The fund is a non-diversified mutual fund. This means that the fund may invest a relatively high percentage of its assets in a small number of issuers.

      The fund may engage in active and frequent trading to achieve its principal investment strategies.


o   PRINCIPAL RISKS OF AN INVESTMENT


    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in the fund are:

    o Allocation Risk: The fund will allocate its investments among fixed income markets based upon judgments made by MFS. The fund could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund's portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the fund's fixed income investments will affect the volatility of the fund's share price.


    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that many U.S. Government securities in which the Fund may invest are not supported by the full faith and credit of the United States Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.


    o Liquidity Risk: The fixed income securities purchased by the fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the fund's performance.

    o  Junk Bond Risk:

       > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.


       > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.


    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       >  Foreign markets may be less liquid and more volatile than U.S.
          markets.

       > Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o  Mortgage-Backed and Asset-Backed Securities:

       >  Maturity Risk:


          + Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.


             > When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

             > When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

          + Collateralized Mortgage Obligations: The fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

          + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


       > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. However, the U.S. government or its agencies may guarantee the payment of principal and interest on certain of the U.S. government mortgage-backed securities. Mortgage-backed securities and asset- backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees. Investors should note that many U.S. Government securities in which the Fund may invest are not supported by the full faith and credit of the United States Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.


    o  Derivatives Risk

       > Hedging Risk: When a derivative is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

       > Correlation Risk: When the fund uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

       > Investment Risk: When the fund uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The fund is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

       > Availability Risk: Derivatives may not be available to the fund upon acceptable terms. As a result, the fund may be unable to use derivatives for hedging or other purposes.

       > Credit Risk: When the fund uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    o Active or Frequent Trading Risk: The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains, as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the fund's performance.

    o Non-Diversified Status Risk: Because the fund may invest its assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                        2000                            13.23%
                        2001                             8.95%
                        2002                            10.43%
                        2003                             6.87%


    The total return for the fund's class A shares for the six month period ended June 30, 2004 was 0.03%. During the period shown in the bar chart, the highest quarterly return was 5.14% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (0.23)% (for the calendar quarter ended March 31, 2002).


o   PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"); and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)
    ..........................................................................

    RETURNS BEFORE TAXES
                                                         1 Year        Life*
    Class B Shares, With CDSC (Declining Over Six
      Years From the End of the Calendar Month of
      Purchase
      From 4% to 0%)                                      1.97%        6.71%

    Class C Shares, With CDSC (1% for First Year From
      the End of the Calendar Month of Purchase)          4.97%        7.02%

    Class R1 Shares, at Net Asset Value                   6.50%        7.47%
    Class R2 Shares, at Net Asset Value                   6.87%        7.54%

    Class 529A Shares, With Initial Sales Charge
      (4.75%)                                             1.45%        6.37%

    Class 529B Shares, With CDSC (Declining Over Six
      Years From the End of the Calendar Month of
      Purchases
      From 4% to 0%)                                      1.71%        6.90%

    Class 529C Shares, With CDSC (1% for First Year
      From the End of the Calendar Month of Purchase)     4.61%        7.18%
    Class A Shares, With Initial Sales Charge
      (4.75%)^                                           1.80%        6.50%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)

    Class A Shares Return After Taxes on
      Distributions, With Initial Sales Charge (4.75%)  (0.22)%        3.97%

    Class A Shares Return After Taxes on Distributions
      and
      Sale of Class A Shares, With Initial Sales
      Charge (4.75%)                                      1.15%        3.93%

    BENCHMARK COMPARISONS

    Lehman Brothers Aggregate Bond Index+**               4.10%        6.62%
    Lehman Brothers Government/Credit Index+***           4.67%        6.66%

    Lipper A-Rated Corporate Debt Fund Average****        5.04%        5.50%

    ------
    ^ Prior to January 1, 2001, the fund was available only to MFS employees and had limited assets. Between February 1, 1999 and December 29, 2000, a significant portion of the fund's fees and expenses were waived or paid for by the adviser. Had applicable expense subsidies or waivers not been in effect performance would have been lower. For example, had these expense subsidies and waivers not been in effect for Class A, average annual returns including sales charge and before taxes would have been 6.29% for the Life period.
    +      Source: Standard & Poor's Micropal, Inc.
    * Life refers to the period from the commencement of the fund's investment operations on January 4, 1999 through December 31, 2003. Index and average returns are from January 1, 1999.
    ** The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.
    *** The Lehman Brothers Government/Credit Index measures the performance of the investment-grade bond market and includes bonds with maturities up to 10 years. Effective April 30, 2004, we no longer use the Lehman Brothers Government/Credit Index as a benchmark because we believe the Lehman Brothers Aggregate Bond Index better reflects the fund's investment policies and objectives.
    **** The Lipper A-Rated Corporate Debt Fund Average, as calculated by Lipper, is the average investment performance of funds in the Lipper A-Rated Corporate Debt Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, Section 529 qualified tuition programs or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. In particular, prior to January 1, 2001, the fund was available only to MFS employees and had limited assets. Between February 1, 1999, and December 29, 2000, a significant portion of the fund's fees and expenses were waived or paid for by the adviser. Had applicable expense subsidies or waivers not been in effect, performance would have been lower.

      The fund commenced investment operations on January 4, 1999 with the offering of class A shares and subsequently offered class B and class C shares on December 29, 2000, class 529A, 529B and 529C shares on July 31, 2002, class R1 shares on December 31, 2002 and Class R2 shares on October 31, 2003. Performance for share classes offered after class A shares ("Newer Classes") includes the performance of the fund's class A shares (the "Initial Class") for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to the Newer Classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance the Newer Classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for Newer Classes with higher operating expenses than the Initial Class, and lower performance for Newer Classes with lower operating expenses than the Initial Class.


      If you would like the fund's current yield, contact the MFS Service Center at the toll free number set forth on the back cover page.

------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

    SHAREHOLDER FEES (fees paid directly from your investment)
    .................................................................................................................

                                                CLASS A       CLASS B         CLASS C
                                                    AND           AND             AND
                                             CLASS 529A    CLASS 529B      CLASS 529C        CLASS R1          CLASS R2
    Maximum Sales Charge (Load)
    Imposed on Purchases (as a
    percentage of offering price) ..........       4.75%         0.00%           0.00%          0.00%             0.00%

    Maximum Deferred Sales Charge
    (Load) (as a percentage of
    original purchase price or
    redemption proceeds,
    whichever is less) .....................   See Below         4.00%           1.00%          0.00%             0.00%

    Maximum Redemption Fee (as a
    percentage of amount
    redeemed), if applicable(##) ...........       2.00%         2.00%           2.00%           N/A               N/A

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
    ..........................................................................
                                                CLASS A       CLASS B         CLASS C        CLASS R1         CLASS R2
    Management Fees ........................       0.50%         0.50%           0.50%          0.50%             0.50%

    Distribution and Service
    (12b-1) Fees(1) ........................       0.35%         1.00%           1.00%          0.50%             0.50%

    Other Expenses(2) ......................       0.23%         0.23%           0.23%          0.23%             0.48%(4)
                                               --------      --------        --------       --------          --------
    Total Annual Fund Operating
    Expenses(2) ............................       1.08%         1.73%           1.73%          1.23%             1.48%

      Fee Reductions(3) ....................      (0.38)%       (0.18)%         (0.18)%        (0.18)%           (0.18)%
                                               --------      --------        --------       --------          --------
    Net Expenses(2) ........................       0.70%         1.55%           1.55%          1.05%             1.30%

                                             CLASS 529A     CLASS 529B      CLASS 529C
    Management Fees ........................       0.50%         0.50%           0.50%

    Distribution and Service
    (12b-1) Fees(1) ........................       0.35%         1.00%           1.00%

    Other Expenses(2)(5) ...................       0.48%         0.48%           0.48%
                                               --------      --------        --------
    Total Annual Fund Operating
    Expenses(2) ............................       1.33%         1.98%           1.98%

      Fee Reductions(3) ....................      (0.28)%       (0.18)%         (0.18)%
                                               --------      --------        --------
    Net Expenses(2) ........................       1.05%         1.80%           1.80%

    ------
    (#)   For class A only, an initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of
          1% may be deducted from your redemption proceeds if you redeem your investment within 12 months (CDSC will age one month on the last day of the month of purchase and each subsequent month). Class 529A shares are not subject to any CDSC.

    (##)  A redemption fee of 2% is charged on proceeds from redemptions and exchanges made within 5 business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations -
          Redemption Fee" below.
    (1)   The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B, C, R1, R2, 529A, 529B and 529C shares and the services provided to you by your financial adviser (referred to as distribution and service fees). These annual distribution and service fees may equal up to: 0.35% for class A shares (a 0.10% distribution fee and a 0.25%
          service fee); 0.50% for each of class R1, class R2 and class 529A shares (a 0.25% distribution fee and a
          0.25% service fee); and 1.00% for each of class B, class C, class 529B and class 529C shares (0.75%
          distribution fee and a 0.25% service fee). The fund's distributor, MFS Fund Distributors, Inc., ("MFD") has contractually agreed to waive the 0.10% class A distribution fee and 0.10% of the class A service fee. A portion of the class 529A distribution fee equal to 0.15% is not currently in effect and may be imposed only with the approval of the Board of Trustees which oversees the fund. MFD has also contractually agreed to waive 0.10% annually of the fund's class 529A service fee. (See footnote (3) below).
    (2)   The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may have or enter into other expense reduction or recapture arrangements, which would also have the effect of reducing the fund's expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expense of the fund. Had these expense reductions been taken into account, "Net Expenses" would be lower.
    (3)   MFS has contractually agreed to waive its right to receive 0.15% of the management fee annually and to bear the fund's expenses such that "Other Expenses" (as determined without giving effect to the expense reduction arrangements described above) do not exceed 0.20% annually for class A, B, C and R1 shares and 0.45% annually for class R2, 529A, 529B and 529C shares. This contractual agreement will continue until at least September
          1, 2005 unless earlier terminated or modified with the consent of the board of trustees which oversees the fund. In addition, as noted above, the fund's distributor, MFD, has contractually agreed to waive the 0.10%
          class A distribution fee and 0.10% of the class A and class 529A service fee.
    (4)   "Other Expenses" are estimated for class R 2 shares for the fund's current fiscal year and include an annual
          0.25% administrative service fee paid by the fund from assets attributable to Class R2 shares for the provision by MFS, or a third party, of various administrative recordkeeping and communication/educational services.
    (5)   Includes the program management fee described below under "Management of the Fund." The only fees and charges a 529 participant will incur are the fund's sales charges and expenses described in the table above and an annual account maintenance fee and miscellaneous other account fees which may be charged in connection with the administration of the participant's account. See the program description and materials available from your financial representative for details about these account fees.

o   EXAMPLE OF EXPENSES


    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and


    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any contractual fee reductions are in effect (see "Expense Summary - Expense Table" above).


    Although your actual costs may be higher or lower, under these assumptions your costs would be:

    SHARE CLASS                         YEAR 1   YEAR 3     YEAR 5   YEAR 10
    --------------------------------------------------------------------------

    Class A shares                        $543     $766     $1,007    $1,697

    Class B shares(1)
      Assuming redemption at end of
        period                            $558     $827     $1,122    $1,854
      Assuming no redemption              $158     $527     $  922    $1,854

    Class C shares
      Assuming redemption at end of
        period                            $258     $527     $  922    $2,026
      Assuming no redemption              $158     $527     $  922    $2,026

    Class R1 shares                       $107     $373     $  658    $1,473

    Class R2 shares                       $132     $450     $  791    $1,753

    Class 529A shares                     $577     $850     $1,144    $1,977

    Class 529B shares(1)
      Assuming redemption at end of
        period                            $583     $904     $1,251    $2,124
      Assuming no redemption              $183     $604     $1,051    $2,124

    Class 529C shares

      Assuming redemption at end of
        period                            $283     $604     $1,051    $2,292
      Assuming no redemption              $183     $604     $1,051    $2,292

    ------
    (1) Class B shares convert to class A shares, and class 529B shares convert to class 529A shares, approximately eight years after purchase; therefore, years nine and ten reflect class A and class 529A expenses, respectively.

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o   TEMPORARY DEFENSIVE POLICIES

    In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.

o   ACTIVE OR FREQUENT TRADING

    The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains, as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the fund's performance.

-------------------------
IV MANAGEMENT OF THE FUND
-------------------------


o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $137.4 billion as of the quarter ended June 30, 2004. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to the fund (including portfolio management and trade execution). For the fiscal year ended April 30, 2004, the fund paid MFS an effective management fee rate equal to 0.35% of the fund's average daily net assets. The management fee set forth in the Investment Advisory Agreement is 0.50% annually of the fund's average daily net assets. MFS has contractually agreed to reduce its fee to the annual rate (based on average daily net assets) of 0.35%.

o   PORTFOLIO MANAGER

    The fund is managed by a committee comprised of research analysts under the general supervision of Michael W. Roberge, the Associate Director of Fixed Income Research and a Senior Vice President of MFS. Mr. Roberge has been employed in the investment management area of MFS since 1996.

o   ADMINISTRATOR


    MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.


      In addition, MFS is responsible for providing certain administrative services with respect to class R2 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of class R2 shares to MFS for the provision of these services.

o   DISTRIBUTOR


    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.


o   SHAREHOLDER SERVICING AGENT


    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.


o   PROGRAM MANAGER(s)

    The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD (or another party contracting with MFD) provides administrative services. The current fee has been established at 0.25% annually of the average net assets of the fund's 529 share classes. The fee may be increased only with the approval of the board of trustees that oversees the fund. The services provided by or through MFD include recordkeeping and tax reporting and account services, as well as services designed to maintain the programs' compliance with the Internal Revenue Code and other regulatory requirements.

------------------------------
V DESCRIPTION OF SHARE CLASSES
------------------------------

    The fund offers class A, B, C, R1, R2, 529A, 529B and 529C shares through this prospectus. The fund also offers an additional class of shares, class I shares, which are made available through a separate prospectus supplement provided to investors eligible to purchase them.

      Class R1 and R2 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Where MFS (or one of its affiliates) is responsible for providing participant recordkeeping services for the eligible retirement plan, the plan will be eligible to purchase class R1 and R2 shares if it meets certain asset thresholds established and disclosed to the plan sponsor by MFS. Class R1 and R2 shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and 529 tuition programs. Class R2 shares are available to retirement plans only if either MFS (or one of its affiliates) is responsible for providing participant recordkeeping services or MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative services.

      Class 529A, 529B and 529C shares are only offered in conjunction with qualified tuition programs (tuition programs) established in accordance with Section 529 of the Internal Revenue Code (the "Code"). Contributions to these tuition programs may be invested in the fund's class 529A, 529B or 529C shares and certain other MFS funds offering these share classes. Earnings on investments in the fund made through such tuition programs may receive favorable tax treatment under the Code, as described further under the caption "Tax Considerations" below. For information on policies, services and restrictions which apply to your account with the tuition program through which your investment in the fund is made, please refer to the description of the tuition program available from your financial representative (the program description).

o   SALES CHARGES

    You may be subject to an initial sales charge when you purchase class A or 529A shares, or a CDSC when you redeem, class A, B, C, 529B or 529C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived and these circumstances are described below as well as in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from MFS or MFD. See the discussion under the caption "Financial Adviser Support Payments" below and the SAI for details.

o   CLASS A AND 529A SHARES

    You may purchase class A and 529A shares at net asset value plus an initial sales charge (referred to as the offering price). In some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within 12 months (CDSC will age one month on the last day of the month of purchase and each subsequent month). Class A and 529A shares have annual distribution and service fees up to a maximum of 0.35% and 0.50% of net assets annually, respectively.


    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A or 529A shares differs depending upon the amount you invest, as follows:

                                               SALES  CHARGE* AS PERCENTAGE OF:
                                               --------------------------------
                                                Offering        Net Amount
    Amount of Purchase                            Price          Invested

    Less than $100,000                               4.75            4.99
    $100,000 but less than $250,000                  4.00            4.17
    $250,000 but less than $500,000                  2.95            3.04
    $500,000 but less than $1,000,000                2.20            2.25
    $1,000,000 or more                              None**          None**

    ------
    * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** For class A shares only, a 1% CDSC will apply to such purchases, as discussed below.


    Please see "Class A/529A Sales Charge Waivers or Reductions" below for additional information.

    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase. (CDSC will age one month on the last day of the month of purchase and each subsequent month). Please see "Class A/529A Sales Charge Waivers or Reductions" below for additional information.

o   CLASS A/529A SALES CHARGE WAIVERS OR REDUCTIONS.

    Below is a table and brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable sales charge for class A and class 529A shares may be waived or reduced. You can also find additional information about these programs and waivers in the SAI and on the fund's website at www.mfs.com under "Mutual Funds", which is available to you free of charge. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial adviser. You must inform your financial adviser or MFSC of your intention to invest in the funds under one of the programs below upon purchasing fund shares. You can provide this information in your account application or through a separate document provided by your financial adviser.

                                               INVESTMENTS ELIGIBLE FOR:
                                            --------------------------------
                                           WAIVED SALES    REDUCED INITIAL
    PROGRAM                                   CHARGE         SALES CHARGE

    Letter of Intent                                              X
    Right of Accumulation                                         X
    Reinstatement Privilege                     X
    Automatic Exchange Plan                     X*
    Exchange Privilege                          X*
    Dividend Reinvestment                       X
    Distribution Investment Program             X
    Other Sales Charge Waivers                  X

    ------
    * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases. See "Exchange Privilege" below.

    LETTER OF INTENT (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A or class 529A shares if you commit to invest a specific dollar amount, based on the gross amount of your investments (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund) within a 13 month period (36 months for a $1 million commitment). For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.

      At your request, purchases made during the previous 90 days may be included under your LOI commitment amount. You or your financial adviser must inform the fund or its agent that the LOI is in effect each time shares of a fund are purchased.

    RIGHT OF ACCUMULATION (ROA). You may pay a reduced or no initial sales charge on purchases of class A or 529A shares by aggregating the total dollar amount of your investment with the value of your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund), based on current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

      LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed
      Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

      Eligible accounts that you may link under LOI and ROA may include:

         o  Individual accounts

         o  Joint accounts

         o Trust accounts of which you, your spouse or child under the age of 21 is the grantor

         o  MFS 529 College Savings Plan accounts

         o  Single-Participant Retirement Plan accounts

         o  Certain Individual Retirement Accounts

         o  UGMA/UTMA Accounts

         o Accounts held in the name of your financial adviser(s) on your behalf

        However, please note that accounts held with the MFS funds in the name of a financial adviser on your behalf can currently be combined with accounts held with the MFS funds in your name directly only if (i) the account is not held under an omnibus account arrangement and (ii) the financial adviser informs the MFS funds (or its agents) that certain accounts should be combined for purposes of the LOI or ROA. In addition, individually held accounts cannot be linked with accounts held in employer-sponsored plans for purposes of LOI or ROA.

        You should provide your financial adviser with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of the ROA or LOI. Such documentation may include shareholder identification numbers or applicable account numbers or account statements (including accounts held with various financial advisers).

    REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without paying a sales charge.

      For shareholders who exercise this privilege after redeeming class A shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares you may reinvest your redemption proceeds only into the corresponding class A shares. The class A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A or class 529A shares out of the MFS Cash Reserve Fund into class A or 529A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid such a charge on these shares.

    DIVIDEND REINVESTMENT. You can reinvest dividend and capital gain distributions into your account in the same fund without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without a sales charge.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a sales charge waiver for purchases or redemptions of class A and/or class 529A shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investments (e.g., certain wrap accounts or fund supermarket investments). The funds reserve the right to eliminate, modify or add waivers at any time and without providing advance notice.


o   CLASS B AND 529B SHARES

    You may purchase class B and 529B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years from the end of the calendar month of purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B and 529B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

    The CDSC is imposed according to the following schedule:

                                                           CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                         SALES CHARGE
    --------------------------------------------------------------------------
    First                                                          4%
    Second                                                         4%
    Third                                                          3%
    Fourth                                                         3%
    Fifth                                                          2%
    Sixth                                                          1%
    Seventh and following                                          0%


    If you hold class B or 529B shares for approximately eight years, they will convert to class A or 529A shares of the fund, respectively. All class B and 529B shares you purchase through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B or 529B shares in your account convert to class A or 529A shares, a proportionate number of the class B or 529B shares in the sub-account will also convert to class A or 529A shares, respectively.

      Please see "Class B/529B and Class C/529C Sales Charge Waivers or Reductions" below for additional information.


o   CLASS C AND 529C SHARES

    You may purchase class C and 529C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year from the end of the calendar month of purchase, you may be subject to a CDSC of 1.00%. Class C and 529C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C and 529C shares do not convert to any other class of shares of the fund.


      Please see "Class B/529B and Class C/529C Sales Charge Waivers or Reductions" below for additional information.

o   CLASS B AND CLASS C SALES CHARGE WAIVERS OR REDUCTIONS.

    Below is a brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable CDSC may be waived or reduced. You can also find additional information about these programs and waivers in the SAI and on the fund's website www.mfs.com under "Mutual Funds", which is available to you free of charge. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial adviser. You or your financial adviser must inform MFSC of your intention to enroll in one of the programs below. You can provide this information in your account application or through a separate document provided by your financial adviser.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying any sales charge.

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares without paying any sales charges upon redemption. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and class C shares redeemed under this plan. Shares redeemed under this plan will not be subject to a redemption fee.

    REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without an initial sales charge.

      For shareholders who exercise this privilege after redeeming class C or 529C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class C or class 529C shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B or 529B shares you may reinvest your redemption proceeds only into the corresponding class A or class 529A shares. The class A or class 529A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B or 529B shares, your account will not be credited with the CDSC you paid.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a CDSC waiver for redemptions of class B, class 529B, class C and/or class 529C shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs or certain other groups (e.g. affiliated persons of MFS) and with respect to redemptions under certain circumstances (e.g., death or disability of shareholder). The funds reserve the right to eliminate, modify and add waivers at any time and without providing advance notice.

o   CLASS R1 AND CLASS R2 SHARES

    Eligible retirement plans may purchase class R1 and class R2 shares at net asset value without an initial sales charge. Class R1 and Class R2 shares are not subject to a CDSC, and each has annual distribution and service fees up to a maximum of 0.50% of net assets annually.


o   CALCULATION OF CDSC


    As discussed above, certain investments in class A, class B, class C, class 529B and class 529C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:


    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

    o Purchases of class B, class C, class 529B and class 529C shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.


      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares.


o   DISTRIBUTION AND SERVICE FEES


    The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares, and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to: 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee); 0.50% for each of class R1 and R2 and class 529A shares (a 0.25% distribution fee and a 0.25% service fee); and 1.00% for each of class B, class C, class 529B and class 529C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. Payment of 0.10% of the class A distribution fee and 0.10% of the class A service fee are currently being waived by MFD as described under "Expense Summary" above. A portion of the class 529A distribution fee equal to 0.15% is currently not being imposed and may be imposed only with the approval of the board of trustees which oversees the fund. In addition, a portion of the class 529A service fee equal to 0.10% is being waived by MFD.

o   FINANCIAL ADVISER SUPPORT PAYMENTS

    The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial advisers who support the sale of fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

      MFD may make payments to key financial advisers who provide marketing support. In the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial adviser, on an annual basis. In addition, financial advisers may offer MFS fund shares through specialized programs such as tax deferred retirement programs or qualified tuition programs. MFD may pay a portion of the administrative and marketing costs of a financial adviser relating to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial advisers.

      You can find further details in the SAI about the payments made by MFD and the services provided by your financial adviser. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges.

----------------------------------------------
VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
----------------------------------------------


    You may purchase, exchange and redeem class A, B, C, R1, R2, 529A, 529B and 529C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described above under "Description of Share Classes."

o   HOW TO PURCHASE SHARES


    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is generally $1,000, except for IRAs and 529 share classes, for which the minimum initial investment is $250 per account. In the following circumstances, the minimum initial investment is only $50 per account:

    o  if you establish an automatic investment plan;

    o  if you establish an automatic exchange plan; or

    o  if you establish an account under either:

       > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

       >  employer sponsored investment programs.


    The maximum amount you may invest in class B or class 529B shares with any single purchase request is $99,999, and the maximum amount you may invest in class C shares with any single purchase is $999,999. The funds or their agents may at their discretion accept a purchase request for class B or class 529B shares for $100,000 or more under limited circumstances, including, by way of example, when a retirement plan is rolling over assets from another account into a pre-existing account maintained in class B shares of the funds.


    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

    o  send a check with the returnable portion of your statement;

    o  ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.


    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

    VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provided is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the new asset value next calculated after the account is closed. Any applicable contingent deferred sales charge and/or redemption fee will be assessed.

    SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. The Code and tuition programs impose a maximum total contribution limitation for designated beneficiaries on behalf of whom assets under tuition programs are held, which may result in a limitation on your ability to purchase the fund's 529 share classes. Please see the program description for details concerning the maximum contribution limitation and its application.

      An account owner of a newly established account under a tuition program in which the designated beneficiary is age 12 or older will not be entitled to purchase class 529B shares, unless the newly established account results from a transfer of registration from another MFS fund account. Additional restrictions may apply and are described in the program description.


o   HOW TO EXCHANGE SHARES


    EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange; rather, a pro rata portion of the CDSC will carry over to the acquired shares. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase.

      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. In addition, class A, class R1 and class R2 shares may be exchanged for shares of the MFS Money Market Fund subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus.

      Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. In addition, the fund imposes a 2.00% fee on exchanges made within 5 business days after acquiring fund shares. These limitations and policies are described below under the caption "How to Purchase, Exchange and Redeem Shares - Other Considerations" below. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


    SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. Your ability to exchange your class 529A, 529B or 529C shares of the fund for corresponding class 529A, 529B and 529C shares of other MFS funds may be limited under Section 529 of the Code and the tuition program through which your investment in the MFS funds is made. Please see the program description for details.

o   HOW TO REDEEM SHARES

    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).


      Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. In addition, the fund imposes a 2.00% redemption fee on redemptions made within 5 business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" below.

    REDEEMING DIRECTLY THROUGH MFSC

    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

    o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account by contacting MFSC via the Internet (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.

    o SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares without paying any sales charges upon redemption. For class B and class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC or redemption fee on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

    SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. If you redeem your class 529A, 529B or 529C shares and use the proceeds for non-qualified higher education expenses or other non-qualified purposes, taxes and penalties may apply. Please see the program description and the discussion below under the caption "Tax Considerations" for details.

o   OTHER CONSIDERATIONS

    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. The MFS funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitations on Exchange Activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest. In the event that the MFS funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

    EXCHANGE LIMITATION POLICIES. The MFS funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

      LIMITATIONS ON EXCHANGE ACTIVITY. The MFS funds, through their agents, undertake to use their best efforts to exercise the funds' rights to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes

        o three exchanges (each exceeding $10,000 in value) out of an account in an MFS fund with a principal investment policy of investing in global, international, high yield bond or municipal bond securities, or

        o six exchanges (each exceeding $10,000 in value) out of any other MFS fund account during a calendar year. Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder. These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These exchange limits are subject to the MFS funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

    LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial advisers and cannot always know or reasonably detect excessive trading which may be facilitated by these financial advisers or by the use of omnibus account arrangements offered by these financial advisers to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial advisers such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial adviser to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a fund.

    EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

      In addition, to the extent that a fund significantly invests in foreign securities traded on markets which may close prior to when the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the fund's valuation time. To the extent that the fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

      To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds which invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

    REDEMPTION FEE. The MFS high yield funds identified below charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

        MFS High Income Fund
        MFS Municipal High Income Fund
        MFS High Yield Opportunities Fund

      For purchases made on or after July 1, 2004, all remaining funds in the MFS Family of Funds, except for the MFS Cash Reserve Fund, MFS Money Market Fund and MFS Government Money Market Fund, will charge a 2% redemption fee (which will be retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). Prior to July 1, 2004, certain of the MFS international and global funds applied a 30 calendar day redemption fee period, as opposed to a 5 business day period. These funds, as well as the other MFS funds, may determine to change the redemption fee period or amount of redemption fees charged, including in connection with pending Securities and Exchange Commission rules.

      For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

      THE FUNDS' REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

       1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial adviser such as a broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

       2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

       3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll deduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

       4. transactions by the MFS funds of funds including, without limitation, the MFS Asset Allocation Funds;

       5. transactions following the death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

       6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

       7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

       8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

       9. transactions involving class 529A, 529B, 529C, R1, R2 or J shares of the fund (if offered); and

      10. transactions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation of a fund).

      In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries, and in connection with pending Securities and Exchange Commission redemption fee rules.

      These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time (which may address such topics as the documentation necessary for the funds to recognize a disability, among others).

      Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

    IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions. However, if it does, it will pay, during any 90-day period, your redemption proceeds in cash when the redemption is at or below $250,000 or 1% of the fund's net assets, whichever is less.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

---------------------
VII OTHER INFORMATION
---------------------

o   PRICING OF FUND SHARES

    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

      To determine net asset value, the fund values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

      The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:

    o MFSC receives your order by the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank); or

    o your financial adviser receives your order by the valuation time and transmits your order to MFSC.

o   DISTRIBUTIONS


    The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.


o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

    o  Dividend and capital gain distributions in cash.

    Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


o   TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.


      You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. Some dividends paid in January may be taxable as if they had been paid the previous December.

      The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

      Fund distributions of net capital gains or net short-term capital gains will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      If you are neither a citizen nor a resident of the U.S., the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.


    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

    SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES. In addition to the tax considerations discussed above, please note the following tax considerations that apply specifically to the ownership of the fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.


      The fund is an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

      Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax (unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied). The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

      The foregoing is only a brief summary of some of the important federal income tax considerations relating to investments in the fund under the tuition programs; you will find more information in the program description. You are urged to consult your own tax adviser for information about the federal estate and gift and the state and local tax consequences of, and impact of your personal financial situation on, an investment in the fund's 529 share classes.


o   UNIQUE NATURE OF FUND

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   VOTING RIGHTS FOR 529 SHARE CLASSES

    Because the account owner may invest in the fund's class 529A, class 529B and class 529C shares indirectly through a tuition program, the account owner may not technically be a shareholder of the fund (rather, a trust or other vehicle established by the state or eligible educational institution through which the investment is made would be the fund's shareholder of record). Therefore, with respect to investments through certain tuition programs, the account owner may not have voting rights in the fund's shares or may only be entitled to vote if the tuition program through which the fund shares are held passes through the voting rights to the account owner. Please see the program description for details.

o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

    The fund produces financial reports every six months and updates the prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

-------------------------
VIII FINANCIAL HIGHLIGHTS
-------------------------

    The financial highlights tables are intended to help you understand the fund's financial performance for the past five years (or life of a particular class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). These financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent registered public accounting firm is Deloitte & Touche LLP.

FOR YEARS ENDED 4/30

CLASS A                                                        2004       2003       2002       2001       2000

Net asset value - beginning of period                      $  10.62   $   9.97   $   9.80   $   9.27   $   9.80
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS#(S)(S)

      Net investment income(S)                             $   0.40   $   0.45   $   0.50   $   0.58   $   0.64
---------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
      on investments and foreign currency                     (0.07)      0.77       0.29       0.62+     (0.53)
-------------------------------------------------------    --------   --------   --------   --------   --------
Total from investment operations                           $   0.33   $   1.22   $   0.79   $   1.20   $   0.11
-------------------------------------------------------    --------   --------   --------   --------   --------

    LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

      From net investment income                           $  (0.54)  $  (0.56)  $  (0.53)  $  (0.64)  $  (0.64)
---------------------------------------------------------------------------------------------------------------
      In excess of net investment income                       --         --        (0.05)     (0.03)      --
---------------------------------------------------------------------------------------------------------------
    From net realized gain on investments
    and foreign currency transactions                         (0.06)     (0.01)     (0.01)      --         --
---------------------------------------------------------------------------------------------------------------
    In excess of net realized gain on
    investments and foreign currency
    transactions                                               --         --        (0.03)      --         --
---------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders               $  (0.60)  $  (0.57)  $  (0.62)  $  (0.67)  $  (0.64)
-------------------------------------------------------    --------   --------   --------   --------   --------
Net asset value - end of period                            $  10.35   $  10.62   $   9.97   $   9.80   $   9.27
-------------------------------------------------------    --------   --------   --------   --------   --------
Total return (%)(+)                                            3.11      12.58       8.19      13.39       1.31
---------------------------------------------------------------------------------------------------------------

FOR YEARS ENDED 4/30

CLASS A (CONTINUED)                                            2004       2003       2002       2001       2000

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

    Expenses##                                                 0.70       0.70       0.70       0.41       0.03
---------------------------------------------------------------------------------------------------------------
    Net investment income(S)(S)                                3.81       4.44       5.21       6.54       6.82
---------------------------------------------------------------------------------------------------------------
    Portfolio turnover                                          170        141        166        272        209
---------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                  $531,705   $221,872   $ 55,592   $  5,447   $  1,011
---------------------------------------------------------------------------------------------------------------

(S) Effective December 29, 2000, the investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor contractually waived a portion of their fees for the periods indicated. Prior to December 29,
    2000 and effective February 1, 1999, the investment adviser had contractually agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In addition, the investment adviser and the distributor contractually waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                      $   0.36   $   0.40   $   0.44   $   0.15   $   0.23
---------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                     1.08       1.16       1.37       5.24       4.43
---------------------------------------------------------------------------------------------------------------
Net investment income                                          3.43       3.98       4.54       1.71       2.42
---------------------------------------------------------------------------------------------------------------
     + The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
     # Per share data are based on average shares outstanding. ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and to decrease the ratio of net investment income to average net assets by 0.43%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.


FOR YEARS ENDED 4/30

CLASS B                                                                                                  PERIOD ENDED
                                                      2004              2003              2002               4/30/01*

Net asset value - beginning of period               $10.64             $9.98             $9.81                  $9.77
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS#(S)(S)
  Net investment income(S)                           $0.31             $0.37             $0.43                  $0.12
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                   (0.07)             0.77              0.28                   0.10+++
----------------------------------------------     -------           -------           -------                 ------
Total from investment operations                     $0.24             $1.14             $0.71                  $0.22
----------------------------------------------     -------           -------           -------                 ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                        $(0.45)           $(0.47)           $(0.45)                $(0.17)
---------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                    --                --             (0.05)                 (0.01)
---------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                      (0.06)            (0.01)            (0.01)                    --
---------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency transactions         --                --             (0.03)                    --
----------------------------------------------     -------           -------           -------                 ------
Total distributions declared to shareholders        $(0.51)           $(0.48)           $(0.54)                $(0.18)
----------------------------------------------     -------           -------           -------                 ------
Net asset value - end of period                     $10.37            $10.64             $9.98                  $9.81
----------------------------------------------     -------           -------           -------                 ------
Total return (%)                                      2.24             11.72              7.27                   2.26++**
---------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):
Expenses##                                            1.55              1.55              1.55                   1.57+
---------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                           2.92              3.62              4.35                   5.19+
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     170               141               166                    272
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)          $90,726           $98,653           $40,800                 $5,454
---------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor contractually waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                $0.29             $0.34             $0.38                  $0.01
---------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS):
Expenses##                                            1.73              1.81              2.02                   6.30+
---------------------------------------------------------------------------------------------------------------------
Net investment income                                 2.74              3.36              3.88                   0.46+
---------------------------------------------------------------------------------------------------------------------
     * For the period from the inception of Class B shares, December 29, 2000, through April 30, 2001.
    ** For the year ended April 30, 2001 the total return was previously reported incorrectly as 5.89%.
     + Annualized.
    ++ Not annualized.
   +++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gain and losses at such time.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from fees paid indirectly.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and to decrease the ratio of net investment income to average net assets by 0.43%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.


FOR YEARS ENDED 4/30

CLASS C                                                                                                  PERIOD ENDED
                                                      2004              2003              2002               4/30/01*

Net asset value - beginning of period                         $     10.64   $      9.98   $      9.81   $      9.77
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS#(S)(S)
  Net investment income(S)                                    $      0.31   $      0.37   $      0.43   $      0.13
-------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                                  (0.07)         0.77          0.28          0.09+++
--------------------------------------------------------      -----------   -----------   -----------   -----------
Total from investment operations                              $      0.24   $      1.14   $      0.71   $      0.22
--------------------------------------------------------      -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                  $     (0.45)  $     (0.47)  $     (0.45)  $     (0.17)
-------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                                 --            --           (0.05)        (0.01)
-------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                                     (0.06)        (0.01)        (0.01)         --
-------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency transactions                      --            --           (0.03)         --
--------------------------------------------------------      -----------   -----------   -----------   -----------
Total distributions declared to shareholders                  $     (0.51)  $     (0.48)  $     (0.54)  $     (0.18)
--------------------------------------------------------      -----------   -----------   -----------   -----------
Net asset value - end of period                               $     10.37   $     10.64   $      9.98   $      9.81
--------------------------------------------------------      -----------   -----------   -----------   -----------
Total return (%)                                                     2.24         11.72          7.27          2.28++**
-------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):
Expenses##                                                           1.55          1.55          1.55          1.57+
-------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                          2.93          3.62          4.34          5.20+
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    170           141           166           272
-------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                         $53,029       $41,768       $16,411       $ 4,274
-------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor contractually waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                         $      0.29   $      0.34   $      0.38   $      0.01
-------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS):
Expenses##                                                           1.73          1.81          2.02          6.30+
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                2.75          3.36          3.87          0.47+
-------------------------------------------------------------------------------------------------------------------
     * For the period from the inception of Class C shares, December 29, 2000, through April 30, 2001.
    ** For the year ended April 30, 2001 the total return was previously reported incorrectly as 5.90%.
     + Annualized.
    ++ Not annualized.
   +++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from fees paid indirectly.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and to decrease the ratio of net investment income to average net assets by 0.43%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.


                                                                       YEAR ENDED             PERIOD ENDED
CLASS R1**                                                               4/30/04                4/30/03*

Net asset value - beginning of period                                    $10.62                 $10.42
------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                                $0.37                  $0.14
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                        (0.08)                  0.24+++
-------------------------------------------------------------------      ------                 ------
Total from investment operations                                          $0.29                  $0.38
-------------------------------------------------------------------      ------                 ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                             $(0.50)                $(0.18)
------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign currency
  transactions                                                            (0.06)                    --
------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                             $(0.56)                $(0.18)
-------------------------------------------------------------------      ------                 ------
Net asset value - end of period                                          $10.35                 $10.62
-------------------------------------------------------------------      ------                 ------
Total return (%)                                                           2.75                   3.43++
------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                                 1.05                   1.05+
------------------------------------------------------------------------------------------------------
Net investment income                                                      3.46                   3.88+
------------------------------------------------------------------------------------------------------
Portfolio turnover                                                          170                    141
------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                               $23,477                 $9,880
------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor contractually waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                                     $0.35                  $0.13
------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                 1.23                   1.31+
------------------------------------------------------------------------------------------------------
Net investment income                                                      3.28                   3.62+
------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class R1 shares, December 31, 2002, through April 30, 2003.
 ** Effective November 3, 2003, Class R shares have been renamed R1 shares.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.

                                                                   PERIOD ENDED
                                                                     4/30/04*

CLASS R2

Net asset value - beginning of period                                 $10.50
----------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment income(S)                                              $0.17
----------------------------------------------------------------------------
 Net realized and unrealized loss on investments and foreign
   currency                                                            (0.03)+++
-------------------------------------------------------------------  -------
Total from investment operations                                       $0.14
-------------------------------------------------------------------  -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                          $(0.23)
----------------------------------------------------------------------------
  From net realized gain on investments and foreign currency
    transactions                                                       (0.06)
-------------------------------------------------------------------  -------
Total distributions declared to shareholders                          $(0.29)
-------------------------------------------------------------------  -------
Net asset value - end of period                                       $10.35
-------------------------------------------------------------------  -------
Total return (%)                                                        1.34++
----------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
ANDSUPPLEMENTAL DATA(S):

Expenses##                                                              1.29+
----------------------------------------------------------------------------
Net investment income                                                   3.24+
----------------------------------------------------------------------------
Portfolio turnover                                                       170
----------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                $40
----------------------------------------------------------------------------

(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.45% of average daily net assets. In addition, the investment adviser and the distributor contractually waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                                  $0.16
----------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                              1.47+
----------------------------------------------------------------------------
Net investment income                                                   3.06+
----------------------------------------------------------------------------

  * For the period from the inception of Class R2 shares, October 31, 2003, through April 30, 2004.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.

                                                                       YEAR ENDED            PERIOD ENDED
CLASS 529A                                                               4/30/04               4/30/03*
Net asset value - beginning of period                                    $10.61                 $10.05
------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment income(S)                                                $0.36                  $0.29
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                        (0.07)                  0.68+++
-------------------------------------------------------------------      ------                 ------
Total from investment operations                                          $0.29                  $0.97
-------------------------------------------------------------------      ------                 ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                             $(0.51)                $(0.40)
------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign currency
  transactions                                                            (0.06)                 (0.01)
-------------------------------------------------------------------      ------                 ------
Total distributions declared to shareholders                             $(0.57)                $(0.41)
-------------------------------------------------------------------      ------                 ------
Net asset value - end of period                                          $10.33                 $10.61
-------------------------------------------------------------------      ------                 ------
Total return (%)                                                           2.75                  10.56++
------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):
Expenses##                                                                 1.05                   1.05+
------------------------------------------------------------------------------------------------------
Net investment income                                                      3.44                   3.99+
------------------------------------------------------------------------------------------------------
Portfolio turnover                                                          170                    141
------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $229                   $157
------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.45% of average daily net assets. In addition, the investment adviser and the distributor contractually waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                                     $0.33                  $0.26
------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                 1.33                   1.41+
------------------------------------------------------------------------------------------------------
Net investment income                                                      3.16                   3.63+
------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class 529A shares, July 31, 2002, through April 30, 2003.
 + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.

                                                                       YEAR ENDED            PERIOD ENDED
CLASS 529B                                                               4/30/04               4/30/03*
Net asset value - beginning of period                                    $10.64                 $10.07
------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment income(S)                                                $0.29                  $0.23
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                        (0.09)                  0.69+++
-------------------------------------------------------------------      ------                 ------
Total from investment operations                                          $0.20                  $0.92
-------------------------------------------------------------------      ------                 ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                             $(0.42)                $(0.34)
------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign currency
  transactions                                                            (0.06)                 (0.01)
-------------------------------------------------------------------      ------                 ------
Total distributions declared to shareholders                             $(0.48)                $(0.35)
-------------------------------------------------------------------      ------                 ------
Net asset value - end of period                                          $10.36                 $10.64
-------------------------------------------------------------------      ------                 ------
Total return (%)                                                           1.89                  10.00++
------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):
Expenses##                                                                 1.80                   1.80+
------------------------------------------------------------------------------------------------------
Net investment income                                                      2.69                   3.24+
------------------------------------------------------------------------------------------------------
Portfolio turnover                                                          170                    141
------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $117                    $41
------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.45% of average daily net assets. In addition, the investment adviser and the distributor contractually waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                                     $0.27                  $0.21
------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):
Expenses##                                                                 1.98                   2.06+
------------------------------------------------------------------------------------------------------
Net investment income                                                      2.51                   2.98+
------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class 529B shares, July 31, 2002, through April 30, 2003.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.

                                                                       YEAR ENDED            PERIOD ENDED
CLASS 529C                                                               4/30/04               4/30/03*
Net asset value - beginning of period                                    $10.63                 $10.07
------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment income(S)                                                $0.28                  $0.22
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                        (0.07)                  0.69+++
-------------------------------------------------------------------      ------                 ------
Total from investment operations                                          $0.21                  $0.91
-------------------------------------------------------------------      ------                 ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                             $(0.42)                $(0.34)
------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign currency
  transactions                                                            (0.06)                 (0.01)
-------------------------------------------------------------------      ------                 ------
Total distributions declared to shareholders                             $(0.48)                $(0.35)
-------------------------------------------------------------------      ------                 ------
Net asset value - end of period                                          $10.36                 $10.63
-------------------------------------------------------------------      ------                 ------
Total return (%)                                                           1.98                   9.89++
------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):
Expenses##                                                                 1.80                   1.80+
------------------------------------------------------------------------------------------------------
Net investment income                                                      2.70                   3.23+
------------------------------------------------------------------------------------------------------
Portfolio turnover                                                          170                    141
------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $195                    $57
------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.45% of average daily net assets. In addition, the investment adviser and the distributor contractually waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                                     $0.26                  $0.20
------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):
Expenses##                                                                 1.98                   2.06+
------------------------------------------------------------------------------------------------------
Net investment income                                                      2.52                   2.97+
------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class 529C shares, July 31, 2002, through April 30, 2003.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.

  APPENDIX A

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (x) mark. However, the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ...........................................................................

                 x fund uses, or currently  -- permitted, but fund does not
    SYMBOLS        anticipates using           currently anticipate using
    ---------------------------------------------------------------------------
    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                      x
        Corporate Asset-Backed Securities                              x
        Mortgage Pass-Through Securities                               x
        Stripped Mortgage-Backed Securities                            x
      Corporate Securities                                             x
      Loans and Other Direct Indebtedness                              x
      Lower Rated Bonds                                                x
      Municipal Bonds                                                  x
      U.S. Government Securities                                       x
      Variable and Floating Rate Obligations                           x
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds         x
    Equity Securities                                                  x
    Foreign Securities Exposure
      Brady Bonds                                                      x
      Depositary Receipts                                             --
      Dollar-Denominated Foreign Debt Securities                       x
      Emerging Markets                                                 x
      Foreign Securities                                               x
    Forward Contracts                                                  x
    Futures Contracts                                                  x
    Indexed Securities/Structured Products                             x
    Inverse Floating Rate Obligations                                  x
    Investment in Other Investment Companies
      Open-End Funds                                                   x
      Closed-End Funds                                                 x
    Lending of Portfolio Securities                                    x
    Leveraging Transactions
      Bank Borrowings                                                 --
      Mortgage "Dollar-Roll" Transactions                              x
      Reverse Repurchase Agreements                                    x
    Options
      Options on Foreign Currencies                                    x
      Options on Futures Contracts                                     x
      Options on Securities                                            x
      Options on Bond Indices                                          x
      Reset Options                                                    x
      "Yield Curve" Options                                            x
    Repurchase Agreements                                              x
    Short Sales                                                       --
    Short Term Instruments                                             x
    Swaps and Related Derivative Instruments                           x
    Temporary Borrowings                                               x
    Temporary Defensive Positions                                      x
    "When-Issued" Securities                                           x

MFS(R) RESEARCH BOND FUND


SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, Research Bond or Intermediate, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which it relates and (iii) identify the class and number of shares held by the shareholder.

  IF YOU WANT MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated September 1, 2004 provides more detailed information about the fund and is incorporated into this prospectus by reference.


  YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: http://www.mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

    The fund's Investment Company Act file number is 811-2464

                                                      -------------------------
                                                      MFS(R) RESEARCH BOND FUND
                                                      -------------------------

                                                      SEPTEMBER 1, 2004

[logo] M F S(R)                                         STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                               INFORMATION

A SERIES OF MFS SERIES TRUST IX
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors, but which is not necessarily included in the Fund's Prospectus dated September 1, 2004. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                                   RBF-SAI-9/04

STATEMENT OF ADDITIONAL INFORMATION

PART I

Part I of this SAI contains information that is particular to the Fund.

-----------------
TABLE OF CONTENTS
-----------------
                                                                           Page
I      Definitions ....................................................       3

II     Management of the Fund .........................................       3

       The Fund .......................................................       3

       Trustees and Officers -- Identification and Background .........       3

       Trustee Compensation and Committees ............................       3

       Affiliated Service Provider Compensation .......................       3

III    Sales Charges and Distribution Plan Payments ...................       4

       Sales Charges ..................................................       4

       Distribution Plan Payments .....................................       4

IV     Portfolio Transactions and Brokerage Commissions ...............       4

V      Share Ownership ................................................       4


VI     Investment Techniques, Practices, Risks and Restrictions .......       4


       Investment Techniques, Practices and Risks .....................       4

       Investment Restrictions ........................................       4


VII    Tax Considerations .............................................       4

VIII   Independent Registered Public Accounting Firm and Financial


         Statements ...................................................       4

       Appendix A -- Trustee Compensation and Committees ..............     A-1

       Appendix B -- Affiliated Service Provider Compensation .........     B-1

       Appendix C -- Sales Charges and Distribution Plan Payments .....     C-1

       Appendix D -- Portfolio Transactions and Brokerage Commissions .     D-1

       Appendix E -- Share Ownership ..................................     E-1

I     DEFINITIONS

      "Fund" -  MFS Research Bond Fund, a series of the Trust.

      "Trust" - MFS Series Trust IX, a Massachusetts business trust organized in 1985. The Trust was known as MFS Fixed Income Trust prior to January 18, 1995, and as Massachusetts Financial Bond Fund prior to January 7, 1992.

      "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

      "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" - MFS Service Center, Inc., a Delaware corporation.


      "Prospectus" - The Prospectus of the Fund, dated September 1, 2004, as amended or supplemented from time to time.


II    MANAGEMENT OF THE FUND

      THE FUND
      The Fund is a non-diversified series of the Trust. The Trust is an open-end management investment company.

      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
      The identification and background of the Trustees and officers of the Trust are set forth in Appendix E to Part II.

      TRUSTEE COMPENSATION AND COMMITTEES
      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the Committees of the Board of Trustees, is set forth in Appendix A of this Part I.

      AFFILIATED SERVICE PROVIDER COMPENSATION
      Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, to MFSC, for transfer agency services, and to MFD for program management services -- for certain specified periods, is set forth in Appendix B to this Part I.


        In connection with their deliberations with regard to approval of the Fund's current investment advisory agreement with MFS, the Trustees, including the non-interested Trustees, considered such information and factors as they believe, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Fund. Such factors may vary somewhat from year to year. During the past year, such factors included the following:

        Nature, Quality, Cost and Extent of Services. The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Trustees also considered the nature and extent of certain other services MFS performs on the Fund's behalf, including the securities lending programs and MFS' interaction with third party service providers, principally custodians and sub-custodians.


        Investment Record and Comparative Performance Data. The Trustees reviewed the Fund's investment performance as well as the performance of a peer group of funds.

        Expenses. The Trustees considered the Fund's advisory fee and expense ratios and the advisory fee and expense ratios of a peer group of funds. Additionally, the Trustees considered the fee waivers agreed to by MFS and whether these arrangements may be changed without approval by the Trustees.

        Economies of Scale. The Trustees considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale.

        Profitability. The Trustees considered the level of MFS' profits with respect to the management of the Fund, including a review of MFS' methodology in allocating its costs to the management of the Fund. The Trustees considered the profits realized by MFS in connection with the operation of the Fund and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Fund.

        Personnel and Industry Conditions. The Trustees considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.

        Other Benefits. Taking into account the risks assumed by MFS, the Trustees considered the character and amount of other benefits received by MFS from serving as adviser of the Fund and from providing certain administrative services to the Fund, and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Fund. The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services.

        The non-interested Trustees were assisted in this process by their own independent legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interest of the Fund and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

      SALES CHARGES
      Sales charges paid in connection with the purchase and sale of Fund shares, for certain specified periods, are set forth in Appendix C to this Part I, together with the Fund's schedule of dealer reallowances.

      DISTRIBUTION PLAN PAYMENTS
      Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix C to this Part I.

IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix D to this Part I.


      Broker-dealers may be willing to furnish statistical, research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The value of securities purchased and the brokerage commissions paid by the Fund for research for its most recent fiscal year are set forth in Appendix D to this Part I. The Trustees (together with the Trustees of certain other MFS funds) have directed the Adviser to allocate a total of $132,813 of commission business from certain MFS funds (including the Fund) to Lynch, Jones & Ryan, Inc. as consideration for the annual renewal of certain publications provided by Lipper Inc. (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


V     SHARE OWNERSHIP


      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in the Fund and on an aggregate basis, in all MFS funds overseen, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix E to this Part I.

VI    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS


      INVESTMENT TECHNIQUES, PRACTICES AND RISKS

      The investment objective and investment policies of the Fund are described in the Prospectus.

      In pursuing its investment objective and principal investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI.


      The following percentage limitations apply at the time of investment to certain of these investment techniques and practices:


                                                       PERCENTAGE LIMITATION
               INVESTMENT LIMITATION                  (BASED ON NET ASSETS)
               ---------------------                  ---------------------


      Foreign Securities (including Emerging
        Markets):  ..............................  25% of the Fund's net assets
      Emerging Markets: .........................  10% of the Fund's net assets
      Lower Rated Bonds: ........................  25% of the Fund's net assets


      INVESTMENT RESTRICTIONS
      The Fund has adopted certain investment restrictions which are described in Appendix F to Part II.


VII   TAX CONSIDERATIONS


      For a discussion of tax considerations, see Part II of this SAI.


VIII  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

      Deloitte & Touche LLP is the Fund's Independent Registered Public Accounting Firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

      The Fund's Financial Statements and Financial Highlights for the year ended April 30, 2004 are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accountants, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.

-------------------
PART I - APPENDIX A
-------------------

    TRUSTEE COMPENSATION AND COMMITTEES
    The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Fund's Board of Trustees is set out below.

    TRUSTEE COMPENSATION TABLE
...............................................................................

                                                         TOTAL TRUSTEE FEES FROM
                                     TRUSTEE FEES FROM              FUND
    TRUSTEE                               FUND(1)           AND FUND COMPLEX(2)
    ----------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning(3)                    N/A                     N/A
    Robert C. Pozen(3)                      N/A                     N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                 $1,188                 $196,868
    David H. Gunning(4)                    $  388                   N/A
    William R. Gutow                       $1,188                 $196,868
    J. Atwood Ives                         $1,234                 $207,969
    Amy B. Lane(4)                         $  388                   N/A
    Abby M. O'Neill(5)                     $  789                 $189,682
    Lawrence T. Perera                     $1,229                 $206,858
    William J. Poorvu                      $1,229                 $207,969
    J. Dale Sherratt                       $1,231                 $196,868
    Elaine R. Smith                        $1,170                 $196,868
    Ward Smith(6)                          $1,206                 $206,324

    ----------------
    (1) For the fiscal year ended April 30, 2004.
    (2) Information is provided for the calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Manning and Pozen became Trustees of the Fund on February 24, 2004.
    (4) Mr. Gunning and Ms. Lane became Trustees of the Fund effective January 27, 2004.
    (5) Ms. O'Neill retired as Trustee of the Fund effective December 31, 2003.
    (6) Mr. Smith passed away on August 15, 2004.



COMMITTEES
...................................................................................................................................
                             NUMBER OF
                          MEETINGS IN LAST
NAME OF COMMITTEE           FISCAL YEAR                           FUNCTIONS                               MEMBERS(1)
----------------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE               5             Provides oversight with respect to the accounting and       Gutow*, Lane*, Poorvu* and
                                            auditing procedures of the Fund and, among other things,    Sherratt*
                                            considers the selection of the independent accountants
                                            for the Fund and the scope of the audit, and considers
                                            the effect on the independence of those accountants of
                                            any non-audit services such accountants provide to the
                                            Fund and any audit or non-audit services such
                                            accountants provide to other MFS Funds, MFS and/or
                                            certain affiliates. The Committee is also responsible
                                            for the periodic review and approval of the Fund's
                                            custodial, transfer agency and administrative service
                                            fee arrangements, as well as for establishing procedures
                                            for the receipt, retention and treatment of complaints
                                            received by the Fund regarding accounting, internal
                                            accounting controls, or auditing matters and the
                                            confidential, anonymous submission of concerns regarding
                                            questionable Fund accounting matters by officers of the
                                            Fund and employees of the Fund's investment adviser,
                                            administrator, principal underwriter or any other
                                            provider of accounting-related services to
                                            the Fund.

COMPLIANCE AND                5             Responsible for oversight of the development and            Cohn*, Gunning*, Gutow*,
GOVERNANCE COMMITTEE                        implementation of the Fund's regulatory and fiduciary       Ives* (ex-officio member),
                                            compliance policies, procedures and practices under the     Lane and Sherratt*
                                            1940 Act and other applicable laws as well as oversight
                                            of compliance policies of the Fund's investment adviser
                                            and certain other service providers as they relate to
                                            Fund activities. The Fund's independent chief compliance
                                            officer reports directly to the Committee and assists
                                            the Committee in carrying out its responsibilities.

CONTRACTS REVIEW              3             Requests, reviews and considers the information deemed      All non-interested Trustees
COMMITTEE                                   reasonably necessary to evaluate the terms of the           of the Board (Cohn, Gunning,
                                            investment advisory and principal underwriting              Gutow, Ives, Lane, Perera,
                                            agreements and the Plan of Distribution under rule 12b-1    Poorvu, Sherratt and
                                            that the Fund proposes to renew or continue, and to make    E. Smith)
                                            its recommendations to the full Board of Trustees on
                                            these matters.

NOMINATION AND                5             Recommends qualified candidates to the Board in the         All non-interested Trustees
COMPENSATION                                event that a position is vacated or created. The            of the Board (Cohn, Gunning,
COMMITTEE                                   Committee is also responsible for making recommendations    Gutow, Ives, Lane, Perera,
                                            to the Board regarding any necessary standards or           Poorvu, Sherratt and
                                            qualifications for service on the Board. The Committee      E. Smith)
                                            also reviews and makes recommendations to the Board
                                            regarding compensation for the non-interested Trustees.

PORTFOLIO TRADING AND         5             Oversees the policies, procedures, and practices of the     Cohn*, Gunning*, Gutow*,
MARKETING REVIEW                            Funds with respect to brokerage transactions involving      Ives* (ex-officio member),
COMMITTEE                                   portfolio securities as those policies, procedures, and     Perera* and E. Smith*
                                            practices are carried out by MFS and its affiliates. The
                                            Committee also oversees the administration of the Funds'
                                            proxy voting policies and procedures by MFS. In
                                            addition, the Committee receives reports from MFS
                                            regarding the policies, procedures, and practices of MFS
                                            and its affiliates in connection with their marketing
                                            and distribution of shares of the Funds.

PRICING COMMITTEE             2             Oversees the determination of the value of the portfolio    Ives* (ex-officio member),
                                            securities and other assets held by the Fund and            Manning, Perera*, Poorvu*
                                            determines or causes to be determined the fair value of     and E. Smith*
                                            securities and assets for which market quotations are
                                            not "readily available" in accordance with the 1940 Act.
                                            The Committee delegates primary responsibility for
                                            carrying out these functions to MFS and MFS' internal
                                            valuation committee pursuant to pricing policies and
                                            procedures approved by the Committee and adopted by the
                                            full Board, which include methodologies to be followed
                                            by MFS to determine the fair values of portfolio
                                            securities and other assets held by the Fund for which
                                            market quotations are not readily available. The
                                            Committee meets periodically with the members of MFS'
                                            internal valuation committee to review and assess the
                                            quality of fair valuation and other pricing
                                            determinations made pursuant to the Fund's pricing
                                            policies and procedures, and to review and assess the
                                            policies and procedures themselves. The Committee also
                                            exercises the responsibilities of the Board under the
                                            Amortized Cost Valuation Procedures approved by the
                                            Board on behalf of each Fund which holds itself out as a
                                            "money market fund" in accordance with Rule 2a-7 under
                                            the 1940 Act.

-----------------------------------------------------------------------------------------------------------------------------------
(1) The Trustees' Identification and Background are set forth in Appendix E to Part II.
  * Non-interested or independent Trustees.



-------------------
PART I - APPENDIX B
-------------------

    AFFILIATED SERVICE PROVIDER COMPENSATION
    ...............................................................................................................................

    The Fund paid compensation to its affiliated service providers over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix C.

                                                                            PAID TO
                                              PAID TO MFS                    MFSC                                       AGGREGATE
                      PAID TO MFS                 FOR        PAID TO MFS      FOR                PAID TO MFD             AMOUNT
                         FOR        AMOUNT      GENERAL      FOR CLASS R2   TRANSFER     AMOUNT  FOR PROGRAM   AMOUNT    PAID TO
                       ADVISORY     WAIVED   ADMINISTRATIVE ADMINISTRATIVE   AGENCY      WAIVED   MANAGEMENT   WAIVED   MFS, MFSC
    FISCAL YEAR ENDED  SERVICES     BY MFS      SERVICES     SERVICES(1)*   SERVICES**   BY MFSC  SERVICES(2)  BY MFD     AND MFD
    -------------------------------------------------------------------------------------------------------------------------------
    April 30, 2004   $2,861,637    $1,226,416     $74,209      $    50     $817,417         $0      $1,110      $0     $3,754,423
    April 30, 2003   $1,092,337    $  468,144     $35,084      $     0     $312,290         $0      $  187(3)   $0     $1,439,898
    April 30, 2002   $  205,296    $   87,984     $ 6,582      $     0     $ 58,656         $0       N/A        N/A    $  270,534

    ----------------
    (1) Payment solely from assets attributable to class R2 shares.
      * For the period from the initial public offering of class R2 shares on October 31, 2003.
     ** In addition to the fees disclosed, the fund paid certain out-of-pocket expenses incurred by MFSC.
    (2) Program management services are only rendered by MFD with respect to the 529 share classes, and payment for these services is allocated solely to those share classes.
    (3) For the period from the initial public offering of the 529 share classes on July 31, 2002.


-------------------
PART I - APPENDIX C
-------------------

    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

    SALES CHARGES
    ...............................................................................................................................

    The following sales charges were paid during the specified periods:

                                        CLASS A INITIAL SALES CHARGES:                         CDSC PAID TO MFD ON:

                                                                                                   CLASS                   CLASS
                                                     RETAINED    REALLOWED   CLASS A    CLASS B     529B        CLASS C     529C
    FISCAL YEAR END                      TOTAL        BY MFD    TO DEALERS    SHARES    SHARES      SHARES      SHARES     SHARES
    -----------------------------------------------------------------------------------------------------------------------------

    April 30, 2004                     $1,595,933    $170,746   $1,425,187   $ 2,745   $278,718     $0         $23,451      $0
    April 30, 2003                     $1,084,064    $119,183   $  964,881   $11,534   $183,372      0         $11,708       0
    April 30, 2002                     $  597,948    $ 89,991   $  507,957   $ 1,236   $101,765     N/A        $12,567      N/A

                                         CLASS 529A INITIAL SALES CHARGES:

                                                      RETAINED     REALLOWED
    FISCAL YEAR END                       TOTAL        BY MFD      TO DEALERS
    -----------------------------------------------------------------------------------------------------------------------------
    April 30, 2004                       $2,532         $398         $2,134
    April 30, 2003*                      $4,915         $790         $4,125

    ----------------
    * For the period from the initial public offering of the 529 share classes on July 31, 2002.


    DEALER REALLOWANCES
    ..........................................................................

    As shown above, MFD pays (or "reallows") a portion of the Class A and Class 529A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A and Class 529A shares' offering price is:

                                                                          DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                                                   PERCENT OF OFFERING PRICE
    -------------------------------------------------------------------------------------------------------------------------------
    Less than $100,000                                                             4.00%
    $100,000 but less than $250,000                                                3.20%
    $250,000 but less than $500,000                                                2.25%
    $500,000 but less than $1,000,000                                              1.70%
    $1,000,000 or more                                                             None*


    ----------------
    * A CDSC will apply to such purchase for Class A shares only.


    DISTRIBUTION PLAN PAYMENTS
    ..........................................................................


    During the fiscal year ended April 30, 2004, the Fund made the following Distribution Plan payments:


                                                           AMOUNT OF DISTRIBUTION AND SERVICE FEES:

    CLASS OF SHARES                                PAID BY FUND        RETAINED BY MFD       PAID TO DEALERS
    -------------------------------------------------------------------------------------------------------------------------------

    Class A Shares                                   $551,394              $  8,320              $543,074
    Class B Shares                                    968,177               726,259               241,918
    Class C Shares                                    509,699                   337               509,362
    Class R1 Shares                                    86,928                43,493                43,435
    Class R2 Shares*                                      100                    50                    50
    Class 529A Shares                                     494                   283                   211
    Class 529B Shares                                   1,099                   833                   266
    Class 529C Shares                                   1,364                 1,060                   304


    Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of
    Fund shares.


    ----------------
    * For the period from the initial public offering of Class R2 shares on October 31, 2003.


-------------------
PART I - APPENDIX D
-------------------

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ..........................................................................
    The following brokerage commissions were paid by the Fund during the specified time periods:

                                                        BROKERAGE COMMISSIONS
    FISCAL YEAR END                                          PAID BY FUND
    -------------------------------------------------------------------------


    April 30, 2004                                                $0
    April 30, 2003                                                 0
    April 30, 2002                                                 0

    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ...........................................................................

    During the fiscal year ended April 30, 2004, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of April 30, 2004:

                                                           VALUE OF SECURITIES
    BROKER-DEALER                                          AS OF APRIL 30, 2004
    ---------------------------------------------------------------------------
    Abbey National PLC                                         $ 2,022,831
    Bank of America Corp.                                        6,015,096
    Citigroup, Inc.                                              6,417,488
    Credit Suisse Corp.                                          9,920,752
    Goldman Sachs Group, Inc.                                   24,547,628
    J.P. Morgan Chase                                            1,742,742
    Merrill Lynch & Co., Inc.                                      843,955
    Morgan Stanley & Co., Inc.                                  14,998,958

    TRANSACTIONS FOR RESEARCH SERVICES
    ..........................................................................

    During the fiscal year ended April 30, 2004, the dollar amount of transactions for research services and commissions paid on transactions for research services by the Fund were as follows:

    DOLLAR AMOUNT                                             COMMISSIONS PAID
    OF TRANSACTIONS                                           ON TRANSACTIONS
    FOR RESEARCH SERVICES                                  FOR RESEARCH SERVICES
    ----------------------------------------------------------------------------
    $0                                                               $0

-------------------
PART I - APPENDIX E
-------------------

    SHARE OWNERSHIP

    OWNERSHIP BY TRUSTEES AND OFFICERS


    As of July 31, 2004, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

      The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS funds overseen by the Trustee as of December 31, 2003.


      The following dollar ranges apply:

        N.  None
        A.  $1 - $10,000
        B.  $10,001 - $50,000
        C.  $50,001 - $100,000
        D.  Over $100,000


                                                               AGGREGATE DOLLAR
                                                               RANGE OF EQUITY
                                                               SECURITIES IN ALL
                                 DOLLAR RANGE OF EQUITY       MFS FUNDS OVERSEEN
    NAME OF TRUSTEE                SECURITIES IN FUND             BY TRUSTEE
    ----------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert Manning(1)                      N                          D
    Robert C. Pozen(1)                     N(2)                       D(2)

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                 N                          D
    David H. Gunning(3)                    N                          C
    William R. Gutow                       N                          D
    J. Atwood Ives                         N                          D
    Amy B. Lane(3)                         N                          N
    Lawrence T. Perera                     N                          D
    William J. Poorvu                      N                          D
    J. Dale Sherratt                       N                          D
    Elaine R. Smith                        B                          D

    ----------------
    (1) Messrs. Manning and Pozen became Trustees of the Fund on February 24, 2004.
    (2) As of March 31, 2004.
    (3) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27,
        2004.

    25% OR GREATER OWNERSHIP
    The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of July 31, 2004, and are therefore presumed to control the Fund. All holdings are of record unless indicated otherwise.


                                             JURISDICTION OF
                                              ORGANIZATION          PERCENTAGE
    NAME AND ADDRESS OF INVESTOR              (IF A COMPANY)         OWNERSHIP
    --------------------------------------------------------------------------
          None

    5% OR GREATER OWNERSHIP OF SHARE CLASS

    The following table identifies those investors who own 5% or more of any class of the Fund's shares as of July 31, 2004. All holdings are of record unless indicated otherwise.


    NAME AND ADDRESS OF INVESTOR OWNERSHIP                     PERCENTAGE
    ...........................................................................


    Merrill Lynch Pierce                               20.79% of Class A Shares
    Fenner & Smith Inc. For The Sole Benefit
      Of Its Customers
    4800 Deer Lake Dr.
    Jacksonville, FL 32246-6484

    Charles Schwab & Co., Inc.                          7.99% of Class A Shares
    FBO Clearing Customers
    101 Montgomery Street
    San Francisco, CA 94104-4122

    Merrill Lynch Pierce Fenner & Smith Inc.           17.88% of Class C Shares
    For the Sole Benefit Of Its Customers
    4800 Deer Lake Dr. E
    Jacksonville, FL 32246-6486

    Citigroup Global Markets Inc.                       6.71% of Class C Shares
    Surpas House Account
    attn: Cindy Tempesta 7th Floor
    333 W. 34th St.
    New York, NY 10001-2402

    R. Joseph, R. Harter, J. Zimmerman TRS              6.86% of Class I Shares
    Bingham McCutchen LLP Retirement
    attn: C. Giorgi VP-RSI
    MFS Investment Management
    500 Boylston Street
    Boston, MA 02116

    Fields, Tsai, karamichos, Colodny,                  5.17% of Class R1 Shares
    Greenfield, Trustees
    attn: C. Giorgi VP-RSI
    MFS Investment Management
    500 Boylston Street
    Boston, MA 02116

    Fulvest & Co.                                      32.54% of Class R1 Shares
    c/o FFA Trustee of Trust Funds
    P.O. Box 3215
    Lancaster, PA 17604-3215

    Massachusetts Financial Services Co.               35.53% of Class R2 Shares
    attn: Thomas Hastings 9th Floor
    500 Boylston Street
    Boston, MA 02116-3740

    Arthur H. Ostrov, MD                               25.32% of Class R2 Shares
    Saratoga Schenectady Gastro Rtmt Pl
    attn: C. Giorgi VP-RSI
    MFS Investment Management
    500 Boylston Street
    Boston, MA 02116

    Stewart & Morris TTEES                             39.13% of Class R2 Shares
    Stewart Engineering, Inc. 401K
    attn: C. Giorgi VP-RSI
    MFS Investment Management
    500 Boylston Street
    Boston, MA 02116

    MFS 529 Savings Plan                               100% of Class 529A Shares
    c/o Massachusetts Financial Services Co.           100% of Class 529B Shares
    500 Boylston Street                                100% of Class 529C Shares
    Boston, MA 02116-3740

    MFS Conservative Allocation Fund                    7.76% of Class I Shares
    MFS Investment Management
    500 Boylston Street
    Boston, MA 02116

    MFS Moderate Allocation Fund                       40.51% of Class I Shares
    MFS Investment Management
    500 Boylston Street
    Boston, MA 02116

    MFS Growth Allocation Fund                         37.06% of Class I Shares
    MFS Investment Management
    500 Boylston Street
    Boston, MA 02116
    ..........................................................................

STATEMENT OF ADDITIONAL INFORMATION
PART II


Part II of this SAI, updated through July 1, 2004, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


-----------------
TABLE OF CONTENTS
-----------------

                                                                          PAGE
I    Management of the Fund ...............................................    1
     Trustees/Officers ....................................................    1
     Investment Adviser ...................................................    1
     Administrator ........................................................    2
     Custodian ............................................................    2
     Shareholder Servicing Agent ..........................................    3
     Distributor ..........................................................    3
     Program Manager ......................................................    3
     Code of Ethics .......................................................    3
II   Principal Share Characteristics ......................................    3
     Class A, Class 529A and Class J Shares ...............................    3
     Class B, Class 529B, Class C, Class 529C, Class R1, Class R2
     and Class I Shares ...................................................    4
     Waiver of Sales Charges ..............................................    4
     Financial Adviser Commissions and Concessions ........................    4
     General ..............................................................    4
III  Distribution Plan ....................................................    5
     Features Common to Each Class of Shares ..............................    5
     Features Unique to Each Class of Shares ..............................    6
IV   Investment Techniques, Practices, Risks and Restrictions..............    7
V    Net Income and Distributions .........................................    7
     Money Market Funds ...................................................    7
     Other Funds ..........................................................    7
VI   Tax Considerations ...................................................    7
     Taxation of the Fund .................................................    8
     Taxation of Shareholders .............................................    8
     Special Rules for Municipal Fund Distributions .......................   10
     Special Considerations for 529 Share Classes .........................   11
VII  Portfolio Transactions and Brokerage Commissions .....................   12
VIII Determination of Net Asset Value .....................................   13
     Money Market Funds ...................................................   13
     Other Funds ..........................................................   13
IX   Shareholder Services .................................................   13
     Investment and Withdrawal Programs ...................................   13
     Exchange Privilege ...................................................   16
     Tax-Deferred Retirement Plans ........................................   17
     Qualified Tuition Programs ...........................................   18
     Information Available to Shareholders ................................   18
X    Description of Shares, Voting Rights and Liabilities .................   18
     Appendix A -- Waivers of Sales Charges ...............................  A-1
     Appendix B -- Financial Adviser Commissions and Concessions ..........  B-1
     Appendix C -- Investment Techniques, Practices and Risks .............  C-1
     Appendix D -- Description of Bond Ratings ............................  D-1
     Appendix E -- Trustees and Officers -- Identification and Background .  E-1
     Appendix F -- Investment Restrictions ................................  F-1
     Appendix G -- Proxy Voting Policies and Procedures ...................  G-1

I     MANAGEMENT OF THE FUND

      TRUSTEES/OFFICERS
      BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.


      TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred retirement benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


        Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

      INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

      INVESTMENT ADVISER
      The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (an insurance company).


      INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.


        The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

        The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

        The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

        The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.


        The Adviser is free to render investment and/or other services to others. Whenever the Fund and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause the Fund to pay a financial adviser a higher commission than another financial adviser might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the financial adviser. For more information about the Fund's investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.


      ADMINISTRATOR

      MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets. Until March 31, 2004, each Fund paid MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                      0.0175%
        Next $2.5 billion                     0.0130%
        Next $2.5 billion                     0.0005%
        In excess of $7 billion               0.0000%

        Effective April 1, 2004, each Fund pays MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                      0.01120%
        Next $2.5 billion                     0.00832%
        Next $2.5 billion                     0.00032%
        In excess of $7 billion               0.00000%

        In addition, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.


      CUSTODIAN

      State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

      SHAREHOLDER SERVICING AGENT
      MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designed to achieve a target pre-tax annual profit margin of 10% (with a minimum and maximum pre-tax annual profit margin of 8% and 12%, respectively). Taking into account this goal, each Fund pays MFSC a fee based on its average daily net assets equal to:
      0.11% for the period from January 1, 2004 through March 31, 2004; 0.10% for the period from April 1, 2004 through June 30, 2004; and 0.0861% for the period from July 1, 2004 through December 31, 2004. Thereafter, the fee will be established upon agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

        In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide recordkeeping, reporting, processing, and other shareholder services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party.

        MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

      DISTRIBUTOR

      MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

      PROGRAM MANAGER
      MFD serves as program manager for a qualified tuition program under
      Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs.

      CODE OF ETHICS

      The Fund and its Adviser and Distributor have each adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the Securities and Exchange Commission (the "SEC"). The code can be reviewed and copied at the:

           Public Reference Room
           Securities and Exchange Commission
           Washington, D.C. 20549-0102

      Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The code also is available on the EDGAR Database on the Commission's internet website at http:// www.sec.gov, and copies of the code may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II    PRINCIPAL SHARE CHARACTERISTICS


      Set forth below is a description of Class A, 529A, B, 529B, C, 529C, R1, R2, I and J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.


        The term "financial adviser" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.


      CLASS A, CLASS 529A AND CLASS J SHARES

      MFD acts as a distributor in selling Class A, 529A and J shares of the Fund to financial advisers. The public offering price of Class A, 529A and J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, 529A and J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

        In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:


      o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

          > the plan had established an account with MFSC; and

          > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

              + The employer had at least 25 employees; or

              + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;


          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

          > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investments in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

          > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

          > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
            PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if


          > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

          > The plan records are maintained on a pooled basis by MFSC; and

          > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


      CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R1, CLASS R2, AND CLASS I SHARES

      MFD acts as distributor in selling Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

      WAIVER OF SALES CHARGES

      In certain circumstances, the initial sales charge imposed upon purchases of Class A and 529A shares and the CDSC imposed upon redemptions of Class A, B, C, 529B and 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.

      FINANCIAL ADVISER COMMISSIONS AND CONCESSIONS
      MFD pays commissions and provides concessions to financial advisers that sell Fund shares. These financial adviser commissions and concessions are described in Appendix B of this Part II.


      GENERAL

      Neither MFD nor financial advisers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial advisers. MFD may benefit from its temporary holding of funds paid to it by financial advisers for the purchase of Fund shares.


III   DISTRIBUTION PLAN


      RULE 12B-1 PLAN
      The Trustees have adopted a Distribution Plan for Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R1, Class R2, and Class J shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.


        The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.

        In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

      FEATURES COMMON TO EACH CLASS OF SHARES
      There are features of the Distribution Plan that are common to each Class of shares, as described below.


      SERVICE FEES -- The Distribution Plan provides that the Fund may pay
      MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate financial advisers which enter into an agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the financial adviser with respect to shares of the Designated Class owned by investors for whom such financial adviser is the financial adviser or holder of record or for whom the financial adviser provides such services. MFD may from time to time reduce the amount of the service fees paid to financial advisers. Financial advisers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no financial adviser of record, for which payment of the service fee to financial advisers has been reduced, or for which qualification standards have not been met.

      DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to financial advisers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.


      OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

        The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

      FEATURES UNIQUE TO EACH CLASS OF SHARES
      There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.


      CLASS A AND CLASS 529A SHARES -- Class A and 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial adviser making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial adviser also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial advisers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution- related expenses or other distribution-related expenses.

      CLASS B AND CLASS 529B SHARES -- Class B and 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial advisers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial advisers become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

        Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial advisers upon purchase of Class B and 529B shares).

      CLASS C AND CLASS 529C SHARES -- Class C and 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial advisers of up to 1.00% of the purchase price of Class C or 529C shares purchased through financial advisers at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial advisers, MFD will retain the 1.00% per annum Class C or 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial advisers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

        This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial advisers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial advisers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or 529C shares, respectively.

      CLASS R1 AND CLASS R2 SHARES -- Class R1 and R2 shares are offered at net asset value without an initial sales charge or CDSC. Class R1 and R2 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay an up front commission from the Class R1 and R2 distribution fee and may pay the ongoing service fee to the financial adviser making the sale or providing certain services to the retirement plan.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R1 and R2 shares, respectively. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.50% per annum of the average daily net assets of the Fund attributable to Class R1 and R2 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

      CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial adviser making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial adviser also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.


IV    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V     NET INCOME AND DISTRIBUTIONS

      MONEY MARKET FUNDS
      The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

        For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

        Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

        It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

      OTHER FUNDS
      Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI    TAX CONSIDERATIONS

      The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

      TAXATION OF THE FUND
      FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its investment company taxable income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

      MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

      TAXATION OF SHAREHOLDERS

      TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Certain distributions of ordinary dividends to a non-corporate shareholder of the Fund may qualify as "qualified dividend income," provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections (described below). Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the Fund. If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, consists of "qualified dividend income," the Fund may designate, and the Fund's non-corporate shareholders may then treat, all of those distributions as "qualified dividend income" if the shareholders satisfy certain holding period requirements and refrain from making certain elections. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. Stock is considered readily tradable on an established U.S. securities market if that stock, or an American Depository Receipt (an ADR) with respect to that stock, is listed on certain securities exchanges or on the Nasdaq Stock Market. "Passive foreign investment companies," "foreign personal holding companies" and "foreign investment companies" will not be treated as "qualified foreign corporations" for these purposes.

        In order for some portion of the dividends received by a shareholder of the Fund to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.


        Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.


        Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.


        Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

      DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

      DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

      U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

      BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

      FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

      STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.


      CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
      Section 514(b). If a charitable remainder trust (as defined in Code
      Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.


      OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. These special rules may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

      FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

        If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

      SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
      The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

      TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.


      TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.


      CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED
      TAX- EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

      CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

      CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

      STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
      The following special considerations apply specifically to the ownership of a Fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.

        The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

        Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

      TAX SHELTER REPORTING -- Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII   PORTFOLIO TRANSACTIONS AND

      BROKERAGE COMMISSIONS
      Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.


        In connection with the selection of brokers or dealers, and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

        In the case of securities traded in the over-the-counter market, the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution may be available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are in effect recaptured by the MFS Funds.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms or either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.


        Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage and research services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing such brokerage and research services.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).


        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund and the Adviser's other clients.

        The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid, by an amount which cannot be currently determined. The Research received is useful and of value to the Adviser in serving both the Fund and other clients of the Adviser. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


        In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


        Certain Funds have entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of State Street Bank and Trust Company, one of the Fund's Custodians, under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Funds, including the Funds' custodian fees. In addition, the Funds' have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent.

        In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


VIII  DETERMINATION OF NET ASSET VALUE


      The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. The MFS Government Money Market Fund also determines its net asset value as of 8:30 a.m. Eastern time on each day the Exchange is open for business.


      MONEY MARKET FUNDS

      Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees of such Fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments that the Adviser under the supervision of the Fund's Board of Trustees determines present minimal credit risks, and that are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Fund's Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees that oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist that may result in a material dilution or other unfair result to investors or existing shareholders, it may take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.


      OTHER FUNDS

      The following valuation techniques apply to each MFS Fund that is not a money market fund.

        Equity securities held by a Fund are valued at their market value when market quotations are readily available. Debt securities held by a Fund are valued based on information furnished by an independent pricing service or readily available market quotations. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.


IX    SHAREHOLDER SERVICES

      INVESTMENT AND WITHDRAWAL PROGRAMS

      The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial adviser or if your investment in the Fund is made through a retirement plan or 529 tuition program.

      LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The gross amount of the shareholder's investment (which includes the amount of the sales charge paid) will apply towards the Letter of Intent commitment. Shareholders may combine certain accounts of a spouse (or legal equivalent under state law) and their children under the age of 21 for purposes of meeting this commitment amount. Accounts eligible for linking under the Letter of Intent include individual accounts, joint accounts, bona fide trusts where the shareholder, spouse or child under 21 is grantor, MFS 529 College Savings Plan accounts, single-participant retirement plan accounts and accounts held in the name of a financial adviser (excluding accounts held in omnibus arrangements); provided, however, that your financial adviser must inform MFSC when to combine eligible accounts held in its name with accounts held with MFSC in your name directly. The shareholder or his or her financial adviser must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months (or 36 months in the case of purchases of Class A shares of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, the shareholder will pay the increased amount of the sales charge as described in the Prospectus. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the financial adviser stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


        Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

        If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


      RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A or 529A shares when the shareholder's new investment, together with the current offering price value of all holdings of Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares of that shareholder, including the shareholder's spouse (or legal equivalent under state law) and children under 21, in the MFS Funds or MFS Fixed Fund reaches a discount level; provided, however, that non-omnibus accounts held in the name of a financial adviser may not be aggregated with individual shareholder accounts for purposes of the Right of Accumulation discount unless the financial adviser informs MFSC when to combine certain eligible accounts. See "Description of Share Classes" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide his or her financial adviser or MFSC (or the shareholder's financial adviser must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made, which may include account statements of accounts held at other financial advisers.


      SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this provilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


      DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


      SYSTEMATIC WITHDRAWAL PLAN -- Except with respect to the 529 share classes, a shareholder may direct MFSC to send the shareholder (or anyone the shareholder designates) regular periodic payments based upon the value of the shareholder's account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


      INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of the shareholder's financial adviser must be included with each investment.

      GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or 529A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the financial adviser to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial adviser, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


      AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


        Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial adviser or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.


        A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

      REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge). For shareholders who exercise this privilege after redeeming Class A, Class C or Class 529C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new Class A, Class C or Class 529C shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares redeemed.

        Shareholders who redeem Class B or Class 529B shares and then exercise their 90-day reinstatement privilege may reinvest their redemption proceeds in Class A or Class 529A shares, in which case the Class A or Class 529A shares purchased will not be subject to a front-end sales charge or a CDSC, but if you paid a CDSC when you redeemed your Class B or Class 529B shares, your account will not be credited with the CDSC you paid.

        In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

      EXCHANGE PRIVILEGE
      Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.


      EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares. For exchanges into and from the MFS Government Money Market Fund, the net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m.) will be used (as opposed to the net asset value determined as of 8:30 a.m.).


      EXCHANGES INVOLVING AN MFS MONEY MARKET FUND -- Class A, I, 529A, R1 and R2 shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

      EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, C, R1 and R2 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, C, R1 and R2 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privilege). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, 529B or 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under
      Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.


      GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial adviser or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of participants in MFS Serviced Plans) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses). Financial advisers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile or electronic means subject to the requirements set forth above.

        Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial advisers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.


        Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

      TAX-DEFERRED RETIREMENT PLANS

      Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through financial advisers, plans and/or custody agreements, the following:


        o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

        o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

        o Simplified Employee Pension (SEP-IRA) Plans;

        o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

        o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

        o Certain other qualified pension and profit-sharing plans.


        The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.


        An investor should consult with his or her tax adviser before establishing any of the tax-deferred retirement plans described above.

        For those Funds that do not offer Class R1 and R2 shares, Class C shares are not generally available (subject to policies adopted by MFD from time to time) for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). See the Fund's prospectus for details.


        MFS and its affiliates provide recordkeeping services to MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer the following share classes to MFS Serviced Plans based upon the following investment thresholds:

      PLAN INVESTMENTS                              AVAILABLE SHARE CLASS
      ----------------                              ---------------------

      Between $0 and $1 million                     Class C shares
      Between $1 million and $10 million            Class R1, R2 shares
      Over $10 million                              Class A shares

        Plan assets are determined at the time of purchase, either alone or in aggregate with other plans maintained with the MFS Funds by the same plan sponsor, and must be at the time of investment, or within a reasonable period of time, as determined by MFD in its sole discretion, within the applicable asset thresholds described above. MFS may waive or change these criteria from time to time at its discretion.

        Purchases of Class R1 shares by retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement (these other plans being referred to as "Investment Only Plans") are generally subject to a minimum investment amount of $1 million. Class R2 shares are not available for sale to Investment Only Plans.

      QUALIFIED TUITION PROGRAMS

      Class 529A, 529B and 529C shares are only offered in conjunction with qualified tuition programs established in accordance with Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, 529B or 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.

      INFORMATION AVAILABLE TO SHAREHOLDERS
      The Fund will make available to shareholders, upon reasonable request, information on its portfolio holdings and capital gain and loss positions in accordance with its operating policies concerning the release of such information, which may be changed at any time at the discretion of the Fund without notice to shareholders.

X     DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

        Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

        Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

        The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

        The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

        Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

        The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

        The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

        The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
1.   WAIVERS  FOR  PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE
     FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES
     ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------

     A. 401(a) PLANS AND ESP PLANS**

-----------------------------------------------------------------------------------------------------------------------------------
     o To the extent that redemption proceeds are used to pay expenses (or certain                         x         x         x
       participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees).

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares purchased or redeemed representing transfers from, or transfers to, plan           x         x         x         x
       investments other than the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired pursuant to repayments by retirement plan participants of loans from      x         x         x         x
       401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------

     o By a retirement plan which established an account with MFSC between July 1, 1996 and                          x
       December 31, 1998.

-----------------------------------------------------------------------------------------------------------------------------------
     o By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper                         x
       Plus product and which established its account with MFSC on or after January 1, 1999
       (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998 and before December 31, 2002). A plan with a pre- existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers from a single account maintained for a 401(a) Plan to multiple accounts                   x         x         x
       maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
     B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     o All MFS Serviced Plans.                                                                                                 x
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers due to the eligibility of an MFS Serviced Plan to move its investment into a    x         x         x         x
       new share class because its Plan asset size has met certain eligibility criteria established from time to time by MFD.
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfer to rollover IRA from an MFS Serviced Plan.                                       x                             x
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes  corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

-----------------------------------------------------------------------------------------------------------------------------------
     o Reinvestment of Redemption Proceeds from Class B Shares                                   x         x

         > Shares acquired by a retirement plan whose account application was received by
           MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the
           MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

         > Shares acquired by a retirement plan whose account application was received by
           MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.

-----------------------------------------------------------------------------------------------------------------------------------
2.   WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
     A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     o Where the retirement plan and/or sponsoring organization demonstrates to the              x         x
       satisfaction of, and certifies to, MFSC that the retirement plan (or multiple plans maintained by the same plan sponsor) has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more (applies only when the certification was received by MFSC on or prior to March
       30, 2001) or $1,000,000 or more (applies only when the certification is received by
       MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS
       Funds and aggregate assets of at least $10 million; provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or
       (b) with respect to plans which establish an account with MFSC prior to November 1,
       1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.
-----------------------------------------------------------------------------------------------------------------------------------
3.   WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     o Death, disability or retirement of 401(a) or ESP Plan participant, or death or                      x         x         x
       disability of IRA owner, SRO Plan Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
     o Eligible participant distributions, such as distributions due to death, disability,                 x         x         x
       financial hardship, retirement and termination of employment from nonqualified deferred compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
     o Loan from 401(a) or ESP Plan.                                                                       x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as                  x         x         x
       amended from time to time) for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------

     o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a                  x         x         x
       termination of the Plan).

-----------------------------------------------------------------------------------------------------------------------------------
     o Tax-free return of excess 401(a) Plan, ESP Plan or IRA contributions.                               x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of              x         x         x
       the MFS Funds for more than 10 years from the later to occur of (i) January 1, 1993 or
       (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the
       MFS Funds. The sales charges will be waived in the case of a redemption of all of the
       401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or
       ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the
       MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS
       Funds, in which case the sales charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------

     o Distributions made on or after the IRA owner, ESP participant, SRO Plan participant or              x
       401(a) Plan participant has attained the age of 591/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
     o Certain involuntary redemptions and redemptions in connection with certain automatic                x         x         x
       withdrawals from a 401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
     o Distributions made on or after the IRA owner or the 401(a), ESP, SRO or SAR-SEP Plan                x         x         x
       participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

-----------------------------------------------------------------------------------------------------------------------------------
     B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers to an IRA rollover account where any sales charges with respect to the                    x         x         x
       shares being reregistered would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
     C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

     o Shares acquired by retirement plans or trust accounts whose third party administrators    x         x
       or financial advisers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

-----------------------------------------------------------------------------------------------------------------------------------
     D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by an IRA owner if: (i) the purchase represents the timely rollover of    x         x
       distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
-----------------------------------------------------------------------------------------------------------------------------------
4.   WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
     A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired on behalf of a group, association or employer sponsored plan, pursuant    x         x         x         x
       to guidelines created by MFD from time to time.
-----------------------------------------------------------------------------------------------------------------------------------
     B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, B AND C SHARES
-----------------------------------------------------------------------------------------------------------------------------------
     o The initial sales charge imposed on purchases of Class 529 shares, and the CDSC           x         x         x         x
       imposed on certain redemptions of Class A, B and C shares, are waived where Class
       529A, 529B and 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, B and C shares, respectively, of the same Fund; provided however, that any applicable CDSC liability on the Class B or C shares redeemed will carry over to the Class 529B or 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or 529C shares will be measured from the date of original purchase of the Class B or C shares redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
     C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by 529 tuition programs whose sponsors or administrators have entered     x         x
       into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
     D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed where the redemption proceeds are used to pay for qualified higher                  x         x         x
       education expenses, which may include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.
-----------------------------------------------------------------------------------------------------------------------------------
     E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed where the account beneficiary has received a scholarship, up to the                 x         x         x
       amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
     F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on account of the death of the 529 plan account beneficiary if the                            x         x
       shares were held solely for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
5.   OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired through dividend or capital gain reinvestment.                            x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by automatic reinvestment of distributions of dividends and capital       x         x         x         x
       gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------

     B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by officers, eligible directors, employees (including retired             x         x         x         x
       employees) and agents of MFS, Sun Life or any of their subsidiary companies.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by trustees and retired trustees of any investment company for which      x         x         x         x
       MFD serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by employees, directors, partners, officers and trustees of any           x         x         x         x
       sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------

     o Shares acquired by employees or registered representatives of financial advisers.         x         x         x         x

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by certain family members of any such individual identified above and     x         x         x         x
       their spouses or domestic partners, and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.       x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's                 x         x         x
       account.
-----------------------------------------------------------------------------------------------------------------------------------
     D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by certain bank trust departments or law firms acting as trustee or       x         x
       manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
     E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
     o The initial sales charge imposed on purchases of Class A shares and the contingent        x         x
       deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS
       Funds.
-----------------------------------------------------------------------------------------------------------------------------------
     F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
     o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per                         x         x
       year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.
-----------------------------------------------------------------------------------------------------------------------------------
     G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on the account of the death of the account owner (e.g., shares                                x         x
       redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
     H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on account of the disability of the account owner if shares are held                          x         x
       either solely or jointly in the disabled individual's name in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
     I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by investments through certain dealers (including registered              x         x
       investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket"
       account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
     J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by insurance company separate accounts.                                   x         x
-----------------------------------------------------------------------------------------------------------------------------------
     K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed from TA Plans or bank trust client accounts where MFS has not paid an                                   x
       up front commission with respect to the sale of the shares, provided that the TA Plan or bank trust arrangement meets certain conditions established from time to time by
       MFS.

* Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

--------------------
PART II - APPENDIX B
--------------------


    FINANCIAL ADVISER COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial advisers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial advisers. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.


    CLASS A, 529A AND J SHARES

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, 529A and J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial advisers, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the financial adviser reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial advisers an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial advisers on new investments made through such financial advisers as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ----------------------------------------------------------

    1.00%                    On the first $2,000,000, plus
    0.80%                    Over  $2,000,000  to  $3,000,000, plus
    0.50%                    Over  $3,000,000  to $50,000,000, plus
    0.25%                    Over $50,000,000


      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial advisers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.


      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial advisers on new investments made through such financial advisers as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS      CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------


    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000


      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial advisers with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial advisers which are designed to maximize the commissions paid by MFD to financial advisers.


    CLASS B AND 529B SHARES

    For purchases of Class B and 529B shares, MFD will pay commissions to financial advisers of 3.75% of the purchase price of Class B and 529B shares purchased through financial advisers. MFD will also advance to financial advisers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial adviser upon the sale of Class B and 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial advisers equal to 3.00% of the amount purchased through such financial advisers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.


      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial advisers, but instead pays an amount to financial advisers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C AND 529C SHARES

    Except as noted below, for purchases of Class C and 529C shares, MFD will pay financial advisers 1.00% of the purchase price of Class C and 529C shares purchased through financial advisers, in which case the financial advisers will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.

      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial adviser, but instead pays an amount to the financial adviser up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.

      For purchases of Class C shares by an Alliance Plan (see definition below under Class R1 and R2 shares), MFD will pay commissions to the financial adviser under either option discussed above at the financial adviser's discretion.


    CLASS R1 AND R2 SHARES

    For purchases of Class R1 and R2 shares, the following commission/payment options are available for financial advisers:


    CLASS R1                     OPTION A      OPTION B      OPTION C
    --------                     --------      --------      --------
    o MFS Serviced Plans            x             x            N/A
    o Alliance Plans               N/A            x             x
    o Investment Only Plans        N/A            x            N/A

    CLASS R2*
    ---------
    o MFS Serviced Plans           N/A            x            N/A
    o Alliance Plans               N/A            x            N/A

    ----------
    * Not available to Investment Only Plans


    OPTION A
    --------

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS        CUMULATIVE PURCHASE AMOUNT
    ---------------------------------------------------------------------


    1.00%                        On the first $1,000,000 to $4,000,000,
                                 plus
    0.50%                        Over $4,000,000 to $25,000,000, plus
    0.25%                        Over $25,000,000


      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial advisers under this option with respect to a shareholder's new investment in class R1 shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial advisers which are designed to maximize the commissions paid by MFD to financial advisers.


    OPTION B
    --------

      Payments made by the Fund under its Rule 12b-1 plan for Class R1 or R2 shares equaling up to 0.50% per annum of the average daily net assets of the Fund attributable to the account, payable at the rate of up to 0.125% at the end of each quarter, in arrears.

    OPTION C
    --------


      Payment of 0.60% of the purchase price of Class R1 shares, in which case the financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.


    GENERAL
    -------

      MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service.

      Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

      Investment Only Plans are defined as retirement plans which are not MFS Serviced Plans or Alliance Plans.


    ADDITIONAL FINANCIAL ADVISER COMMISSIONS/
    CONCESSIONS
    Financial advisers may receive different compensation with respect to sales of Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C and Class J shares. In addition, from time to time, MFD may pay financial advisers 100% of the applicable sales charge on sales of Class A, Class 529A and Class J shares of certain specified Funds sold by such financial adviser during a specified sales period. MFD also may make additional payments to financial advisers out of its own assets under the categories described below. These categories are not mutually exclusive, and a single financial adviser may receive payments under all four categories.

    MARKETING SUPPORT PAYMENTS
    MFD may make payments to key financial advisers that are holders or financial advisers of record for accounts in one or more of the Funds. A financial adviser's marketing support services may include business planning assistance, educating financial adviser personnel about the MFS funds and shareholder financial planning needs, placement on the financial adviser's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the financial adviser. MFD compensates financial advisers differently depending upon, among other factors, the level and/or type of marketing support provided by the financial adviser. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs). As of June 17, 2004, the financial advisers to which MFD anticipates making payments under this category are Merrill Lynch, Pierce, Fenner and Smith, Inc., Citigroup Global Markets Holdings, Inc., UBS Financial Services, Inc., A.G. Edwards & Co., American Express Financial Advisors, Wachovia Securities, ING Network, Cuna Brokerage Services, H.D. Vest, Commonwealth Financial Network, RBC Dain Rauscher, Citicorp Investment Services and Securities America, Inc. (and such firm's respective affiliates). Any additions, modifications or deletions to the financial advisers identified in the previous sentence that have occured since that date are not reflected. Effective June 17, 2004, in the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS's retail mutual funds, and 0.05% of the total assets attributable to that financial adviser, on an annual basis. In addition, marketing support payments are made under an existing agreement with Linsco/Private Ledger Corp. ("LPL"). Marketing support payments under this agreement are not subject to the above limitations, but will not exceed 0.15% of the average total MFS Fund net assets attributable to brokerage accounts held with LPL, on an annual basis.

    PROGRAM SERVICING PAYMENTS
    MFD also may make payments to certain financial advisers that sell MFS
    Fund shares through programs such as retirement plans or qualified tuition programs. A financial adviser may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement program services may include services rendered to a plan in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Qualified tuition program services may include services related to administration of the program (such as plan level compliance, audit, account reconciliation, etc.), or participant recordkeeping, reporting and processing. Payments generally will not exceed 0.25% of the total assets in the program, on an annual basis.

    PROCESSING SUPPORT PAYMENTS
    MFD also may make payments to certain financial advisers that sell MFS
    Fund shares to help offset their costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial adviser, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial adviser's mutual fund trading system.

    OTHER CASH PAYMENTS
    From time to time, MFD, at its expense, may provide additional compensation to financial advisers which sell or arrange for the sale of shares of the Fund. Such compensation provided by MFD may include financial assistance to financial advisers that enable MFD to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial adviser- sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD guidelines and applicable law. These payments may vary depending upon the nature of the event.

      You can ask your financial adviser for information about any payments it receives from MFD and any services provided.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.


      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association
    (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.


      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.


      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.


      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

      These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

      The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are not supported by the full faith and credit of the U.S. Government but are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.


      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar- denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this
    Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
    (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS

    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.


      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
    Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

--------------------
PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.


    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

--------------------
PART II - APPENDIX E
--------------------

                                                         MFS FUNDS BOARD

                                      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND


The Trustees and Officers of the Trust are listed below, together with their principal occupations during the past five years.
(Their titles may have varied during that period.) Their business address is 500 Boylston Street, Boston, MA 02116.



--------------------------------------------------------------------------------------------------------------------------------
                           POSITION(s) HELD    TRUSTEE/OFFICER                PRINCIPAL OCCUPATIONS & OTHER
NAME, DATE OF BIRTH           WITH FUND             SINCE+              DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)        Trustee and President   February 2004        Massachusetts Financial Services Company, Chief Executive
(born 10/20/63)                                                          Officer, President, Chief Investment Officer and Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Robert C. Pozen(3)          Trustee                 February 2004        Massachusetts Company, Chairman Financial Services (since
(born 08/08/46)                                                          February 2004); Harvard Law School (education), John Olin
                                                                         Visiting Professor (since July 2002); Secretary of
                                                                         Economic Affairs, The Commonwealth of Massachusetts
                                                                         (January 2002 to December 2002); Fidelity Investments,
                                                                         Vice Chairman (June 2000 to December 2001); Fidelity
                                                                         Management & Research Company (investment adviser),
                                                                         President (March 1997 to July 2001); The Bank of New York
                                                                         (financial services), Director; Bell Canada Enterprises
                                                                         (telecommunications), Director; Telesat (satellite
                                                                         communications), Director

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------

J. Atwood Ives              Trustee and Chair of    February 1992        Private investor; KeySpan Corporation (energy related
(born 05/01/36)             Trustees                                     services), Director; Eastern Enterprises (diversified
                                                                         services company), Chairman, Trustee and Chief Executive
                                                                         Officer (until November 2000)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Cohn, M.D.      Trustee                 August 1993          Brigham and Women's Hospital, Chief of Cardiac Surgery;
(born 03/11/37)                                                          Harvard Medical School, Professor of Surgery

-----------------------------------------------------------------------------------------------------------------------------------
David H. Gunning            Trustee                 January 2004         Cleveland-Cliffs Inc. (mining products and service
(born 05/30/42)                                                          provider), Vice Chairman/ Director (since April 2001);
                                                                         Encinitos Ventures (private investment company), Principal
                                                                         (1997 to April 2001); Lincoln Electric Holdings, Inc.
                                                                         (welding equipment manufacturer), Director; Southwest Gas
                                                                         Corporation (natural gas distribution company), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
William R. Gutow            Trustee                 December 1993        Private investor and real estate consultant; Capitol
(born 09/27/41)                                                          Entertainment Management Company (video franchise), Vice
                                                                         Chairman

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Amy B. Lane                 Trustee                 January 2004         Retired; Merrill Lynch & Co., Inc., Managing Director,
(born 02/08/53)                                                          Investment Banking Group (1997 to February 2001); Borders
                                                                         Group, Inc. (book and music retailer), Director; Federal
                                                                         Realty Investment Trust (real estate investment trust),
                                                                         Trustee
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera          Trustee                 July 1981            Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
William J. Poorvu           Trustee                 August 1982          Private investor; Harvard University Graduate School of
(born 04/10/35)                                                          Business Administration, Class of 1961 Adjunct Professor
                                                                         in Entrepreneurship Emeritus; CBL & Associates Properties,
                                                                         Inc. (real estate investment trust), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt            Trustee                 August 1993          Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                          specialists), President; Wellfleet Investments (investor
                                                                         in health care companies), Managing General Partner (since
                                                                         1993); Cambridge Nutraceuticals (professional nutritional
                                                                         products), Chief Executive Officer (until May 2001)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Elaine R. Smith             Trustee                 February 1992        Independent health care industry consultant
(born 04/25/46)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Ward Smith                  Trustee                 October 1992         Private investor
(born 09/13/30)

-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)        President and Trustee   February 2004        Massachusetts Financial Services Company, Chief Executive
(born 10/20/63)                                                          Officer, President, Chief Investment Officer and Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James R. Bordewick, Jr.(3)  Assistant Secretary and September 1990       Massachusetts Financial Services Company, Senior Vice
(born 03/06/59)             Assistant Clerk                              President and Associate General Counsel
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto(3)     Assistant Treasurer     May 2003             Massachusetts Financial Services Company, Vice President
(born 10/01/53)                                                          (since April 2003); Brown Brothers Harriman& Co., Senior
                                                                         Vice President (November 2002 to April 2003); ING Groep
                                                                         N.V./Aeltus Investment Management, Senior Vice President
                                                                         (prior to November 2002)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty(3)       Assistant Treasurer     August 2000          Massachusetts Financial Services Company, Vice President
(born 09/18/63)                                                          (since August 2000); UAM Fund Services, Senior Vice
                                                                         President (prior to August 2000)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Richard M. Hisey(3)         Treasurer               August 2002          Massachusetts Financial Services Company, Senior Vice
(born 08/29/58)                                                          President (since July 2002); The Bank of New York, Senior
                                                                         Vice President (September 2000 to July 2002); Lexington
                                                                         Global Asset Managers, Inc., Executive Vice President and
                                                                         Chief Financial Officer (prior to September 2000);
                                                                         Lexington Funds, Chief Financial Officer (prior to
                                                                         September 2000)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)           Assistant Treasurer     April 1997           Massachusetts Financial Services Company, Vice President
(born 11/13/57)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Frank L. Tarantino          Independent Chief       June 2004            CRA Business Strategies Group (consulting services),
(born 03/07/44)             Compliance Officer                           Executive Vice President (April 2003 to June 2004); David
                                                                         L. Babson & Co. (investment adviser), Managing Director,
                                                                         Chief Administrative Officer and Director (February 1997
                                                                         to March 2003)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James O. Yost(3)            Assistant Treasurer     September 1990       Massachusetts Financial Services Company, Senior Vice
(born 06/12/60)                                                          President
-----------------------------------------------------------------------------------------------------------------------------------

(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.


The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every 5 years thereafter to elect Trustees. Each
Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.


--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

        (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

        (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS HIGH INCOME FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS GOVERNMENT MORTGAGE FUND:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation; and

        (2) invest in any security other than (i) Government securities and related options, futures, options on futures and repurchase agreements, and (ii) securities of other investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, all of whose assets will be invested in Government securities and related options, futures, options on futures and repurchase agreements.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

--------------------
PART II - APPENDIX G
--------------------

    PROXY VOTING POLICIES AND PROCEDURES SEPTEMBER 17, 2003 Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the MFS Family of Funds (the "MFS Funds").

    These policies and procedures include:

            A. Voting Guidelines;
            B. Administrative Procedures;
            C. Monitoring System;
            D. Records Retention; and
            E. Reports.


    These proxy voting policies and procedures do not apply to MFS Union Standard Equity Fund ("UNE"). The proxy voting policies and procedures that apply to UNE are set forth on page G-6.

    A. VOTING GUIDELINES


    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

    MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that -- guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

    As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long- term economic interests of MFS' clients.

    From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

    These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    NON-SALARY COMPENSATION PROGRAMS

    Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

    Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

    MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to "buy" stock.

    MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

    MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation. When put to a vote, MFS votes against very large golden parachutes.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    DILUTION

    There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF

    While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

    INDEPENDENT AUDITORS

    Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- within the circumstances of the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS - SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

    The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments:
    (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

    Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

      a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

      b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

      c. Considers special proxy issues as they may arise from time to time.

    The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

    In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

      a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares,
        (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

      b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

      c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

      d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

    The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

    3. GATHERING PROXIES

    Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

    MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

    4. ANALYZING PROXIES

    After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

    ----------
    (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and
        (v) approval of share repurchase programs.

    (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

    Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

    As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

    As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

    5. VOTING PROXIES

    After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

    C. MONITORING SYSTEM

    It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

    When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

    D. RECORDS RETENTION

    MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

    E. REPORTS

    MFS FUNDS

    Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

    ALL MFS ADVISORY CLIENTS

    At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

    Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


                                 *    *    *    *

                     UNE PROXY VOTING POLICIES AND PROCEDURES

    UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/MFS.

                                   INTRODUCTION

    These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

    JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

    For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                                AUDITOR STANDARDS
                                     AUDITORS

    JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

    In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

    To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

    It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

    This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                                BOARD OF DIRECTORS
                              ELECTION OF DIRECTORS

    The Election of Directors usually occurs under two circumstances: uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

    As a general policy, the following factors should always be taken into consideration:

      o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

      o The company's performance relative to its peer group and the market indices against which the company is measured;

      o The independence of the Directors (as is more fully described in the Policies, below);

      o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

      o Company management's track record;

      o The attendance records of Directors, which should not fall below 75 percent;

      o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

      o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

      o The views of employee and shareholder groups with respect to particular circumstances at a company;

      o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

      o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                              INDEPENDENT DIRECTORS

    This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

    With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

    A director is considered NOT INDEPENDENT if he or she:

      o Is, or has been, employed by the company or an affiliate;

      o Is one of the company's paid advisors/ consultants;

      o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

      o Is, or is affiliated with a company that is, a significant customer or supplier;

      o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

      o Has a personal services contract with the company;

      o Is related to a Director or Officer of the company;

      o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

      o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

      o Is a member of the immediate family of any person described above.

             INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES

    This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                 AUDIT COMMITTEE

    For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

    The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                              COMPENSATION COMMITTEE

    The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                    NOMINATING/ CORPORATE GOVERNANCE COMMITTEE

    In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                 SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO

    One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

    Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                CLASSIFIED BOARDS

    Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti-takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

    We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                   TERM LIMITS

    This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                DIRECTOR LIABILITY

    According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

    The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

    The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

    The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

    Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome: "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

    The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

      o breach of duty of loyalty;

      o omissions not committed in good faith or acts committed intentionally or in violation of the law;

      o acts involving unlawful purchase or redemption of stock;

      o payment of unlawful dividends; or

      o receipt of improper personal benefits.

    In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                 INDEMNIFICATION

    Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

    This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

    Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                   COMPENSATION
                                STOCK OPTION PLANS

    In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

    In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

    Performance-Based Stock Options are defined as one of the following:

    PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

    PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

    INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

    PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

    This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                           EXECUTIVE COMPENSATION PLANS

    Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

    This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

    This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                 DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION

    Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                GOLDEN PARACHUTES

    Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

    However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

    As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                     OUTSIDE DIRECTOR COMPENSATION & BENEFITS

    This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

    JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                               CORPORATE GOVERNANCE
                        BROADER PARTICIPATION ON THE BOARD

    This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                        INCREASING AUTHORIZED COMMON STOCK

    Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                           BLANK-CHECK PREFERRED STOCK

    We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                 REINCORPORATION

    We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                     SHAREHOLDER RIGHTS PLANS (POISON PILLS)

    Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

    This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                            BOARD SIZE & COMPENSATION

    The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                        SUPERMAJORITY VOTING REQUIREMENTS

    When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                DUAL CLASS VOTING

    The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                CUMULATIVE VOTING

    Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

    Cumulative   voting   is  a  method  for  obtaining  minority  shareholder
    representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                   SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS

    In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                             APPROVING OTHER BUSINESS

    Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                            EQUAL ACCESS TO THE PROXY

    Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                              FAIR-PRICE PROVISIONS

    Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
2 Avenue de Lafayette, Boston, MA 02111-1738
Toll free: (800) 225-2606


MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street, Boston, MA 02116


                                                          MFS-REVPART2-SAI-6/04

                              MFS SERIES TRUST IX

                                  On behalf of


                                MFS(R) BOND FUND
                          MFS(R) LIMITED MATURITY FUND
                     MFS(R) MUNICIPAL LIMITED MATURITY FUND
                      MFS(R) INFLATION-ADJUSTED BOND FUND
                 MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
                       MFS(R) EMERGING OPPORTUNITIES FUND
                           MFS(R) RESEARCH BOND FUND


                                     PART C

ITEM 23. EXHIBITS

           1 (a) Amended and Restated Declaration of Trust, dated August 12,
                 2003.  (14)

             (b) Amendment, dated August 15, 2003, to the Declaration of Trust
                 - Redesignation of Class R Shares as Class R1 Shares for MFS Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Limited Maturity Fund and MFS Research Bond Fund and Designation of New Class R2 Shares for MFS Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Limited Maturity Fund and MFS Research Bond Fund. (20)


             (c) Amendment, dated December 31, 2003, to the Declaration of
                 Trust to terminate MFS Large Cap Value Fund; filed herewith.

             (d) Amendment, dated August 2, 2004, to the Declaration of Trust -
                 Redesignation of Class R Shares to Class R1 Shares and Designation of new Class R2 Shares for MFS Inflation-Adjusted Bond Fund; filed herewith.

           2 (a) Master Amended and Restated By-Laws, dated January 1, 2002, as revised June 23, 2004. (12)

             (b) Appendix A as revised July 20, 2004 to Master Amended and
                 Restated By-Laws, dated January 1, 2002 as revised June 23, 2004. (17)


           3     Form of Share Certificate for Classes of Shares. (4)

           4 (a) Investment Advisory Agreement for the Trust, dated January
                 1, 2002. (15)

             (b) Form of Exhibits as revised July 16, 2003 to the Investment
                 Advisory Agreement dated January 1, 2002. (7)

           5 (a) Distribution Agreement, dated January 1, 1995. (3)

             (b) Dealer Agreement between MFS Fund Distributors, Inc. ("MFD"), and a dealer, and the Mutual Fund Agreement between MFD and a bank, effective April 6, 2001. (11)

           6 (a) Retirement Plan for Non-Interested Person Trustees, as amended and restated February 17, 1999. (8)

             (b) Amendment, dated July 1, 2002, to Retirement Plan for
                 Non-Interested Person Trustees. (1)

             (c) Retirement Benefit Deferral Plan dated July 1, 2002. (1)

           7 (a) Master Custodian Contract between Registrant and State
                 Street Bank and Trust Company dated July 2, 2001. (13)

             (b) Global Custody Agreement, dated July 2, 2001, with Chase
                 Manhattan Bank. (13)


             (c) Form of Amended Exhibit A, dated as of September 30, 2004, to the Master Custodian Contract and the Global Custody Agreement. (12)

             (d) Form of Amended Amendment No. 3, dated as of September 30,
                 2004, to the Master Custodian Contract and the Global Custody Agreement. (12)


           8 (a) Shareholder Servicing Agreement between Registrant and
                 Massachusetts Financial Service Center dated December 2, 1985.
                 (3)

             (b) Amendment to Shareholder Servicing Agent Agreement, dated
                 April 1, 2003 to amend fee schedule. (7)

             (c) Exchange Privilege Agreement dated July 30, 1997. (5)

             (d) Dividend Disbursing Agency Agreement among MFS Funds and State
                 Street Bank and Trust Company, dated February 1, 1986. (2)

             (e) Master Administrative Services Agreement dated March 1, 1997, as amended and restated April 1, 1999. (6)


             (f) Exhibit A, as revised July 20, 2004, to the Amended and
                 Restated Master Administrative Services Agreement. (12)


             (g) Master 529 Administrative Services Agreement, dated August 1,
                 2002. (19)

             (h) Addendum, dated October 16, 2002, to the Master 529
                 Administrative Services Agreement. (19)


             (i) Exhibit A, as revised July 20, 2004, to the Master 529
                 Administrative Services Agreement. (12)

             (j) Master Class R2 Administrative Services Agreement, dated
                 August 15, 2003. (18)

             (k) Exhibit A, as revised July 20, 2004, to the Master R2
                 Administrative Services Agreement. (12)


           9 (a) Consent and Opinion of Counsel, dated June 25, 2003. (7)


             (b) Legal Opinion Consent, dated August 26, 2004; filed herewith.

          10 (a) Consent of Auditors Deloitte & Touche LLP for MFS Bond
                 Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Inflation-Adjusted Bond Fund, MFS Intermediate Investment Grade Bond Fund and MFS Research Bond Fund; filed herewith.

             (b) Consent of Auditors Ernst & Young LLP for MFS Emerging
                 Opportunities Fund; filed herewith.

             (c) Consent of Auditors Deloitte & Touche LLP for MFS Research
                 Bond Fund J. (16)


          11     Not Applicable.

          12     Not Applicable.


          13 Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, as amended and restated July 20, 2004. (12)


          14     Not Applicable.


          15 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, as amended and restated July 20, 2004. (12)

          16 (a) Code of Ethics pursuant to Rule 17j-1 under the Investment
                 Company Act of 1940. (10)

             (b) Amendment to the Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940 effective December 1, 2003 and revised March 16, 2004. (17)

                 Power of Attorney, dated April 27, 2004. (9)
                 Power of Attorney, dated August 12, 2004; filed herewith.

------------------
 (1) Incorporated by reference to Registrant's Post-Effective Amendment No. 44 filed with the SEC via EDGAR on August 1, 2002.

 (2) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.

 (3) Incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.

 (4) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 26, 1996.

 (5) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 64 filed with the SEC via EDGAR on October 29, 1997.

 (6) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.

 (7) Incorporated by reference to Registrant's Post-Effective Amendment No. 48 filed with the SEC via EDGAR on June 27, 2003.

 (8) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on February 26, 1999.

 (9) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 36 filed with the SEC via EDGAR on May 28, 2004.

(10) Incorporated by reference to Registrant's Post-Effective Amendment No. 40 filed with the SEC via EDGAR on August 28, 2000.

(11) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on April 30, 2001.


(12) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 50 filed with the SEC via EDGAR on July 9, 2004.


(13) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.

(14) Incorporated by reference to Registrant's Post-Effective Amendment No. 49 filed with the SEC via EDGAR on August 28, 2003.

(15) Incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the SEC via EDGAR on July 30, 2002.


(16) Incorporated by reference to Registrant's Post-Effective Amendment No. 51 filed with the SEC via EDGAR on June 29, 2004.

(17) Incorporated by reference to MFS Municipal Series Trust (File Nos.2-92915 and 811-4096) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on July 29, 2004.


(18) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.

(19) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 43 filed with the SEC via EDGAR on November 27, 2002.


(20) Incorporated by reference to Registrant's Post-Effective Amendment No. 51 filed with the SEC via EDGAR on October 30, 2003.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 25. INDEMNIFICATION

         The Trustees and officers of the Trust and the personnel of the Trust's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Trust and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

         Reference is hereby made to (a) Article V of the Trust's Amended and Restated Declaration of Trust, dated August 12, 2003, incorporated by reference to Post-Effective Amendment No. 49, filed with the Securities and Exchange Commission via EDGAR on August 28, 2003 and (b) Section 4 of the Distribution Agreement between the Trust and MFS Fund Distributors, Inc., incorporated by reference to the Registrant's Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


         MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below):
MASSACHUSETTS INVESTORS TRUST; MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MFS GROWTH OPPORTUNITIES FUND; MFS GOVERNMENT SECURITIES FUND; MFS GOVERNMENT LIMITED MATURITY FUND; MFS SERIES TRUST I (which has 10 series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS Strategic Growth Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS Value Fund, MFS New Discovery Fund, MFS Technology Fund and MFS Research International Fund); MFS SERIES TRUST II (which has two series: MFS Emerging Growth Fund and MFS Large Cap Growth Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund); MFS SERIES TRUSt IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund); MFS SERIES TRUST V (which has three series: MFS Total Return Fund, MFS Research Fund and MFS International New Discovery Fund); MFS SERIES TRUST VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity
Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities
Fund); MFS SERIES TRUST VIII (which has three series: MFS Strategic Income Fund, MFS Global Growth Fund and MFS Tax Managed Equity Fund); MFS SERIES TRUST IX (which has eight series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund, MFS Research Bond Fund J, MFS Intermediate Investment Grade Bond Fund, MFS Emerging Opportunities Fund and MFS Inflation-Adjusted Bond Fund; MFS SERIES TRUST X (which has 14 series:
MFS Government Mortgage Fund, MFS Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Value Fund, MFS Strategic Value Fund, MFS Emerging Markets Debt Fund, MFS New Endeavor Fund, MFS Gemini U.K. Fund, MFS Global Value Fund, MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, MFS Aggressive Growth Allocation Fund and MFS International Diversification Fund (to be offered for sale on or about October 1, 2004)); MFS SERIES TRUST XI (which has two series: MFS Union Standard Equity Fund and MFS Mid Cap Value Fund); and MFS MUNICIPAL SERIES TRUST (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has 7 series) and MFS Variable Insurance Trust ("MVI") (which has 15 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 29 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

         The Directors of MFS are Robert J. Manning, Martin E. Beaulieu, Robin
A. Stelmach, Donald A. Stewart, C. James Prieur, William W. Stinson, James C. Baillie, Ronald W. Osborne and William K. O'Brien. Robert C. Pozen is the Chairman, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria D. Dwyer is Executive Vice President and Chief Regulatory Officer, Jeffrey N. Carp is a Senior Vice President, General Counsel and Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Michael W. Roberge is a Senior Vice President, Chief Fixed Income Officer and Director of Fixed Income Research, Paul T. Kirwan is a Senior Vice President and Chief Financial Officer, Thomas B. Hastings is a Senior Vice President and Treasurer and Joseph E. Lynch is the Assistant Treasurer.

         MASSACHUSETTS INVESTORS TRUST
         MASSACHUSETTS INVESTORS GROWTH STOCK FUND
         MFS GROWTH OPPORTUNITIES FUND
         MFS GOVERNMENT SECURITIES FUND
         MFS GOVERNMENT LIMITED MATURITY FUND
         MFS SERIES TRUST I
         MFS SERIES TRUST II
         MFS SERIES TRUST III
         MFS SERIES TRUST IV
         MFS SERIES TRUST V
         MFS SERIES TRUST VI
         MFS SERIES TRUST VII
         MFS SERIES TRUST VIII
         MFS SERIES TRUST IX
         MFS SERIES TRUST X
         MFS SERIES TRUST XI
         MFS MUNICIPAL SERIES TRUST
         MFS VARIABLE INSURANCE TRUST
         MFS INSTITUTIONAL TRUST
         MFS MUNICIPAL INCOME TRUST
         MFS MULTIMARKET INCOME TRUST
         MFS GOVERNMENT MARKETS INCOME TRUST
         MFS INTERMEDIATE INCOME TRUST
         MFS CHARTER INCOME TRUST
         MFS SPECIAL VALUE TRUST

         J. Atwood Ives and Ward Smith are Co-Chairs, Robert J. Manning is President, Richard M. Hisey, a Senior Vice President of MFS, is Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary and Assistant Clerk.

         MFS/SUN LIFE SERIES TRUST

         J. Kermit Birchfield is Chairman, Robert J. Manning is President, Richard M. Hisey is the Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie
A. DeSisto and Robert R. Flaherty are the Assistant Treasurers, James R. Bordewick, Jr., is the Assistant Secretary and Assistant Clerk.

         MONEY MARKET VARIABLE ACCOUNT
         HIGH YIELD VARIABLE ACCOUNT
         CAPITAL APPRECIATION VARIABLE ACCOUNT
         GOVERNMENT SECURITIES VARIABLE ACCOUNT
         TOTAL RETURN VARIABLE ACCOUNT
         GLOBAL GOVERNMENTS VARIABLE ACCOUNT
         MANAGED SECTORS VARIABLE ACCOUNT

         J. Kermit Birchfield is Chairman, Robert J. Manning is President and a Director, Richard M. Hisey is Treasurer, Jim Yost, Ellen M. Moynihan, Stephanie
A. DeSisto and Robert R. Flaherty are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

         MIL FUNDS
         MFS MERIDIAN FUNDS

         Jeffrey L. Shames is Chairman and a Director, Peter D. Laird is President and a Director, J. Kermit Birchfield is a Director, Richard M. Hisey is Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert
R. Flaherty are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS American Funds, known as the MFS Funds, SICAV after January 1999 (which has 16 portfolios): Asian Ex-Japan Fund, Emerging Markets Debt Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Equity Fund, Japan All-Cap Equity Fund, U.S. Dollar Reserve Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Research Fund, U.S. Strategic Growth Fund and Value Fund (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian Asian Dynasty Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian European Equity Fund, MFS Meridian Global Balanced Fund, MFS Meridian Global Equity Fund, MFS Meridian Global Growth Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Money Market Fund, MFS Meridian Research Bond Fund, MFS Meridian Research International Fund, MFS Meridian Strategic Growth Fund, MFS Meridian Strategic Income Fund, MFS Meridian Technology Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian U.S. Equity Fund, MFS Meridian U.S. Government Bond Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian U.S. Research Fund, MFS Meridian Value Fund and MFS Meridian Inflation Adjusted Bond Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

         Robert J. Manning is a Director, Peter Laird is a Director and President, Peter Bubenzner is a Director, Judith Collis is a Director, Paul T. Kirwan is the Treasurer, Martin E. Beaulieu is a Director and Vice President, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries and Thomas B. Hastings is the Assistant Treasurer. Mark C. Rogers is Senior Vice President and Managing Director - Retail and Ira
S. Krolick is Senior Vice President.

         MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

         Robert J. Manning, Peter D. Laird and Martin E. Beaulieu are the Directors. Mr. Laird is the President, Paul T. Kirwan is the Treasurer, Thomas
B. Hastings is the Assistant Treasurer, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries and Paul
D. Price is Managing Director - Europe, Asia and Singapore.

         MFS INTERNATIONAL S.C. LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Meridian Funds.

         Robert J. Manning and Peter D. Laird are Advisory Board Members. Mr. Manning is also the President. Jose Noguerol is General Manager and Regional Vice President, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

         MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

         Graham E. Lenzner is the Chairman, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Jeffrey N. Carp is the Secretary and Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries.

         MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

         Robert J. Manning is the Chairman, Martin E. Beaulieu is a Director and the President, James A. Jessee is Co-President, Michael J. Londergan is the Treasurer, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Thomas B. Hastings is the Assistant Treasurer, Sharon A. Brovelli is Senior Vice President and Director of Administration/Operations, Paul F. Fichera is Senior Vice President and Director of Product Development, William H. Finnegan is Senior Vice President and Director of Market Development, Michael D. Fitzgerald is Senior Vice President - Bank Marketing Group, Joseph A. Kosciuszek is Senior Vice President
- Support Services MFSI/International, Larry I. Milder is Senior Vice President
- FIAD Sales, Thomas A. Jessee is Senior Vice President - Broker/Dealer Sales, Bill C. Taylor is Senior Vice President and Director of PPS, Susan G. Fowler is Senior Vice President - Fulfillment/PPS and Brendan K. Nolan is Senior Vice President.

         MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

         Robert J. Manning is the Chairman. Janet A. Clifford is a Director. Ms. Clifford is also the President, Jeffrey N. Carp is the Secretary, Mitchell
C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert W. Green is Senior Vice President - Dealer Services, Gloria E. Schmid is Senior Vice President - Operations David G. Rainville is Senior Vice President.

         MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

         Robert J. Manning is Chairman and Chief Investment Officer, Martin E. Beaulieu is a Director, Lisa M. Jones is Head of Institutional and Executive Vice President, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Fletcher B. Coleman III is Senior Vice President and Managing Director of Insurance Services Group, John O'Connor is Managing Director - North American Sales, David J. Picher is Managing Director - Global Consultation Relations and Lorie C. O'Malley is Director - Relationship Management.

         MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

         Robert J. Manning is the Chairman, Martin E. Beaulieu is the Director, Carol W. Geremia is the President, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Jeffrey N. Carp is the Secretary, Mitchell
C. Freestone and Brian T. Hourihan are Assistant Secretaries Matthew D. Gannon is Senior Vice President - Retail Marketing, Director of RSI Marketing, William
F. Shaw is Senior Vice President - Marketing and George C. Sutherland is Senior Vice President - Sales.

         MFS INVESTMENT MANAGEMENT K.K. ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

         Peter D. Laird and Lisa M. Jones are Directors, Ira S. Krolick is a Director and Chief Operating Officer, Takafumi Ishii is a Director and Representative Director, Yasuyuki Hirata is Director -Corporate Planning and Thomas B. Hastings is Statutory Auditor.

         MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

         Eric G. Burns, Paul F. Fichera, Janet A. Clifford, Carol W. Geremia and Joseph A. Kosciuszek are Directors. Mr. Burns is the President, Robert J. Whelan is the Treasurer, Thomas B. Hastings is Assistant Treasurer and Mark Kaplan is Trust Officer.

         MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

         Robert J. Manning, Douglas C. Henck, Peter D. Laird and Donald A. Stewart are Managers, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

         SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

         Robert J. Manning is Chairman, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer and Joseph Lynch is the Assistant Treasurer..

         MFS INVESTMENT MANAGEMENT (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 2 portfolios: MFS Funds-Global Equity Ex-Japan Fund and MFS Funds-Bond Fund.

         Robert J. Manning, Peter D. Laird and Martin E. Beaulieu are Directors, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

         MFS/SUN LIFE FINANCIAL DISTRIBUTORS, INC., a Delaware broker dealer jointly owned by MFS and Sun Life of Canada (U.S.) Financial Services Holdings, Inc., whose address is 131 Oliver Street, Boston, Massachusetts 02110, is a distributor of variable annuity products.

         Martin E. Beaulieu and Robert C. Salipante are the Directors, Ellen B. King is Secretary and Amy E. Mihaich is Assistant Secretary.

         In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

         Donald A. Stewart           Chief Executive Officer, Sun Life Assurance
                                       Company of Canada, Sun Life Centre, 150
                                       King Street West, Toronto, Ontario,
                                       Canada (Mr. Stewart is also an officer
                                       and/or Director of various subsidiaries
                                       and affiliates of Sun Life)

         C. James Prieur             President and a Director, Sun Life
                                       Assurance Company of Canada, Sun Life
                                       Centre, 150 King Street West, Toronto,
                                       Ontario, Canada (Mr. Prieur is also an
                                       officer and/or Director of various
                                       subsidiaries and affiliates of Sun Life)

         William W. Stinson          Non-Executive Chairman, Sun Life Financial
                                       and Sun Life Assurance Company of
                                       Canada, Sun Life Centre, 150 King Street
                                       West, Toronto, Ontario, Canada;
                                       Chairman, Westshore Terminals Income
                                       Fund, Vancouver, British Columbia;
                                       Director, Grant Forest Products Inc.,
                                       Ontario, Canada and Trustee, Fording
                                       Canadian Coal Trust, Calgary, Alberta

         James C. Baillie            Counsel, Torys, Ontario, Canada; Chair,
                                       Independent Electricity Market Operator,
                                       Ontario, Canada; Chair, Corel
                                       Corporation, Ontario, Canada; Director,
                                       Sun Life Financial, Ontario Canada;
                                       Director, FPI Ltd., Newfoundland, Canada


ITEM 27. DISTRIBUTORS

         (a) Reference is hereby made to Item 26 above.

         (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

         (c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                         NAME                                 ADDRESS
                         ----                                 -------

         Massachusetts Financial Services               500 Boylston Street
           Company (investment adviser)                 Boston, MA  02116

         MFS Fund Distributors, Inc.                    500 Boylston Street
           (principal underwriter)                      Boston, MA 02116

         State Street Bank and                          State Street South
           Trust Company (custodian)                    5 - West
                                                        North Quincy, MA  02171


         J.P. Morgan Chase                              270 Park Avenue
                                                        New York, NY 10017


         MFS Service Center, Inc.                       2 Avenue de Lafayette
           (transfer agent)                             Boston, MA  02111-1738

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 26th day of August 2004.

                                             MFS SERIES TRUST IX

                                             By:    ROBERT J. MANNING*
                                                    ---------------------------
                                             Name:  Robert J. Manning
                                             Title: President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on August 26, 2003.

             SIGNATURE                                     TITLE

                                     President (Principal Executive Officer)
ROBERT J. MANNING*                     and Trustee
--------------------------------
Robert J. Manning

                                     Principal Financial and Accounting Officer
RICHARD M. HISEY*
--------------------------------
Richard M. Hisey


LAWRENCE H. COHN*                    Trustee
--------------------------------
Lawrence H. Cohn


DAVID H. GUNNING*                    Trustee
--------------------------------
David H. Gunning


WILLIAM R. GUTOW*                    Trustee
--------------------------------
William R. Gutow


J. ATWOOD IVES*                      Trustee
--------------------------------
J. Atwood Ives

AMY B. LANE*                         Trustee
--------------------------------
Amy B. Lane


LAWRENCE T. PERERA*                  Trustee
--------------------------------
Lawrence T. Perera


WILLIAM R. POORVU*                   Trustee
--------------------------------
William R. Poorvu


ROBERT C. POZEN*                     Trustee
--------------------------------
Robert C. Pozen


J. DALE SHERRATT*                    Trustee
--------------------------------
J. Dale Sherratt


ELAINE R. SMITH*                     Trustee
--------------------------------
Elaine R. Smith


                                          *By:  JAMES R. BORDEWICK, JR.
                                          ------------------------------------
                                          Name: James R. Bordewick, Jr.
                                                as Attorney-in-fact

                                          Executed by James R. Bordewick, Jr.
                                          on behalf of those indicated pursuant
                                          to (i) a Power of Attorney dated
                                          April 27, 2004, incorporated by
                                          reference to MFS Series Trust III
                                          (File Nos. 2-60491 and 811-2794)
                                          Post-Effective Amendment No. 36 filed
                                          with the SEC via EDGAR on May 28,
                                          2004.

                               POWER OF ATTORNEY

         The undersigned, a Trustee or officer of each company listed on Exhibit A hereto (each, a "Registrant"), hereby severally constitutes and appoints James R. Bordewick, Jr., Jeffrey N. Carp, James F. DesMarais, Maria F. Dwyer, Richard M. Hisey, Robert C. Pozen and Robin A. Stelmach, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any report, including without limitation any Form N-PX, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of complying with any reporting requirements under the Investment Company Act of 1940, the Securities Act of 1933 or the Securities Exchange Act of 1934 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 12th day of August, 2004.


ROBERT J. MANNING                          Principal Executive Officer
-----------------------
Robert J. Manning

                                   EXHIBIT A

                               MFS Series Trust I
                              MFS Series Trust II
                              MFS Series Trust III
                              MFS Series Trust IV
                               MFS Series Trust V
                              MFS Series Trust VI
                              MFS Series Trust VII
                             MFS Series Trust VIII
                              MFS Series Trust IX
                               MFS Series Trust X
                              MFS Series Trust XI

                   Massachusetts Investors Growth Stock Fund
                         Massachusetts Investors Trust
                            MFS Charter Income Trust
                      MFS Government Limited Maturity Fund
                      MFS Government Markets Income Trust
                         MFS Government Securities Fund
                         MFS Growth Opportunities Fund
                            MFS Institutional Trust
                         MFS Intermediate Income Trust
                          MFS Multimarket Income Trust
                           MFS Municipal Income Trust
                           MFS Municipal Series Trust
                            MFS Special Value Trust
                          MFS Variable Insurance Trust

                           MFS/Sun Life Series Trust
                     Capital Appreciation Variable Account
                      Global Governments Variable Account
                     Government Securities Variable Account
                          High Yield Variable Account
                        Managed Sectors Variable Account
                         Money Market Variable Account
                         Total Return Variable Account

                               INDEX TO EXHIBITS

EXHIBIT NO.                 DESCRIPTION OF EXHIBIT                    PAGE NO.

    1 (c) Amendment, dated December 31, 2003, to the Declaration of Trust to terminate MFS Large Cap Value Fund.

      (d) Amendment, dated August 2, 2004, to the Declaration of Trust - Redesignation of Class R Shares to Class
             R1 Shares and Designation of new Class R2 Shares for MFS Inflation-Adjusted Bond Fund.

    9 (b)  Legal Opinion Consent, dated August 26, 2004.

   10 (a)  Consent of Auditors Deloitte & Touche LLP for MFS Bond
             Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Inflation-Adjusted Bond Fund, MFS Intermediate Investment Grade Bond Fund and MFS Research Bond Fund.

      (b) Consent of Auditors Ernst & Young LLP for MFS Emerging
            Opportunities Fund.